                                                       -------------------------
                                                             OMB APPROVAL
                                                       -------------------------
                                                       OMB Number: 3235-0570
                                                       Expires: October 31, 2006
                                                       Estimated average burden
                                                       hours per response: 19.3
                                                       -------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07883
                                   --------------------------------------------
                                   ICON FUNDS
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111
-------------------------------------------------------------------------------
            (Address of principal executive offices)                (Zip code)

      Erik L. Jonson 5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111
-------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 303-790-1600
                                                   ---------------------

Date of fiscal year end: September 30, 2005
                        ----------------------

Date of reporting period: September 30, 2005
                         ---------------------

    Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

    A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                            . 2005 Annual Report

                                                               Investment Update
                                                     ICON U.S. DIVERSIFIED FUNDS

                                                                  ICON BOND FUND
                                                           ICON CORE EQUITY FUND
                                                          ICON COVERED CALL FUND
                                                         ICON EQUITY INCOME FUND
                                                            ICON LONG/SHORT FUND

                                                               [ICON FUNDS LOGO]

                                                               Table of Contents

ABOUT THIS REPORT (UNAUDITED)                                     2

MESSAGE FROM ICON FUNDS (UNAUDITED)                               4

MANAGEMENT OVERVIEWS (UNAUDITED) AND SCHEDULES OF
  INVESTMENTS
  ICON Bond Fund                                                  7
  ICON Core Equity Fund                                          16
  ICON Covered Call Fund                                         25
  ICON Equity Income Fund                                        42
  ICON Long/Short Fund                                           51

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE (UNAUDITED)               60

FINANCIAL STATEMENTS                                             63

FINANCIAL HIGHLIGHTS                                             70

NOTES TO FINANCIAL STATEMENTS                                    74

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          86

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)                  87

OTHER INFORMATION (UNAUDITED)                                    89

[RECYCLE LOGO]

About This Report (unaudited)

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price, the reinvestment of any dividends and capital gain distributions, and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions, and portfolio holdings as of September 30, 2005, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's holdings as of September 30, 2005 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology does not consider company-specific factors beyond financial data, those factors may impact a stock's performance, and therefore, Fund performance.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

There are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity of

 2   About This Report
the underlying securities, and are not suitable for all investors. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The Bond Fund may invest up to 25% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against a specific securities index. Each index shown accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.

- The unmanaged Standard & Poor's SuperComposite 1500 (S&P 1500) Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

- The Lehman Brothers (LB) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet Research Systems, and Lehman Brothers.


                                                          About This Report    3

Message from ICON Funds (unaudited)


--------------------------------------------------------------------------------
Equity markets proved especially volatile during the period, retreating when concerns intensified, then rallying when anxiety abated.
--------------------------------------------------------------------------------

Thank you for your continued investment in the ICON U.S. Diversified Funds and welcome to those shareholders receiving this report for the first time.

As you may know, ICON employs bottom-up industry rotation in pursuit of industries which our system indicates are poised to outperform the broader market. Our focus on valuation continued to serve the Funds well, as the ICON system directed us toward underpriced industries that played a part in moving the market higher despite inherent skepticism on the part of less informed investors.

CLIMBING A WALL OF WORRY

Of the many sayings associated with the financial markets, one of my favorites is "Wall Street climbs a wall of worry." Given the market's performance over the past year, one would be hard pressed to find fault with such a claim.

Although stocks recorded solid gains over the course of the Funds' fiscal year, the path was fraught with numerous difficulties. Investors grappled with uncertainties stemming from rising oil prices and monetary tightening, mostly centered on conflicting fears of economic slowdown and mounting inflation. Equity markets proved especially volatile in this setting, retreating when concerns intensified, then rallying when anxiety abated.

This was particularly evident during Hurricanes Katrina and Rita, as investors reacted to day-to-day, even minute-to-minute, fluctuations in oil futures. However, it is our view that these price swings were the result of amateur macroeconomic conjecture that was inconsistent with professional analysts who specialize in forecasting corporate earnings.

AVOIDING THE GUESSING GAME

When analyzing individual stocks, two of the key variables we apply to our valuation equation include average earnings per share (EPS) and estimated long-term earnings growth rates (LTG). In order to ensure the most realistic projections, ICON Advisers subscribes to the highly respected Thomson Financial I/B/E/S database service, which surveys equity analysts for their estimates of future corporate earnings and respective growth rates.

Based on these estimates, the fallout from Katrina and Rita has resulted in slight near-term revisions to quarterly EPS, but few modifications to the LTG that we consider. In our equation, marginal EPS adjustments over one or two quarters typically have a negligible impact on overall value. Given the steady outlook for LTG, analysts view the storms' effects as temporary and not a threat to our current valuation calculations or long-term growth forecasts.


 4   Message from ICON Funds

    We frequently see events that affect near-term earnings per share but seldom trigger a change in our analysis of the forward five-year growth outlook.

                                                       [CRAIG T. CALLAHAN PHOTO]
                                                       Craig T. Callahan

                                                       President

We frequently see events that affect one or two quarters of EPS but seldom trigger a change in our analysis of the forward five-year growth outlook. Less informed investors often react, incorrectly we believe, to those events and tilt their portfolios toward areas that are instinctively poised to benefit, irrespective of known fundamentals. ICON does not participate in that guessing game. Our experience tells us to stick with computing value and not react to events that do not impact our estimate of intrinsic value. As a result, we made no changes to Fund compositions based strictly on damage attributed to the hurricanes.

--------------------------------------------------------------------------------
Our experience tells us to stick with computing value and not react to events that do not impact our estimate of intrinsic value.
--------------------------------------------------------------------------------


Meanwhile, bonds remained subdued during the period, reflecting much of the same event-driven volatility that plagued the stock market. Nevertheless, our assessment of valuation continues to suggest that investors have overstated the impact of higher short-term interest rates and perceived inflationary pressures. Monetary tightening, in our view, presents no compelling reason for higher long-term rates, while limited pricing power has curbed inflationary impulses, despite rising energy prices. Although initially favoring long-term corporate bonds, weakening relative strength and valuation concerns have tilted our exposure to the ultra-short end of the yield curve.

A MORE UNIFORM DISTRIBUTION OF VALUE

At period-end, the average value-to-price ratio (V/P) for our domestic equity database indicated that stocks were priced at 20% below our estimate of fair value. In other words, we believe prices would need to advance 20% on average over the coming year in order to reach fair value.

That being said, markets rarely move in a straight line and random news events can in fact disrupt a move to the upside. Moreover, value is a moving target and highly susceptible to changes in earnings, growth rates, risk, and interest rates. Despite all these variables, valuation gaps are expected, whereas extraneous events and their impact are generally unpredictable.

What are current valuation gaps telling us? Looking at the benchmark S&P 1500 Index, we are seeing a significant increase in the average V/P for large-cap stocks for the first time since 1997. Although we define industry leadership by value and relative strength and not by market capitalization, a more uniform distribution of value suggests that an upward move from here could be very broad and include the long-lagging large-cap segment.


                                                    Message from ICON Funds    5

Since the Energy-, Healthcare-, Utilities-, and Materials-related industries we have favored during the past year have featured small- and mid-cap companies, our value-driven avoidance of large-caps proved beneficial. However, given a significant portion of the rally since October 2002 had a low-quality bias, our penchant for holding high-quality companies may have detracted from overall returns. Should large-caps ultimately come back into favor, we are tilted more heavily toward them than we have been historically. Should high-quality companies return to their historical risk-adjusted leadership, the Funds are well-situated to take advantage of their strength.

OVERPRICED INDUSTRIES ARE FEW

We continue to see positive trends in corporate earnings, economic fundamentals and company valuations, and believe the setting looks favorable for a broad move to the upside. Our analysis shows that overpriced industries are few and far between, even within the Energy sector, yet we believe there appears to be a lack of leadership among Consumer-related industries, though value is widespread.

In closing, we wish to thank you for the privilege of guiding you through these challenging markets. For current market updates, as well as up-to-date Fund performance and account information, we invite you to visit our website at www.iconadvisers.com.

Yours truly,

/s/ Craig T. Callahan
Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

Consider the investment objectives, risks, charges, expenses, and share classes of each ICON Fund carefully before investing. The prospectus contains this and other information about the Funds and is available by visiting www.iconadvisers.com or calling 1-800-764-0442. Please read the prospectus carefully before investing.

There are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. An investment in a region fund may involve greater risk and volatility than a more diversified fund. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

 6   Message from ICON Funds

                                                             Management Overview

                                                                  ICON Bond Fund


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
September 30, 2005
Corporate Bonds                                                            50.2%
 Investment Grade                                                          30.1%
 Non-Investment Grade                                                      20.1%
U.S. Governments and Agencies                                              34.4%
Foreign Government Bonds                                                    0.6%
Short-Term Investments                                                     11.4%
Percentages are based upon net assets.

PORTFOLIO HIGHLIGHTS
September 30, 2005
Number of Bonds(1)                                                           113
Weighted average
maturity(1)                                                            8.3 Years
Weighted average
duration(1)                                                            4.7 Years
30-Day SEC Yield
(after expense
limitation) - Class I                                                      4.24%
30-Day SEC Yield
(before expense
limitation) - Class I                                                      4.11%
Yield is for the Fund's Class I shares.
Yield for the Fund's other share classes will vary due to differences in charges and expenses.
(1) Excludes cash and cash equivalents.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

A. For the fiscal year ended September 30, 2005, the ICON Bond Fund returned 1.05% for Class I shares, 0.47% for Class C shares and 1.30% for Class Z shares, underperforming the 3.38% return of the Lehman Brothers U.S. Universal Index, the Fund's benchmark, over the same period. Total returns for other periods as of September 30, 2005 appear on page 11.

Q. WHICH MARKET FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

A. The interest rate environment posed what Federal Reserve Chairman Alan Greenspan referred to during the period as a "conundrum." Although the Fed raised short-term interest rates to 3.75% from 1.75% in an attempt to ward off inflation, many investors were taken aback when range-bound long rates did not follow suit. As the spread between long and short rates diminished, a relatively flat yield curve benefited the Fund's initial tilt toward longer-duration bonds.

   However, this positioning worked against Fund performance later in the period as external factors ranging from inflationary pressures to slowing economic growth, both of which were attributed to the rising cost of oil and ongoing Federal Reserve policy calling for higher short-term interest rates, eroding the value of interest rate-sensitive long-term bonds. Consequently, the Fund's weighted average duration was steadily reduced during the second half of the fiscal year in conjunction with relative strength metrics that by period-end clearly favored shorter-dated issues. Although this rotation was consistent with our readings, ultimately the move to shorter maturities failed to stem losses associated with the Fund's prior long-term bias.

   Beyond these macro-driven events, relative performance also suffered after a mid-year earnings warning issued by Fund holding General Motors produced a widespread sell-off in automotive-related debt. The subsequent downgrading of GM credits to non-investment grade status further burdened the Fund, which saw declines in its automotive-related positions.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs a quantitative methodology, identifying bonds we believe to be underpriced relative to market price. The Fund may go anywhere in its pursuit of potential market themes, without limitations on maturity or duration (interest-rate sensitivity).

   The Fund does not attempt to predict interest rate movements. ICON calculates proprietary value-to-price ratios that consider the combined effects of income stream, yield curve characteristics and risk. By combining valuation with relative strength, the Fund aims to maximize total return

                                                        Management Overview    7

ICON Bond Fund

   (income plus capital appreciation) by focusing on securities poised to perform in the bond market.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. At the beginning of the period, long-term interest rates well within trading levels established by their prolonged secular decline, thus, favorable valuation readings initially led the Fund to overweight longer-duration corporate bonds. However, this strategy was later changed as longer-duration bonds, given their greater sensitivity to changing interest rates, relative strength weakened when benchmark yields trended higher. As a result, a number of longer-term positions were either trimmed or sold off, with the proceeds reinvested predominantly in highly liquid overnight and 30-day corporate paper.

   A pullback in high-yield bonds also detracted from Fund performance. With risk premiums declining following a strong two-year run, the sector appeared to have run its course. Consequently, the Fund continued to trim its high-yield exposure on declining relative strength, as tight credit spreads left little room for further contraction or capital appreciation.

   Nevertheless, longer-duration agency and corporate issues such as Fannie Mae and Cincinnati Financial Corp. contributed to Fund performance, as did holdings in long-term U.S. Treasuries. In contrast, General Motors Corp., Citigroup Inc., Chesapeake & Potomac Telephone Co., and New Jersey Bell Telephone Co. all detracted from performance on weakness in their respective industry groups. The Fund continued to hold these credits at period-end, because it had not met our sell criteria.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE BOND MARKET?

A. While we continue to see more compelling value in longer corporate maturities, relative strength dissipated rapidly following recent inflationary concerns. Likewise, high-yield bonds have value, but miss the relative strength component required in our model.

   Given the current environment, however, we remain focused on investing in shorter-term, highly liquid securities, and are poised to respond should relative strength conditions change.


 8   Management Overview

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- Initially, relatively flat yield curve initially benefited the Fund's tilt toward longer-duration bonds, but later worked against performance as long rates trended higher.

- The Fund's move to shorter-dated issues failed to stem losses associated with its prior long-term bias.

- In select cases, relative performance suffered after a General Motors earnings warning and subsequent GM credit downgrades produced declines in the Fund's automotive-related holdings.

- Longer-duration bonds issued by Fannie Mae and Cincinnati Financial Corp. contributed positively to Fund performance, as did long-term U.S. Treasuries.

- General Motors Corp., Citigroup Inc., Chesapeake & Potomac Telephone Co., and New Jersey Bell Telephone Co. credits all detracted from Fund performance.


                                                        Management Overview    9

ICON Bond Fund

TOP 10 BOND HOLDINGS
September 30, 2005

                                     U.S. Treasury, 8.88%, 2/15/19  2.6%
                     Federal Home Loan Bank (FHLB), 5.38%, 8/15/18  2.3%
                                    U.S. Treasury, 5.25%, 11/15/28  2.0%
      Federal National Mortgage Association (FNMA), 7.13%, 1/15/30  1.9%
                        DaimlerChrysler NA Holding, 8.50%, 1/18/31  1.8%
          Federal Home Loan Mortgage Corp. (FHLMC), 5.05%, 2/28/13  1.8%
          Federal Home Loan Mortgage Corp. (FHLMC), 5.16%, 2/27/15  1.8%
       Federal National Mortgage Association (FNMA), 5.00%, 3/9/15  1.8%
                                     U.S. Treasury, 2.00%, 5/15/06  1.8%
                     Federal Home Loan Bank (FHLB), 3.50%, 3/21/06  1.7%

Percentages are based upon net assets.

CREDIT QUALITY DIVERSIFICATION
September 30, 2005

 AAA  2.2%
  AA  3.3%
   A  38.2%
 BBB  30.0%
  BB  13.1%
   B  12.0%
 CCC  1.2%

Percentages based on total investments less commercial paper.

Ratings based on Standard and Poors.


 10   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2005

                                         INCEPTION                                SINCE
                                            DATE        1 YEAR      5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
ICON Bond Fund - Class I                  9/30/02       1.05%         N/A         4.84%
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index                    3.38%         N/A         4.97%
-------------------------------------------------------------------------------------------
ICON Bond Fund - Class C                  10/21/02      0.47%         N/A         5.12%
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index                    3.38%         N/A         5.75%
-------------------------------------------------------------------------------------------
ICON Bond Fund - Class Z                   5/6/04       1.30%         N/A         4.02%
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index                    3.38%         N/A         5.52%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2005

                                                                                                  LEHMAN BROTHERS U.S. UNIVERSAL
                                                                  ICON BOND FUND - CLASS I                    INDEX
                                                                  ------------------------        ------------------------------
9/30/02                                                                    10000                              10000
                                                                           10053                              10200
                                                                           10245                              10385
                                                                           10854                              10706
9/30/03                                                                    10820                              10714
                                                                           11070                              10795
                                                                           11422                              11083
                                                                           10984                              10812
9/30/04                                                                    11406                              11186
                                                                           11527                              11330
                                                                           11404                              11266
                                                                           11744                              11615
9/30/05                                                                    11528                              11565

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    11

Schedule of Investments

ICON Bond Fund
September 30, 2005

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
CORPORATE BONDS (50.2%)
$  200,000    Ace Capital Trust
              II,
              9.70%, 04/01/30     $   263,729
   220,000    Ace INA Holdings,
              Inc.,
              8.88%, 08/15/29         289,755
   400,000    Afc Capital Trust
              I,
              8.21%, 02/03/27         433,434
   618,000    AK Steel Corp.,
              7.88%, 02/15/09         599,460
   275,000    Allied Waste North
              America,
              5.75%, 02/15/11         256,438
   500,000    Ameritech Capital
              Funding,
              6.55%, 01/15/28         513,583
   500,000    Amkor Technology,
              Inc.,
              9.25%, 02/15/08         468,749
   400,000    Archer-Daniels-
              Midland Co.,
              8.38%, 04/15/17         506,276
   112,000    Avnet, Inc.,
              8.00%, 11/15/06         117,040
   240,000    Axa SA,
              8.60%, 12/15/30         315,959
   410,000    Bell Atlantic
              Maryland,
              8.30%, 08/01/31         500,578
   500,000    Bell Telephone Co.
              of Pennsylvania,
              6.00%, 12/01/28         486,608
   500,000    Boeing Co.,
              8.75%, 08/15/21         680,835
   500,000    Boeing Corp.,
              6.88%, 11/01/06         511,333
   350,000    Capital One
              Financial Corp.,
              6.88%, 02/01/06         352,742
 1,020,000    Cigna Corp.,
              8.25%, 01/01/07       1,060,774
   450,000    Cincinnati
              Financial Corp.,
              6.90%, 05/15/28         504,388
   133,000    Citigroup, Inc.,
              6.88%, 02/15/98         152,806
   250,000    CNA Financial
              Corp.,
              7.25%, 11/15/23         264,275
   400,000    Comcast Cable
              Communications,
              8.88%, 05/01/17         508,155

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
$  700,000    Countrywide Home
              Loan,
              5.50%, 02/01/07     $   707,613
   114,000    Cox
              Communications,
              Inc.,
              7.63%, 06/15/25         131,317
   470,000    DaimlerChrysler NA
              Holding,
              4.13%, 03/07/07         465,085
 1,250,000    DaimlerChrysler NA
              Holding,
              8.50%, 01/18/31       1,513,377
   260,000    Dillards, Inc.,
              9.50%, 09/01/09         280,800
   675,000    Eastman Kodak Co.,
              6.38%, 06/15/06         677,295
   589,000    Fairfax Financial
              Holdings,
              7.75%, 04/26/12         565,440
   500,000    Farmers Insurance
              Capital Notes*,
              7.20%, 07/15/48         515,585
   500,000    Federal Express
              Corp.,
              7.60%, 07/01/97         596,165
     6,000    First American
              Financial,
              7.55%, 04/01/28           6,879
   760,000    First Data Corp.,
              4.70%, 11/01/06         760,508
   600,000    First Tennessee
              Bank,
              3.74%, 11/18/05         599,968
   500,000    Ford Motor Credit
              Co.,
              7.38%, 02/01/11         478,253
   283,000    Ford Motor Credit
              Co.,
              5.25%, 03/21/11         232,578
   250,000    General Electric
              Capital Corp.,
              2.85%, 01/30/06         248,990
   354,000    General Electric
              Capital Corp.,
              7.38%, 01/19/10         390,651
   600,000    General Motors
              Acceptance Corp.,
              6.13%, 08/28/07         590,638
   700,000    General Motors
              Acceptance Corp.,
              7.20%, 01/15/11         623,000
   600,000    General Motors
              Acceptance Corp.,
              8.25%, 07/15/23         466,500


 12   Schedule of Investments

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
$  750,000    General Motors
              Acceptance Corp.,
              6.75%, 05/01/28     $   519,375
   665,000    Goldman Sachs
              Group, Inc.,
              5.15%, 01/15/14         665,888
   900,000    GTE Corp.,
              6.94%, 04/15/28         983,838
   600,000    Halliburton Co.,
              6.00%, 08/01/06         605,878
   545,000    Hilton Hotels
              Corp.,
              7.50%, 12/15/17         622,040
   670,000    Household Finance
              Co.,
              5.88%, 02/01/09         691,433
   750,000    IBM Corp.,
              2.38%, 11/01/06         733,961
   725,000    International
              Lease Finance
              Corp.,
              2.95%, 05/23/06         718,652
   450,000    John Hancock*,
              7.38%, 02/15/24         538,587
   455,000    JP Morgan Chase &
              Co.,
              6.75%, 08/15/08         480,506
   688,000    JP Morgan Chase
              Capital,
              5.88%, 03/15/35         673,453
 1,055,000    Liberty Mutual
              Group*,
              6.50%, 03/15/35         978,434
   220,000    Lion Connecticut
              Holding,
              7.25%, 08/15/23         260,080
   675,000    Lowe's Cos., Inc.,
              6.88%, 02/15/28         800,724
   500,000    Marsh
              Supermarkets,
              Inc.,
              8.88%, 08/01/07         488,750
   550,000    Mediacom Broadband
              Llc,
              11.00%, 07/15/13        592,625
   750,000    Morgan Stanley,
              4.75%, 04/01/14         723,574
   500,000    Motorola, Inc.,
              6.50%, 11/15/28         549,010
   400,000    New Jersey Bell
              Telephone,
              7.85%, 11/15/29         466,951
   122,000    NLV Financial
              Corp.*,
              6.50%, 03/15/35         117,731

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
$  500,000    Nortel Networks,
              Ltd.,
              6.13%, 02/15/06     $   500,000
   829,000    Owens Illinois,
              Inc.,
              8.10%, 05/15/07         849,725
   400,000    Phillip Morris
              Cos.,
              7.65%, 07/01/08         427,354
   500,000    Phillips
              Petroleum,
              8.75%, 05/25/10         584,611
   400,000    PNC Funding Corp.,
              5.25%, 11/15/15         403,766
   300,000    Private Export
              Funding, Series B,
              6.49%, 07/15/07         309,671
   750,000    Prudential
              Financial, Inc.,
              5.40%, 06/13/35         714,812
   600,000    PSEG Power Corp.,
              6.95%, 06/01/12         654,579
   426,000    Qwest Corp.,
              6.13%, 11/15/05         426,000
   350,000    Royal Caribbean
              Cruises,
              6.75%, 03/15/08         360,938
   382,000    SBC
              Communications,
              Inc.,
              6.25%, 03/15/11         405,658
   213,000    Semco Energy,
              Inc.,
              6.40%, 11/25/08         208,386
   500,000    Sprint Capital
              Corp.,
              7.13%, 01/30/06         504,114
   500,000    Target Corp.,
              3.38%, 03/01/08         487,278
   500,000    Tennessee Gas
              Pipeline,
              7.00%, 10/15/28         496,089
   727,000    Textron Financial
              Corp.,
              2.75%, 06/01/06         719,766
   500,000    Tyco
              International,
              Ltd.,
              6.13%, 11/01/08         517,913
   500,000    Tyson Foods, Inc.,
              7.00%, 01/15/28         546,616
   100,000    Union Carbide
              Corp.,
              6.79%, 06/01/25         100,000
   250,000    Union Carbide
              Corp.,
              7.50%, 06/01/25         266,842


                                                   Schedule of Investments    13

ICON Bond Fund
September 30, 2005

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
$  550,000    Union Tank Car
              Co.,
              7.13%, 02/01/07     $   567,559
   500,000    United Rentals NA,
              Inc.,
              7.00%, 02/15/14         463,750
   500,000    Wisconsin Power &
              Light Co.,
              7.00%, 06/15/07         517,361
                                  -----------
TOTAL CORPORATE BONDS (COST
$42,318,312)                       41,881,837

U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
BONDS (34.4%)
   700,000    Federal Farm
              Credit Bank,
              4.00%, 12/05/06         696,981
   255,000    Federal Farm
              Credit Bank,
              5.90%, 08/04/08         264,796
   750,000    Federal Home Loan
              Bank,
              3.35%, 03/03/06         748,007
 1,400,000    Federal Home Loan
              Bank,
              3.50%, 03/21/06       1,395,746
 1,000,000    Federal Home Loan
              Bank,
              4.00%, 02/12/10         978,838
   450,000    Federal Home Loan
              Bank,
              5.88%, 02/15/11         475,694
   405,000    Federal Home Loan
              Bank,
              4.80%, 03/19/13         399,290
 1,850,000    Federal Home Loan
              Bank,
              5.38%, 08/15/18       1,942,962
   750,000    Federal Home Loan
              Bank,
              5.50%, 02/14/20         740,966
   500,000    Federal Home Loan
              Bank,
              5.50%, 03/03/20         493,566
 1,150,000    Federal Home Loan
              Mortgage Corp.,
              5.13%, 07/15/12       1,183,301
 1,500,000    Federal Home Loan
              Mortgage Corp.,
              5.05%, 02/28/13       1,490,447
   457,000    Federal Home Loan
              Mortgage Corp.,
              5.00%, 09/15/14         452,084

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
$1,500,000    Federal Home Loan
              Mortgage Corp.,
              5.16%, 02/27/15     $ 1,489,814
   400,000    Federal Home Loan
              Mortgage Corp.,
              5.00%, 12/15/15         393,673
   550,000    Federal Home Loan
              Mortgage Corp.,
              5.00%, 09/09/16         538,997
   975,000    Federal Home Loan
              Mortgage Corp.,
              5.25%, 07/27/17         962,129
   370,000    Federal Home Loan
              Mortgage Corp.,
              5.00%, 10/29/13         366,622
 1,000,000    Federal National
              Mortgage
              Association,
              2.88%, 10/15/05         999,639
   270,000    Federal National
              Mortgage
              Association,
              3.10%, 07/28/08         257,816
 1,500,000    Federal National
              Mortgage
              Association,
              5.00%, 03/09/15       1,483,300
   500,000    Federal National
              Mortgage
              Association,
              5.00%, 04/17/15         494,087
   280,000    Federal National
              Mortgage
              Association,
              4.50%, 05/21/15         270,830
 1,000,000    Federal National
              Mortgage
              Association,
              5.00%, 07/09/18         955,446
   475,000    Federal National
              Mortgage
              Association,
              5.25%, 04/15/19         465,058
 1,250,000    Federal National
              Mortgage
              Association,
              7.13%, 01/15/30       1,623,715
   800,000    Tennessee Valley
              Authority,
              5.63%, 01/18/11         839,407
 1,000,000    U.S. Treasury,
              1.63%, 10/31/05         998,511


 14   Schedule of Investments

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
$1,500,000    U.S. Treasury,
              2.00%, 05/15/06     $ 1,481,543
 1,500,000    U.S. Treasury,
              8.88%, 02/15/19       2,148,809
 1,500,000    U.S. Treasury,
              5.25%, 11/15/28       1,633,946
                                  -----------
TOTAL U.S. GOVERNMENT AND U.S.
GOVERNMENT AGENCY BONDS
(COST $28,699,942)                 28,666,020

COMMERCIAL PAPER (11.4%)
 1,004,000    American General
              Corp.,
              3.81%, 11/14/05         999,331
 1,000,000    Citibank Funding,
              3.80%, 10/07/05         999,367
 1,000,000    Citigroup, Inc.,
              3.76%, 10/14/05         998,642
 1,003,000    DaimlerChrysler
              AG,
              3.93%, 10/31/05         999,714
 1,000,000    Ford Motor Co.,
              4.17%, 10/06/05         999,421
 1,000,000    Ford Motor Co.,
              4.17%, 10/07/05         999,305
   500,000    General Electric
              Capital Corp.,
              3.21%, 10/05/05         499,822

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
$1,000,000    General Electric
              Capital Corp.,
              3.72%, 10/21/05     $   997,933
 1,001,000    General Motors
              Corp.,
              4.20%, 10/13/05         999,599
 1,006,000    HSBC Holdings Plc,
              3.85%, 11/28/05         999,760
                                  -----------
TOTAL COMMERCIAL PAPER
(COST $9,492,894)                   9,492,894

FOREIGN GOVERNMENT BOND (0.6%)
   500,000    Federal Republic
              Of Brazil,
              9.38%, 04/07/08         544,500
                                  -----------
TOTAL FOREIGN GOVERNMENT BONDS
(COST $549,275)                       544,500
                                  -----------

TOTAL INVESTMENTS 96.6% (COST
$81,060,423)                       80,585,251
OTHER ASSETS LESS LIABILITIES
3.4%                                2,822,861
                                  -----------
TOTAL NET ASSETS 100.0%           $83,408,112
                                  ===========

The accompanying notes are an integral part of the financial statements.

# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.

* Security was acquired pursuant to Rule 144A of the Securities Act of 1933 and may be deemed to be restricted for resale.

Dates shown on securities are the due dates of the obligation.


                                                   Schedule of Investments    15

Management Overview

ICON Core Equity Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                   98.3%
Top 10 Equity Holdings                                                     15,7%
Number of Stocks                                                             104
Short-Term Investments                                                      2.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2005
Ultra Petroleum Corp.                                                       2.0%
Grant Prideco, Inc.                                                         1.7%
CIGNA Corp.                                                                 1.7%
America Movil S.A. De C.V. - ADR                                            1.7%
Labor Ready, Inc.                                                           1.6%
Patterson-UTI Energy, Inc.                                                  1.5%
Nabors Industries, Ltd.                                                     1.5%
National-OilWell Varco, Inc.                                                1.4%
WellChoice, Inc.                                                            1.3%
Express Scripts, Inc.                                                       1.3%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the fiscal year ended September 30, 2005, the ICON Core Equity Fund returned 18.47% for Class I shares, 17.49% for Class C shares and 18.22% for Class Z shares, outperforming the 13.45% return of the S&P 1500 Index, the Fund's benchmark, over the same period. Total returns for other periods as of September 30, 2005 appear on page 21.


Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?


A. The Fund's ability to capture upside in top-performing industry groups while minimizing the impact of prospective detractors played a key role in generating favorable returns. Given the overhang of turbulent markets and an absence of sustained leadership, a disciplined focus on those industries our analysis indicated would offer the most attractive combination of value and relative strength proved effective in helping the Fund finish the fiscal year ahead of the broader averages.

   A strong tilt toward economically sensitive industries resulted in relative outperformance during a sharp fourth-quarter upturn. However, as the cyclical theme weakened during the first quarter of 2005, the Fund lost ground and was repositioned to include more defensive-oriented industries. This positioning proved favorable during the second half of the period, as increased exposure to the Energy sector boosted returns.



   With attractive valuations across a wide spectrum of industries, the Fund maintained exposure to all of the nine economic sectors. Each of these contributed to the Fund's positive return, as investors appeared to recognize the intrinsic worth indicated by our valuation model.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as we believe these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of historical and projected earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of valuation with relative strength (RS), we aim to capture leading industry themes that we believe are poised to outperform the broader market.


 16   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

[J.C. WALLER, III PHOTO]
J.C. Waller, III
Portfolio Manager
[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Despite strong underlying fundamentals at the company level, investors grappled with a host of distractions, most notably surging oil prices and the threat of higher inflation. At the same time, the rekindling of inflationary pressures raised concerns that the Federal Reserve's protracted policy of measured monetary tightening might ultimately constrict economic growth. This convergence of conflicting fears affected on investor sentiment throughout the period, culminating in a mid-April calendar year low for the benchmark S&P 1500 Index.

   As less disciplined investors appeared to give up on the domestic equity market, ICON's value-to-price ratio reached its calendar year high, indicating that stocks were priced approximately 25% below our then current estimates of fair value. While this metric reflected the extreme pessimism that existed at the time, interest rates hovered near 50-year lows, oil was well below its inflation-adjusted peak, and reported earnings as well as forward expectations remained robust. Equity prices subsequently rallied as market fundamentals seemingly overcame the human emotion.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?
A. Leading industry contributors represented a diverse group and included managed health care, oil & gas exploration & production, wireless telecommunication services, health care services, human resource & employment services, and construction materials. In contrast, industries such as building products, leisure products, insurance brokers, specialty chemicals, motorcycle manufacturers, and healthcare equipment were all meaningful detractors of Fund performance.

   On a relative basis, the Fund's valuation-related overweight in the managed health care industry generated the largest positive impact on performance versus the benchmark. Meanwhile, the Fund's lack of exposure to the integrated oil & gas industry, which ICON's analysis deemed to be overvalued, produced the largest negative effect.

   Individual stocks that enhanced Fund performance included independent exploration and production concern Ultra Petroleum Corp., which recorded a company-best triple-digit increase in second-quarter earnings. Wireless communications provider America Movil, S.A. de C.V. also advanced, having expanded into 13 countries and acquiring 66 million subscribers in just over five years of operations. Additionally, temporary staffing firm Labor Ready Inc. relied on revenue gains and strategic acquisitions to grow net income and gross margins, while managed healthcare provider CIGNA Corp. benefited from favorable business trends in HMO stocks.


                                                       Management Overview    17

ICON Core Equity Fund

   Conversely, building product manufacturers Griffon Corp. and ElkCorp worked against Fund performance. Griffon posted significant earnings declines stemming from higher raw material costs, while ElkCorp struggled with production delays and higher operating costs. Elsewhere, motorsports collectible and apparel marketer Action Performance Companies Inc. saw revenue reductions in its mass merchandiser and wholesale markets.


Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE DOMESTIC EQUITY MARKET?


A. With widespread value and attractive company fundamentals still present in the domestic equity market, we believe stocks have considerable upside in a move toward our analysis of fair value. As we head into the new fiscal year, our quantitative work indicates that industries standing to benefit from a worldwide economic expansion remain undervalued. Accordingly, we will monitor this broad theme closely, looking for pullback to further concentrate in these industries.

    PERFORMANCE HIGHLIGHTS

    September 30, 2005


- The Fund's ability to capture upside in top-performing industries while minimizing the impact of detractors played a key role in generating favorable returns.


- Leading industry contributors represented a diverse group and included managed health care, oil & gas exploration & production, wireless telecommunications services, health care services, human resource & employment services, and construction materials.

- Industries such as building products, leisure products, insurance brokers, specialty chemicals, motorcycle manufacturers, and health care equipment were all meaningful detractors of Fund performance.

- Individual stocks that enhanced Fund performance included Ultra Petroleum Corp., America Movil, S.A. de C.V., Labor Ready Inc., and CIGNA Corp.

- Company holdings that worked against Fund performance included Griffon Corp., ElkCorp and Action Performance Companies Inc.


 18   Management Overview

                                                              SECTOR COMPOSITION
                                                              September 30, 2005

                    Healthcare  19.8%
                   Industrials  16.3%
                     Financial  12.5%
                        Energy  11.8%
        Information Technology  9.9%
                     Materials  9.5%
        Consumer Discretionary  8.2%
         Telecommunication and
                     Utilities  7.7%
  Leisure and Consumer Staples  2.6%

Percentages are based upon net assets.


                                                       Management Overview    19

ICON Core Equity Fund

INDUSTRY COMPOSITION
September 30, 2005

                        Managed Health Care  6.5%
                   Health Care Distributors  4.6%
             Oil & Gas Equipment & Services  4.6%
                       Health Care Services  4.4%
                         Oil & Gas Drilling  4.2%
                                      Steel  3.6%
      Construction & Farm Machinery & Heavy
                                     Trucks  3.5%
                              Biotechnology  3.3%
                    Life & Health Insurance  3.3%
         Oil & Gas Exploration & Production  3.0%
       Human Resource & Employment Services  2.7%
                     Construction Materials  2.4%
             Investment Banking & Brokerage  2.4%
                       Multi-Line Insurance  2.4%
                   Communications Equipment  2.2%
                        Aerospace & Defense  2.1%
                             Catalog Retail  2.1%
             Computer Storage & Peripherals  2.1%
           Trading Companies & Distributors  2.0%
        Wireless Telecommunication Services  2.0%
                Diversified Metals & Mining  1.9%
                            Water Utilities  1.9%
                              Home Building  1.8%
                                     Marine  1.8%
                                  Railroads  1.8%
                 Internet Software Services  1.6%
              Property & Casualty Insurance  1.6%
                             Semiconductors  1.6%
                             Apparel Retail  1.5%
           Asset Management & Custody Banks  1.5%
       Fertilizers & Agricultural Chemicals  1.5%
                           Consumer Finance  1.4%
                         Electric Utilities  1.4%
                            Multi-Utilities  1.3%
                    Technology Distributors  1.3%
                     Health Care Facilities  1.2%
                          Building Products  1.1%
                    Home Improvement Retail  1.1%
                          Food Distributors  1.0%
      Integrated Telecommunication Services  1.0%
             IT Consulting & Other Services  1.0%
                                   Airlines  0.9%
         Apparel Accessories & Luxury Goods  0.9%
                                Drug Retail  0.8%
                                Food Retail  0.8%
              Computer & Electronics Retail  0.7%
                        Commercial Printing  0.5%


 20   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2005

                                             INCEPTION                             SINCE
                                               DATE       1 YEAR      5 YEARS    INCEPTION
-------------------------------------------------------------------------------------------
ICON Core Equity Fund - Class I              10/12/00     18.47%        N/A        9.20%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                            13.45%        N/A        1.13%
-------------------------------------------------------------------------------------------
ICON Core Equity Fund - Class C              11/28/00     17.49%        N/A        7.27%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                            13.45%        N/A        0.89%
-------------------------------------------------------------------------------------------
ICON Core Equity Fund - Class Z               5/6/04      18.22%        N/A       17.42%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                            13.45%        N/A       10.21%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Since Inception performance results for Class C shares include returns for certain time periods that were restated as of June 8, 2004. Class Z shares are available only to institutional investors.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2005
[LINE CHART]

                                                              ICON CORE EQUITY FUND - CLASS I             S&P 1500 INDEX
                                                              -------------------------------             --------------
10/12/00                                                                   10000                              10000
                                                                           11850                              10031
                                                                           10810                               8861
                                                                           12680                               9444
9/30/01                                                                    10040                               8037
                                                                           12456                               8963
                                                                           13234                               9049
                                                                           12048                               7887
9/30/02                                                                     9717                               6525
                                                                            9461                               7054
                                                                            8715                               6818
                                                                           10515                               7890
9/30/03                                                                    11374                               8135
                                                                           12571                               9140
                                                                           13001                               9336
                                                                           13072                               9498
9/30/04                                                                    13072                               9320
                                                                           14556                              10218
                                                                           14167                              10015
                                                                           14659                              10187
9/30/05                                                                    15487                              10574

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/12/00 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    21

Schedule of Investments

ICON Core Equity Fund
September 30, 2005

SHARES                                  VALUE
---------------------------------------------
COMMON STOCKS (98.3%)
    28,800    A.G. Edwards,
              Inc.               $  1,261,728
    32,300    AFLAC, Inc.           1,463,190
    64,600    Agrium, Inc.          1,419,262
   112,200    America Movil
              S.A. De C.V. -
              ADR                   2,953,104
    34,400    American
              Financial
              Corp.(a)              1,415,216
    34,700    American
              Financial Group,
              Inc.                  1,177,371
    61,400    American States
              Water Co.             2,054,444
    26,500    AmerisourceBergen
              Corp.                 2,048,450
    23,400    AmerUs Group Co.      1,342,458
    35,700    Arrow
              Electronics,
              Inc.(a)               1,119,552
    49,200    Avnet, Inc.(a)        1,202,940
    27,450    Best Buy Co.,
              Inc.                  1,194,899
    30,800    California Water
              Service Group         1,268,960
    39,000    Caremark Rx,
              Inc.(a)               1,947,270
    32,600    Celgene Corp.(a)      1,770,832
    24,330    Cemex S.A. De
              C.V. - ADR            1,272,459
    25,500    CIGNA Corp.           3,005,430
    62,300    Coldwater Creek,
              Inc.(a)               1,571,206
    54,100    Community Health
              Systems, Inc.(a)      2,099,621
    32,400    Companhia Vale do
              Rio Doce - ADR        1,421,064
    19,900    Coventry Health
              Care, Inc.(a)         1,711,798
    89,200    CP Ships, Ltd.        1,902,636
    44,700    CSX Corp.             2,077,656
    21,000    Cummins, Inc.         1,847,790
    50,200    CVS Corp.             1,456,302
    34,500    D.R. Horton, Inc.     1,249,590
    62,800    Digene Corp.(a)       1,789,800
    13,500    Eagle Materials,
              Inc.                  1,638,495
    60,600    El Paso Electric
              Co.(a)                1,263,510
    17,400    ElkCorp                 622,398

SHARES                                  VALUE
---------------------------------------------
    56,600    Energy Partners,
              Ltd.(a)            $  1,767,052
    36,000    Express Scripts,
              Inc.(a)               2,239,200
    67,400    Falconbridge,
              Ltd.                  1,800,928
    26,700    Fastenal Co.          1,631,103
    29,000    First American
              Corp.                 1,324,430
    44,900    First Cash
              Financial
              Services, Inc.(a)     1,181,768
    23,900    FirstEnergy Corp.     1,245,668
    32,300    Freeport-McMoran
              Copper & Gold,
              Inc.                  1,569,457
     6,300    Google, Inc.(a)       1,993,698
    74,400    Grant Prideco,
              Inc.(a)               3,024,360
    23,100    Griffon Corp.(a)        568,260
    51,900    HCC Insurance
              Holdings, Inc.        1,480,707
    42,800    Health Net,
              Inc.(a)               2,025,296
    32,400    Helmerich &
              Payne, Inc.           1,956,636
    44,500    Henry Schein,
              Inc.(a)               1,896,590
    46,900    Investment
              Technology Group,
              Inc.(a)               1,388,240
    16,100    j2 Global
              Communications,
              Inc.(a)                 650,762
    20,100    John H. Harland
              Co.                     892,440
    29,700    Jos. A. Bank
              Clothiers,
              Inc.(a)               1,283,634
    38,800    Joy Global, Inc.      1,957,848
    24,100    Kirby Corp.(a)        1,191,263
    20,900    L-3
              Communications
              Holdings, Inc.        1,652,563
   105,900    Labor Ready,
              Inc.(a)               2,716,335
    20,900    Lafarge North
              America, Inc.         1,413,049
    13,000    Lehman Brothers
              Holding, Inc.         1,514,240
    32,400    Lockheed Martin
              Corp.                 1,977,696
    43,400    Logitech
              International
              S.A. - ADR(a)         1,768,550


 22   Schedule of Investments

SHARES                                  VALUE
---------------------------------------------
    30,300    Lowe's Cos., Inc.  $  1,951,320
    17,800    Marvell
              Technology Group,
              Ltd.(a) )               820,758
    44,100    McKesson HBOC,
              Inc.                  2,092,545
    31,000    MedcoHealth
              Solutions,
              Inc.(a)               1,699,730
    46,300    Mellon Financial
              Corp.                 1,480,211
    27,800    MetLife, Inc.         1,385,274
    64,600    Monster
              Worldwide,
              Inc.(a)               1,983,866
    58,100    MSC Industrial
              Direct Co.,
              Inc. - Class A        1,927,177
    35,000    Nabors
              Industries,
              Ltd.(a)               2,514,050
    36,900    National-OilWell
              Varco, Inc.(a)        2,428,020
    74,500    NETGEAR, Inc.(a)      1,792,470
    36,200    NICE Systems,
              Ltd. - ADR (a)        1,635,516
    35,700    Nokia Corp. - ADR       603,687
    25,200    Norfolk Southern
              Corp.                 1,022,112
    29,200    Omnicare, Inc.        1,641,916
    72,500    Patterson-UTI
              Energy, Inc.          2,615,800
    55,900    Philippine Long
              Distance
              Telephone Co.-
              ADR                   1,702,155
    31,800    Polo Ralph Lauren
              Corp.                 1,599,540
    23,900    Prudential
              Financial, Inc.       1,614,684
   134,400    PSS World
              Medical, Inc.(a)      1,792,896
    23,900    Public Service
              Enterprise Group,
              Inc.                  1,538,204
    45,900    Pulte Homes, Inc.     1,970,028
    39,800    Reliance Steel &
              Aluminum Co.          2,106,614
    70,900    Rimage Corp.(a)       1,890,903
    53,900    Safeway, Inc.         1,379,840
    57,500    Satyam Computer
              Services, Ltd. -
              ADR                   1,737,650

SHARES                                  VALUE
---------------------------------------------
    29,100    Selective
              Insurance Group,
              Inc.               $  1,422,990
    15,600    Simpson
              Manufacturing
              Co., Inc.               610,584
    61,000    SkyWest, Inc.         1,636,020
    24,200    Sprint Corp. (FON
              Group)                  575,476
    21,800    State Street
              Corp.                 1,066,456
    40,900    Steel Dynamics,
              Inc.                  1,388,964
    48,100    Steel
              Technologies,
              Inc.                  1,247,233
    50,000    Superior Energy
              Services, Inc.(a)     1,154,500
    40,100    TECO Energy, Inc.       722,602
    55,100    Texas
              Instruments, Inc.     1,867,890
    39,900    The Manitowoc
              Co., Inc.             2,004,975
    13,700    The Scotts
              Miracle-Gro Co.       1,204,641
    73,900    The Sportsman's
              Guide, Inc.(a)        2,017,470
    61,200    Ultra Petroleum
              Corp.(a)              3,481,056
    49,400    United Natural
              Foods, Inc.(a)        1,746,784
    31,000    United
              Therapeutics
              Corp.(a)              2,163,800
    37,700    UnitedHealth
              Group, Inc.           2,118,740
    44,800    Urban Outfitters,
              Inc.(a)               1,317,120
    20,000    Weatherford
              International,
              Ltd.(a)               1,373,200
    30,400    WellChoice,
              Inc.(a)               2,307,359
    45,400    World Acceptance
              Corp.(a)              1,153,614
                                 ------------
TOTAL COMMON STOCKS (COST
$145,034,270)                     170,189,644


                                                   Schedule of Investments    23

ICON Core Equity Fund
September 30, 2005

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
SHORT-TERM INVESTMENTS (2.0%)
$3,483,868    Brown Brothers
              Harriman Time
              Deposit, 3.24%,
              10/01/05#          $  3,483,868
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $3,483,868)                   3,483,868
                                 ------------
TOTAL INVESTMENTS 100.3% (COST
$148,518,138)                     173,673,512
LIABILITIES LESS OTHER ASSETS
(0.3)%                               (583,372)
                                 ------------
TOTAL NET ASSETS 100.0%          $173,090,140
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.
ADR   American Depositary Receipt


 24   Schedule of Investments

                                                             Management Overview

                                                          ICON Covered Call Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                  105.6%
Top 10 Equity Holdings                                                     17.1%
Number of Stocks                                                             109
Short-Term Investments                                                      0.4%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2005
Ultra Petroleum Corp.                                                       2.2%
America Movil S.A. De C.V. - ADR                                            1.9%
Eagle Materials, Inc.                                                       1.8%
Pulte Homes, Inc.                                                           1.8%
CIGNA Corp.                                                                 1.7%
Companhia Vale do Rio Doce - ADR                                            1.6%
Patterson-UTI Energy, Inc.                                                  1.6%
National-OilWell Varco, Inc.                                                1.5%
Universal Forest Products, Inc.                                             1.5%
Grant Prideco, Inc.                                                         1.5%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the fiscal year ended September 30, 2005, the ICON Covered Call Fund returned 9.21% for Class I shares, 8.31% for Class C shares and 9.42% for Class Z shares, underperforming the 13.45% return of its benchmark, the S&P 1500 Index, over the same period. Total returns for other periods as of September 30, 2005 appear on page 30.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Conflicting markets served to neutralize the Fund's call writing strategy during the reporting period and consequently worked against relative performance. When stocks advanced, as they did in broad fashion over the course of the fiscal year, the Fund was unable to keep pace as calls written against the underlying securities restricted upside potential.

   However, as stocks experienced sharp, volatile swings, as was also the case during the fiscal year, implied or expected volatility as measured by the CBOE Market Volatility Index (VIX) registered well below its 15-year historical average. Since lower expected volatility typically results in lower option premiums, income levels, which were already at a near-term bottom, fell to a 15-year trough, further limiting the Fund's return potential. Even so, the Fund's downside cushion remained intact, thereby reducing overall volatility versus the benchmark.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as we believe these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of historical and projected earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of value with relative strength (RS), we aim to capture leading industry themes that we believe are poised to outperform the broader market.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Investors faced myriad distractions during the period as surging oil prices and mounting inflation threats overshadowed strong underlying fundamentals at the company and macroeconomic level. Moreover, the rekindling of inflationary pressures raised concerns that the Federal Reserve would overshoot neutral targets for monetary tightening and ultimately constrict economic growth.

                                                       Management Overview    25

ICON Covered Call Fund

   As conflicting fears intensified throughout the fiscal year, investor sentiment wavered, culminating in a mid-April calendar year low for the benchmark S&P 1500 Index. While our valuation metrics reflected this heightened pessimism, in reality, interest rates hovered near 50-year lows, oil was well below its inflation-adjusted peak, and earnings expectations remained robust. Equity prices subsequently rallied as emotion seemingly gave way to fundamentals.

   Given historically low levels of implied volatility and call option premiums, the Fund continued to write shorter-dated options (one to two months) rather than lock in the relatively low call premiums offered by longer-dated options (three to six months). By doing so, the Fund focused on exploiting the rapid rate of decay prior to expiration, while exercising patience for an eventual upward regression in premium levels. Although this tactic was in keeping with our valuation-driven methodology, with premiums at historical lows, it served to temper Fund performance.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. From a broad sector perspective, Healthcare and Industrials contributed the most to Fund performance, while Leisure and Consumer Staples and Consumer Discretionary added the least. However, each of the nine sectors we track contributed positively to overall Fund performance, as stocks continued in their broad but often erratic rise that began in March 2003.

   Of the leading industry contributors to Fund performance, managed health care was the most heavily weighted during the period, reportedly benefiting from a positive outlook for continued earnings-per-share growth. Oil & gas exploration & production reflected longstanding strength in energy prices, while construction materials, a top-performing industry for much of the period, moved higher as a result of Hurricane Katrina.

   Conversely, major industry detractors included steel, apparel retail and computer hardware. Steel stocks languished in conjunction with moderating demand before rebounding in the aftermath of Hurricane Katrina. Apparel retail experienced selling pressure on concerns that higher gas prices would curb consumer spending. Meanwhile, computer hardware faced increasing headwinds as competitive pricing pressures accelerated.

   Turning to individual stocks, primary contributors to Fund returns included independent oil & gas developer Ultra Petroleum Corp., which recorded a company-best triple-digit increase in quarterly earnings. Wireless communications provider America Movil S.A. de C.V. also advanced, having acquired 66 million subscribers in 13 countries in its first five years of operation. Additionally, managed health care group CIGNA Corp. benefited from favorable trends in HMO stocks, while construction products company Eagle Materials Inc. saw increased revenues on higher demand.


 26   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

   In contrast, mini-mill steel producer Steel Dynamics Inc. encountered rising input costs and pricing cuts as inventories exceeded demand. Diagnostic Products Corp. also retreated when the maker of immunodiagnostic systems posted lower-than-expected earnings on disappointing instrument revenue. Elsewhere, life and health insurer UICI tumbled after announcing that it had settled class action suits challenging its relationship with member associations. Although the Fund continued to hold Steel Dynamics on improving fundamentals, Diagnostic Products and UICI were sold as relative strength declined.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE DOMESTIC EQUITY MARKET?

A. Despite lingering macroeconomic concerns, our analysis indicates that investment fundamentals continue to look promising for the domestic equity market. With stocks still trading at a discount to our fair value estimates, we believe markets are poised to trend higher, particularly within those industries that stand to benefit from increasing demands on energy, raw materials and heavy equipment. As these groups constitute some of the strongest and most undervalued in the market, we will continue to monitor them closely, looking for pullbacks to further concentrate our positions.

   At the same time, we cannot predict if and when the historically low option premiums that marked the fiscal year will revert to more normal levels. For that reason, we will keep a close eye on premium levels and will look to write longer-dated options should conditions improve.

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- The Fund's investment strategy somewhat hampered relative performance, as calls written against the underlying securities restricted upside potential in a rising market.

- Lower implied volatility sent option premiums below their 15-year historical average, limiting the Fund's premium yield and return potential.

- Industries that contributed to performance included managed health care, oil & gas exploration & production and construction materials, while steel, apparel retail and computer hardware detracted from Fund performance.

- Primary individual stocks that aided performance included Ultra Petroleum Corp, America Movil S.A. de C.V., CIGNA Corp., and Eagle Materials Inc.

- Stocks that detracted from Fund performance included Steel Dynamics Inc., Diagnostic Products Corp. and UICI.

                                                       Management Overview    27

ICON Covered Call Fund

SECTOR COMPOSITION
September 30, 2005

                       Industrials  19.8%
                        Healthcare  16.0%
                            Energy  15.9%
                         Materials  13.4%
   Telecommunication and Utilities  9.9%
                         Financial  9.7%
            Information Technology  9.6%
            Consumer Discretionary  8.1%
      Leisure and Consumer Staples  3.2%

Percentages are based upon net assets.


 28   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2005

                Oil & Gas Equipment & Services  5.6%
                        Construction Materials  5.4%
                           Managed Health Care  5.0%
                                         Steel  4.9%
                            Oil & Gas Drilling  4.4%
  Construction & Farm Machinery & Heavy Trucks  4.3%
            Oil & Gas Exploration & Production  3.8%
                                 Biotechnology  3.7%
                                     Railroads  3.4%
                          Health Care Services  3.1%
              Trading Companies & Distributors  3.1%
                   Diversified Metals & Mining  3.0%
                          Multi-Line Insurance  2.8%
                               Multi-Utilities  2.7%
                       Life & Health Insurance  2.6%
           Wireless Telecommunication Services  2.6%
                            Electric Utilities  2.4%
                             Building Products  2.3%
                                 Home Building  2.3%
                    Construction & Engineering  1.9%
                    Internet Software Services  1.9%
                             Food Distributors  1.8%
                Investment Banking & Brokerage  1.8%
                                Semiconductors  1.8%
          Human Resource & Employment Services  1.7%
                                 Gas Utilities  1.6%
                IT Consulting & Other Services  1.6%
                           Aerospace & Defense  1.5%
                      Health Care Distributors  1.5%
                      Communications Equipment  1.3%
                 Property & Casualty Insurance  1.3%
         Data Processing & Outsourced Services  1.2%
                          Application Software  1.1%
                                Catalog Retail  1.1%
                          Consumer Electronics  1.1%
                              Consumer Finance  1.1%
            Apparel Accessories & Luxury Goods  1.0%
                 Computer & Electronics Retail  1.0%
                          Integrated Oil & Gas  1.0%
                       Coal & Consumable Fuels  0.9%
                         Health Care Equipment  0.9%
                       Home Improvement Retail  0.9%
                                        Marine  0.9%
                                Apparel Retail  0.8%
                                   Food Retail  0.8%
                          Health Care Supplies  0.7%
                               Pharmaceuticals  0.7%
            Electronic Equipment Manufacturers  0.6%
                        Health Care Facilities  0.6%
  Independent Power Producers & Energy Traders  0.6%
                                       Tobacco  0.6%
                                      Airlines  0.5%
                                      Trucking  0.3%
                Computer Storage & Peripherals  0.1%


                                                       Management Overview    29

ICON Covered Call Fund

AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2005

                                         INCEPTION                                SINCE
                                            DATE        1 YEAR      5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
ICON Covered Call Fund - Class I          9/30/02      9.21%          N/A         14.39%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                        13.45%          N/A         17.46%
-------------------------------------------------------------------------------------------
ICON Covered Call Fund - Class C          11/21/02     8.31%          N/A         11.41%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                        13.45%          N/A         13.90%
-------------------------------------------------------------------------------------------
ICON Covered Call Fund - Class Z           5/6/04      9.42%          N/A         9.04%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                        13.45%          N/A         10.21%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.
VALUE OF A $10,000 INVESTMENT
through September 30, 2005
[LINE GRAPH]

                                                              ICON COVERED CALL FUND - CLASS I            S&P 1500 INDEX
                                                              --------------------------------            --------------
9/30/02                                                                    10000                              10000
                                                                           10490                              10811
                                                                           10050                              10450
                                                                           11770                              12093
9/30/03                                                                    12400                              12469
                                                                           13541                              14009
                                                                           13799                              14308
                                                                           13944                              14557
9/30/04                                                                    13706                              14285
                                                                           14568                              15661
                                                                           14416                              15349
                                                                           14470                              15613
9/30/05                                                                    14966                              16206

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 30   Management Overview

                                                         Schedule of Investments

                                                          ICON Covered Call Fund
                                                              September 30, 2005

SHARES                                 VALUE
--------------------------------------------
COMMON STOCKS (105.6%)
   6,200    A.G. Edwards,
            Inc.(x)              $   271,622
   7,800    Aetna, Inc.(x)           671,892
  12,500    AFLAC, Inc.(x)           566,250
   4,500    Altria Group,
            Inc.(x)                  331,695
  41,700    America Movil S.A.
            De C.V. - ADR(x)       1,097,544
   7,300    American Electric
            Power Co., Inc.(x)       289,810
   7,700    Apache Corp.(x)          579,194
   8,500    AstraZeneca Plc -
            ADR(x)                   400,350
  12,900    Best Buy Co.,
            Inc.(x)                  561,537
  20,500    BHP Billiton Ltd. -
            ADR(x)                   700,690
  13,200    Burlington Northern
            Santa Fe Corp.(x)        789,360
   8,300    CACI International,
            Inc. - Class
            A(a)(x)                  502,980
   8,200    Capital One
            Financial Corp.(x)       652,064
   8,800    Caterpillar,
            Inc.(x)                  517,000
  14,700    Celgene Corp.(a)(x)      798,504
  15,500    Cemex S.A. De
            C.V. - ADR(x)            810,650
  21,000    Ceradyne,
            Inc.(a)(x)               770,280
   8,300    CIGNA Corp.(x)           978,238
   3,800    CNF Transportation,
            Inc.(x)                  199,500
   8,300    Cognizant
            Technology
            Solutions
            Corp.(a)(x)              386,697
  24,300    Coldwater Creek,
            Inc.(a)(x)               612,846
  21,400    Companhia Vale do
            Rio Doce - ADR(x)        938,604
   6,000    Constellation
            Energy Group,
            Inc.(x)                  369,600
   8,750    Coventry Health
            Care, Inc.(a)(x)         752,675
  24,800    CP Ships Ltd.(x)         528,984
  12,000    CSX Corp.(x)             557,760
   6,700    Cummins, Inc.(x)         589,533
   7,600    D.R. Horton,
            Inc.(x)                  275,272
  17,500    Digene Corp.(a)(x)       498,750
   9,100    Digital River,
            Inc.(a)(x)               317,135
   8,800    Eagle Materials,
            Inc.(x)                1,068,056
  13,300    ElkCorp(x)               475,741
   6,400    Equitable
            Resources, Inc.(x)       249,984

SHARES                                 VALUE
--------------------------------------------
   8,500    Fastenal Co.(x)      $   519,265
  12,100    FirstEnergy
            Corp.(x)                 630,652
   3,700    FPL Group, Inc.(x)       176,120
  11,200    Freeport-McMoran
            Copper & Gold,
            Inc.(x)                  544,208
  24,500    Gevity HR, Inc.(x)       667,380
   3,200    Goodrich Corp.(x)        141,888
   1,100    Google, Inc.(a)(x)       348,106
  21,300    Grant Prideco,
            Inc.(a)(x)               865,845
  17,500    Granite
            Construction,
            Inc.(x)                  669,200
   6,100    Harman
            International
            Industries, Inc.(x)      623,847
  15,200    Headwaters,
            Inc.(a)(x)               568,480
   9,500    Health Net,
            Inc.(a)(x)               449,540
   4,700    Henry Schein,
            Inc.(a)(x)               200,314
   8,000    International
            Rectifier
            Corp.(a)(x)              360,640
  10,800    j2 Global
            Communications,
            Inc.(a)(x)               436,536
   6,000    Jacobs Engineering
            Group, Inc.(a)(x)        404,400
   4,600    Jos. A. Bank
            Clothiers,
            Inc.(a)(x)               198,812
  15,000    Joy Global, Inc.(x)      756,900
  17,600    Labor Ready,
            Inc.(a)(x)               451,440
  10,300    Lafarge North
            America, Inc.(x)         696,383
   3,200    Lehman Brothers
            Holding, Inc.(x)         372,736
  19,400    LifeCell
            Corp.(a)(x)              419,622
   8,800    Loews Corp.(x)           813,208
   7,500    Lone Star
            Technologies,
            Inc.(a)(x)               416,925
   8,200    Lowe's Cos.,
            Inc.(x)                  528,080
   5,431    Marathon Oil
            Corp.(x)                 374,359
  14,300    McKesson HBOC,
            Inc.(x)                  678,535
  13,600    MedcoHealth
            Solutions,
            Inc.(a)(x)               745,688
  12,100    MetLife, Inc.(x)         602,943
  11,600    Nabors Industries,
            Ltd.(a)(x)               833,228
  14,000    Nam Tai
            Electronics,
            Inc. - ADR(x)            356,020
  11,700    Nash Finch Co.(x)        493,623
  13,600    National-OilWell
            Varco, Inc.(a)(x)        894,880
  30,200    NETGEAR, Inc.(a)(x)      726,612


                                                   Schedule of Investments    31

ICON Covered Call Fund
September 30, 2005

SHARES                                 VALUE
--------------------------------------------
   7,000    Newfield
            Exploration
            Co.(a)(x)            $   343,700
   4,900    NII Holdings,
            Inc. - Class
            B(a)(x)                  413,805
  14,800    Norfolk Southern
            Corp.(x)                 600,288
  11,300    Omnicare, Inc.(x)        635,399
  15,000    Oshkosh Truck
            Corp.(x)                 647,400
  25,200    Patterson-UTI
            Energy, Inc.(x)          909,216
   6,200    Peabody Energy
            Corp.(x)                 522,970
  17,200    Performance Food
            Group Co.(a)(x)          542,832
   2,500    PG&E Corp.(x)             98,125
  11,600    Polo Ralph Lauren
            Corp.(x)                 583,480
   8,300    PPL Corp.                268,339
   5,500    Prudential
            Financial, Inc.(x)       371,580
   7,200    Psychiatric
            Solutions,
            Inc.(a)(x)               390,456
  12,600    Public Service
            Enterprise Group,
            Inc.(x)                  810,936
  24,100    Pulte Homes,
            Inc.(x)                1,034,372
   7,700    Questar Corp.(x)         678,524
  14,400    Reliance Steel &
            Aluminum Co.(x)          762,192
  18,200    Resources
            Connection,
            Inc.(a)(x)               539,266
  11,800    Respironics,
            Inc.(a)(x)               497,724
   3,200    Rio Tinto
            Plc - ADR(x)             525,760
  18,700    Safeway, Inc.(x)         478,720
     900    SanDisk Corp.(a)(x)       43,425
  15,200    Selective Insurance
            Group, Inc.(x)           743,280
  14,000    Sempra Energy(x)         658,840
  10,400    SkyWest, Inc.(x)         278,928
  28,800    Sonic
            Solutions(a)(x)          619,200
  20,700    Steel Dynamics,
            Inc.(x)                  702,972

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
  17,100    Steel Technologies,
            Inc.                 $   443,403
   3,500    Suncor Energy,
            Inc.(x)                  211,855
  32,800    Superior Energy
            Services,
            Inc.(a)(x)               757,352
  19,900    Texas Instruments,
            Inc.(x)                  674,610
   3,500    The Goldman Sachs
            Group, Inc.(x)           425,530
  10,800    The Hartford
            Financial Services
            Group, Inc.(x)           833,436
  22,400    Ultra Petroleum
            Corp.(a)(x)            1,274,112
  14,900    Unit Corp.(a)(x)         823,672
   9,400    United Surgical
            Partners
            International,
            Inc.(a)(x)               367,634
  11,700    United Therapeutics
            Corp.(a)(x)              816,660
  15,300    Universal Forest
            Products, Inc.(x)        876,996
  10,000    Urban Outfitters,
            Inc.(a)(x)               294,000
  13,300    W-H Energy
            Services,
            Inc.(a)(x)               431,186
  13,700    Watsco, Inc.(x)          727,607
  15,500    Wesco
            International,
            Inc.(a)(x)               524,985
                                 -----------
TOTAL COMMON STOCKS
(COST $51,489,306)                61,261,979
SHORT-TERM INVESTMENTS (0.4%)
$225,939    Brown Brothers
            Harriman Time
            Deposit, 3.24%,
            10/01/05(#)              225,939
                                 -----------
TOTAL SHORT-TERM INVESTMENTS
(COST $225,939)                      225,939
                                 -----------
TOTAL INVESTMENTS 106.0%
(COST $51,715,245)                61,487,918
LIABILITIES LESS
OTHER ASSETS (6.0)%               (3,485,835)
                                 -----------
TOTAL NET ASSETS 100.0%          $58,002,083
                                 ===========

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
 # BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.
 ADR  American Depositary Receipt
 x Portion or all of this security is pledged as collateral for call options written.


 32   Schedule of Investments

                                                     Schedule of Written Options

                                                          ICON Covered Call Fund
                                                              September 30, 2005

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Aetna, Inc.
  Expiration October
    2005 Exercise
    Price $85.00              39       $    9,945
  Expiration November
    2005 Exercise
    Price $85.00              39           15,990
AFLAC, Inc.
  Expiration November
    2005 Exercise
    Price $45.00             125           19,063
A.G. Edwards, Inc.
  Expiration November
    2005 Exercise
    Price $45.00              62            5,425
Altria Group, Inc.
  Expiration October
    2005 Exercise
    Price $70.00              23           10,810
  Expiration December
    2005 Exercise
    Price $75.00              22            6,930
America Movil S.A. de
  C.V. - ADR
  Expiration October
    2005 Exercise
    Price $25.00             279           46,035
  Expiration November
    2005 Exercise
    Price $25.00             138           30,015
American Electric
  Power, Inc.
  Expiration November
    2005 Exercise
    Price $40.00              36            2,700
  Expiration November
    2005 Exercise
    Price $37.50              37            9,158
Apache Corp.
  Expiration January
    2006 Exercise
    Price $75.00              52           30,160
  Expiration November
    2005 Exercise
    Price $80.00              25            4,688

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
AstraZeneca Plc
  Expiration October
    2005 Exercise
    Price $45.00              11       $    2,750
  Expiration October
    2005 Exercise
    Price $50.00              43              753
  Expiration November
    2005 Exercise
    Price $45.00              31            9,533
Best Buy Co., Inc.
  Expiration November
    2005 Exercise
    Price $42.50              57           14,820
  Expiration December
    2005 Exercise
    Price $47.50              72            8,640
BHP Billiton Ltd.
  Expiration November
    2005 Exercise
    Price $35.00             205           23,063
Burlington Northern
  Santa Fe Corp.
  Expiration January
    2006 Exercise
    Price $60.00              66           22,110
  Expiration November
    2005 Exercise
    Price $60.00              66           14,520
CACI International,
  Inc.
  Expiration October
    2005 Exercise
    Price $60.00              58           13,195
  Expiration December
    2005 Exercise
    Price $65.00              25            4,750
Capital One Financial
  Corp.
  Expiration October
    2005 Exercise
    Price $80.00              50            8,375
  Expiration October
    2005 Exercise
    Price $85.00              16              400
  Expiration November
    2005 Exercise
    Price $80.00              16            4,120


                                               Schedule of Written Options    33

ICON Covered Call Fund
September 30, 2005

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Caterpillar, Inc.
  Expiration October
    2005 Exercise
    Price $60.00              60       $    5,700
  Expiration November
    2005 Exercise
    Price $57.50              28            8,400
Celgene Corp.
  Expiration January
    2006 Exercise
    Price $60.00              65           25,350
  Expiration October
    2005 Exercise
    Price $55.00              82           21,935
Cemex SA - ADR
  Expiration January
    2006 Exercise
    Price $55.00              16            4,160
  Expiration November
    2005 Exercise
    Price $50.00              39           15,015
  Expiration November
    2005 Exercise
    Price $55.00             100           14,500
Ceradyne, Inc.
  Expiration December
    2005 Exercise
    Price $35.00             170           67,150
  Expiration December
    2005 Exercise
    Price $40.00              40            7,100
CIGNA Corp.
  Expiration October
    2005 Exercise
    Price $115.00             83           36,105
CNF, Inc.
  Expiration October
    2005 Exercise
    Price $50.00              19            6,270
  Expiration November
    2005 Exercise
    Price $47.50              19           10,735

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Cognizant Technology
  Solutions Corp.
  Expiration October
    2005 Exercise
    Price $45.00              41       $   10,148
  Expiration October
    2005 Exercise
    Price $50.00              17              510
  Expiration November
    2005 Exercise
    Price $45.00              25            9,500
Coldwater Creek, Inc.
  Expiration January
    2006 Exercise
    Price $30.00              74            9,805
  Expiration October
    2005 Exercise
    Price $25.00             121           16,638
  Expiration October
    2005 Exercise
    Price $30.00              48              360
Companhia Vale Do Rio
  Doce - ADR
  Expiration January
    2006 Exercise
    Price $50.00              64           12,480
  Expiration November
    2005 Exercise
    Price $45.00             150           24,375
Constellation Energy
  Group
  Expiration January
    2006 Exercise
    Price $65.00              20            3,500
  Expiration October
    2005 Exercise
    Price $60.00              40            9,000
Coventry Health Care,
  Inc.
  Expiration January
    2006 Exercise
    Price $90.00              26            9,230
  Expiration November
    2005 Exercise
    Price $85.00              61           24,705
CP Ships Ltd.
  Expiration October
    2005 Exercise
    Price $22.50             248            3,100


 34   Schedule of Written Options

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
CSX Corp.
  Expiration October
    2005 Exercise
    Price $45.00              60       $   11,250
  Expiration November
    2005 Exercise
    Price $45.00              60           15,450
Cummins, Inc.
  Expiration October
    2005 Exercise
    Price $85.00              30           12,300
  Expiration December
    2005 Exercise
    Price $90.00              17            6,290
  Expiration December
    2005 Exercise
    Price $95.00              20            3,800
D.R. Horton, Inc.
  Expiration November
    2005 Exercise
    Price $35.00              38           10,545
  Expiration November
    2005 Exercise
    Price $40.00              38            2,565
Digene Corp.
  Expiration October
    2005 Exercise
    Price $30.00             146            8,030
  Expiration November
    2005 Exercise
    Price $30.00              29            4,713
Digital River, Inc.
  Expiration November
    2005 Exercise
    Price $35.00              46           10,235
  Expiration December
    2005 Exercise
    Price $40.00              45            4,838
Eagle Materials, Inc.
  Expiration January
    2006 Exercise
    Price $125.00              8            7,360
  Expiration October
    2005 Exercise
    Price $115.00             64           45,440
  Expiration October
    2005 Exercise
    Price $120.00             16            5,920

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
ElkCorp.
  Expiration January
    2006 Exercise
    Price $40.00              53       $    9,408
  Expiration November
    2005 Exercise
    Price $35.00              80           21,600
Equitable Resources,
  Inc.
  Expiration October
    2005 Exercise
    Price $37.50              20            3,550
  Expiration December
    2005 Exercise
    Price $40.00              12            1,260
  Expiration December
    2005 Exercise
    Price $37.50              32            7,520
Fastenal Co.
  Expiration November
    2005 Exercise
    Price $60.00              60           19,050
  Expiration November
    2005 Exercise
    Price $65.00              25            2,000
Firstenergy Corp.
  Expiration January
    2006 Exercise
    Price $55.00              60            4,800
  Expiration October
    2005 Exercise
    Price $50.00              61           14,488
FPL Group, Inc.
  Expiration October
    2005 Exercise
    Price $45.00              30            8,250
Freeport-McMoran,
  Copper & Gold, Inc.
  Expiration January
    2006 Exercise
    Price $50.00              73           20,258
  Expiration November
    2005 Exercise
    Price $45.00              39           17,550


                                               Schedule of Written Options    35

ICON Covered Call Fund
September 30, 2005

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Gevity HR, Inc.
  Expiration February
    2006 Exercise
    Price $30.00              56       $    7,980
  Expiration November
    2005 Exercise
    Price $25.00             189           52,920
Goodrich Corp.
  Expiration November
    2005 Exercise
    Price $45.00              32            4,480
Google, Inc.
  Expiration October
    2005 Exercise
    Price $310.00              3            4,215
  Expiration October
    2005 Exercise
    Price $300.00              5           10,025
  Expiration December
    2005 Exercise
    Price $320.00              3            5,190
Granite Construction,
  Inc.
  Expiration December
    2005 Exercise
    Price $35.00              75           33,750
  Expiration December
    2005 Exercise
    Price $40.00             100           17,750
Grant Prideco, Inc.
  Expiration October
    2005 Exercise
    Price $40.00              81           14,378
  Expiration November
    2005 Exercise
    Price $40.00             132           37,950
Harman International
  Industries
  Expiration October
    2005 Exercise
    Price $105.00             20            4,500
  Expiration October
    2005 Exercise
    Price $100.00             41           19,475
Headwaters, Inc.
  Expiration November
    2005 Exercise
    Price $40.00             152           17,860

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Health Net, Inc.
  Expiration January
    2006 Exercise
    Price $47.50              48       $   16,920
  Expiration November
    2005 Exercise
    Price $47.50              47            9,518
Henry Schein, Inc.
  Expiration January
    2006 Exercise
    Price $45.00              19            2,613
  Expiration October
    2005 Exercise
    Price $40.00              16            4,800
  Expiration October
    2005 Exercise
    Price $45.00              12              330
International
  Rectifier Corp.
  Expiration November
    2005 Exercise
    Price $45.00              32            7,200
  Expiration December
    2005 Exercise
    Price $45.00              24            6,900
  Expiration December
    2005 Exercise
    Price $50.00              24            2,280
j2 Global
  Communications,
  Inc.
  Expiration October
    2005 Exercise
    Price $40.00              54            7,560
  Expiration December
    2005 Exercise
    Price $40.00              54           16,200
Jacobs Engineering
  Group, Inc.
  Expiration October
    2005 Exercise
    Price $65.00              42           13,440
  Expiration November
    2005 Exercise
    Price $70.00              18            2,835
Jos. A Bank
  Clothiers, Inc.
  Expiration October
    2005 Exercise
    Price $40.00              46           16,560


 36   Schedule of Written Options

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Joy Global, Inc.
  Expiration January
    2006 Exercise
    Price $55.00              52       $   12,740
  Expiration October
    2005 Exercise
    Price $50.00              98           19,600
Labor Ready, Inc.
  Expiration November
    2005 Exercise
    Price $25.00              35            7,088
  Expiration November
    2005 Exercise
    Price $22.50             141           50,055
Lafarge North
  America, Inc.
  Expiration October
    2005 Exercise
    Price $65.00              46           15,870
  Expiration October
    2005 Exercise
    Price $70.00              57            3,848
Lehman Brothers
  Holdings, Inc.
  Expiration January
    2006 Exercise
    Price $120.00              7            2,730
  Expiration October
    2005 Exercise
    Price $115.00              6            1,860
  Expiration November
    2005 Exercise
    Price $115.00             19            8,170
Lifecell Corp.
  Expiration November
    2005 Exercise
    Price $22.50             135           18,563
  Expiration December
    2005 Exercise
    Price $25.00              59            7,375
Loews Corp.
  Expiration October
    2005 Exercise
    Price $90.00              88           29,040
Lone Star
  Technologies, Inc.
  Expiration November
    2005 Exercise
    Price $60.00              75           15,188

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Lowe's Cos., Inc.
  Expiration January
    2006 Exercise
    Price $70.00              25       $    3,875
  Expiration November
    2005 Exercise
    Price $65.00              57           13,538
Marathon Oil Corp.
  Expiration October
    2005 Exercise
    Price $70.00              13            1,918
  Expiration November
    2005 Exercise
    Price $70.00              41           11,173
McKesson Corp.
  Expiration January
    2006 Exercise
    Price $50.00              45            6,413
  Expiration November
    2005 Exercise
    Price $47.50              98           16,170
Medco Health
  Solutions, Inc.
  Expiration October
    2005 Exercise
    Price $55.00             136           16,660
MetLife, Inc.
  Expiration October
    2005 Exercise
    Price $50.00             121           10,285
Nabors Industries,
  Ltd.
  Expiration October
    2005 Exercise
    Price $70.00              74           25,160
  Expiration December
    2005 Exercise
    Price $75.00              42           14,490
Nam Tai Electronics,
  Inc. - ADR
  Expiration December
    2005 Exercise
    Price $25.00             140           25,550


                                               Schedule of Written Options    37

ICON Covered Call Fund
September 30, 2005

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Nash Finch Co.
  Expiration October
    2005 Exercise
    Price $40.00              26       $    6,760
  Expiration November
    2005 Exercise
    Price $40.00              39           12,870
  Expiration November
    2005 Exercise
    Price $45.00              52            4,810
National-OilWell
  Varco, Inc.
  Expiration October
    2005 Exercise
    Price $65.00              87           23,925
  Expiration November
    2005 Exercise
    Price $70.00              49           11,638
NetGear, Inc.
  Expiration October
    2005 Exercise
    Price $25.00             169           10,563
  Expiration December
    2005 Exercise
    Price $25.00             133           23,940
Newfield Exploration
  Co.
  Expiration November
    2005 Exercise
    Price $50.00              23            5,118
  Expiration December
    2005 Exercise
    Price $50.00              47           14,100
NII Holdings, Inc.
  Expiration December
    2005 Exercise
    Price $80.00              20           16,200
  Expiration December
    2005 Exercise
    Price $85.00              29           15,370
Norfolk Southern
  Corp.
  Expiration November
    2005 Exercise
    Price $40.00             148           27,010

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Omnicare, Inc.
  Expiration October
    2005 Exercise
    Price $55.00              28       $    6,650
  Expiration December
    2005 Exercise
    Price $55.00              28           11,620
  Expiration December
    2005 Exercise
    Price $60.00              57           10,688
Oshkosh Truck Corp.
  Expiration January
    2006 Exercise
    Price $45.00              60           10,950
  Expiration October
    2005 Exercise
    Price $42.50              90           11,700
Patterson-UTI Energy,
  Inc.
  Expiration January
    2006 Exercise
    Price $37.50             101           28,533
  Expiration November
    2005 Exercise
    Price $35.00             151           43,790
Peabody Energy Corp.
  Expiration November
    2005 Exercise
    Price $85.00              22           10,230
  Expiration December
    2005 Exercise
    Price $90.00              40           15,400
Performance Food
  Group Co.
  Expiration October
    2005 Exercise
    Price $30.00              86           15,265
  Expiration December
    2005 Exercise
    Price $30.00              52           13,260
PG & E Corp.
  Expiration December
    2005 Exercise
    Price $40.00              25            2,438


 38   Schedule of Written Options

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Polo Ralph Lauren
  Corp.
  Expiration January
    2006 Exercise
    Price $55.00              58       $    9,280
  Expiration November
    2005 Exercise
    Price $50.00              58           13,775
Prudential Financial,
  Inc.
  Expiration November
    2005 Exercise
    Price $65.00              22            8,800
  Expiration December
    2005 Exercise
    Price $65.00              17            7,310
  Expiration December
    2005 Exercise
    Price $70.00              16            2,600
Psychiatric
  Solutions, Inc.
  Expiration October
    2005 Exercise
    Price $55.00              18            2,385
  Expiration December
    2005 Exercise
    Price $55.00              54           17,820
Public Service
  Enterprise Group,
  Inc.
  Expiration October
    2005 Exercise
    Price $65.00              84            9,240
  Expiration December
    2005 Exercise
    Price $70.00              42            2,730
Pulte Homes, Inc.
  Expiration October
    2005 Exercise
    Price $45.00             126            6,615
  Expiration October
    2005 Exercise
    Price $42.50             115           18,688
Questar Corp.
  Expiration November
    2005 Exercise
    Price $85.00              54           32,130
  Expiration November
    2005 Exercise
    Price $90.00              23            7,590

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Reliance Steel &
  Aluminium Co.
  Expiration October
    2005 Exercise
    Price $50.00             115       $   40,250
  Expiration December
    2005 Exercise
    Price $50.00              29           15,080
Resources Connection,
  Inc.
  Expiration November
    2005 Exercise
    Price $30.00             182           25,025
Respironics, Inc.
  Expiration January
    2006 Exercise
    Price $40.00              47           17,625
  Expiration October
    2005 Exercise
    Price $40.00              71           17,573
Rio Tinto Plc - ADR
  Expiration November
    2005 Exercise
    Price $160.00             32           28,480
Safeway, Inc.
  Expiration October
    2005 Exercise
    Price $25.00             187           20,103
SanDisk Corp.
  Expiration January
    2006 Exercise
    Price $42.50               4            3,300
  Expiration November
    2005 Exercise
    Price $47.50               5            1,900
Selective Insurance
  Group, Inc.
  Expiration November
    2005 Exercise
    Price $50.00              46            5,175
  Expiration December
    2005 Exercise
    Price $50.00             106           17,225
Sempra Energy
  Expiration October
    2005 Exercise
    Price $45.00             140           34,650
SkyWest, Inc.
  Expiration October
    2005 Exercise
    Price $25.00             104           21,060


                                               Schedule of Written Options    39

ICON Covered Call Fund
September 30, 2005

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Sonic Solutions
  Expiration November
    2005 Exercise
    Price $20.00             101       $   23,230
  Expiration November
    2005 Exercise
    Price $22.50             187           17,298
Steel Dynamics, Inc.
  Expiration January
    2006 Exercise
    Price $35.00              91           25,935
  Expiration November
    2005 Exercise
    Price $30.00              49           23,520
  Expiration November
    2005 Exercise
    Price $35.00              67           11,725
Steel Technologies,
  Inc.
  Expiration October
    2005 Exercise
    Price $25.00              86           12,255
  Expiration January
    2006 Exercise
    Price $25.00              85           32,088
Suncor Energy, Inc.
  Expiration October
    2005 Exercise
    Price $60.00              18            4,950
  Expiration December
    2005 Exercise
    Price $60.00              17            8,925
Superior Energy
  Services, Inc.
  Expiration October
    2005 Exercise
    Price $22.50              58            6,815
  Expiration December
    2005 Exercise
    Price $20.00             135           51,975
  Expiration December
    2005 Exercise
    Price $25.00             135           13,500

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Texas Instruments,
  Inc.
  Expiration October
    2005 Exercise
    Price $35.00              60       $    1,950
  Expiration November
    2005 Exercise
    Price $32.50             139           31,275
The Goldman Sachs
  Group, Inc.
  Expiration January
    2006 Exercise
    Price $125.00             11            4,070
  Expiration November
    2005 Exercise
    Price $120.00             24           10,080
The Hartford
  Financial Services
  Group, Inc.
  Expiration November
    2005 Exercise
    Price $75.00              43           16,340
  Expiration December
    2005 Exercise
    Price $75.00              65           27,950
Ultra Petroleum Corp.
  Expiration November
    2005 Exercise
    Price $55.00             168           92,400
  Expiration December
    2005 Exercise
    Price $50.00              21           19,950
United Surgical
  Partners
  International
  Expiration November
    2005 Exercise
    Price $37.50              94           25,145
United Therapeutics
  Corp.
  Expiration October
    2005 Exercise
    Price $70.00              22            5,665
  Expiration October
    2005 Exercise
    Price $75.00              64            5,280
  Expiration November
    2005 Exercise
    Price $75.00              31           10,153


 40   Schedule of Written Options

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
Universal Forest
  Products, Inc.
  Expiration January
    2006 Exercise
    Price $60.00              90       $   30,375
  Expiration October
    2005 Exercise
    Price $60.00              25            1,938
  Expiration November
    2005 Exercise
    Price $55.00              38           15,960
Universal Health
  Services
  Expiration October
    2005 Exercise
    Price $55.00              45            9,338
  Expiration December
    2005 Exercise
    Price $55.00             104           48,360
Urban Outfitters,
  Inc.
  Expiration October
    2005 Exercise
    Price $27.50              60           13,650
  Expiration November
    2005 Exercise
    Price $30.00              40            5,700

UNDERLYING SECURITY/     CONTRACTS
EXPIRATION DATE/        (100 SHARES
EXERCISE PRICE         PER CONTRACT)     VALUE
-------------------------------------------------
W-H Energy Services,
  Inc.
  Expiration January
    2006 Exercise
    Price $35.00              67       $   12,563
  Expiration October
    2005 Exercise
    Price $30.00              66           17,800
Watsco, Inc.
  Expiration October
    2005 Exercise
    Price $50.00              68           23,800
  Expiration November
    2005 Exercise
    Price $50.00              69           28,635
Wesco International,
  Inc.
  Expiration January
    2006 Exercise
    Price $35.00             116           29,000
  Expiration October
    2005 Exercise
    Price $35.00              39            2,438
                       -------------   ----------
Total Options Written     13,261       $3,088,445
                       =============   ==========
(Premiums received $2,471,399)

The accompanying notes are an integral part of the financial statements.


                                               Schedule of Written Options    41

Management Overview

ICON Equity Income Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities
 Common Stocks                                                             87.6%
 Preferred Stocks                                                           0.4%
Convertible Preferred Stocks                                                1.7%
 Top 10 Equity Holdings                                                    16.0%
 Number of Stocks                                                            102
Options Purchased
 Call Options                                                               0.5%
Number of Securities on Which Options Have Been Purchased                      6
Bonds & Short-Term Investments
Convertible Corporate Bonds                                                 0.4%
 Corporate Bonds                                                            5.5%
U.S. Government and Agencies                                                2.6%
 Short-Term Investments                                                     2.0%
 Number of Bonds                                                              14
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2005
Patterson-UTI Energy, Inc.                                                  1.8%
Fidelity National Financial, Inc.                                           1.8%
Caterpillar, Inc.                                                           1.7%
Diamond Offshore Drilling, Inc.                                             1.7%
Apogee Enterprises, Inc.                                                    1.7%
Eagle Materials, Inc.                                                       1.5%
Altria Group, Inc.                                                          1.5%
Loews Corp.                                                                 1.5%
Alpharma, Inc. - Class A                                                    1.4%
Hewlett-Packard Co.                                                         1.4%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the fiscal year ended September 30, 2005, the ICON Equity Income Fund returned 12.71% for Class I shares, 11.71% for Class C shares and 12.89% for Class Z shares, underperforming the 13.45% return of its benchmark, the S&P 1500 Index, over the same period. Total returns for other periods as of September 30, 2005 appear on page 47.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Despite capturing broad upside in the equity portion, the Fund surrendered a portion of its gains during the period, as weakness in the steel industry and its exposure to the fixed income markets led to relative underperformance. Behind this weakness were external factors ranging from inflation fears to a short-term slowdown in economic growth, both of which were related to the rising cost of oil and ongoing Federal Reserve policy calling for higher short-term interest rates.

   The interest rate environment posed what Federal Reserve Chairman Alan Greenspan referred to during the period as a "conundrum." Although the Fed raised short-term interest rates to 3.75% from 1.75% in an attempt to stave off inflation, many investors were taken aback when market-driven long rates did not follow suit. As the spread between long- and short-term rates diminished, a relatively flat yield curve benefited the Fund's initial tilt toward longer-duration bonds. However, this positioning later worked against performance as long rates trended higher, eroding earlier price gains.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying equity and debt securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not adequately represent, in our view, intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of historical and projected earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of value with relative strength (RS), we aim to capture leading industry themes that we believe are poised to outperform the broader market.


 42   Management Overview

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Despite a positive finish, stocks encountered considerable resistance in their move toward our analysis of fair value. Surging oil prices and monetary tightening presented formidable distractions, as investors allowed their emotions to be swayed by conflicting fears of economic slowdown and mounting inflation. Against this backdrop, equity and debt markets alternated between broad advances and volatile sideways trading, often tracking sharp, sudden shifts in investor sentiment. Hurricanes Katrina and Rita added to the uncertainty, as economic forecasts envisioned near-term reductions in GDP growth followed possible inflationary pressures due to projected rebuild spending.

   For much of the period, however, this lack of clarity obscured the fact that, on a company and macroeconomic level, fundamentals were generally positive. For example, interest rates continued to hover at 50-year lows, oil prices were well below their inflation-adjusted peak of the late 1970s, and reported earnings remained robust. As such, when investors appeared to set aside their emotion-induced fears, as was seemingly the case following the mid-April calendar year low, stocks rallied in recognition of the favorable setting.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. A diverse group of leading industries contributed positively to Fund performance, including construction materials, managed health care and railroads. Although a top-performing industry for much of the period, construction materials moved higher in the aftermath of Hurricane Katrina. Meanwhile, managed health care capitalized on a positive outlook for continued earnings-per-share growth, whereas railroads benefited from ongoing economic expansion.

   In contrast, steel saw its prior leadership position evaporate on speculation of a slowdown in the Chinese economy, and finished the period as a net detractor of Fund performance. Strength in the Healthcare sector and relative weakness in the Financial sector resulted in a redeployment of assets in the these sectors. Additionally, the Fund's fixed income holdings detracted from returns.

   Although our process guides us to emphasize specific industries and securities, it may result in investments concentrated within a given capitalization range. Such was the case during the period, where an overweight position in mid-cap stocks produced the strongest overall returns. The Fund's allocation toward small-cap stocks proved detrimental, whereas stock selection in the large-cap arena produced several of the Fund's top performers.

   Leading managed health care provider CIGNA Corp. benefited from significant earnings growth in line with favorable business trends for HMO stocks. Heavy

                                                       Management Overview    43

ICON Equity Income Fund

   equipment manufacturer Caterpillar Inc. also added to performance, as sales gains among its most profitable markets and rising global demand boosted the stock. Likewise, construction products company Eagle Materials Inc. recorded impressive revenue expansion on higher demand.




   Meanwhile, Big Three automaker General Motors Corp. detracted from Fund performance, having struggled amid massive losses, declines in global market share and rising raw material costs. Multi-line insurer AON Corp. also came under pressure when it agreed to settle a lawsuit stemming from the New York State Attorney General's investigation into insurance industry practices. Elsewhere, mini-mill steel producer Steel Dynamics Inc. faced rising input costs and pricing cuts as inventories exceeded demand. All three positions were sold as relative strength declined.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE DOMESTIC MARKETS?

A. Given widespread value within the broader equity market, we continue to favor dividend-paying stocks over convertible and other fixed income instruments, whose value is tied to interest rate movements. At the same time, with economic growth seemingly in line with Federal Reserve targets, we see no reason why yields must rise appreciably above current levels. Nevertheless, based on current valuation and relative strength metrics, we remain focused on shorter-duration securities, which are less sensitive to changes in interest rates.

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- Despite capturing broad upside amid challenging equity markets, the Fund surrendered a portion of its gains as bond market weakness led to relative underperformance.

- A diverse group of industries, including construction materials, managed health care and railroads, contributed positively to Fund performance, while steel and the broad Financials sector were relative detractors.

- CIGNA Corp., Caterpillar Inc. and Eagle Materials Inc. were among the Fund's leading company contributors.

- Stocks that detracted from Fund performance included General Motors Corp., AON Corp. and Steel Dynamics Inc.


 44   Management Overview

                                                              SECTOR COMPOSITION
                                                              September 30, 2005

                         Financial  16.8%
                       Industrials  13.5%
   Telecommunication and Utilities  12.1%
                        Healthcare  12.0%
            Consumer Discretionary  9.9%
                            Energy  9.0%
                         Materials  9.0%
            Information Technology  7.6%
      Leisure and Consumer Staples  5.8%

Percentages are based upon common stock positions and net assets.


                                                       Management Overview    45

ICON Equity Income Fund

INDUSTRY COMPOSITION
September 30, 2005

                             Multi-Utilities  3.7%
                      Construction Materials  3.6%
                        Multi-Line Insurance  3.5%
                         Managed Health Care  3.4%
                          Oil & Gas Drilling  3.3%
                        Integrated Oil & Gas  3.2%
               Property & Casualty Insurance  3.2%
                Thrifts & Mortgage Insurance  3.1%
                        Health Care Services  3.0%
                             Water Utilities  3.0%
                           Building Products  2.8%
                     Life & Health Insurance  2.7%
                                       Steel  2.6%
Construction & Farm Machinery & Heavy Trucks  2.5%
       Integrated Telecommunication Services  2.5%
                    Automobile Manufacturers  2.4%
            Asset Management & Custody Banks  2.2%
                          Household Products  2.1%
              Oil & Gas Equipment & Services  2.1%
               Specialized Consumer Services  2.0%
                         Aerospace & Defense  1.8%
        Other Diversified Financial Services  1.8%
                 Diversified Metals & Mining  1.7%
              Investment Banking & Brokerage  1.7%
                      Health Care Facilities  1.5%
                                      Marine  1.5%
                                     Tobacco  1.5%
            Trading Companies & Distributors  1.5%
                           Computer Hardware  1.4%
                       Health Care Equipment  1.4%
                             Pharmaceuticals  1.4%
          Electronic Equipment Manufacturers  1.2%
                              Semiconductors  1.2%
                         Commercial Printing  1.1%
              Computer Storage & Peripherals  1.1%
         Wireless Telecommunication Services  1.0%
                    Housewares & Specialties  0.9%
                           Automotive Retail  0.8%
                              Catalog Retail  0.8%
               Computer & Electronics Retail  0.8%
       Data Processing & Outsourced Services  0.8%
        Fertilizers & Agricultural Chemicals  0.8%
                           Food Distributors  0.8%
                    Health Care Distributors  0.8%
                     Home Improvement Retail  0.8%
                            Leisure Products  0.8%
                                   Railroads  0.8%
                    Communications Equipment  0.7%
                        Consumer Electronics  0.7%
                            Consumer Finance  0.7%
                        Household Appliances  0.7%
        Human Resource & Employment Services  0.7%
                        Industrial Machinery  0.7%
                        Broadcast & Cable TV  0.6%
Independent Power Producers & Energy Traders  0.6%
                  Internet Software Services  0.6%
              IT Consulting & Other Services  0.6%
                               Gas Utilities  0.5%


 46   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2005

                                             INCEPTION                             SINCE
                                               DATE       1 YEAR      5 YEARS    INCEPTION
-------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class I             9/30/02     12.71%        N/A       18.93%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                            13.45%        N/A       17.46%
-------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class C             11/8/02     11.71%        N/A       16.22%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                            13.45%        N/A       14.23%
-------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class Z             5/10/04     12.89%        N/A       15.40%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                            13.45%        N/A       12.40%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.
                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2005
[LINE GRAPH]

                                                              ICON EQUITY INCOME FUND - CLASS
                                                                             I                            S&P 1500 INDEX
                                                              -------------------------------             --------------
9/30/02                                                                    10000                              10000
                                                                           10819                              10811
                                                                           10091                              10450
                                                                           12073                              12093
9/30/03                                                                    12482                              12469
                                                                           14475                              14009
                                                                           14940                              14308
                                                                           15016                              14557
9/30/04                                                                    14928                              14285
                                                                           16146                              15661
                                                                           15847                              15349
                                                                           16192                              15613
9/30/05                                                                    16822                              16206

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    47

Schedule of Investments

ICON Equity Income Fund
September 30, 2005

SHARES OR PRINCIPAL AMOUNT               VALUE
----------------------------------------------
COMMON STOCKS (87.2%)
    29,400   A.G. Edwards, Inc.   $  1,288,014
    31,600   Alliant Energy
             Corp.                     920,508
    76,800   Alpharma, Inc. -
             Class A                 1,910,016
    26,800   Altria Group, Inc.      1,975,428
     8,689   Ameren Corp.              464,775
    25,900   American Capital
             Strategies, Ltd.          949,494
    30,300   American Financial
             Group, Inc.             1,028,079
    45,000   American States
             Water Co.               1,505,700
   128,700   Apogee Enterprises,
             Inc.                    2,200,770
    24,200   Atmos Energy Corp.        683,650
    26,300   Barnes Group, Inc.        943,118
    24,500   Baxter
             International, Inc.       976,815
    23,800   Best Buy Co., Inc.      1,036,014
    31,400   BHP Billiton Ltd. -
             ADR                     1,073,252
    36,400   BJ Services Co.         1,310,036
    40,000   California Water
             Service Group           1,648,000
    68,600   Callaway Golf Co.       1,035,174
    14,800   Canadian National
             Railway Co.             1,050,652
    30,100   Caremark Rx,
             Inc.(a)                 1,502,893
    38,600   Caterpillar, Inc.       2,267,750
    32,234   Cemex S.A. De
             C.V. - ADR              1,685,838
   109,300   CenterPoint Energy,
             Inc.                    1,625,291
    18,700   Chevron Corp.           1,210,451
    24,100   Church & Dwight Co.       890,254
    15,800   CIGNA Corp.             1,862,188
    32,700   Cognex Corp.              983,289
    17,100   Colgate-Palmolive
             Co.                       902,709
    33,200   Computer Programs &
             Systems, Inc.           1,146,728
    56,700   CP Ships Ltd.           1,209,411
    12,600   Cummins, Inc.           1,108,674
    31,300   DaimlerChrysler AG      1,662,656
    37,000   Diamond Offshore
             Drilling, Inc.          2,266,250
    50,700   Diana Shipping,
             Inc.                      836,550

SHARES OR PRINCIPAL AMOUNT               VALUE
----------------------------------------------
    28,500   Digital Insight
             Corp.(a)             $    742,710
    16,800   Eagle Materials,
             Inc.                    2,039,016
    52,700   Fidelity National
             Financial, Inc.         2,346,204
    33,500   First American
             Corp.                   1,529,945
    23,500   Freeport-McMoran
             Copper & Gold, Inc.     1,141,865
    40,400   Gevity HR, Inc.         1,100,496
    33,800   Golden Telecom,
             Inc.                    1,067,066
    21,900   Goodrich Corp.            971,046
     9,400   Harman
             International
             Industries, Inc.          961,338
    65,000   Hewlett-Packard Co.     1,898,000
   232,400   Hooper Holmes, Inc.       913,332
    46,700   Horace Mann
             Educators Corp.           923,726
    26,600   IndyMac Bancorp,
             Inc.                    1,052,828
    10,300   Infosys
             Technologies, Ltd.        765,084
    40,709   ING Group N.V. -
             ADR                     1,212,721
    44,600   Jackson Hewitt Tax
             Services, Inc.          1,066,386
    11,700   L-3 Communications
             Holdings, Inc.            925,119
    58,000   Lennox
             International, Inc.     1,589,780
    18,500   Lincoln National
             Corp.                     962,370
    21,000   Loews Corp.             1,940,610
    34,600   Logitech
             International
             S.A. - ADR(a)           1,409,950
    28,100   Manor Care, Inc.        1,079,321
    21,300   Manpower, Inc.            945,507
    25,505   Marathon Oil Corp.      1,758,060
    36,700   MBNA Corp.                904,288
    53,700   MCG Capital Corp.         905,919
    21,500   McKesson HBOC, Inc.     1,020,175
    17,200   Medtronic, Inc.           922,264
    34,600   Mellon Financial
             Corp.                   1,106,162


 48   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT               VALUE
----------------------------------------------
    28,400   MSC Industrial
             Direct Co., Inc. -
             Class A              $    942,028
    25,100   Nam Tai
             Electronics,
             Inc. - ADR                638,293
    24,500   Nash Finch Co.          1,033,655
    48,600   NiSource, Inc.          1,178,550
    21,100   Nucor Corp.             1,244,689
    26,300   Old Republic
             International Corp.       701,421
    65,400   Patterson-UTI
             Energy, Inc.            2,359,632
    31,300   Philippine Long
             Distance Telephone
             Co. - ADR                 953,085
    16,400   Procter & Gamble
             Co.                       975,144
    20,000   Protective Life
             Corp.                     823,600
    38,000   R.R. Donnelley &
             Sons Co.                1,408,660
    16,700   Royal Dutch Shell -
             Class A - ADR           1,096,188
     6,700   Royal Dutch
             Petroleum Co.             420,760
     8,599   Sempra Energy             404,669
    75,100   Southwest Water Co.     1,088,950
    76,200   SpectraLink Corp.         971,550
    53,232   Sprint Corp. (FON
             Group)                  1,265,857
    51,300   Steel Technologies,
             Inc.                    1,330,209
   155,400   Stewart
             Enterprises,
             Inc. - Class A          1,030,302
    83,000   TECO Energy, Inc.       1,495,660
    47,600   Telecomunicacoes de
             Sao Paulo S.A. -
             ADR                       946,288
    32,300   Texas Instruments,
             Inc.                    1,094,970
     9,000   The Bear Stearns
             Cos., Inc.                987,750
    11,800   The Scotts Miracle-
             Gro Co.                 1,037,574
    37,000   The Sportsman's
             Guide, Inc.(a)          1,010,100
    28,200   Tidewater, Inc.         1,372,494
    50,600   Tupperware Corp.        1,152,668
    32,900   United Auto Group,
             Inc.                    1,087,016

SHARES OR PRINCIPAL AMOUNT               VALUE
----------------------------------------------
    25,200   United Surgical
             Partners
             International,
             Inc.(a)              $    985,572
    49,600   UnumProvident Corp.     1,016,800
    18,200   Vulcan Materials
             Co.                     1,350,622
    16,300   W.W. Grainger, Inc.     1,025,596
    22,500   WellChoice, Inc.(a)     1,707,750
    12,400   Whirlpool Corp.           939,548
    52,200   Worthington
             Industries, Inc.        1,097,766
                                  ------------
TOTAL COMMON STOCKS (COST
$101,578,481)                      116,537,131

CONVERTIBLE PREFERRED STOCKS (1.7%)
     4,000   Northrop Grumman
             Corp., 7.00%,
             04/04/21                  484,000
     9,000   Omnicare, Inc.,
             4.00%, 06/15/33           653,625
     8,600   Philippine Long
             Distance Telephone
             Co., 3.50%,
             12/31/49, Series
             III                       451,500
    14,400   TXU Corp., 8.75%,
             11/16/05, Series C        733,824
                                  ------------
TOTAL CONVERTIBLE PREFERRED
STOCKS (COST $1,736,376)             2,322,949

PREFERRED STOCKS (0.4%)
    18,200   Aetna, Inc., 8.50%,
             8/31/41                   469,742
                                  ------------
TOTAL PREFERRED STOCKS (COST
$501,382)                              469,742

CORPORATE BONDS (5.5%)
$  500,000   Aetna, Inc., 6.97%,
             08/15/36                  588,491
   800,000   AFC Capital Trust
             I, 8.20%, 02/03/27        866,867
 1,000,000   DaimlerChrysler AG,
             6.50%, 11/15/13         1,057,286
   750,000   General Motors,
             6.75%, 05/01/28           519,375
 1,288,000   Household Finance
             Corp., 4.75%,
             07/15/13                1,257,129
   800,000   Lowe's Companies,
             Inc., 8.25%,
             06/01/10                  920,084
   750,000   Mediacom Broadband
             LLC, 11.00%,
             07/15/13                  808,125


                                                   Schedule of Investments    49

ICON Equity Income Fund
September 30, 2005

SHARES OR PRINCIPAL AMOUNT               VALUE
----------------------------------------------
$  750,000   Prudential
             Financial, Inc.,
             5.75%, 07/15/33      $    751,998
   575,000   United Rentals NA,
             Inc., 7.75%,
             11/15/13                  554,875
                                  ------------
TOTAL CORPORATE BONDS
(COST $7,351,294)                    7,324,230

CONVERTIBLE CORPORATE BONDS (0.4%)
   600,000   International
             Rectifier Corp.,
             4.25%, 07/15/07           579,000
                                  ------------
TOTAL CONVERTIBLE CORPORATE
BONDS
(COST $583,500)                        579,000

U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
BONDS (2.6%)
 1,323,000   Freddie Mac, 5.16%,
             02/27/15                1,314,015
   258,000   Freddie Mac, 5.00%,
             09/29/17                  251,374
   750,000   U.S. Treasury,
             8.75%, 05/15/17         1,038,984
   750,000   U.S. Treasury,
             5.25%, 11/15/28           816,973
                                  ------------
TOTAL U.S. GOVERNMENT AND U.S.
GOVERNMENT AGENCY BONDS
(COST $3,396,292)                    3,421,346

CALL OPTIONS PURCHASED (0.5%)
        84   Aetna, Inc.
             Expiration January
             2006, Exercise
             Price $60.00              225,960
       200   Allmerica Financial
             Corp. Expiration
             February 2006,
             Exercise price
             $40.00                     74,000

SHARES OR PRINCIPAL AMOUNT               VALUE
----------------------------------------------
        83   Cooper Cameron
             Corp. Expiration
             January 2008,
             Exercise price
             $80.00               $     98,355
       147   Digene Corp.
             Expiration March
             2006, Exercise
             price $45.00                2,573
       123   Lowe's Companies,
             Inc. Expiration
             January 2007,
             Exercise price
             $65.00                    103,320
       125   Prudential
             Financial, Inc.
             Expiration January
             2006, Exercise
             price $60.00              108,125
                                  ------------
TOTAL CALL OPTIONS PURCHASED
(COST $273,971)                        612,333

SHORT-TERM INVESTMENTS (2.0%)
$2,679,436   Brown Brothers
             Harriman Time
             Deposit, 3.24%,
             10/01/05#               2,679,436
                                  ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,679,436)                    2,679,436
                                  ------------
TOTAL INVESTMENTS
(COST $118,100,732) 100.3%         133,946,167
LIABILITIES LESS OTHER ASSETS
(0.3%)                                (381,563)
                                  ------------
TOTAL NET ASSETS (100.0%)         $133,564,604
                                  ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
 # BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.
ADR   American Depositary Receipt

Dates shown on securities are due dates of the obligations.


 50   Schedule of Investments

                                                             Management Overview

                                                            ICON Long/Short Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                   99.1%
Top 10 Long Equity
Holdings                                                                   15.6%
Number of Long Stocks                                                         98
Number of Short Positions                                                      1
Short-Term Investments                                                      0.0%
Percentages are based upon net assets.

TOP 10 LONG EQUITY HOLDINGS
September 30, 2005
Ultra Petroleum Corp.                                                       2.0%
Canadian Pacific Railway, Ltd.                                              2.0%
Netease.com, Inc.                                                           1.6%
United Surgical Partners International, Inc.                                1.5%
Grant Prideco, Inc.                                                         1.5%
KCS Energy, Inc.                                                            1.4%
National-OilWell Varco, Inc.                                                1.4%
Universal Forest Products, Inc.                                             1.4%
America Movil S.A.
De C.V. - ADR                                                               1.4%
Companhia Vale do Rio
Doce - ADR                                                                  1.4%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the fiscal year ended September 30, 2005, the ICON Long/Short Fund returned 18.69% for Class I shares, 17.68% for Class C shares and 18.96% for Class Z shares, outpacing the 13.45% return of the S&P 1500 Index, the Fund's benchmark, over the same period. Total returns for other periods as of September 30, 2005 appear on page 56.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund's focus on identifying underpriced industries demonstrating market leadership contributed positively to relative performance. Overweight industry positions within the Healthcare and Materials sectors as well as exposure to industries positioned to benefit from economic expansion also served to boost fiscal-year returns. In contrast, although the Fund's short exposure fluctuated during the period, short positions worked against overall performance, as industries our system judged as expensive continued to exhibit sustained relative strength.

   Although our process guides us to emphasize specific industries and securities, it may result in investments concentrated within a given capitalization range. Such was the case during the period, in which stock selection among large-cap stocks helped performance despite the Fund's significant underweight in this range. A combination of industry and stock selection within the mid-cap range also helped the Fund. Given persistently turbulent markets during the period, ICON's disciplined methodology proved quite effective in keeping the Fund well ahead of the broader averages.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are either underpriced or overpriced regardless of their location on the conventional style grid. The ICON system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge. In doing so, the Fund seeks to maximize returns by playing both sides of our valuation methodology.

   For that reason, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as we believe these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price ratios that consider the effects of historical and projected earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of value with improving relative strength on the long side, and declining relative strength on the short side, we aim to capture leading industry themes that we believe are poised to outperform the broader market.


                                                       Management Overview    51

ICON Long/Short Fund

   It is important to note that the Fund is not market neutral; the proportion of long and short positions depends on the availability of underpriced and overpriced industries, as well as ICON's evaluation of market conditions.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?


A. The reporting period was characterized by extreme choppiness, as rising oil prices and perceived inflationary pressures distracted already skittish investors. Although underlying economic and corporate fundamentals remained generally positive throughout, the uncertainty produced severe crosscurrents, which intensified in the wake of Hurricanes Katrina and Rita.

   Against this backdrop, stocks initially rallied, as investors appeared to set aside their oil- and inflation-induced worries. By late December, however, energy prices resumed their powerful climb, once again stoking inflation concerns while raising fears that the Federal Reserve would overshoot neutral targets for monetary tightening and ultimately constrict economic growth.

   As conflicting fears of economic slowdown and mounting inflation heightened during the early months of 2005, investor sentiment wavered, culminating in a mid-April calendar year low for the benchmark S&P 1500 Index. While our valuation metrics reflected this growing pessimism, in reality, interest rates hovered near 50-year lows, oil was well below its inflation-adjusted peak, and earnings expectations remained robust. Stocks subsequently rallied on recognition of this favorable setting, before settling into a storm-related trading range as the period came to a close.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. The Fund captured leadership on the long side across a wide range of industries, including overweight positions in the top-performing construction materials and managed health care groups. Industries that typically benefit from economic expansion, such as railroads and home building, also added to performance, as did industries that benefited from rising petroleum prices, such as oil & gas exploration & production.

   Long-side industries that hampered Fund performance included computer hardware, consumer finance, pharmaceuticals, and insurance brokers, all of which possessed compelling value, yet lesser degrees of relative strength.

   Likewise, the Fund's short positions generally proved a drag on performance, as seemingly expensive industries continued to trend visibly higher. In accordance with the Fund's shorting discipline, industry positions identified by our methodology to be both overpriced and declining in relative strength were initiated in coal, systems software, casinos & gaming, application software, specialized finance, semiconductor equipment, and air freight & logistics. By period-end, virtually all had been covered in conjunction with a broad summertime rally.

   At the company level, long stocks that contributed to performance included independent oil & gas developer Ultra Petroleum Corp., which reported a

 52   Management Overview

[J.C. Waller III PHOTO]
J.C. Waller, III
Portfolio Manager

   company-best triple-digit increase in quarterly earnings. Building Materials Holding Corp., an operator of retail centers aimed at professional contractors, also advanced, citing robust sales gains and improving gross margins. Elsewhere, China-based Web portal Netease.com Inc. posted robust net profits as gaming revenues surged.
   Among the Fund's weakest individual long holdings was consumer finance company Cash America International Inc., which slid when Federal regulators unveiled new guidelines governing secured non-recourse loans. Networking equipment supplier UTStarcom Inc. also detracted, having fallen on unexpected quarterly losses and pricing pressures. Meanwhile, independent energy company Petroleum Development Corp. warned that escalating day rates and tight rig availability could ultimately impede development plans. All three were sold during the period on declining relative strength.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE DOMESTIC EQUITY MARKET?

A. While lingering concerns continue to make for a difficult environment, our analysis indicates that the domestic equity market remains positioned for an eventual upside move toward our evaluation of fair value. This is particularly true, in our view, of industries with leverage to worldwide economic expansion, as well as increasing global demand on energy, raw materials and heavy equipment.

   Although these groups comprise some of the strongest and most undervalued in the market, the outlook for shorting opportunities is much less sanguine. Therefore, we will continue to keep a close eye on valuation and relative strength in order to capitalize on developing market themes.

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- Leadership on the long side was captured by overweighting industries including construction materials and managed health care, while poorer-performing industries included computer hardware, consumer finance and pharmaceuticals.

- Short positions in coal, systems software, casinos & gaming, application software, specialized finance, semiconductor equipment, and air freight & logistics by and large worked against Fund performance.

- Long stocks that contributed to Fund performance included Ultra Petroleum Corp., Building Materials Holding Corp. and Netease.com Inc.

- Among the Fund's weakest long holdings were Cash America International Inc., UTStarcom Inc. and Petroleum Development Corp.


                                                       Management Overview    53

ICON Long/Short Fund

SECTOR COMPOSITION
September 30, 2005

                       Industrials  19.5%
                        Healthcare  17.1%
                            Energy  15.0%
                         Materials  13.9%
   Telecommunication and Utilities  10.0%
                         Financial  9.1%
            Information Technology  8.7%
            Consumer Discretionary  4.6%
      Leisure and Consumer Staples  1.2%

Percentages are based upon long positions and net assets.


 54   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2005

                        Construction Materials  5.7%
                            Oil & Gas Drilling  5.4%
                Oil & Gas Equipment & Services  5.2%
                                         Steel  5.1%
            Oil & Gas Exploration & Production  4.4%
                           Managed Health Care  3.8%
                                     Railroads  3.8%
                      Health Care Distributors  3.5%
                          Health Care Services  3.4%
                Investment Banking & Brokerage  3.4%
                               Multi-Utilities  2.9%
                                 Biotechnology  2.8%
  Construction & Farm Machinery & Heavy Trucks  2.7%
                   Diversified Metals & Mining  2.7%
                        Health Care Facilities  2.7%
                    Internet Software Services  2.7%
                Computer Storage & Peripherals  2.4%
            Apparel Accessories & Luxury Goods  2.3%
                          Multi-Line Insurance  2.3%
           Wireless Telecommunication Services  2.3%
                             Building Products  2.2%
                           Aerospace & Defense  2.0%
                    Construction & Engineering  2.0%
              Trading Companies & Distributors  1.9%
                       Life & Health Insurance  1.8%
                            Electric Utilities  1.7%
                 Property & Casualty Insurance  1.7%
                IT Consulting & Other Services  1.6%
                      Communications Equipment  1.5%
          Human Resource & Employment Services  1.5%
                                Catalog Retail  1.4%
                                 Gas Utilities  1.4%
                                      Airlines  1.2%
                                        Marine  1.2%
                                   Food Retail  1.1%
                           Commercial Printing  1.0%
                       Home Improvement Retail  1.0%
                               Water Utilities  1.0%
                               Pharmaceuticals  0.9%
  Independent Power Producers & Energy Traders  0.6%
         Data Processing & Outsourced Services  0.5%
          Fertilizers & Agricultural Chemicals  0.4%


                                                       Management Overview    55

ICON Long/Short Fund

AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2005

                                             INCEPTION                             SINCE
                                               DATE       1 YEAR      5 YEARS    INCEPTION
-------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class I                9/30/02     18.69%        N/A       18.70%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                            13.45%        N/A       17.46%
-------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class C               10/17/02     17.68%        N/A       15.79%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                            13.45%        N/A       15.87%
-------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class Z                5/6/04      18.96%        N/A       12.88%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                            13.45%        N/A       10.21%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

VALUE OF A $10,000 INVESTMENT
through September 30, 2005
[LINE GRAPH]

                                                               ICON LONG/SHORT FUND - CLASS I             S&P 1500 INDEX
                                                               ------------------------------             --------------
9/30/02                                                                    10000                              10000
                                                                            9760                              10811
                                                                            8880                              10450
                                                                           11039                              12093
9/30/03                                                                    12000                              12469
                                                                           13453                              14009
                                                                           14435                              14308
                                                                           14455                              14557
9/30/04                                                                    14091                              14285
                                                                           15897                              15661
                                                                           15751                              15349
                                                                           15699                              15613
9/30/05                                                                    16726                              16206

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 56   Management Overview

                                                         Schedule of Investments

                                                            ICON Long/Short Fund
                                                              September 30, 2005

SHARES                                  VALUE
---------------------------------------------
COMMON STOCKS (99.1%)
15,300    A.G. Edwards, Inc.      $   670,293
28,000    A.S.V., Inc.(a)             634,200
36,000    America Movil S.A. De
          C.V. - ADR                  947,520
10,500    American States Water
          Co.                         351,330
11,000    AmerisourceBergen
          Corp.                       850,300
 9,000    AmerUs Group Co.            516,330
12,200    AstraZeneca Plc - ADR       574,620
18,000    Barrett Business
          Services, Inc.(a)           411,300
10,000    Berry Petroleum Co.         666,900
26,000    BHP Billiton, Ltd. -
          ADR                         888,680
10,600    Burlington Northern
          Santa Fe Corp.              633,880
 8,000    CACI International,
          Inc. - Class A(a)           484,800
 8,000    California Water
          Service Group               329,600
 8,900    Canadian National
          Railway Co.                 631,811
30,900    Canadian Pacific
          Railway, Ltd.             1,327,464
 5,600    Celgene Corp.(a)            304,192
16,405    Cemex S.A. De C.V. -
          ADR                         857,982
23,000    CenterPoint Energy,
          Inc.                        342,010
20,400    Ceradyne, Inc.(a)           748,272
 7,200    CIGNA Corp.                 848,592
20,900    Community Health
          Systems, Inc.(a)            811,129
21,600    Companhia Vale do Rio
          Doce - ADR                  947,376
 6,400    Constellation Energy
          Group, Inc.                 394,240
37,000    CP Ships, Ltd.              789,210
27,000    Digene Corp.(a)             769,500
 7,200    Eagle Materials, Inc.       873,864
38,000    El Paso Electric
          Co.(a)                      792,300
 5,800    EMCOR Group, Inc.(a)        343,940
14,000    Express Scripts,
          Inc.(a)                     870,800
10,500    Fastenal Co.                641,445
 7,300    Fiserv, Inc.(a)             334,851
11,400    Florida Rock
          Industries, Inc.            730,626
21,500    Gildan Activewear,
          Inc.(a)                     821,945

SHARES                                  VALUE
---------------------------------------------
24,500    Grant Prideco, Inc.(a)  $   995,925
29,550    HCC Insurance
          Holdings, Inc.              843,062
 7,300    Headwaters, Inc.(a)         273,020
14,700    Helmerich & Payne,
          Inc.                        887,733
15,500    Henry Schein, Inc.(a)       660,610
17,500    Insight Enterprises,
          Inc.(a)                     325,500
37,500    J. Jill Group, Inc.(a)      593,250
18,200    j2 Global
          Communications,
          Inc.(a)                     735,644
 5,500    Jacobs Engineering
          Group, Inc.(a)              370,700
15,200    John H. Harland Co.         674,880
16,000    Joy Global, Inc.            807,360
35,000    KCS Energy, Inc.(a)         963,550
30,000    Kforce, Inc.(a)             309,000
25,000    Komag, Inc.(a)              799,000
10,200    Labor Ready, Inc.(a)        261,630
 7,000    Lafarge North America,
          Inc.                        473,270
 7,300    Lehman Brothers
          Holding, Inc.               850,304
10,000    Lockheed Martin Corp.       610,400
19,800    Logitech International
          S.A. - ADR(a)               806,850
10,000    Lowe's Cos., Inc.           644,000
 7,000    Martin Marietta
          Materials, Inc.             549,220
16,700    McKesson HBOC, Inc.         792,415
15,300    MedcoHealth Solutions,
          Inc.(a)                     838,899
15,400    Mobile Telesystems -
          ADR                         626,472
19,000    MSC Industrial Direct
          Co., Inc. - Class A         630,230
13,000    Nabors Industries,
          Ltd.(a)                     933,790
14,500    National-OilWell
          Varco, Inc.(a)              954,100
11,700    Netease.com, Inc.(a)      1,053,117
15,000    NETGEAR, Inc.(a)            360,900
14,500    NICE Systems, Ltd. -
          ADR(a)                      655,110
10,000    Omnicare, Inc.              562,300
19,000    Oneok, Inc.                 646,380
24,200    Oregon Steel Mills,
          Inc.(a)                     675,180
26,000    Patterson-UTI Energy,
          Inc.                        938,080


                                                   Schedule of Investments    57

ICON Long/Short Fund
September 30, 2005

SHARES                                  VALUE
---------------------------------------------
21,300    PG&E Corp.              $   836,025
14,500    Polo Ralph Lauren
          Corp.                       729,350
 6,000    POSCO - ADR(a)              339,360
 7,500    Protective Life Corp.       308,850
13,000    Reliance Steel &
          Aluminum Co.                688,090
 5,700    Rio Tinto Plc - ADR         936,510
30,000    Safeway, Inc.               768,000
20,000    Satyam Computer
          Services, Ltd. - ADR        604,400
11,400    Selective Insurance
          Group, Inc.                 557,460
45,000    Semco Energy, Inc.(a)       296,550
22,000    Sierra Pacific
          Resources(a)                326,700
13,000    Simpson Manufacturing
          Co., Inc.                   508,820
29,200    SkyWest, Inc.               783,144
 4,300    StanCorp Financial
          Group, Inc.                 362,060
33,800    Steel Technologies,
          Inc.                        876,434
45,000    TECO Energy, Inc.           810,900
 6,100    The Goldman Sachs
          Group, Inc.                 741,638
 8,300    The Hartford Financial
          Services Group, Inc.        640,511

SHARES                                  VALUE
---------------------------------------------
 7,800    The Manitowoc Co.,
          Inc.                    $   391,950
 2,800    The Scotts Miracle-Gro
          Co.                         246,204
24,000    Ultra Petroleum
          Corp.(a)                  1,365,119
17,000    Unit Corp.(a)               939,760
25,950    United Surgical
          Partners
          International, Inc.(a)    1,014,905
12,000    United Therapeutics
          Corp.(a)                    837,600
14,600    UnitedHealth Group,
          Inc.                        820,520
16,600    Universal Forest
          Products, Inc.              951,512
15,500    URS Corp.(a)                626,045
20,500    W-H Energy Services,
          Inc.(a)                     664,610
15,100    W.R. Berkley Corp.          596,148
13,000    Weatherford
          International, Ltd.(a)      892,580
11,800    WellChoice, Inc.(a)         895,620
                                  -----------
TOTAL INVESTMENTS 99.1% (COST
$54,960,637)                       66,600,558
OTHER ASSETS LESS LIABILITIES
0.9%                                  622,558
                                  -----------
TOTAL NET ASSETS 100.0%           $67,223,116
                                  ===========

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
ADR American Depositary Receipt


 58   Schedule of Investments

Schedule of Short Securities

ICON Long/Short Fund
September 30, 2005

SHARES        SHORT SECURITIES         VALUE
--------------------------------------------
50,000    eSPEED, Inc.(a)           $379,000
                                    --------
TOTAL SHORT SECURITIES (PROCEEDS
OF $441,316)                        $379,000
                                    ========

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security.


                                                   Schedule of Investments    59

Six Month Hypothetical Expense Example
September 30, 2005 (unaudited)

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/05 - 9/30/05).

ACTUAL EXPENSES
The first set of lines in the table for each Fund provide information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second set of lines in the table for each Fund provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


 60   Expense Example

                              BEGINNING          ENDING         EXPENSES PAID      ANNUALIZED
                            ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD     EXPENSE RATIO
                               4/1/05            9/30/05       4/1/05-9/30/05*   4/1/05-9/30/05
-------------------------------------------------------------------------------------------------
ICON BOND FUND
-------------------------------------------------------------------------------------------------
 CLASS I
-------------------------------------------------------------------------------------------------
   Actual Expenses            $1,000.00         $1,010.80          $ 5.14             1.02%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,019.89            5.16
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------------------------
   Actual period return        1,000.00          1,007.70            8.20             1.63%
-------------------------------------------------------------------------------------------------
   Hypothetical                1,000.00          1,016.83            8.24
-------------------------------------------------------------------------------------------------
 CLASS Z
-------------------------------------------------------------------------------------------------
   Actual period return        1,000.00          1,010.70            4.28             0.85%
-------------------------------------------------------------------------------------------------
   Hypothetical                1,000.00          1,020.74            4.31
-------------------------------------------------------------------------------------------------
ICON CORE EQUITY FUND
-------------------------------------------------------------------------------------------------
 CLASS I
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,093.10            6.61             1.26%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.68            6.38
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,088.90           10.73             2.05%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,014.72           10.35
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS Z
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,089.30            9.85             1.88%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,015.57            9.50
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON COVERED CALL FUND
-------------------------------------------------------------------------------------------------
 CLASS I
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,038.10            7.41             1.45%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,017.73            7.33
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,034.30           11.17             2.19%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,014.02           11.06
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------


                                                           Expense Example    61

September 30, 2005 (unaudited)

                              BEGINNING          ENDING         EXPENSES PAID      ANNUALIZED
                            ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD     EXPENSE RATIO
                               4/1/05            9/30/05       4/1/05-9/30/05*   4/1/05-9/30/05
-------------------------------------------------------------------------------------------------
 CLASS Z
-------------------------------------------------------------------------------------------------
   Actual Expenses            $1,000.00         $1,039.60          $ 6.34             1.24%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.78            6.28
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON EQUITY INCOME FUND
-------------------------------------------------------------------------------------------------
 CLASS I
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,061.60            6.51             1.26%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.68            6.38
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,056.70           11.29             2.19%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,014.02           11.06
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS Z
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,062.00            6.87             1.33%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.33            6.73
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON LONG/SHORT FUND
-------------------------------------------------------------------------------------------------
 CLASS I
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,061.80            8.01             1.55%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,017.23            7.84
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,057.50           11.81             2.29%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,013.52           11.56
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS Z
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,063.60            6.67             1.29%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.53            6.53
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


 62   Expense Example

                                            Statements of Assets and Liabilities

                                                              September 30, 2005

                                                                         ICON           ICON            ICON            ICON
                                                         ICON            CORE          COVERED         EQUITY        LONG/SHORT
                                                       BOND FUND     EQUITY FUND      CALL FUND      INCOME FUND        FUND
                                                      -----------    ------------    -----------    -------------    -----------
ASSETS
  Investments, at cost                                $81,060,423    $148,518,138    $51,715,245    $118,100,732     $54,960,637
                                                      -----------    ------------    -----------    -------------    -----------
  Investments, at value                                80,585,251     173,673,512     61,487,918     133,946,167      66,600,558
  Cash                                                          -               -              -               -               -
  Deposits for short sales                                      -               -              -               -       1,022,778
  Receivables:
    Fund shares sold                                      363,947         695,118         30,432         218,284         269,092
    Investments sold                                    2,548,886       3,291,143      1,381,648       1,511,250       1,442,593
    Interest                                              969,791             314             20         140,611               -
    Dividends                                                   -          44,434         42,977         258,176          31,974
    Expense reimbursements by Advisor                      11,392               -         24,419           2,552           1,129
  Other assets                                             16,390          20,365         12,197          18,543          14,327
                                                      -----------    ------------    -----------    -------------    -----------
  Total Assets                                         84,495,657     177,724,886     62,979,611     136,095,583      69,382,451
                                                      -----------    ------------    -----------    -------------    -----------
LIABILITIES
  Options written, at value (premiums received of
    $0, $0, $2,471,399, $0 and $0, respectively)                -               -      3,088,445               -               -
  Common stocks sold short, at value (proceeds of
    $0, $0, $0, $0 and $441,316, respectively)                  -               -              -               -         379,000
  Payables:
    Due to custodian bank                                 499,888               -        692,297               -       1,648,056
    Investments bought                                    467,180       4,353,892      1,080,349       2,211,522               -
    Fund shares redeemed                                    7,868          29,841          7,604         105,564           7,220
    Distributions due to shareholders                       3,878               -              -          38,362               -
    Advisory fees & fee waiver recoupment                  41,225         104,354         35,291          81,707          54,239
    Accrued distribution fees                              17,318          80,094         13,223          28,553          20,250
    Fund accounting fees                                    1,683           3,409          1,191           2,669           1,317
    Transfer agent fees                                     3,877           9,820          3,163           6,071           3,103
    Administration fees                                     3,258           6,598          2,231           5,166           2,548
    Trustee fees                                            3,138           4,303          2,778           3,805           2,889
  Accrued expenses                                         38,232          42,435         50,956          47,560          40,713
                                                      -----------    ------------    -----------    -------------    -----------
  Total Liabilities                                     1,087,545       4,634,746      4,977,528       2,530,979       2,159,335
                                                      -----------    ------------    -----------    -------------    -----------
NET ASSETS - ALL SHARE CLASSES                        $83,408,112    $173,090,140    $58,002,083    $133,564,604     $67,223,116
                                                      ===========    ============    ===========    =============    ===========
NET ASSETS - CLASS I                                  $82,415,030    $ 93,780,302    $54,346,825    $129,680,619     $53,157,913
                                                      ===========    ============    ===========    =============    ===========
NET ASSETS - CLASS C                                  $   987,886    $ 78,144,757    $ 3,651,842    $  3,861,049     $13,925,251
                                                      ===========    ============    ===========    =============    ===========
NET ASSETS - CLASS Z                                  $     5,196    $  1,165,081    $     3,416    $     22,936     $   139,952
                                                      ===========    ============    ===========    =============    ===========
NET ASSETS CONSIST OF
  Paid-in capital                                     $83,899,681    $141,157,278    $50,243,368    $108,690,093     $56,806,971
  Accumulated undistributed net investment
    income/(loss)                                          (4,435)              -              -         485,602               -
  Accumulated undistributed net realized
    gain/(loss) from investments                          (11,962)      6,777,488     (1,396,912)      8,543,474      (1,286,092)
  Unrealized appreciation/(depreciation) on
    investments, written options and securities
    sold short                                           (475,172)     25,155,374      9,155,627      15,845,435      11,702,237
                                                      -----------    ------------    -----------    -------------    -----------
NET ASSETS                                            $83,408,112    $173,090,140    $58,002,083    $133,564,604     $67,223,116
                                                      ===========    ============    ===========    =============    ===========
  Shares outstanding (unlimited shares authorized,
    no par value)
    Class I                                             8,112,176       6,194,981      3,915,790       8,211,738       3,324,887
    Class C                                                97,053       5,358,109        269,236         245,782         890,655
    Class Z                                                   512          77,076            245           1,453           8,721
  Net asset value (offering and redemption price
    per share)
    Class I                                           $     10.16    $      15.14    $     13.88    $      15.79     $     15.99
    Class C                                           $     10.18    $      14.58    $     13.56    $      15.71     $     15.63
    Class Z                                           $     10.15    $      15.12    $     13.94    $      15.79     $     16.05

The accompanying notes are an integral part of the financial statements.


                                                      Financial Statements    63

Statements of Operations

For the year ended September 30, 2005

                                                                   ICON           ICON           ICON           ICON
                                                    ICON           CORE          COVERED        EQUITY       LONG/SHORT
                                                  BOND FUND     EQUITY FUND     CALL FUND     INCOME FUND       FUND
                                                 -----------    -----------    -----------    -----------    -----------
INVESTMENT INCOME
  Interest                                       $ 3,539,321    $    76,460    $     1,974    $  931,302     $    25,263
  Dividends                                                -      1,208,996        515,551     3,208,487         557,213
  Foreign taxes withheld                                   -         (3,186)          (139)      (15,141)         (1,400)
                                                 -----------    -----------    -----------    -----------    -----------
  Total Investment Income                          3,539,321      1,282,270        517,386     4,124,648         581,076
                                                 -----------    -----------    -----------    -----------    -----------
EXPENSES
  Advisory fees                                      432,662      1,021,548        396,030     1,007,707         476,178
  Distribution fees:
    Class I                                          177,963        173,781        124,473       328,298         117,753
    Class C                                            7,858        664,742         29,091        30,182          88,334
  Fund accounting fees                                42,276         45,702         41,516        48,330          40,065
  Transfer agent fees                                 56,190        101,388         38,085        89,666          35,429
  Administration fees                                 34,823         65,773         25,507        64,936          27,123
  Registration fees:
    Class I                                           14,921         14,154         13,551        17,214          14,010
    Class C                                           13,140         13,496         13,033        13,146          13,416
  Custody fees                                        14,270         24,417         99,501        28,560          15,611
  Insurance expense                                    3,494          5,497          2,451         6,761           1,532
  Trustee fees and expenses                            8,277         14,446          6,930        16,085           6,071
  Interest expense                                       138             34         15,556         1,360           9,151
  Dividends on short positions                             -              -              -             -          13,982
  Other expenses                                      67,500         97,246         48,470        99,536          42,168
                                                 -----------    -----------    -----------    -----------    -----------
  Total expenses before expense
    (reimbursement)/recoupment                       873,512      2,242,224        854,194     1,751,781         900,823
                                                 -----------    -----------    -----------    -----------    -----------
  Expense (reimbursement)/recoupment by
    Advisor due to expense limitation
    agreement                                        (76,145)             -        (67,070)      (11,894)         45,739
                                                 -----------    -----------    -----------    -----------    -----------
  Net Expenses                                       797,367      2,242,224        787,124     1,739,887         946,562
                                                 -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)                       2,741,954       (959,954)      (269,738)    2,384,761        (365,486)
                                                 -----------    -----------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS
  Net realized gain/(loss) from:
    Investment transactions                          (11,900)    14,916,012      3,036,502     8,340,028         257,625
    Written options                                        -              -     (3,965,764)            -               -
    Securities sold short                                  -              -              -             -      (1,543,717)
    Foreign currency translations                          -              -              -        (1,615)              -
                                                 -----------    -----------    -----------    -----------    -----------
  Total net realized gain/(loss)                     (11,900)    14,916,012       (929,262)    8,338,413      (1,286,092)
                                                 -----------    -----------    -----------    -----------    -----------
  Change in net unrealized
    appreciation/(depreciation) on
    investments, written options and
    securities sold short                         (2,183,484)     8,567,211      5,856,219     5,084,010      10,046,242
                                                 -----------    -----------    -----------    -----------    -----------
  Net realized and unrealized gain/(loss) on
    investments                                   (2,195,384)    23,483,223      4,926,957    13,422,423       8,760,150
                                                 -----------    -----------    -----------    -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $   546,570    $22,523,269    $ 4,657,219    $15,807,184    $ 8,394,664
                                                 ===========    ===========    ===========    ===========    ===========

The accompanying notes are an integral part of the financial statements.


 64   Financial Statements

                       THIS PAGE INTENTIONALLY LEFT BLANK

Statement of Changes in Net Assets

                                                      ICON BOND FUND                          ICON CORE EQUITY FUND
                                         ----------------------------------------    ----------------------------------------
                                             YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                         SEPTEMBER 30, 2005    SEPTEMBER 30, 2004    SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
                                         ------------------    ------------------    ------------------    ------------------
OPERATIONS
 Net investment income/(loss)               $  2,741,954          $  1,994,678          $   (959,954)         $   (861,159)
 Net realized gain/(loss) from
   investments transactions, written
   options and securities sold short             (11,900)              772,882            14,916,012             5,419,845
 Change in net unrealized
   appreciation/(depreciation) on
   investments, written options and
   securities sold short                      (2,183,484)             (160,120)            8,567,211             6,605,972
                                         ------------------    ------------------    ------------------    ------------------
 Net increase/(decrease) in net
   assets resulting from operations              546,570             2,607,440            22,523,269            11,164,658
                                         ------------------    ------------------    ------------------    ------------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
 Net investment income
   Class I                                    (2,853,077)           (1,972,705)                    -                     -
   Class C                                       (31,705)              (11,095)                    -                     -
   Class Z                                          (101)                  (10)                    -                     -
 Net realized gains
   Class I                                      (338,815)                    -                     -                     -
   Class C                                        (4,379)                    -                     -                     -
   Class Z                                            (6)                    -                     -                     -
                                         ------------------    ------------------    ------------------    ------------------
 Net decrease from dividends and
   distributions                              (3,228,083)           (1,983,810)                    -                     -
                                         ------------------    ------------------    ------------------    ------------------
FUND SHARE TRANSACTIONS
 Shares sold
   Class I                                    68,872,908            33,416,648            58,022,225            16,988,164
   Class C                                     1,493,441               342,757            24,404,517            18,403,784
   Class Z                                         4,736                   645             1,088,280                35,784
 Reinvested dividends and
   distributions
   Class I                                     3,161,012             1,971,854                     -                     -
   Class C                                        34,828                10,191                     -                     -
   Class Z                                           106                    10                     -                     -
 Shares repurchased
   Class I                                   (48,473,705)          (13,848,513)          (23,305,845)          (13,079,331)
   Class C                                      (876,763)             (241,960)          (10,044,802)           (6,132,345)
   Class Z                                          (181)                    -                (7,314)               (1,884)
                                         ------------------    ------------------    ------------------    ------------------
 Net increase/(decrease) from fund
   share transactions                         24,216,382            21,651,632            50,157,061            16,214,172
                                         ------------------    ------------------    ------------------    ------------------
 Total net increase/(decrease) in net
   assets                                     21,534,869            22,275,262            72,680,330            27,378,830
NET ASSETS
 Beginning of period                          61,873,243            39,597,981           100,409,810            73,030,980
                                         ------------------    ------------------    ------------------    ------------------
 End of period                              $ 83,408,112          $ 61,873,243          $173,090,140          $100,409,810
                                         ==================    ==================    ==================    ==================


 66   Financial Statements

             ICON COVERED CALL FUND                    ICON EQUITY INCOME FUND                    ICON LONG/SHORT FUND
     ---------------------------------------   ---------------------------------------   ---------------------------------------
         YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
     SEPTEMBER 30, 2005   SEPTEMBER 30, 2004   SEPTEMBER 30, 2005   SEPTEMBER 30, 2004   SEPTEMBER 30, 2005   SEPTEMBER 30, 2004
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------

        $   (269,738)        $  (169,445)         $  2,384,761         $  1,986,249         $   (365,486)        $  (108,267)


            (929,262)          2,216,139             8,338,413            1,009,178           (1,286,092)          1,862,548



           5,856,219             701,636             5,084,010            6,839,072           10,046,242             108,880
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------

           4,657,219           2,748,330            15,807,184            9,834,499            8,394,664           1,863,161
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------



                   -                   -            (2,332,579)          (1,955,243)                   -                   -
                   -                   -               (30,549)             (18,936)                   -                   -
                   -                   -                  (410)                (169)                   -                   -

          (2,014,072)           (813,994)             (690,470)                   -           (1,266,628)           (122,911)
             (97,417)            (11,304)              (13,763)                   -             (183,354)             (7,238)
                (118)                  -                  (103)                   -               (1,524)                  -
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------

          (2,111,607)           (825,298)           (3,067,874)          (1,974,348)          (1,451,506)           (130,149)
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------


          22,320,205          28,282,997            40,993,500           84,251,666           48,606,994          21,568,653
           2,209,902           1,905,597             2,071,831            1,466,895           10,192,112           3,489,408
                 727               3,139                 9,609               13,644              101,583              32,109


           1,901,482             802,492             2,824,292            1,849,956            1,158,739             121,354
              88,746              10,975                36,636               17,806              163,651               7,238
                 118                   -                   513                  169                1,524                   -

         (15,241,634)         (9,000,921)          (44,139,761)         (18,768,921)         (26,815,665)         (8,589,480)
            (751,331)           (127,212)             (418,636)            (296,277)          (1,348,857)           (129,159)
                (790)                  -                (3,317)                 (19)              (7,915)                  -
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------

          10,527,425          21,877,067             1,374,667           68,534,919           32,052,166          16,500,123
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------

          13,073,037          23,800,099            14,113,977           76,395,070           38,995,324          18,233,135

          44,929,046          21,128,947           119,450,627           43,055,557           28,227,792           9,994,657
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
        $ 58,002,083         $44,929,046          $133,564,604         $119,450,627         $ 67,223,116         $28,227,792
     ==================   ==================   ==================   ==================   ==================   ==================


                                                      Financial Statements    67

                                                      ICON BOND FUND                          ICON CORE EQUITY FUND
                                         ----------------------------------------    ----------------------------------------
                                             YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                         SEPTEMBER 30, 2005    SEPTEMBER 30, 2004    SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
                                         ------------------    ------------------    ------------------    ------------------
TRANSACTIONS IN FUND SHARES
   Shares sold
     Class I                                  6,619,646             3,199,688              4,143,039             1,380,045
     Class C                                    142,887                32,748              1,818,535             1,535,906
     Class Z                                        455                    63                 74,785                 2,959
   Reinvested dividends and
     distributions
     Class I                                    304,338               188,665                      -                     -
     Class C                                      3,347                   979                      -                     -
     Class Z                                         10                     1                      -                     -
   Shares repurchased
     Class I                                 (4,658,204)           (1,319,789)            (1,647,530)           (1,060,722)
     Class C                                    (84,344)              (23,478)              (740,648)             (511,842)
     Class Z                                        (17)                    -                   (514)                 (154)
                                         ------------------    ------------------    ------------------    ------------------
   Net increase/(decrease)                    2,328,118             2,078,877              3,647,667             1,346,192
                                         ------------------    ------------------    ------------------    ------------------
   Shares outstanding beginning of
     period                                   5,881,623             3,802,746              7,982,499             6,636,307
                                         ------------------    ------------------    ------------------    ------------------
   Shares outstanding end of period           8,209,741             5,881,623             11,630,166             7,982,499
                                         ==================    ==================    ==================    ==================
PURCHASE AND SALES OF INVESTMENT SECURITIES
 (excluding short-term securities and written options)
   Purchase of securities (including
     short sale transactions)               $30,243,959           $14,692,029           $230,365,019          $117,495,384
   Proceeds from sales of securities
     (including short sale
     transactions)                           18,795,990            14,436,998            183,339,859           101,917,674
   Purchases of long-term U.S.
     government securities                   27,647,371            22,260,709                      -                     -
   Proceeds from sales of long-term
     U.S. government securities              28,497,651             1,889,387                      -                     -
 ACCUMULATED UNDISTRIBUTED NET
   INVESTMENT INCOME/(LOSS)                 $    (4,435)          $   153,123           $          -          $          -
                                         ==================    ==================    ==================    ==================

The accompanying notes are an integral part of the financial statements.


 68   Financial Statements

             ICON COVERED CALL FUND                    ICON EQUITY INCOME FUND                    ICON LONG/SHORT FUND
     ---------------------------------------   ---------------------------------------   ---------------------------------------
         YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
     SEPTEMBER 30, 2005   SEPTEMBER 30, 2004   SEPTEMBER 30, 2005   SEPTEMBER 30, 2004   SEPTEMBER 30, 2005   SEPTEMBER 30, 2004
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------


          1,669,418            2,169,073             2,741,457            5,938,018           3,261,050            1,570,724
            168,643              147,349               139,266              104,841             700,414              257,198
                 54                  239                   633                  995               6,835                2,309


            141,902               63,040               183,923              128,188              77,095                9,511
              6,733                  877                 2,394                1,248              11,065                  574
                  9                    -                    34                   12                 101                    -

         (1,138,447)            (681,412)           (2,917,378)          (1,336,866)         (1,771,701)            (632,107)
            (56,539)              (9,841)              (27,971)             (21,597)            (91,534)              (9,606)
                (57)                   -                  (219)                  (1)               (524)                   -
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
            791,716            1,689,325               122,139            4,814,838           2,192,801            1,198,603
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------

          3,393,555            1,704,230             8,336,834            3,521,996           2,031,462              832,859
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
          4,185,271            3,393,555             8,458,973            8,336,834           4,224,263            2,031,462
     ==================   ==================   ==================   ==================   ==================   ==================



        $92,623,516          $74,412,247          $187,781,662         $111,360,137         $83,387,797          $38,171,546


         86,038,491           53,342,570           188,205,266           44,139,424          57,223,650           22,620,730

                  -                    -             1,564,975                    -                   -                    -

                  -                    -                     -                    -                   -                    -

        $         -          $         -          $    485,602         $    690,514         $         -          $         -
     ==================   ==================   ==================   ==================   ==================   ==================


                                                      Financial Statements    69

Financial Highlights

                                                          INCOME FROM INVESTMENT
                                                                OPERATIONS
                                                 ----------------------------------------
                                                               NET REALIZED
                                     NET ASSET      NET            AND           TOTAL
                                      VALUE,     INVESTMENT   AND UNREALIZED      FROM
                                     BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT
                                     OF PERIOD   (LOSS)(X)    ON INVESTMENTS   OPERATIONS
                                     ---------   ----------   --------------   ----------
ICON BOND FUND
 CLASS I+
   Year Ended September 30, 2005      $10.52         0.40          (0.29)          0.11
   Year Ended September 30, 2004      $10.41         0.45           0.10           0.55
   September 30, 2002 (inception)
     to September 30, 2003            $10.00         0.42           0.38           0.80
 CLASS C
   Year Ended September 30, 2005      $10.54         0.33          (0.28)          0.05
   Year Ended September 30, 2004      $10.42         0.38           0.12           0.50
   October 21, 2002 (inception) to
     September 30, 2003               $ 9.79         0.37           0.60           0.97
 CLASS Z
   Year Ended September 30, 2005      $10.51         0.42          (0.28)          0.14
   May 6, 2004 (inception) to
     September 30, 2004               $10.26         0.46          (0.02)          0.44
ICON CORE EQUITY FUND
 CLASS I
   Year Ended September 30, 2005      $12.78        (0.05)          2.41           2.36
   Year Ended September 30, 2004      $11.12        (0.07)          1.73           1.66
   Year Ended September 30, 2003      $ 9.50        (0.04)          1.66           1.62
   Year Ended September 30, 2002      $10.04        (0.07)         (0.20)         (0.27)
   October 12, 2000 (inception) to
     September 30, 2001               $10.00        (0.05)          0.09           0.04
 CLASS C
   Year Ended September 30, 2005      $12.41        (0.15)          2.32           2.17
   Year Ended September 30, 2004      $10.88        (0.16)          1.69           1.53
   Year Ended September 30, 2003      $ 9.36        (0.11)          1.63           1.52
   Year Ended September 30, 2002      $ 9.98        (0.15)         (0.20)         (0.35)
   November 28, 2000 (inception) to
     September 30, 2001               $10.62        (0.10)         (0.54)         (0.64)
 CLASS Z
   Year Ended September 30, 2005      $12.79        (0.14)          2.47           2.33
   May 6, 2004 (inception) to
     September 30, 2004               $12.07        (0.03)          0.75           0.72
ICON COVERED CALL FUND
 CLASS I+
   Year Ended September 30, 2005      $13.25        (0.06)          1.26           1.20
   Year Ended September 30, 2004      $12.40        (0.07)          1.36           1.29
   September 30, 2002 (inception)
     to September 30, 2003            $10.00        (0.07)          2.47           2.40
 CLASS C
   Year Ended September 30, 2005      $13.06        (0.16)          1.23           1.07
   Year Ended September 30, 2004      $12.32        (0.16)          1.34           1.18
   November 21, 2002 (inception) to
     September 30, 2003               $10.75        (0.17)          1.74           1.57
 CLASS Z
   Year Ended September 30, 2005      $13.29        (0.03)          1.25           1.22
   May 6, 2004 (inception) to
     September 30, 2004               $12.86        (0.01)          0.44           0.43


                                          LESS DIVIDENDS AND DISTRIBUTIONS
                                     ------------------------------------------
                                     DIVIDENDS                                       NET
                                        FROM      DISTRIBUTIONS       TOTAL         ASSET
                                        NET         FROM NET        DIVIDENDS      VALUE,
                                     INVESTMENT     REALIZED           AND         END OF
                                       INCOME         GAINS       DISTRIBUTIONS    PERIOD
                                     ----------   -------------   -------------   ---------
ICON BOND FUND
 CLASS I+
   Year Ended September 30, 2005        (0.41)        (0.06)          (0.47)       $10.16
   Year Ended September 30, 2004        (0.44)            -           (0.44)       $10.52
   September 30, 2002 (inception)
     to September 30, 2003              (0.39)            -           (0.39)       $10.41
 CLASS C
   Year Ended September 30, 2005        (0.35)        (0.06)          (0.41)       $10.18
   Year Ended September 30, 2004        (0.38)            -           (0.38)       $10.54
   October 21, 2002 (inception) to
     September 30, 2003                 (0.34)            -           (0.34)       $10.42
 CLASS Z
   Year Ended September 30, 2005        (0.44)        (0.06)          (0.50)       $10.15
   May 6, 2004 (inception) to
     September 30, 2004                 (0.19)            -           (0.19)       $10.51
ICON CORE EQUITY FUND
 CLASS I
   Year Ended September 30, 2005            -             -               -        $15.14
   Year Ended September 30, 2004            -             -               -        $12.78
   Year Ended September 30, 2003            -             -               -        $11.12
   Year Ended September 30, 2002            -         (0.27)          (0.27)       $ 9.50
   October 12, 2000 (inception) to
     September 30, 2001                     -             -               -        $10.04
 CLASS C
   Year Ended September 30, 2005            -             -               -        $14.58
   Year Ended September 30, 2004            -             -               -        $12.41
   Year Ended September 30, 2003            -             -               -        $10.88
   Year Ended September 30, 2002            -         (0.27)          (0.27)       $ 9.36
   November 28, 2000 (inception) to
     September 30, 2001                     -             -               -        $ 9.98
 CLASS Z
   Year Ended September 30, 2005            -             -               -        $15.12
   May 6, 2004 (inception) to
     September 30, 2004                     -             -               -        $12.79
ICON COVERED CALL FUND
 CLASS I+
   Year Ended September 30, 2005            -         (0.57)          (0.57)       $13.88
   Year Ended September 30, 2004            -         (0.44)          (0.44)       $13.25
   September 30, 2002 (inception)
     to September 30, 2003                  -             -               -        $12.40
 CLASS C
   Year Ended September 30, 2005            -         (0.57)          (0.57)       $13.56
   Year Ended September 30, 2004            -         (0.44)          (0.44)       $13.06
   November 21, 2002 (inception) to
     September 30, 2003                     -             -               -        $12.32
 CLASS Z
   Year Ended September 30, 2005            -         (0.57)          (0.57)       $13.94
   May 6, 2004 (inception) to
     September 30, 2004                     -             -               -        $13.29


 70   Financial Highlights

                                                                         RATIO OF NET INVESTMENT
                                                 RATIO OF EXPENSES TO       INCOME TO AVERAGE
                                                AVERAGE NET ASSETS(A)         NET ASSETS(A)
               NET ASSETS,      AVERAGE NET     ----------------------   ------------------------
                  END OF         ASSETS FOR       BEFORE      AFTER        BEFORE        AFTER      PORTFOLIO
      TOTAL       PERIOD         THE PERIOD      EXPENSE     EXPENSE       EXPENSE      EXPENSE     TURNOVER
     RETURN*  (IN THOUSANDS)   (IN THOUSANDS)   LIMITATION  LIMITATION   LIMITATION   LIMITATION     RATE(B)
     -------  --------------   --------------   ----------  ----------   -----------  -----------   ---------


       1.05%     $82,415          $71,253            1.18%     1.10%           3.72%      3.80%        76.28%
       5.41%     $61,502          $46,295            1.29%     1.30%           4.28%      4.27%        37.98%

       8.19%     $39,338          $33,787            1.45%     1.30%           4.01%      4.16%        41.65%

       0.47%     $   988          $   926            3.42%     1.69%           1.46%      3.19%        76.28%
       4.83%     $   371          $   317            6.84%     1.90%           3.63%      8.57%        37.98%

       9.98%     $   260          $   199            2.05%     1.90%           3.48%      3.63%        41.65%

       1.30%     $     5          $     2           74.28%     0.84%        (69.41)%      4.03%        76.28%

       4.33%     $     1          $     1            0.86%     0.86%           4.60%      4.60%        37.98%


      18.47%     $93,780          $69,660            1.27%      N/A          (0.33)%       N/A        136.82%
      14.93%     $47,273          $43,044            1.33%      N/A          (0.59)%       N/A        116.26%
      17.05%     $37,603          $34,007            1.39%      N/A          (0.37)%       N/A        188.07%
     (3.23)%     $42,232          $37,577            1.36%      N/A          (0.58)%       N/A        107.82%

       0.40%     $23,261          $23,802            1.60%      N/A          (0.36)%       N/A        124.61%

      17.49%     $78,145          $66,561            2.04%      N/A          (1.10)%       N/A        136.82%
      14.06%     $53,101          $45,114            2.08%      N/A          (1.34)%       N/A        116.26%
      16.24%     $35,428          $30,459            2.14%      N/A          (1.12)%       N/A        188.07%
     (4.07)%     $27,744          $19,849            2.11%      N/A          (1.33)%       N/A        107.82%

     (6.03)%     $ 6,324          $ 2,920            2.23%      N/A          (1.24)%       N/A        124.61%

      18.22%     $ 1,165          $   229            1.76%      N/A          (0.94)%       N/A        136.82%

       5.97%     $    36          $    32            1.12%      N/A          (0.28)%       N/A        116.26%


       9.21%     $54,347          $49,938            1.54%     1.45%         (0.57)%     (0.48)%      159.35%
      10.53%     $42,962          $30,305            1.60%     1.45%         (0.67)%     (0.52)%      167.57%

      24.00%     $20,981          $14,544            2.07%     1.45%         (1.27)%     (0.65)%      184.24%

       8.31%     $ 3,652          $ 2,914            2.80%     2.20%         (1.80)%     (1.20)%      159.35%
       9.69%     $ 1,964          $   838            3.89%     2.20%         (2.93)%     (1.23)%      167.57%

      14.60%     $   148          $    50            2.83%     2.20%         (2.13)%     (1.50)%      184.24%

       9.42%     $     3          $     3           53.94%     1.20%        (52.97)%     (0.23)%      159.35%

       3.34%     $     3          $     2            1.12%     1.12%         (0.11)%     (0.11)%      167.57%


                                                      Financial Highlights    71

                                                      INCOME FROM INVESTMENT OPERATIONS
                                                   ----------------------------------------
                                       NET ASSET      NET        NET REALIZED
                                        VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                       BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT
                                       OF PERIOD   (LOSS)(X)    ON INVESTMENTS   OPERATIONS
                                       ---------   ----------   --------------   ----------
ICON EQUITY INCOME FUND
  CLASS I+
    Year Ended September 30, 2005       $14.33         0.27           1.54           1.81
    Year Ended September 30, 2004       $12.22         0.31           2.09           2.40
    September 30, 2002 (inception) to
      September 30, 2003                $10.00         0.25           2.20           2.45
  CLASS C
    Year Ended September 30, 2005       $14.27         0.13           1.54           1.67
    Year Ended September 30, 2004       $12.21         0.20           2.06           2.26
    November 8, 2002 (inception) to
      September 30, 2003                $10.63         0.16           1.59           1.75
  CLASS Z
    Year Ended September 30, 2005       $14.33         0.28           1.55           1.83
    May 10, 2004 (inception) to
      September 30, 2004                $13.43         0.39           0.70           1.09
ICON LONG/SHORT FUND(D)
  CLASS I+
    Year Ended September 30, 2005       $13.92        (0.08)          2.65           2.57
    Year Ended September 30, 2004       $12.00        (0.08)          2.16           2.08
    September 30, 2002 (inception) to
      September 30, 2003                $10.00        (0.07)          2.07           2.00
  CLASS C
    Year Ended September 30, 2005       $13.73        (0.19)          2.59           2.40
    Year Ended September 30, 2004       $11.92        (0.18)          2.15           1.97
    October 17, 2002 (inception) to
      September 30, 2003                $10.61        (0.15)          1.46           1.31
  CLASS Z
    Year Ended September 30, 2005       $13.94        (0.05)          2.66           2.61
    May 6, 2004 (inception) to
      September 30, 2004                $13.99        (0.04)         (0.01)         (0.05)


                                            LESS DIVIDENDS AND DISTRIBUTIONS
                                       ------------------------------------------
                                       DIVIDENDS    DISTRIBUTIONS                   NET ASSET
                                        FROM NET      FROM NET          TOTAL        VALUE,
                                       INVESTMENT     REALIZED      DIVIDENDS AND    END OF
                                         INCOME         GAINS       DISTRIBUTIONS    PERIOD
                                       ----------   -------------   -------------   ---------
ICON EQUITY INCOME FUND
  CLASS I+
    Year Ended September 30, 2005         (0.27)        (0.08)          (0.35)       $15.79
    Year Ended September 30, 2004         (0.29)            -           (0.29)       $14.33
    September 30, 2002 (inception) to
      September 30, 2003                  (0.23)            -           (0.23)       $12.22
  CLASS C
    Year Ended September 30, 2005         (0.15)        (0.08)          (0.23)       $15.71
    Year Ended September 30, 2004         (0.20)            -           (0.20)       $14.27
    November 8, 2002 (inception) to
      September 30, 2003                  (0.17)            -           (0.17)       $12.21
  CLASS Z
    Year Ended September 30, 2005         (0.29)        (0.08)          (0.37)       $15.79
    May 10, 2004 (inception) to
      September 30, 2004                  (0.19)            -           (0.19)       $14.33
ICON LONG/SHORT FUND(D)
  CLASS I+
    Year Ended September 30, 2005             -         (0.50)          (0.50)       $15.99
    Year Ended September 30, 2004             -         (0.16)          (0.16)       $13.92
    September 30, 2002 (inception) to
      September 30, 2003                      -             -               -        $12.00
  CLASS C
    Year Ended September 30, 2005             -         (0.50)          (0.50)       $15.63
    Year Ended September 30, 2004             -         (0.16)          (0.16)       $13.73
    October 17, 2002 (inception) to
      September 30, 2003                      -             -               -        $11.92
  CLASS Z
    Year Ended September 30, 2005             -         (0.50)          (0.50)       $16.05
    May 6, 2004 (inception) to
      September 30, 2004                      -             -               -        $13.94

(x)  Calculated using the average share method.
 *   The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b)  Portfolio turnover is calculated at the Fund level.
(c) The limitation on expenses for Class Z shares occurred when the Advisor reimbursed the Fund for excise and income taxes incurred during the period (Note 2). These expenses were extraordinary expenses not subject to the contractual expense limitation discussed in Note 2.
(d) The Fund's operating expenses, not including dividends on short positions, are contractually limited to 2.30% for Class C, 1.55% for Class I, and 1.30% for Class Z. The ratios in these financial highlights reflect the limitation, including the dividends on short positions.
 + The Fund has changed its originally stated inception date of October 1, 2002 to September 30, 2002.

The accompanying notes are an integral part of the financial statements.


 72   Financial Highlights

                                                                        RATIO OF NET INVESTMENT
                                                 RATIO OF EXPENSES TO      INCOME TO AVERAGE
                                                AVERAGE NET ASSETS(A)        NET ASSETS(A)
               NET ASSETS,      AVERAGE NET     ----------------------  -----------------------
                  END OF         ASSETS FOR       BEFORE      AFTER       BEFORE       AFTER     PORTFOLIO
      TOTAL       PERIOD         THE PERIOD      EXPENSE     EXPENSE     EXPENSE      EXPENSE    TURNOVER
     RETURN*  (IN THOUSANDS)   (IN THOUSANDS)   LIMITATION  LIMITATION  LIMITATION   LIMITATION   RATE(B)
     -------  --------------   --------------   ----------  ----------  ----------   ----------  ---------


      12.71%     $129,681         $131,412           1.27%       1.27%     1.79%          1.79%    143.82%
      19.69%     $117,552         $88,318            1.35%       1.37%     2.25%          2.23%     51.84%

      24.72%     $42,474          $25,288            1.72%       1.45%     2.23%          2.30%     35.17%

      11.71%     $ 3,861          $ 3,026            2.53%       2.20%     0.53%          0.86%    143.82%
      18.56%     $ 1,885          $ 1,053            3.47%       2.20%     0.12%          1.40%     51.84%

      16.63%     $   581          $   348            2.48%       2.20%     1.10%          1.38%     35.17%

      12.89%     $    23          $    20            9.37%       1.20%    (6.31)%         1.86%    143.82%

       8.12%     $    14          $    12            1.11%    0.97%(c)     2.62%          2.76%     51.84%


      18.69%     $53,158          $47,211            1.58%       1.58%    (0.53)%       (0.53)%    112.06%
      17.42%     $24,480          $14,374            2.15%       1.74%    (1.03)%       (0.62)%    148.32%

      20.00%     $ 9,726          $ 6,997            3.09%       1.55%    (2.20)%       (0.66)%    162.25%

      17.68%     $13,925          $ 8,860            2.37%       2.32%    (1.35)%       (1.31)%    112.06%
      16.61%     $ 3,716          $ 1,417            3.70%       2.49%    (2.57)%       (1.35)%    148.32%

      12.35%     $   269          $   186            3.84%       2.30%    (2.99)%       (1.45)%    162.25%

      18.96%     $   140          $    89            3.07%       1.33%    (2.07)%       (0.33)%    112.06%

     (0.36)%     $    32          $    29            1.98%       1.76%    (0.50)%       (0.28)%    148.32%


                                                      Financial Highlights    73

Notes to Financial Statements

September 30, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Bond Fund ("Bond Fund"), ICON Core Equity Fund ("Core Equity Fund") ICON Covered Call Fund ("Covered Call Fund"), ICON Equity Income Fund ("Equity Income Fund"), and ICON Long/Short Fund ("Long/Short Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The ICON Core Equity Fund commenced operations on October 12, 2000; the other Funds commenced operations on September 30, 2002. Each Fund offers three classes of shares, Class I, Class C and Class Z. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently 12 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is maximum total return. The investment objective of the Core Equity Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Covered Call Fund is modest capital appreciation and to maximize realized gains from writing covered call options. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Long/Short Fund is capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Additionally, the Bond Fund may invest in medium- and lower-quality debt securities. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. The Covered Call Fund invests in call options; call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. The Long/Short Fund invests short in securities; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically

 74   Notes to Financial Statements
associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In addition, in the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

INVESTMENT VALUATION

The Funds' securities and other assets are valued as of the closing price at the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Funds use pricing services to report the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board of Trustees ("Board") or pursuant to procedures approved by the Board. The valuation assigned to fair-valued securities for purposes of calculating a Fund's net asset value ("NAV") may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing

                                             Notes to Financial Statements    75
service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Prior to February 22, 2005, London closing exchange rates were used to convert foreign security values into U.S. dollars. After that date, currency rates as of the close of the New York Stock Exchange were used to convert foreign security values into U.S. dollars.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value.

REPURCHASE AGREEMENTS

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to purchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the year ended September 30, 2005.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

 76   Notes to Financial Statements

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations. The Funds did not enter into any forward foreign currency contracts during the year ended September 30, 2005.

FUTURES CONTRACTS

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts during the year ended September 30, 2005.

OPTIONS TRANSACTIONS

The Covered Call Fund writes (sells) call options as part of its normal investment activities. Each Fund may write (sell) put and call options only if it owns an offsetting position in the underlying security.

When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an

                                             Notes to Financial Statements    77
option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is assigned, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

SHORT SALES

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash equivalents or securities held with the Fund's prime broker and segregated account at the Fund's custodian. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the Statement of Assets and Liabilities. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund's prime broker.

INCOME TAXES

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

 78   Notes to Financial Statements

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. Other Funds distribute income, if any, annually. The Equity Income Fund distributes net investment income, if any, to shareholders quarterly. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INVESTMENT TRANSACTIONS

Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes security transactions are accounted for on trade date. Gains and losses on securities sold are determined on the basis of identified cost.

ALLOCATION OF INCOME AND EXPENSES

Each class of a Fund's shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES

ICON Advisers, Inc. ("ICON") serves as investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 0.60% of

                                             Notes to Financial Statements    79
average daily nets assets of the Bond Fund, 0.75% of average daily net assets of the Core Equity, Covered Call and Equity Income Funds, and 0.85% of average daily net assets of the Long/Short Fund. ICON has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds' operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds' operating expenses do not exceed 1.60% for Class C, 1.00% for Class I and 0.75% for Class Z shares of the Bond Fund effective January 29, 2005. Prior to that date, ICON had contractually agreed to limit the expenses of the Bond Fund to 1.90% for Class C, 1.30% for Class I and 1.05% for Class Z shares. ICON has also contractually agreed to limit its investment advisory fee and/or reimburse certain operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that operating expenses do not exceed 2.20% for Class C, 1.45% for Class I and 1.20% for Class Z shares of the Covered Call and Equity Income Funds, and 2.30% for Class C, 1.55% for Class I and 1.30% for Class Z shares of the Long/Short Fund. The Bond Fund expense limitation will continue in effect until at least January 31, 2016 and the expenses limitation for the other Funds will continue until at least January 31, 2016.

To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2005 the following amounts are still available for recoupment by the Advisor based upon their potential expiration dates:

                                                         2006      2007      2008
-----------------------------------------------------------------------------------
ICON Bond Fund                                          $50,621   $ 9,844   $76,145
ICON Covered Call Fund                                   90,063    58,657    67,070
ICON Equity Income Fund                                  69,536         -    11,894
ICON Long/Short Fund                                     63,570    77,195         -

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES

U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provided domestic custodial services, transfer agent services and fund accounting for the Funds for various portions of the year ended September 30, 2005. U.S. Bank served as the custodian until April 24, 2005 and transfer agent until April 17, 2005. For these services the Trust paid a fee for transfer agent and custody services at an annual rate of 0.055% on the first $500 million of average daily net assets, 0.05% on the next $1 billion of average daily net assets, and 0.04% on the average daily net assets in excess of


 80   Notes to Financial Statements

$1.5 billion. U.S. Bancorp served as the fund accountant until March 31, 2005, for which they were paid a minimum fee for fund accounting of $45,000 on the Core Equity Fund; $58,250 on the Bond Fund, Covered Call Fund, and Long/ Short Fund; and $48,750 on the Equity Income Fund on the first $100 million of average net assets. Any amount above $100 million was charged 0.025% on the next $200 million of average daily net assets and 0.0125% on the daily average net assets in excess of $300 million for the Bond Fund, Covered Call Fund, Equity Income Fund and the Long/Short Fund. The Core Equity Fund was charged 0.0125% on any amount over $100 million and 0.0075% on any amount over $200 million. The Trust also paid for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

Effective April 1, 2005, the Trust retained BISYS Fund Services Ohio, Inc. ("BISYS") as Fund Accounting Agent for the Funds. For its services, the Trust pays BISYS 0.03% on the first $1.75 billion of Trust Assets, 0.0175% on assets over $1.75 billion and up to $5 billion, and 0.01% on assets in excess of $5 billion.

Effective April 18, 2005, the Trust retained Brown Brothers Harriman ("BBH") as custodian of the Trust's investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Effective April 25, 2005, the Trust retained Boston Financial Data Services, Inc. as the Trust's transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

ADMINISTRATIVE SERVICES

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities. This agreement provides for an annual fee to ICON of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

For the period October 1, 2004 through March 31, 2005, U.S. Bancorp provided sub-administration services to ICON for a sub-administration fee of

                                             Notes to Financial Statements    81

0.02% on the Trust's first $1.5 billion of average daily net assets and 0.015% on assets above $1.5 billion, subject to a minimum annual fee of $140,000. Effective April 1, 2005, ICON entered into a sub-administration agreement with BISYS pursuant to which BISYS assists ICON with the administration and business affairs of the Trust. For its services, ICON pays BISYS at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Funds are authorized to compensate the Funds' distributor, ICON Distributors, Inc. ("IDI") (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Bond Fund Class C shareholders pay an annual 12b-1 and service fee of 0.85% of average daily net assets and Class I shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual 12b-1 and service fee of 1.00% of average daily net assets for Class C shares and an annual 12b-1 and service fee of 0.25% of average daily net assets for Class I shares. The total amount paid under the 12b-1 plans by the Funds is shown in the Statement of Operations.

RELATED PARTIES

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, "CCO") receive no compensation from the Funds. The CCO's salary is paid 90% by the Funds and 10% by the Adviser. For the year ended September 30, 2005, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations.

Some of the 12b-1 amounts received by IDI, discussed in the Distribution Fees, has been used to offset various shareholder servicing costs incurred by the Advisor. For the year ended September 30, 2005 this amount was $73,221.

3. LINE OF CREDIT

The Funds had entered into Lines of Credit agreements with U.S. Bank through March 31, 2005 that allowed the Funds to borrow funds, subject to certain conditions for temporary purposes. Interest on these borrowings was calculated at prime. A commitment fee of $500 per line of credit has been paid by each


 82   Notes to Financial Statements

Fund. The maximum borrowing was limited to 25% of eligible securities held by the portfolio subject to the following maximums:

                                                        AVERAGE     AVERAGE
                                                       U.S. BANK      BBH
                                           MAXIMUM     BORROWING   BORROWING
----------------------------------------------------------------------------
ICON Bond Fund**                         $ 9,000,000   $196,500    $499,969
ICON Core Equity Fund                     15,000,000          -     114,824
ICON Covered Call Fund**                   7,000,000    605,487     489,372
ICON Equity Income Fund                   25,000,000    943,000     542,771
ICON Long/Short Fund**                     3,000,000    292,556     712,668

** Fund had outstanding borrowings as of September 30, 2005.

This agreement was terminated when the custody was transferred to BBH.

Effective April 18, 2005, the Funds entered into Lines of Credit agreements with BBH; the maximum borrowing is limited to 25% of eligible securities held by the portfolio subject to a maximum borrowing limit by the Trust of $115 million. Interest is charged at LIBOR plus 2.00% which was 5.86% at September 30, 2005.

4. OPTIONS CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the ICON Covered Call Fund during the year ended September 30, 2005, were as follows:

                                                             NUMBER OF     PREMIUMS
                                                             CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Options outstanding, beginning of period                       11,776    $  1,035,052
Options written during period                                  64,942      15,066,770
Options expired during period                                 (11,040)     (2,258,304)
Options closed during period                                  (49,393)    (10,730,372)
Options exercised during period                                (3,024)       (641,747)
                                                             ---------   ------------
Options outstanding, end of period                             13,261    $  2,471,399
                                                             =========   ============

5. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryforwards.


                                             Notes to Financial Statements    83

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2005, were as follows:

                                   DISTRIBUTIONS PAID FROM
                                   -----------------------                      TAX          TOTAL
                                    ORDINARY    NET LONG-    TOTAL TAXABLE   RETURN OF   DISTRIBUTIONS
FUND                                 INCOME     TERM GAINS   DISTRIBUTIONS    CAPITAL        PAID
------------------------------------------------------------------------------------------------------
ICON Bond Fund                     $2,799,032    $343,200     $3,142,232       $  -       $3,142,232
ICON Covered Call Fund              1,404,286     707,268      2,111,554         53        2,111,607
ICON Equity Income Fund             2,443,441     704,336      3,147,777          -        3,147,777
ICON Long/Short Fund                  605,334     845,915      1,451,249        257        1,451,506

Accumulated capital losses noted below represent net capital loss carryforwards as of September 30, 2005 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions.

FUND                                                      AMOUNTS     EXPIRES
-----------------------------------------------------------------------------
ICON Covered Call Fund                                   $  621,989     2013
ICON Long/Short Fund                                        387,875     2013

During the year ended September 30, 2005, the following capital loss carryforwards were used:

ICON Core Equity Fund                                    $8,138,524

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended September 30, 2005, the fund deferred to October 1, 2005 post October capital losses:

                                                               CAPITAL
FUND                                                            LOSSES
-----------------------------------------------------------------------
ICON Bond Fund                                                 $ 31,259
ICON Covered Call Fund                                           18,744
ICON Long/Short Fund                                            898,217

As of September 30, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

                                                                                                                        TOTAL
                       UNDISTRIBUTED   UNDISTRIBUTED                                 ACCUMULATED      UNREALIZED     ACCUMULATED
                         ORDINARY        NET LONG-     ACCUMULATED   DISTRIBUTIONS   CAPITAL AND     APPRECIATION     EARNINGS
FUND                      INCOME        TERM GAINS      EARNINGS        PAYABLE      OTHER LOSSES   (DEPRECIATION)   (DEFICITS)
--------------------------------------------------------------------------------------------------------------------------------
ICON Bond Fund          $    9,909      $    8,831     $   18,740      $  (3,878)    $   (31,259)    $  (475,172)    $  (491,569)
ICON Core Equity Fund            -       6,777,488      6,777,488              -               -      25,155,374      31,932,862
ICON Covered Call
 Fund                            -               -              -              -        (640,733)      8,399,448       7,758,715
ICON Equity Income
 Fund                    1,017,712       7,933,959      8,951,671       (532,110)              -      16,454,950      24,874,511
ICON Long/Short Fund             -               -              -              -      (1,286,092)     11,702,237      10,416,145


 84   Notes to Financial Statements

As of September 30, 2005, book cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

                                          UNREALIZED      UNREALIZED     NET APPRECIATION
                              COST       APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
-----------------------------------------------------------------------------------------
ICON Bond Fund            $ 81,060,423   $   531,831     ($1,007,003)        ($475,172)
ICON Core Equity Fund      148,518,138    26,071,293        (915,919)       25,155,374
ICON Covered Call Fund      50,000,025     9,543,359      (1,143,911)        8,399,448
ICON Equity Income Fund    117,491,217    17,724,435      (1,269,485)       16,454,950
ICON Long/Short Fund        54,519,321    12,068,438        (366,201)       11,702,237

6. SEGREGATED ACCOUNT AND SHORT SALE COLLATERAL

As of September 30, 2005 the ICON Long/Short Fund had securities or cash deposits with the counterparty to the short sales in the amount of $1,022,778 as collateral for the short sales.


                                             Notes to Financial Statements    85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON Diversified Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, short sales and written options and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund, and ICON Long/Short Fund (five of the portfolios constituting ICON Funds, hereafter referred to as "Funds") at September 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
November 28, 2005


 86   Report of Accounting Firm

                                             Board of Trustees and Fund Officers
                                                                     (unaudited)

The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 17 ICON Funds (the "Funds"). The Board is responsible for general oversight of the Funds' business and for assuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign or are not re-elected.

INTERESTED TRUSTEE

CRAIG T. CALLAHAN, 54, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. ("ICON Advisers"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. ("IDI"), the Funds' Distributor, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of ICON Management & Research Corporation ("IM&R"), the parent company of ICON Advisers and IDI.

INDEPENDENT TRUSTEES

GLEN F. BERGERT, 55. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); DDP Inc., an insurance company (1998 to present); and Delta Reinsurance Corporation (2000 to present).

JOHN C. POMEROY, JR., 56. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to
2001).

GREGORY KELLAM SCOTT, 57. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott was Senior Vice President - Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott is also a member of the National Board of Directors of the

                                                     Trustees and Officers    87

(unaudited)

Constituency for Africa (1997 to present) and serves as Executive Director of Indiana Civil Rights Commission (2005-present).

R. MICHAEL SENTEL, 57. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission's Division of Enforcement and became a branch chief. Later he served as the section chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

JONATHAN F. ZESCHIN, 52. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and was Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to 2002). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin was previously a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to 2004); and was previously a Director of the Wasatch Funds (2002 to 2004).

THE OFFICERS OF THE FUNDS ARE:

CRAIG T. CALLAHAN, 54. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers' President (1998 to present) and served as the Chief Investment Officer (1991 to 2004). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan is also the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of IM&R.

ERIK L. JONSON, 56. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception and from May 20, 2005 to November 15, 2005 Acting Secretary. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).

 88   Trustees and Officers

                                                   Other Information (unaudited)

ALL FUNDS

RENEWAL OF INVESTMENT ADVISORY AGREEMENT.

In determining to renew the investment advisory agreements between ICON Funds (the "Trust") and ICON Advisers, Inc. ("ICON" or the "Adviser") the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust's Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, Foreign and Core Equity Funds) and under the Trust's Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the Specialty Funds - Bond, Covered Call, Equity Income and Long/Short Funds) (collectively, the "Advisory Agreements"). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 8, 2005, the Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2005.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information and also met with management to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of the Adviser's investment personnel, the Adviser's compliance programs, the Adviser's brokerage practices, including the extent to which the Adviser obtains research through "soft dollar" arrangements with the Funds' brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

                                                         Other Information    89

Other Information (continued) (unaudited)

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates. The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board concluded that the profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

The Board of Trustees considered:

1. In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON's staffing, systems and facilities. The Board also assessed ICON's non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

     A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds;

     B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to ICON's investment and trading departments; and

     C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees.

2. In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by ICON and its related companies from the relationship with the Trust, the Board considered the Lipper comparative data, data concerning ICON's soft-dollar arrangements, data from independent reviews of compliance procedures, costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated

 90   Other Information
profitability analyses which had been provided by ICON, other benefits to ICON from serving as the Funds' adviser, and ICON's financial statements.

     A. With respect to the soft-dollar arrangements the Board assessed all facets of the arrangements - including the quality of trade execution. It was noted that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions and that such research assists ICON in providing quality investment advisory services to the Funds and other accounts to which it provides advisory services. The Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

     B. The Board noted that ICON benefits from serving directly as investment adviser and administrative agent, and through its affiliate, as the principal underwriter for the Funds. With respect to the distribution services, the Board noted that proceeds of the Trust's distribution plans pursuant to Rule 12b-1 under the 1940 Act for the International Equity and Specialty Funds are paid to ICON's affiliate and that the distributor has not profited from plan proceeds as all of the proceeds have been or will be used to cover distribution and marketing expenses. In this regard, the Trustees noted that marketing efforts have been successful as evidenced by Fund asset levels. With respect to the administrative fee paid to ICON, the Board reviewed the comparative data related to those services. The Board also considered the compliance experience in these service areas and concluded that the services provided by ICON and its affiliates to the Funds are satisfactory and that the profits derived from providing the services are competitive and reasonable.

     C. The Board also noted the risks assumed by ICON in providing investment advisory, distribution and administrative services (including compliance) to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Funds is made with the recognition that the Funds' advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

3. In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from Lipper, Inc. concerning funds of similar size and funds of larger size, as well as data concerning ICON's other clients:

     A. In this regard the Board noted that the Trust had recently changed fund accounting, transfer agent and custodial service providers; and that the expense numbers in the comparative data did not reflect the lower fees to be charged by the current service providers.


                                                         Other Information    91

Other Information (continued) (unaudited)

     B. The advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly-managed funds as set forth in the comparative data.

     It was noted that contractual advisory fees for the Sector Funds were higher than fees for similar funds; but that the Sector Funds' expense ratios were competitive and in most instances lower than those of similarly-managed Funds.

     It was noted that contractual advisory fees for the International Funds were above the average fees for similar funds; and that the Funds' expense ratios were competitive in light of their size.

     It was noted that contractual advisory fees for the Specialty Funds were in line with fees for similar funds; and that, with the exception of the Bond Fund, the Specialty Funds' expense ratios were lower than those of similarly-managed Funds.

     It was noted that contractual advisory fee for the Core Equity Fund was below the average fee for similar funds; and that its expense ratio was lower than those of similarly-managed Funds.

     C. In connection with assessing advisory fees and expense ratios it was noted ICON has contractually agreed to impose expense limitations on the International Equity and the Specialty Funds at a cost to ICON.

     D. It was noted that generally the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed Funds; however, to the extent such fees are lower, it is due to the fact that such accounts are less costly for ICON to manage.

     E. It was noted that the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and may well be lower than fees arrived solely from such arm's-length negotiation.


 92   Other Information

4. The Board considered the extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund's fees reflect these economies of scale for the benefit of Fund shareholders. In the regard the Board noted the Adviser's commitment to establish breakpoints in its investment advisory fees at elevated asset levels commencing during the next fiscal year.

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the advisory agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm's length in light of the circumstances.

SUPPLEMENTAL TAX INFORMATION

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2005, qualify for the corporate dividends received deduction for the following Funds:

                                                              DIVIDENDS
                                                              RECEIVED
                            FUND                              DEDUCTION
-----------------------------------------------------------------------
ICON Equity Income Fund                                         52.31%

For the fiscal year ended September 30, 2005, the following Funds paid qualified dividend income of:

                            FUND                                AMOUNT
------------------------------------------------------------------------
ICON Covered Call Fund                                        $  227,916
ICON Equity Income Fund                                        2,443,441
ICON Long/Short Fund                                             125,486

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

                            FUND                               AMOUNT
----------------------------------------------------------------------
ICON Bond Fund                                                $343,200
ICON Covered Call Fund                                         707,268
ICON Equity Income Fund                                        704,336
ICON Long/Short Fund                                           845,915


                                                         Other Information    93

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures the ICON Funds use to vote proxies is available at www.iconadvisers.com; without charge upon request by calling 1-800-764-0442; or on the SEC's website at www.sec.gov.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov.

FOR MORE INFORMATION

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

[ICON FUNDS LOGO]

For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 55452
                                            Boston, MA 02205-8165

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

[ICON FUNDS LOGO]

1-800-764-0442
www.iconadvisers.com

                                                           I-149-DIV

                                                            . 2005 Annual Report

                                                               Investment Update
                                                              ICON FOREIGN FUNDS

                                                   ICON ASIA-PACIFIC REGION FUND
                                                                ICON EUROPE FUND
                                                  ICON INTERNATIONAL EQUITY FUND

                                                               [ICON FUNDS LOGO]

                                                               Table of Contents

ABOUT THIS REPORT (UNAUDITED)                                     2

MESSAGE FROM ICON FUNDS (UNAUDITED)                               4

MANAGEMENT OVERVIEWS (UNAUDITED) AND SCHEDULES OF
  INVESTMENTS
  ICON Asia-Pacific Region Fund                                   7
  ICON Europe Fund                                               17
  ICON International Equity Fund                                 26

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE (UNAUDITED)               37

FINANCIAL STATEMENTS                                             39

FINANCIAL HIGHLIGHTS                                             46

NOTES TO FINANCIAL STATEMENTS                                    48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          58

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)                  59

OTHER INFORMATION (UNAUDITED)                                    61

[RECYCLE LOGO]

About This Report (unaudited)

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends, capital gain distributions, and tax return of capital. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser reimbursed certain fees of the Fund. If not for these reimbursements, performance would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions and portfolio holdings as of September 30, 2005, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's holdings as of September 30, 2005 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology primarily considers company-specific factors beyond financial data, various company factors may impact a stock's performance, and therefore, Fund performance.

There are risks associated with mutual fund investing, including the loss of principal. There is no assurance that the investment process will consistently lead to successful results. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.


 2   About This Report

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging a Fund's performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The total return figures for the Morgan Stanley Capital International (MSCI) indexes assume change in security prices and the deduction of local taxes. The Funds' portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

- The unmanaged MSCI Europe Index comprises approximately 600 stocks traded in developed markets from 15 European countries. The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The unmanaged MSCI All Country Pacific Index comprises stocks traded in the developed and emerging markets of the Pacific Basin (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The MSCI All Country World Index ex-United States (ACWI ex-U.S.) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

- The unmanaged Bloomberg European 500 Index measures the weighted average performance in U.S. dollars of the 500 most highly capitalized European companies.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet Research Systems.


                                                          About This Report    3

Message from ICON Funds (unaudited)


--------------------------------------------------------------------------------
Overpriced industries are few and far between, even within the richly valued Energy sector.
--------------------------------------------------------------------------------

Thank you for your continued investment in the ICON Foreign Funds and welcome to those of you receiving this report for the first time.

As you may know, ICON employs bottom-up industry rotation in pursuit of leading themes which our analysis shows are poised to outperform the broader market. Our focus on valuation continued to serve the Funds well, directing us toward underpriced industries that played a part in moving foreign markets higher despite inherent skepticism on the part of investors.

STRONG GAINS OVERSEAS

While overseas markets recorded impressive gains that outpaced the broad U.S. averages, the path was still fraught with numerous difficulties. Investors grappled with uncertainties stemming from rising oil prices, political uncertainty and currency revaluation, leading to fears of economic slowdown and weaker corporate earnings. Equity markets proved especially volatile in this setting, trading sideways when concerns intensified, and then rallying when anxiety abated.

However, as U.S. investors seemingly overreacted to intraday moves in oil futures during Hurricanes Katrina and Rita, the impact of higher oil was noticeably more muted overseas. Despite perceived energy-related pressures that appear intuitive to many investors, Asian economies continued to benefit from strong domestic and global demand, structural reforms and increased capital spending, while European companies, ever more receptive to cost-cutting and consolidation, posted solid gains across a number of sectors.

DIVERSIONS IN GLOBAL LEADERSHIP

Although country selection is not a primary consideration of our methodology, it remains a key secondary factor given regional economic differences and periodic diversions in global industry leadership. Although it has been our contention that industry leadership often crosses both country and regional borders, recent events prove the exception to the rule.

Such was the case during the fiscal year for the Consumer Discretionary sector, which exhibited considerable strength in Asian markets and discernible weakness in European markets. Conversely, the Telecommunication & Utilities sector performed well in Europe while faltering in Asia. At the same time, the Industrials sector recorded robust performance across both regions in conjunction with worldwide growth in infrastructure spending.

For many international investors, however, the buzz clearly centered on China. From an economic and domestic consumption perspective, this makes perfect sense. The progress there has been nothing short of dramatic. Nevertheless, from an investment perspective, the environment is one of widespread value but

 4   Message from ICON Funds

    While overseas markets recorded impressive gains that outpaced the broad U.S. averages, the path was still fraught with numerous difficulties.

                                                       [CRAIG T. CALLAHAN PHOTO]
                                                       Craig T. Callahan

                                                       President

limited relative strength. While maintaining market-weight exposure, we have found far more compelling opportunities within the surrounding region among companies that stand to benefit from China's phenomenal growth. With the revaluation of the yuan, a number of these include net exporters domiciled in South Korea and Japan.

--------------------------------------------------------------------------------
The strength of the ICON system is its ability to view each region individually with respect to its value characteristics.
--------------------------------------------------------------------------------


WHAT ARE VALUATION GAPS SAYING?

At period-end, our overall value-to-price ratio (V/P) for the stocks in our foreign database was calculated to be 1.35, indicating that equities would need to advance 35% on average over the coming year in order to reach our determination of fair value.

That being said, markets rarely move in a straight line and random news events can in fact disrupt a move to the upside. Moreover, value is a moving target and highly susceptible to changes in earnings, growth rates, risk, and interest rates. Despite these variables, valuation gaps are calculable, whereas random events and their impact are generally unpredictable. In that regard, the strength of the ICON system is most apparent, given its ability to view each region individually with respect to its value characteristics.

What are current valuation gaps telling us? The Asia-Pacific region as a whole remains the most attractive according to our analysis, offering deeper discounts than either Europe or the United States. Despite an already strong showing, the Industrials sector continues to feature an attractive combination of value and relative strength across its respective industries. The Financial and Materials sectors also appear poised to assume leadership roles, as industries with leverage to rising domestic demand reflect regional expectations for economic recovery. Meanwhile, Telecommunication & Utilities and Leisure and Consumer Staples are demonstrating visible signs of weakness in light of an environment that increasingly seems to favor economically sensitive industries.

Europe, on the other hand, while already closing a greater portion of its valuation gap, remains undervalued according to our methodology. Nevertheless, European markets continue to face high unemployment and more moderate growth prospects, yet significantly lower inflationary pressures. Shifting sector leadership appears tilted toward Materials and Information


                                                    Message from ICON Funds    5

Technology, although Energy and Industrials may continue to exhibit residual strength. In contrast, the Leisure and Consumer Staples and Consumer Discretionary sectors will likely lag, as defensive- and consumer-oriented industries encounter lingering regional weakness.

OVERPRICED INDUSTRIES ARE FEW

We continue to see positive trends in corporate earnings, economic fundamentals and company valuations, and believe the setting looks favorable for a broad move to the upside. Our analysis shows that overpriced industries are few and far between, even within the richly valued Energy sector, which enjoyed an impressive run during the period.

In closing, we wish to thank you for the privilege of guiding you through these challenging markets. For current market updates, as well as up-to-date Fund performance and account information, we invite you to visit our website at www.iconadvisers.com.

Yours truly,

/s/ Craig T. Callahan
Craig T. Callahan, DBA

Chairman of the Board of Trustees and President of the Adviser

Consider the investment objectives, risks, charges, expenses, and share classes of each ICON Fund carefully before investing. The prospectus contains this and other information about the Funds and is available by visiting www.iconadvisers.com or calling 1-800-764-0442. Please read the prospectus carefully before investing.

There are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. An investment in a region fund may involve greater risk and volatility than a more diversified fund. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

 6   Message from ICON Funds

                                                             Management Overview

                                                   ICON Asia-Pacific Region Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                   95.2%
Top 10 Equity Holdings                                                     15.1%
Number of Stocks                                                             127
Short-Term Investments                                                      4.4%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2005
Hanjin Heavy Industries & Construction Co., Ltd.                            1.7%
Komatsu, Ltd.                                                               1.7%
Mitsubishi UFJ Financial Group, Inc.                                        1.6%
Kobe Steel, Ltd.                                                            1.6%
Sumitomo Metal Industries, Ltd.                                             1.5%
Zinifex, Ltd.                                                               1.5%
Yamada Denki Co., Ltd.                                                      1.5%
Rio Tinto, Ltd.                                                             1.4%
INI Steel Co.                                                               1.4%
Sumitomo Mitsui Financial Group, Inc.                                       1.2%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Asia-Pacific Region Fund appreciated 38.12% for the fiscal year ended September 30, 2005, outpacing its benchmark, the MSCI All Country Pacific Index, which returned 29.34% over the same period. Total returns for other periods as of September 30, 2005 appear on page 13.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. On average, Asian markets outperformed U.S. and European shares during the period, having traded at deeper discounts and thus closing a wider valuation gap in their comparatively steady move toward fair value. Performance also benefited from the Fund's valuation-related tilt toward small- and medium-capitalization stocks, which our system guided us to actively overweight versus the predominantly large-cap benchmark. A corresponding underweight in large-cap securities in the region further boosted returns, as stock selections in Asian small- and mid-caps surpassed their larger counterparts.

   Against this backdrop, the Fund kept pace with its benchmark during the first half of the reporting period, but then overtook the large-cap dominated index in the second half to finish well ahead of regional market averages. While our focus on leading industry themes enhanced relative performance over the course of the fiscal year, foreign exchange fluctuations had little or no bearing on returns as the U.S. dollar strengthened against the yen and other Asian currencies.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying Asia-Pacific region securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization, investment style or country origin, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not, in our view, adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of historical or projected earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of valuation with relative strength (RS), we aim to capture leading industry themes that we believe are poised to outperform the sector benchmark.


                                                        Management Overview    7

ICON Asia-Pacific Region Fund

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. With cyclical themes driving market advances at the opening and closing stages of the fiscal year, wholesale volatility characterized everything in between. Temporary disruptions created by the tsunami of late December 2004 were seen as catalysts for the ensuing choppiness, even though there were few signs that the disaster would impart lasting long-term effects on the region's economic development. As near-term concerns receded, Asian markets were expected to remain key contributors to global economic growth, supported by healthy domestic and worldwide demand, structural reform, increased capital spending, and improved economic integration.

   At the country level, our analysis indicated that Japan may have turned a corner late in the period on reports that its deflationary economy might finally be on the upswing. Although some observers remained skeptical, given numerous false starts and continued low consumer confidence, bank-lending rates, domestic demand and export growth all saw steady improvement.

   Meanwhile, in a move aimed at moderating overly robust export activity, China adopted a more flexible currency policy, thereby boosting the value of the yuan. This was viewed as favorable for shares of net exporters domiciled in Japan and South Korea, which, unlike a number of local Chinese equities, stand to actually benefit from China's ongoing economic expansion. Moreover, South Korean stocks received a lift as domestic investors increased their exposure to local shares.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Fund performance was driven by continued strong showings in cyclical sectors such as Industrials and Consumer Discretionary. Industrials, in particular, benefited from an active overweight, resulting in broad participation throughout the sector. Industry standouts included construction & farm machinery & heavy trucks and industrial machinery, which were linked to regional strength in shipbuilding. As for Consumer Discretionary, relative strength in distributors and apparel retail proved favorable, as Japan's retail-and consumer-related industries strengthened at period-end.

   Among the Fund's leading company contributors, shipbuilder Hanjin Heavy Industries & Construction capitalized on rising demand for vessels equipped to transport liquefied natural gas. Likewise, shares of industrial products manufacturer Sumitomo Metal Industries, Ltd. rose to a five-year high on lucrative contract wins in the oil and gas development space, while KS Energy Services Ltd., a provider of hydraulic-based products for the shipbuilding and oil and gas industries, benefited from increased offshore exploration and production activities.


 8   Management Overview

[J.C. WALLER, III PHOTO]
J.C. Waller, III
Portfolio Manager

[SCOTT SNYDER PHOTO]
Scott Snyder
Assistant Portfolio Manager

   In contrast, Telecommunication & Utilities and Financials were the Fund's poorest-performing sectors during the period on a relative basis. From an industry perspective, weakness in integrated telecommunication services was noteworthy, while an underweight in diversified banks prevented the Fund from capturing a greater level of upside return.

   Primary detractors albeit insignificant (approximately .50%) to performance included Samyang Corp., a maker of food products and pharmaceuticals, which dropped for no apparent reason and petrochemical producer Hanwha Chemical Corp. also retreated, having posted lower-than-expected quarterly results on weakness in their industrial explosives and trading divisions. Elsewhere, container manufacturer Singamas Container Holdings Ltd. came under pressure for no apparent reason. All three companies were removed from the Fund as their relative strength declined.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE ASIA-PACIFIC REGION?

A. Although improving fundamentals are driving the region's robust economic growth, our investment process remains focused on demonstrated industry valuation and relative strength. With current calculations still supporting a cyclical theme, we would expect to see continued leadership within the Industrials sector and emerging leadership among Financials and Materials. Meanwhile, lagging sectors such as Telecommunication & Utilities and Leisure and Consumer Staples have contributed to ongoing volatility.

    PERFORMANCE HIGHLIGHTS
    September 30, 2005
- Fund performance benefited from a valuation-related tilt toward small- and mid-cap stocks, which our methodology led us to overweight versus the large-cap dominated benchmark.

- While our focus on leading industry themes enhanced relative performance during the period, foreign currency fluctuations had little or no bearing.

- Fund performance was driven by continued strong showings in cyclical sectors such as Industrials and Consumer Discretionary, while defensive-oriented Telecommunication & Utilities and Financials were the poorest-performing sectors during the period on a relative basis.

- Among the Fund's leading company contributors were Hanjin Heavy Industries & Construction, Sumitomo Metal Industries and KS Energy Services Ltd.

- Primary albeit insignificant (approximately .50%) company detractors included Samyang Corp. Hanwha Chemical Corp. and Singamas Container Holdings Ltd.


                                                        Management Overview    9

COUNTRY COMPOSITION
September 30, 2005

                             Japan  45.2%
                       South Korea  23.3%
                         Australia  7.0%
                            Taiwan  5.4%
                         Singapore  5.3%
                         Hong Kong  4.0%
                             China  1.6%
                         Indonesia  1.1%
                       Netherlands  1.0%
                       New Zealand  0.7%
                          Malaysia  0.6%

Percentages are based upon net assets.

SECTOR COMPOSITION
September 30, 2005

                       Industrials  20.2%
                         Financial  16.0%
                         Materials  15.4%
            Consumer Discretionary  14.8%
            Information Technology  9.0%
                            Energy  6.3%
      Leisure and Consumer Staples  5.1%
                        Healthcare  4.8%
   Telecommunication and Utilities  3.6%

Percentages are based upon net assets.


 10   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2005

                               Diversified Banks  5.7%
    Construction & Farm Machinery & Heavy Trucks  5.0%
                     Diversified Metals & Mining  4.6%
                                           Steel  4.4%
                            Industrial Machinery  4.2%
                Trading Companies & Distributors  3.6%
                   Property & Casualty Insurance  3.2%
                      Construction & Engineering  3.0%
                           Diversified Chemicals  2.9%
                                  Apparel Retail  2.8%
              Oil & Gas Exploration & Production  2.6%
            Real Estate Management & Development  2.4%
                               Department Stores  2.2%
              Electronic Equipment Manufacturers  2.2%
                  Oil & Gas Refining & Marketing  2.2%
                               Computer Hardware  2.1%
                                   Gas Utilities  2.0%
                          Health Care Facilities  2.0%
                                  Regional Banks  1.9%
                                Consumer Finance  1.9%
                    Internet Software & Services  1.9%
                          Construction Materials  1.9%
                        Automobile Manufacturers  1.7%
                                  Semiconductors  1.5%
                   Computer & Electronics Retail  1.5%
  Diversified Commercial & Professional Services  1.4%
                                    Distributors  1.3%
                         Air Freight & Logistics  1.3%
                              Electric Utilities  1.2%
                                  Catalog Retail  1.0%


                                                       Management Overview    11

September 30, 2005

                           Photographic Products  1.0%
              Apparel Accessories & Luxury Goods  1.0%
                             Specialty Chemicals  0.9%
                        Industrial Conglomerates  0.9%
                                         Tobacco  0.9%
                               Personal Products  0.9%
               Electronic Manufacturing Services  0.9%
                            Health Care Services  0.8%
                        Motorcycle Manufacturers  0.8%
                      Heavy Electrical Equipment  0.8%
                            Integrated Oil & Gas  0.8%
                                     Reinsurance  0.8%
                                Specialty Stores  0.7%
                              Household Products  0.7%
                          Auto Parts & Equipment  0.7%
                                            Gold  0.7%
                                 Pharmaceuticals  0.7%
                                Leisure Products  0.7%
                  Oil & Gas Equipment & Services  0.7%
                   Hotels Resorts & Cruise Lines  0.6%
                           Homefurnishing Retail  0.5%
                            Health Care Supplies  0.5%
               Electrical Components & Equipment  0.5%
           Data Processing & Outsourced Services  0.5%
           Integrated Telecommunication Services  0.4%
                                   Biotechnology  0.4%
                             Commercial Printing  0.3%
                        Health Care Distributors  0.3%
                     Home Entertainment Software  0.2%


 12   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2005

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS      2/25/97
-----------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund                         38.12%       2.07%        1.49%
-----------------------------------------------------------------------------------------
MSCI All Country Pacific Index                        29.34%       3.47%        2.16%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2005
[LINE GRAPH]

                                                                 ICON ASIA - PACIFIC REGION       MSCI ALL COUNTRY PACIFIC INDEX
                                                                 --------------------------       ------------------------------
2/25/97                                                                    10000                              10000
                                                                            9550                               9496
                                                                           11320                              11163
9/30/97                                                                     9940                               9656
                                                                            8270                               7530
                                                                            8310                               7839
                                                                            7360                               7011
9/30/98                                                                     6089                               6079
                                                                            7759                               7789
                                                                            8569                               8616
                                                                            9809                               9715
9/30/99                                                                    10870                              10541
                                                                           13170                              12277
                                                                           11620                              12234
                                                                           10870                              11455
9/30/00                                                                    10251                              10133
                                                                            9611                               8764
                                                                            9011                               8111
                                                                            8711                               8183
9/30/01                                                                     6811                               6673
                                                                            6766                               6946
                                                                            6625                               7264
                                                                            6424                               7446
9/30/02                                                                     5701                               6499
                                                                            6053                               6356
                                                                            5801                               5976
                                                                            6584                               6819
9/30/03                                                                     7648                               8066
                                                                            8695                               8921
                                                                            9067                              10020
                                                                            8323                               9510
9/30/04                                                                     8222                               9291
                                                                            9044                              10578
                                                                            9287                              10505
                                                                            9519                              10439
9/30/05                                                                    11356                              12017

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    13

Schedule of Investments

ICON Asia-Pacific Region Fund
September 30, 2005

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (95.2%)
   141,780    Acer, Inc.          $   283,472
    12,000    Aisin Seiki Co.,
              Ltd.                    342,108
    17,000    Amano Corp.             264,175
     1,400    Amorepacific Corp.      423,700
     5,800    ARRK Corp.              322,261
    25,500    BHP Billiton, Ltd.      434,789
     7,000    C Uyemura & Co.,
              Ltd.                    271,252
    22,400    Cheil Industries,
              Inc.                    482,882
    36,000    Cheung Kong
              Infrastructure
              Holdings, Ltd.          120,546
 1,058,000    China Resources
              Land, Ltd.              310,736
   185,000    Commerce Asset-
              Holding Berhad          275,011
   102,000    Cosmo Oil Co.,
              Ltd.                    549,241
    10,800    Credit Saison Co.,
              Ltd.                    476,830
     6,600    CSL, Ltd.               193,328
    11,000    Culture
              Convenience Club
              Co., Ltd.               363,269
    17,000    Dacom Corp.(a)          216,371
    25,600    Daegu Bank              311,792
    16,000    Daewoo Engineering
              & Construction
              Co., Ltd.               179,368
    31,500    Daifuku Co., Ltd.       428,730
   101,000    Daihen Corp.            403,667
    57,000    Dainippon Ink &
              Chemicals, Inc.         188,113
    15,000    Doosan Heavy
              Industries &
              Construction Co.,
              Ltd.                    283,450
    56,000    Fuji Electric
              Holdings Co., Ltd.      223,571
   682,000    GES International,
              Ltd.                    369,698
   276,000    Goodpack, Ltd.          271,237
     4,900    GS Home Shopping
              Inc.                    511,053
     9,400    Hana Tour Service
              Inc.                    314,243

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    38,600    Hanjin Heavy
              Industries &
              Construction Co.,
              Ltd.                $   822,902
    13,500    Hanjin
              Transportation
              Co., Ltd.               354,190
    86,900    Healthscope, Ltd.       417,270
    30,000    High Tech Computer
              Corp.                   368,691
    87,286    Hon Hai Precision
              Industry Co., Ltd.      408,659
        37    Hoosiers Corp.          143,749
     9,000    Horiba, Ltd.            217,159
     5,400    Hoya Corp.v             182,774
     1,800    Hoya Corp.               60,925
     9,100    Hyundai Department
              Store H&S Co.,
              Ltd.                    432,651
     6,000    Hyundai Department
              Stores Co., Ltd.        404,001
     9,000    Hyundai
              Development Co.         284,575
     2,600    Hyundai Heavy
              Industries Co.,
              Ltd.                    193,730
    47,000    Hyundai Marine &
              Fire Insurance
              Co., Ltd.               467,050
     4,000    Hyundai Motor Co.       313,463
     9,400    Ibiden Co., Ltd.        393,776
    29,300    Industrial Bank of
              Korea                   371,889
    25,400    INI Steel Co.           658,628
        40    Inpex Corp.             310,098
    69,600    James Hardie
              Industries NV           476,468
   122,000    Japan Steel Works,
              Ltd.                    455,725
        15    Japan Tobacco,
              Inc.                    236,894
    21,000    JGC Corp.               385,867
    90,000    Johnson Health
              Tech Co., Ltd.          331,466
   141,000    Kawasaki Heavy
              Industries, Ltd.        358,051
        76    Kenedix, Inc.           254,249
   102,000    Keppel Land, Ltd.       223,720
     8,700    Kia Motors Corp.        163,162
     7,000    Kobayashi
              Pharmaceutical
              Co., Ltd.               237,389


 14   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
   250,000    Kobe Steel, Ltd.    $   762,251
    60,000    Komatsu, Ltd.           820,619
     6,300    Kookmin Bank            373,179
     9,200    Korea Electric
              Power Corp.             314,651
    41,400    Korean Reinsurance
              Co.                     382,363
   243,600    KS Energy
              Services, Ltd.          323,343
     5,100    KT&G Corp.              220,819
    30,250    Largan Precision
              Co., Ltd.               272,361
     8,400    LG Engineering and
              Construction Corp.      333,928
     6,300    LG Household &
              Health Care, Ltd.v      361,673
    34,000    LG Insurance Co.,
              Ltd.                    445,850
    96,000    Li & Fung, Ltd.         222,369
   229,000    Lihir Gold,
              Ltd.(a)                 335,105
   121,000    Marubeni Corp.          565,025
    16,600    Marui Co., Ltd.         281,428
    31,900    MediaTek, Inc.          302,403
     9,000    Mediceo Holdings
              Co., Ltd.               143,928
    29,900    Mitsubishi Corp.        591,755
   107,000    Mitsubishi
              Materials Corp.         379,544
        61    Mitsubishi UFJ
              Financial Group,
              Inc.                    798,808
    46,000    Mitsui & Co., Ltd.      577,669
    26,000    Mitsui Sumitomo
              Insurance Co.,
              Ltd.                    302,784
     5,000    Namco Bandai
              Holdings, Inc.(a)v       83,260
     4,600    Netease.com,
              Inc.--ADR(a)v           414,046
     3,000    NHN Corp.(a)            510,591
    42,000    Nippon Mining
              Holdings, Inc.          331,195
    37,000    Nissan Chemical
              Industries, Ltd.        466,855
     3,100    Nitori Co., Ltd.        260,117
     2,500    Orix Corp.              453,182
     8,700    Pal Co., Ltd.           509,745
   184,000    Parkway Holdings,
              Ltd.                    235,634
   466,000    PetroChina Co.,
              Ltd.                    389,573

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
   485,000    Ports Design, Ltd.  $   551,481
   149,870    Premier Image
              Technology Corp.        221,235
    27,300    Primary Health
              Care, Ltd.              216,520
 1,288,000    PT Perusahaan Gas
              Negara                  523,441
    15,400    Rio Tinto, Ltd.         695,011
    96,700    Ryman Healthcare,
              Ltd.                    331,788
     7,400    S1 Corp.                356,604
       380    Samsung
              Electronics Co.,
              Ltd.                    215,246
   258,000    SembCorp
              Industries, Ltd.        458,255
   302,000    SembCorp Marine,
              Ltd.                    535,127
     2,900    Shimamura Co.,
              Ltd.                    322,714
     9,240    Shinhan Financial
              Group Co., Ltd.         322,266
   152,000    Showa Denko K.K         488,497
   189,340    Siliconware
              Precision
              Industries Co.          193,106
    55,000    Singapore
              Petroleum Co.,
              Ltd.                    192,040
   208,000    Sino Land Co.,
              Ltd.                    253,863
    10,000    Sogo Medical Co.,
              Ltd.                    197,211
    25,000    Sompo Japan
              Insurance, Inc.         332,815
    77,000    Sumitomo Heavy
              Industries, Ltd.        548,859
   210,000    Sumitomo Metal
              Industries, Ltd.        739,003
        63    Sumitomo Mitsui
              Financial Group,
              Inc.                    596,550
    30,000    Suruga Bank, Ltd.       330,583
   116,000    Taiheiyo Cement
              Corp.                   435,223
    32,000    Takashimaya Co.,
              Ltd.                    408,769
    51,000    Teikoku Oil Co.,
              Ltd.                    552,143
    50,000    The Joyo Bank,
              Ltd.                    306,052
    22,000    Toho Gas Co., Ltd.       96,214
     6,000    Tohoku Electric
              Power Co., Inc.         133,684
     7,200    Toyota Motor Corp.      332,287


                                                   Schedule of Investments    15

ICON Asia-Pacific Region Fund
September 30, 2005

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
     4,700    Trans Cosmos, Inc.  $   220,179
   169,000    Ube Industries,
              Ltd.                    457,263
     8,706    Unimicron
              Technology Corp.          6,458
   230,000    Vision Grande
              Group Holdings,
              Ltd.(a)                 145,632
   139,000    Wintek Corp.            225,163
    14,700    Woodside
              Petroleum, Ltd.         402,902
   466,000    Xinao Gas
              Holdings, Ltd.          366,386
     9,300    Yamada Denki Co.,
              Ltd.                    708,287
    19,800    Yamaha Motor Co.,
              Ltd.                    410,416
     2,549    Yuhan Corp.             334,675
   203,003    Zinifex, Ltd.           708,698
                                  -----------
TOTAL COMMON STOCKS (COST
$39,946,416)                       46,382,763

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
SHORT-TERM INVESTMENTS (4.4%)
$1,924,150    Brown Brothers
              Harriman Time
              Deposit,
              3.24%, 10/01/05#    $ 1,924,150
       120    Brown Brothers
              Harriman Time
              Deposit -
              Australian Dollar,
              4.55%, 10/01/05#            120
   209,092    Brown Brothers
              Harriman Time
              Deposit - Hong
              Kong Dollar,
              2.25%, 10/01/05#        209,092
        24    Brown Brothers
              Harriman Time
              Deposit -
              Singapore Dollar,
              1.27%, 10/01/05#             24
        34    Brown Brothers
              Harriman Time
              Deposit - New
              Zealand Dollar,
              5.75%, 10/01/05#             34
                                  -----------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,133,420)                   2,133,420
                                  -----------
TOTAL INVESTMENTS 99.6% (COST
$42,079,836)                       48,516,183
                                  -----------
OTHER ASSETS LESS LIABILITIES
0.4%                                  204,719
                                  -----------
TOTAL NET ASSETS 100.0%           $48,720,902
                                  ===========

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security.
 # BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.

v All common stocks were fair valued (Note 1) as of September 30, 2005 unless noted with a v. Total value of common stocks fair valued was $45,341,010.


 16   Schedule of Investments

                                                             Management Overview

                                                                ICON Europe Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                   96.6%
Top 10 Equity Holdings                                                     16.8%
Number of Stocks                                                             104
Short-Term Investments                                                      2.7%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2005
SolarWorld AG                                                               2.1%
Vallourec S.A.                                                              2.0%
DSV A/S                                                                     1.9%
Oesterrichische
Elekrizitaitswirts AG - Class A                                             1.8%
EVS Broadcast Equipment S.A.                                                1.6%
Logitech International
S.A.                                                                        1.5%
BHP Billiton PLC                                                            1.5%
Xstrata Plc                                                                 1.5%
Fast Search & Transfer ASA                                                  1.5%
Capio AB                                                                    1.4%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Europe Fund appreciated 30.34% for the fiscal year ended September 30, 2005, outpacing returns of 27.41% for the Bloomberg European 500 Index and 24.99% for the MSCI Europe Index, the Fund's benchmarks, over the same period. Total returns for other periods as of September 30, 2005 appear on page 23.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. On average, European markets outperformed U.S. shares during the period, having traded at deeper discounts and thus closing a wider valuation gap in their move toward fair value. Performance also benefited from the Fund's valuation-related tilt toward small- and medium-capitalization stocks, which our methodology led us to actively overweight versus the large-cap dominated benchmark. Although ICON does not utilize market capitalization as a valuation measure, the Fund's bias contributed positively to returns.

   While our primary focus on leading industry themes enhanced relative returns over the course of the fiscal year, foreign exchange fluctuations detracted slightly from performance as the U.S. dollar strengthened against the euro and other European currencies. Nevertheless, the overall impact was minimal, even though the Fund maintained direct exposure to the underlying equities.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying European securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization, investment style or country origin, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not, in our view, adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of historical and projected earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of valuation with relative strength (RS), we aim to capture leading industry themes which we believe are poised to outperform the sector benchmark.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Despite four consecutive quarters of healthy gains, European markets experienced considerable choppiness in conjunction with conflicting economic and corporate fundamentals. As such, while earnings expectations

                                                       Management Overview    17

ICON Europe Fund

   were generally robust, consumer confidence and personal consumption turned increasingly negative. Concurrently, nominal inflation pressures were no match for continued high unemployment and slowing economic growth.

   Nowhere was this more evident than in the United Kingdom, which eased monetary policy in response to lingering weakness in household spending and business investment. Germany, Europe's largest economy, also faced considerable headwinds as national elections failed to muster a clear majority, putting a damper on forward growth expectations. Nevertheless, globalization and economic integration continued to be viewed as key to sustaining a broad recovery, evidenced by the ongoing expansion of the European Union.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Fund performance was driven by continued strength in the highly cyclical Industrials sector, which benefited from active overweighting and broad industry participation. Industry standouts included industrial machinery and construction & engineering, both of which were linked to global gains in infrastructure spending. At the same time, defensive-oriented sectors such as Healthcare and Telecommunication & Utilities also contributed to relative returns, as overweights in the health care distributors and electric utilities industries augmented performance.

   Among the Fund's leading company contributors, pharmaceutical marketer Meda AB benefited from strategic acquisitions that added asthma and pain medications to its growing pipeline of treatments. Meanwhile, SolarWorld AG, a developer of solar power systems, took steps to expand its supply base in order to meet rising global demand for solar cells. Also attributing positively was trucking and logistics company DSV A/S, which benefited from consolidation trends that proved accretive to quarterly results.

   In contrast, Leisure and Consumer Staples and Consumer Discretionary were the Fund's poorest-performing sectors during the period. From an industry perspective, underweighting and underperformance in packaged foods & meats detracted from Fund performance, as did lackluster returns in casinos & gaming and homebuilding.

   At the company level, principal detractors included specialty pharmaceutical maker Altana AG, which tumbled after a joint development venture was terminated in the clinical study phase. Elsewhere, online gaming operator Sportingbet PLC experienced a sizable sell-off on fears that increased competition would lead to slowing revenue growth. Both companies were ultimately removed from the Fund as their relative strength declined.


 18   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager
[SCOTT SNYDER PHOTO]
Scott Snyder
Assistant Portfolio Manager

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE EUROPEAN MARKET?

A. Although fundamental concerns continue to loom over the European market, our analysis indicates that value remains widespread amid shifts in sector leadership. While the Energy and Industrials sectors may demonstrate residual strength, emerging themes have been detected in Materials (diversified metals & mining) and Information Technology (communications equipment and internet software & services). Conversely, Consumer-related sectors reflect ongoing weakness in consumer confidence and personal consumption. That being the case, we remain committed to our discipline, seeking out value and relative strength among industries poised to outperform the sector benchmark.

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- Our focus on leading industry themes enhanced relative performance during the period, as did the Fund's valuation-related weight in small-and mid-cap stocks.

- Foreign exchange fluctuations detracted slightly from performance as the U.S. dollar strengthened against the euro and other European currencies.

- Active overweighting in the Industrials and Health Care sectors drove Fund performance, while underweighting and underperformance in Leisure and Consumer Staples and Consumer Discretionary hurt overall returns.

- Leading company contributors during the period included Meda AB, SolarWorld AG and DSV A/S.

- Companies that detracted from Fund performance included Altana AG and Sportingbet PLC.


                                                       Management Overview    19

ICON Europe Fund

COUNTRY COMPOSITION
September 30, 2005

                           Germany  16.3%
                            France  11.2%
                    United Kingdom  10.8%
                       Switzerland  7.3%
                       Netherlands  7.9%
                            Sweden  5.8%
                           Austria  5.4%
                            Norway  5.3%
                           Denmark  4.9%
                           Finland  4.7%
                           Belgium  4.7%
                             Spain  3.6%
                            Greece  2.9%
                            Poland  2.2%
                             Italy  1.5%
                            Russia  1.1%
                           Ireland  1.0%

Percentages are based upon net assets.

SECTOR COMPOSITION
September 30, 2005

                       Industrials  21.5%
                        Healthcare  13.5%
            Information Technology  13.3%
                            Energy  12.5%
                         Materials  10.6%
                         Financial  7.7%
            Consumer Discretionary  7.0%
   Telecommunication and Utilities  6.9%
      Leisure and Consumer Staples  3.6%

Percentages are based upon net assets.


 20   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2005

                           Integrated Oil & Gas  5.8%
                           Industrial Machinery  5.6%
                    Diversified Metals & Mining  5.2%
                             Electric Utilities  4.7%
                          Health Care Equipment  4.5%
                       Communications Equipment  3.7%
                     Construction & Engineering  3.6%
                         Health Care Facilities  3.4%
                              Diversified Banks  2.6%
                                Pharmaceuticals  2.6%
                   Internet Software & Services  2.5%
                                          Steel  2.5%
                 Oil & Gas Equipment & Services  2.4%
             Oil & Gas Exploration & Production  2.4%
                                 Tires & Rubber  2.3%
                 It Consulting & Other Services  2.1%
                       Automobile Manufacturers  1.9%
                                       Trucking  1.9%
                       Health Care Distributors  1.9%
             Electronic Equipment Manufacturers  1.9%
                           Multi-Line Insurance  1.7%
                            Aerospace & Defense  1.7%
              Electrical Components & Equipment  1.7%
                               Systems Software  1.5%
 Diversified Commercial & Professional Services  1.5%
                 Computer Storage & Peripherals  1.5%
                         Packaged Foods & Meats  1.5%


                                                       Management Overview    21

ICON Europe Fund

INDUSTRY COMPOSITION (continued)
September 30, 2005

                 Oil & Gas Refining & Marketing  1.3%
                               Specialty Stores  1.2%
                           Health Care Supplies  1.2%
                     Heavy Electrical Equipment  1.1%
           Human Resource & Employment Services  1.1%
                            Specialty Chemicals  1.0%
               Trading Companies & Distributors  1.0%
                              Building Products  1.0%
                            Specialized Finance  1.0%
                                 Apparel Retail  1.0%
                                Multi-Utilities  1.0%
                                         Marine  1.0%
                               Leisure Products  0.9%
           Fertilizers & Agricultural Chemicals  0.9%
           Real Estate Management & Development  0.9%
               Asset Management & Custody Banks  0.8%
                                        Brewers  0.7%
                  Real Estate Investment Trusts  0.7%
                                Water Utilities  0.7%
                             Oil & Gas Drilling  0.6%
                         Construction Materials  0.6%
             Apparel Accessories & Luxury Goods  0.5%
                               Airport Services  0.5%
            Wireless Telecommunication Services  0.5%
                                        Tobacco  0.4%
                          Diversified Chemicals  0.4%


 22   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2005

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS      2/20/97
-----------------------------------------------------------------------------------------
ICON Europe Fund                                      30.34%       9.16%        8.92%
-----------------------------------------------------------------------------------------
MSCI Europe Index                                     24.99%       4.11%        8.46%
-----------------------------------------------------------------------------------------
Bloomberg European 500 Index                          27.41%       -1.59%       7.92%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2005
[LINE GRAPH]

                                                                                                         BLOOMBERG EUROPEAN 500
                                                    ICON EUROPE FUND            MSCI EUROPE INDEX                 INDEX
                                                    ----------------            -----------------        ----------------------
2/20/97                                                   10000                       10000                       10000
                                                           9800                       10308                       10154
                                                          10700                       11239                       11402
9/30/97                                                   11899                       12178                       12471
                                                          12381                       12197                       12596
                                                          15104                       14684                       15466
                                                          15603                       15450                       16093
9/30/98                                                   12625                       13233                       12886
                                                          15068                       15722                       15212
                                                          14245                       15401                       15808
                                                          13197                       15364                       16760
9/30/99                                                   13435                       15555                       16514
                                                          14365                       18272                       20766
                                                          13848                       18298                       21916
                                                          14459                       17732                       21215
9/30/00                                                   13462                       16447                       20888
                                                          14180                       16784                       19775
                                                          12653                       14181                       17706
                                                          11551                       13937                       18795
9/30/01                                                   10794                       12255                       15220
                                                          11141                       13488                       17198
                                                          11980                       13479                       17566
                                                          12459                       12905                       14899
9/30/02                                                    9850                        9963                       11517
                                                          10396                       11049                       12062
                                                           9623                       10038                       10728
                                                          11899                       12286                       12509
9/30/03                                                   13097                       12772                       12835
                                                          15173                       15374                       14220
                                                          15812                       15519                       14770
                                                          16092                       15898                       15228
9/30/04                                                   16011                       16095                       15131
                                                          18487                       18662                       16040
                                                          18500                       18759                       16828
                                                          18287                       18665                       17829
9/30/05                                                   20869                       20117                       19278

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/20/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    23

Schedule of Investments

ICON Europe Fund
September 30, 2005

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (96.6%)
   6,700    Actividades de
            Construccion y
            Servicios, S.A.      $   195,487
   2,300    Altadis, S.A.            103,101
   1,200    Andritz AG               119,790
   4,100    AstraZeneca Plc          191,529
   6,000    Axalto Holding
            NV(a)                    220,315
  32,400    BAE Systems Plc          196,574
   1,200    Bank Austria
            Creditanstalt            134,564
   4,000    Bank Pekao SA            221,306
   4,000    Bank Zachodni WBK
            SA                       152,008
   2,500    Bayer AG                  91,977
   2,200    Bayerische Motoren
            Werke AG                 103,310
   7,900    Beter Bed Holding
            N.V.                     283,571
  20,300    BG Group Plc             192,491
  21,800    BHP Billiton PLC         352,240
   1,680    Boehler - Uddeholm
            AG                       282,750
   2,400    Bouygues SA              111,512
   8,720    Buzzi Unicem S.p.A       137,260
  17,000    Cadbury Schweppes
            Plc                      171,658
  16,900    Capio AB(a)              333,906
   1,500    Celesio AG               131,208
   2,800    Charles Voegele
            Holding AG               228,580
   2,200    Coloplast A/S Class
            B                        134,171
   2,800    Continental AG           230,447
  13,200    Corporacion Mapfre,
            S.A.                     226,869
  18,000    Curanum AG               121,862
   1,290    Dem Allianz AG           174,249
  42,000    Det Norske
            Oljeselskap ASA          263,715
   2,400    Deutsche Boerse AG       229,125
   4,700    DIS Deutscher
            Industries Service
            AG                       247,385
  20,600    DOF ASA                  101,278
   4,150    DSV A/S                  441,524
   4,600    Elekta AB - B
            Shares                   210,610
   6,900    Eni S.p.A                204,652
   4,350    Eurofins
            Scientific(a)            183,775
  10,400    EVS Broadcast
            Equipment S.A.           374,233

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
  91,700    Fast Search &
            Transfer ASA(a)      $   346,981
   4,200    Folli - Follie SA        125,829
   2,200    Fomento de
            Construcciones y
            Contratas S.A.           131,284
   1,900    Fresenius AG-PFDv        263,143
   8,300    Fugro N.V.(a)            250,494
   5,370    Groupe Steria SCA        293,241
  34,700    HiQ International
            AB                       203,100
   3,000    Hochtief AG              133,523
   8,000    Homeserve Plc            155,939
   4,250    InBev N.V.               168,352
  47,700    Intracom S.A.            330,955
  18,600    Jumbo S.A.               212,439
   2,900    K+S AG                   203,886
  17,900    Kingspan Group Plcv      230,163
     460    Kobenhavns
            Lufthavne A/S            115,258
   6,300    Leoni AG                 200,756
   8,800    Logitech
            International
            S.A.(a)                  355,864
   4,400    Lukoil - ADRv            253,440
  23,300    Lundin Petroleum
            AB(a)                    294,175
   6,600    Man Group Plc            192,848
   8,050    Neste Oil Oyj(a)         297,117
     600    Nestle S.A.              176,271
   1,000    Nobel Biocare
            Holding AG               235,810
  12,600    Nokian Renkaat
            Oyj(a)                   298,608
   1,215    Oesterrichische
            Elekrizitaitswirts
            AG - Class A             426,743
   2,400    Omega Pharma SAv         135,495
   4,900    OMV AG                   290,934
   4,000    OPG Groep N.V.           303,506
   2,900    Option N.V.(a)           158,990
   5,625    Orpea(a)                 331,549
   7,500    Pinguely-Haulotte        149,581
  23,600    PlasmaSelect AG(a)       209,498
     130    Porsche AG                99,886
   7,300    Ramirent Oyj             173,810
   6,400    Red Electrica de
            Espana                   182,963
  14,000    Renishaw Plc             211,453
   4,200    Rio Tinto Plc(a)         172,097
   1,500    Roche Holding AG(a)      208,452


 24   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
   4,600    Royal Dutch Shell
            Plcv                 $   151,850
   1,700    RWE AG                   112,451
   2,600    SBM Offshore N.V.        217,111
     810    Sjaelso Gruppen A/S      202,631
   6,000    Smedvig ASA              147,009
     820    Societe Generale          93,675
  13,100    Softbank SA              132,740
   3,300    SolarWorld AG            492,991
   9,500    SSAB Svenskt Stal
            AB                       287,965
   5,400    Stada Arzneimittel
            AG                       193,300
   3,300    Stork N.V.               163,641
   4,000    Suez Lyonnaise Des
            Eaux S.A.                115,557
     525    Sulzer AG                266,606
  26,600    Temenos Group AG(a)      225,631
     875    Total SA                 238,161
   2,230    Umicore, S.A.            243,674
   1,100    Unibail                  159,493
   7,200    United Internet AG       234,208
   5,500    Univar N.V.              238,255
   9,500    Vacon Oyj                194,101
     975    Vallourec S.A.           474,829
  30,800    Vedanta Resources
            Plc                      325,902
   5,000    Veidekke ASA             136,672
  10,400    Vestas Wind Systems
            AS(a)                    251,638
   2,800    Vinci S.A.(a)            241,197
   4,020    Volkswagen AG            247,982
   4,000    Wartsila OYJ - B
            Shares                   127,447
   5,600    WaveLight Laser
            Technologie AG           124,899
   6,500    Wilhelm Wilhelmsen
            ASA                      227,859
  13,400    Xstrata Plc              347,760
   3,400    Zodiac S.A.              200,834
                                 -----------
TOTAL COMMON STOCKS (COST
$19,099,915)                      22,441,534

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
SHORT-TERM INVESTMENTS (2.7%)
$200,511    Brown Brothers
            Harriman Time
            Deposit - Danish
            Krone,
            1.28%, 10/01/05#     $   200,511
 416,735    Brown Brothers
            Harriman Time
            Deposit - Euro,
            1.29%, 10/01/05#         416,735
      63    Brown Brothers
            Harriman Time
            Deposit - British
            Pound,
            3.59%, 10/01/05#              63
      40    Brown Brothers
            Harriman Time
            Deposit - Norwegian
            Kroner,
            1.13%, 10/01/05#              40
  20,748    Brown Brothers
            Harriman Time
            Deposit - Swedish
            Krona,
            0.65%, 10/01/05#          20,748
                                 -----------
TOTAL SHORT-TERM INVESTMENTS
(COST $638,097)                      638,097
                                 -----------
TOTAL INVESTMENTS 99.3% (COST
$19,738,012)                      23,079,631
                                 -----------
OTHER ASSETS LESS LIABILITIES
0.7%                                 163,120
                                 -----------
TOTAL NET ASSETS 100.0%          $23,242,751
                                 ===========

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security.

 # BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.

 v All common stocks were fair valued (Note 1) as of September 30, 2005 unless noted with a v. Total value of common stocks fair valued was $21,407,443.

ADR American Depositary Receipt.

                                                   Schedule of Investments    25

Management Overview

ICON International Equity Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                   98.9%
Top 10 Equity Holdings                                                     14.3%
Number of Stocks                                                             125
Short-Term Investments                                                      2.6%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2005
SolarWorld AG                                                               1.7%
Kobe Steel, Ltd.                                                            1.5%
Vallourec S.A.                                                              1.5%
Mitsubishi UFJ Financial Group, Inc.                                        1.5%
DSV A/S                                                                     1.4%
SembCorp Marine, Ltd.                                                       1.4%
Hyundai Heavy Industries
Co., Ltd.                                                                   1.4%
Rio Tinto, Ltd.                                                             1.3%
PAL Co., Ltd.                                                               1.3%
Hanjin Heavy Industries & Construction Co., Ltd.                            1.3%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the fiscal year ended September 30, 2005, the ICON International Equity Fund returned 32.90% for Class I shares, 29.56% for Class C shares and 33.57% for Class Z shares, outpacing the 29.48% return of the MSCI All Country World Index ex-U.S., the Fund's benchmark, over the same period. Total returns for other periods as of September 30, 2005 appear on page 33.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Broad regional participation across Asia-Pacific and European markets benefited overall Fund performance, as foreign shares continued to trade at deeper discounts and close wider valuation gaps than U.S. stocks. However, foreign exchange fluctuations detracted slightly from real returns, as the U.S. dollar strengthened against the euro, the yen and other foreign currencies. Nevertheless, the full impact was minimal, even though the Fund maintained direct currency exposure in the underlying equities.

   Despite these factors, the Fund's focus on leading industry themes was the primary driver of enhanced relative performance during the period. Secondarily, a valuation-related tilt toward medium-capitalization stocks, which our methodology led us to actively overweight versus the large-cap dominated benchmark, further boosted relative returns. Although ICON does not utilize market capitalization as a valuation measure, the Fund's residual bias proved favorable, as selections in international mid-caps generally outperformed their larger counterparts.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying international securities we believe are underpriced regardless of their location on the conventional style grid or in the world. Our system is not limited by restrictions on market capitalization, investment style or country origin, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not in our view adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of historical and projected earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of value with relative strength (RS), we aim to capture leading industry themes that we believe are poised to outperform the sector benchmark.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Even as cyclical themes propelled healthy advances at the opening and closing stages of the fiscal year, foreign markets experienced considerable choppiness in conjunction with external events and conflicting


 26   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

[J.C. WALLER, III PHOTO]
J.C. Waller, III
Portfolio Manager

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

[SCOTT SNYDER PHOTO]
Scott Snyder
Assistant Portfolio Manager

   fundamentals. Despite temporary tsunami-related disruptions, Asian markets by and large saw continued robust expansion. Japan, in fact, may have finally turned a corner, as late-period reports pointed to a reversal in its prolonged deflationary malaise. Meanwhile, China's revaluation of the yuan was viewed as a favorable first step in its embrace of structural reforms.

   Europe, however, was more a study in contrasts. While earnings expectations were generally upbeat, consumer confidence and personal consumption turned decidedly negative. Nominal inflation pressures were of little consequence given continued high unemployment and lingering weakness. Even as the United Kingdom eased monetary policy, the uncertain outcome of Germany's national elections put a damper on forward growth projections. Nevertheless, globalization and economic integration, as evidenced by an expanding European Union, continued to be viewed as key to sustaining a broad recovery.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Fund performance was driven by continued strength in the highly cyclical Industrials sector, which benefited from active overweighting and broad industry participation. Industry standouts included industrial machinery and construction & farm machinery & heavy trucks, both of which were linked to energy-related expansion in Asia-Pacific shipbuilding and global gains in infrastructure spending. At the same time, defensive-oriented sectors such as Healthcare also contributed positively, reflecting market leadership in the health care distributors group.

   Alongside these sector and industry leaders, top-performing company contributors included pharmaceutical marketer Meda AB, which benefited from strategic acquisitions that added asthma and pain medications to its growing product lineup. Likewise, trucking and logistics company DSV A/S capitalized on consolidation trends that proved accretive to quarterly results, while specialty steel producer Boehler-Uddeholm AG tapped acquired growth to meet rising demand for high-alloy products.

   Regional weightings also played a role in overall performance, as the Fund benefited from a European tilt during most of the fiscal year, before shifting more toward Asia-Pacific. Although country selection is not a primary consideration of our investment methodology, it is a secondary factor given regional economic differences and periodic diversions in global industry leadership.

   In contrast, the Energy sector detracted from relative performance, despite contributing positively on an absolute basis. Having underweighted the sector due to valuation and relative strength concerns, each of the constituent industries, in particular oil & gas exploration & production, continued to move higher, ultimately to the detriment of Fund performance in terms of opportunity cost.


                                                       Management Overview    27

ICON International Equity Fund

   At the company level, principal detractors included specialty pharmaceutical maker Altana AG, which tumbled after a joint development venture was terminated in the clinical study phase. Sports equipment marketer Shimano Inc. also retreated as the company cut net income forecasts, citing competition from lower-priced Chinese imports. Elsewhere, container manufacturer Singamas Container Holdings Ltd. came under pressure due to relocation and production delays. All three were ultimately removed from the Fund as their relative strength declined.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE INTERNATIONAL EQUITY MARKET?

A. On the whole, international equities continue trade at substantial discounts to domestic stocks, according to our analysis, yet industry leadership appears to be in a period of transition and, in certain cases, global diversion. While industry selection primarily drives our investment methodology, we are well aware of regional moves and consider them carefully in our decision-making process.

   To illustrate the point, according to current valuation calculations, Asia is demonstrating strength in Consumer Discretionary, weakness in Information Technology, while Europe is exhibiting strength in Information Technology, weakness in Consumer Discretionary. That being the case, we remain committed to our discipline, seeking out value and relative strength wherever it may emerge.

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- Broad regional participation across Asia-Pacific and European markets benefited overall Fund performance.

- Leading industry themes were the primary drivers of relative Fund performance, while a valuation-related tilt toward medium-capitalization stocks boosted returns versus the large-cap dominated benchmark.

- Continued strength in the highly cyclical Industrial sector and the defensive-oriented Health Care sector contributed positively to relative performance, while an underweight in the Energy sector proved detrimental.

- Top-performing companies that contributed to performance included Meda AB, DSV A/S and Boehler-Uddeholm AG.

- Principal detractors to performance included Altana AG, Shimano Inc. and Singamas Container Holdings Ltd.


 28   Management Overview

                                                             COUNTRY COMPOSITION
                                                              September 30, 2005

                             Japan  26.8%
                       South Korea  11.3%
                           Germany  6.5%
                       Netherlands  4.6%
                    United Kingdom  4.3%
                       Switzerland  4.2%
                             Spain  4.1%
                            Taiwan  3.8%
                         Australia  3.7%
                         Singapore  3.5%
                            Norway  3.3%
                            France  3.1%
                           Finland  2.7%
                           Denmark  2.6%
                           Austria  2.5%
                            Sweden  1.9%
                         Hong Kong  1.8%
                           Belgium  1.7%
                            Mexico  1.7%
                            Canada  1.5%
                            Brazil  1.1%
                            Russia  0.8%
                    Cayman Islands  0.5%
                         Indonesia  0.5%
                           Ireland  0.4%

Percentages are based upon net assets.


                                                       Management Overview    29

ICON International Equity Fund

SECTOR COMPOSITION
September 30, 2005

                       Industrials  23.3%
                         Materials  13.3%
                         Financial  11.4%
                            Energy  10.8%
            Consumer Discretionary  10.6%
            Information Technology  9.8%
                        Healthcare  9.1%
   Telecommunication and Utilities  7.2%
      Leisure and Consumer Staples  3.4%

Percentages are based upon net assets.

INDUSTRY COMPOSITION
September 30, 2005

                             Industrial Machinery  4.7%
                                Diversified Banks  4.2%
                                            Steel  4.1%
     Construction & Farm Machinery & Heavy Trucks  4.0%
                      Diversified Metals & Mining  4.0%
                               Electric Utilities  3.9%
                             Integrated Oil & Gas  3.7%
                            Diversified Chemicals  2.8%
                   Oil & Gas Equipment & Services  2.8%
                                   Apparel Retail  2.6%
                       Construction & Engineering  2.6%
                     Internet Software & Services  2.6%
                           Health Care Facilities  2.6%
                 Trading Companies & Distributors  2.5%
                            Health Care Equipment  2.5%
                                Department Stores  2.4%
                                  Pharmaceuticals  2.1%
                    Property & Casualty Insurance  2.1%
               Oil & Gas Exploration & Production  2.0%
                   Oil & Gas Refining & Marketing  1.8%
                             Multi-Line Insurance  1.6%


 30   Management Overview

                                                              September 30, 2005

                              Specialty Chemicals  1.5%
                                Computer Hardware  1.5%
                                         Trucking  1.4%
                Electrical Components & Equipment  1.4%
                         Health Care Distributors  1.3%
                    Computer & Electronics Retail  1.2%
             Real Estate Management & Development  1.2%
                                    Gas Utilities  1.2%
                         Automobile Manufacturers  1.2%
                                   Regional Banks  1.2%
                                 Consumer Finance  1.1%
                           Construction Materials  1.0%
                                 Leisure Products  1.0%
             Human Resource & Employment Services  1.0%
                                   Semiconductors  1.0%
                               Household Products  0.9%
               Apparel Accessories & Luxury Goods  0.9%
                   Computer Storage & Peripherals  0.9%
   Diversified Commercial & Professional Services  0.9%
                         Communications Equipment  0.9%
                              Aerospace & Defense  0.9%


                                                       Management Overview    31

ICON International Equity Fund

INDUSTRY COMPOSITION (continued)
September 30, 2005

                   It Consulting & Other Services  0.8%
               Electronic Equipment Manufacturers  0.8%
                         Industrial Conglomerates  0.8%
                                     Distributors  0.8%
                                  Multi-Utilities  0.8%
              Wireless Telecommunication Services  0.7%
                          Air Freight & Logistics  0.7%
                Electronic Manufacturing Services  0.7%
                           Packaged Foods & Meats  0.7%
                                   Tires & Rubber  0.7%
                                           Marine  0.7%
                                 Specialty Stores  0.7%
                      Home Entertainment Software  0.6%
                               Oil & Gas Drilling  0.6%
                                  Water Utilities  0.5%
                            Homefurnishing Retail  0.5%
                                    Biotechnology  0.5%
                                 Airport Services  0.5%
                              Commercial Printing  0.5%
                            Photographic Products  0.4%
                                          Tobacco  0.4%
                                Building Products  0.3%


 32   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2005

                                         INCEPTION                                SINCE
                                            DATE        1 YEAR      5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
ICON International Equity Fund - Class
  I                                        2/6/04       32.90%        N/A         16.37%
-------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S                                        29.48%        N/A         18.49%
-------------------------------------------------------------------------------------------
ICON International Equity Fund - Class
  C                                       2/19/04       29.56%        N/A         12.58%
-------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S                                        29.48%        N/A         16.78%
-------------------------------------------------------------------------------------------
ICON International Equity Fund - Class
  Z                                       2/18/97       33.57%       6.93%        8.76%
-------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S                                        29.48%       4.81%        6.54%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. Class Z shares are available only to grandfathered and institutional investors.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2005
[LINE GRAPH]

                                                               ICON INTERNATIONAL EQUITY FUND
                                                                          CLASS Z                       MSCI ACWI EX-U.S.
                                                               ------------------------------           -----------------
2/18/97                                                                    10000                              10000
                                                                           10230                              10028
                                                                           10570                              11330
9/30/97                                                                    11060                              11225
                                                                           11281                              10258
                                                                           12900                              11659
                                                                           13562                              11486
9/30/98                                                                    11841                               9750
                                                                           13001                              11741
                                                                           12171                              12019
                                                                           12728                              12580
9/30/99                                                                    13354                              13008
                                                                           15698                              15370
                                                                           15585                              15490
                                                                           15159                              14858
9/30/00                                                                    14747                              13647
                                                                           14340                              13052
                                                                           12239                              11337
                                                                           12224                              11322
9/30/01                                                                    10280                               9650
                                                                           11145                              10508
                                                                           11145                              10680
                                                                           10901                              10397
9/30/02                                                                     8538                               8390
                                                                            9077                               8966
                                                                            8382                               8312
                                                                           10684                               9961
9/30/03                                                                    12175                              10826
                                                                           14897                              12678
                                                                           15742                              13291
                                                                           15232                              13199
9/30/04                                                                    15436                              13332
                                                                           17589                              15387
                                                                           17621                              15438
                                                                           17447                              15436
9/30/05                                                                    20619                              17262

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class Z shares on the Class' inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    33

Schedule of Investments

ICON International Equity Fund
September 30, 2005

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (98.9%)
     5,600    Actividades de
              Construccion y
              Servicios, S.A.     $   163,392
     3,000    Altadis, S.A.           134,480
   183,000    America Movil S.A.
              de C.V.v                241,289
     1,600    Andritz AG              159,720
    10,200    Anglo Irish Bank
              Corp., Plc              139,399
     5,000    ARRK Corp.              277,811
     4,700    AstraZeneca Plc         219,557
     7,000    Atco Ltd., Class
              Iv                      254,173
    45,600    BAE Systems Plc         276,660
    11,000    Banco Santander
              Central Hispano,
              S.A.                    144,708
    27,300    BG Group Plc            258,867
    19,700    BHP Billiton PLC        318,308
     1,590    Boehler - Uddeholm
              AG                      267,603
    14,500    Capio AB(a)             286,487
     6,203    Cemex, S.A. de
              C.V.--ADRv              324,417
     3,400    Charles Voegele
              Holding AG              277,561
    13,300    Cheil Industries,
              Inc.                    286,711
    56,000    Cheung Kong
              Infrastructure
              Holdings, Ltd.          187,516
     2,806    Continental AG          230,941
    14,800    Corporacion
              Mapfre, S.A.            254,368
    68,881    Cosmo Oil Co.,
              Ltd.                    370,903
     6,500    Culture
              Convenience Club
              Co., Ltd.               214,659
    13,000    Daegu Bank              158,332
    18,000    Daifuku Co., Ltd.       244,989
    33,700    Det Norske
              Oljeselskap ASA         211,600
     6,000    DIS Deutscher
              Industries Service
              AG                      315,811
    12,800    Doosan Heavy
              Industries &
              Construction Co.,
              Ltd.                    241,877
     5,480    DSM NV                  215,434
     4,400    DSV A/S                 468,121

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
     6,900    Elekta AB - B
              Shares              $   315,914
     6,600    Enagas                  118,709
     7,700    EVS Broadcast
              Equipment S.A.          277,076
   107,200    Fast Search &
              Transfer ASA(a)         405,631
     7,600    Fugro N.V.(a)           229,368
    38,000    Fuji Electric
              Holdings Co., Ltd.      151,709
   439,000    GES International,
              Ltd.                    237,973
     5,000    Groupe Steria SCA       273,036
     2,500    Grupo Ferrovial,
              S.A.                    208,265
    19,300    Hanjin Heavy
              Industries &
              Construction Co.,
              Ltd.                    411,451
     9,000    Hanjin
              Transportation Co.      236,127
    59,300    Healthscope Ltd.        284,743
    19,200    High Tech Computer
              Corp.                   235,962
    50,219    Hon Hai Precision
              Industry Co., Ltd.      235,119
        45    Hoosiers Corp.          174,829
    11,000    Horiba                  265,417
     5,500    Hyundai Department
              Store H&S Co.,
              Ltd.                    261,492
     6,000    Hyundai Heavy
              Industries Co.,
              Ltd.                    447,069
    39,400    Hyundai Marine &
              Fire Insurance
              Co., Ltd.               391,527
    14,000    Inchon Iron &
              Steel Co.               363,024
    20,000    Industrial Bank of
              Korea                   253,849
        24    Inpex Corp.             186,058
    13,000    JGC Corp.               238,871
    86,400    Johnson Health
              Tech. Co., Ltd          318,207
     7,800    Kia Motors Corp.        146,283
   161,000    Kobe Steel, Ltd.        490,888
       640    Kobenhavns
              Lufthavne A/S           160,360
     2,100    Kone Oyj(a)v            142,582
     4,000    Korea Electric
              Power Corp.             136,805


 34   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
   146,560    KS Technology,
              Ltd.                $   194,537
    15,450    Largan Precision
              Co., Ltd.               139,107
     4,500    Leoni AG                143,397
     5,000    LG Household &
              Health Carev            287,042
     6,900    Logitech
              International
              S.A.(a)                 279,029
     4,300    Lukoil - ADRv           247,680
    60,000    Marubeni Corp.          280,178
    15,200    MARUI Co., Ltd.         257,693
    33,000    MediaTek, Inc.          312,831
    11,000    Mediceo Holdings
              Co., Ltd.               175,912
        36    Mitsubishi UFJ
              Financial Group,
              Inc.                    471,428
    23,000    Mitsui & Co., Ltd.      288,834
    11,000    Namco Bandai
              Holdings, Inc.(a)v      183,172
       800    Nestle S.A.             235,028
     1,250    NHN Corp.               212,646
    64,000    Nippon Steel Corp.      240,917
    28,000    Nippon Mining
              Holdings Corp.          220,797
    24,000    Nissan Chemical
              Industries, Ltd.        302,825
     2,000    Nitori Co., Ltd.        167,818
     5,500    NKT Holding A/S         233,868
     1,200    Nobel Biocare
              Holding AG              282,972
     1,115    Oesterrichische
              Elekrizitaitswirts
              AG - Class A            391,620
     3,200    OPG Groep N.V.          242,805
     1,900    Orix Corp.              344,418
     4,500    Orpea(a)                265,240
     7,100    PAL Co., Ltd.           415,999
     5,000    Petroleo
              Brasileiro,
              S.A.--ADRv              357,449
    25,000    PlasmaSelect AG(a)      221,926
   140,000    Ports Design, Ltd.      159,190
   360,000    PT Perusahaan Gas
              Negara                  146,304
    12,400    Qiagen N.V.(a)          161,488
     5,230    Repsol YPF, S.A.        168,937
     9,250    Rio Tinto, Ltd.         417,457

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
     1,800    Roche Holding
              AG(a)               $   250,143
     4,800    Royal Dutch Shell
              Plcv                    158,452
    16,600    Sampo Oyj               263,446
     2,800    SBM Offshore N.V.       233,812
   148,000    SembCorp
              Industries, Ltd.        262,875
   264,000    SembCorp Marine,
              Ltd.                    467,793
    98,000    Showa Denko K.K         314,952
   182,000    Sino Land Co.,
              Ltd.                    222,130
     7,300    Smedvig ASA             178,861
     7,000    Sociedad General
              de Aguas de
              Barcelona, S.A.         170,062
     3,690    SolarWorld AG           551,255
    22,000    Sompo Japan
              Insurance, Inc.         292,877
     6,300    Stada Arzneimittel
              AG                      225,517
     5,560    Stockmann Oyj
              Abp - B Shares          225,329
    42,000    Sumitomo Heavy
              Industries, Ltd.        299,378
        40    Sumitomo Mitsui
              Financial Group,
              Inc.                    378,761
    20,000    Suruga Bank Ltd.        220,389
    23,000    Takashimaya Co.         293,803
    28,000    Toho Gas Co., Ltd.      122,454
     6,600    Trican Well
              Service, Ltd.(a)v       240,274
   105,000    Ube Industries,
              Ltd.                    284,099
     2,400    Umicore, S.A.           262,250
     6,800    United Internet AG      221,196
     5,900    Univar N.V.             255,583
     4,150    Uponor Oyj               95,958
     7,400    Vacon Oyj               151,194
       975    Vallourec S.A.          474,830
    28,800    Vedanta Resources
              Plc                     304,741
   238,000    Vision Grande
              Group Holdings,
              Ltd.                    150,698
     3,800    Volkswagen AG           234,411
     6,300    Wilhelm Wilhelmsen
              ASA                     220,848


                                                   Schedule of Investments    35

ICON International Equity Fund
September 30, 2005

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
     8,800    Woodside
              Petroleum, Ltd.     $   241,193
     5,300    YAMADA DENKI Co.,
              Ltd.                    403,647
    70,000    Zinifex, Ltd.(a)        244,375
                                  -----------
TOTAL COMMON STOCKS (COST
$26,459,430)                       32,112,168

SHORT-TERM INVESTMENTS (2.6%)
$      196    Brown Brothers
              Harriman Time
              Deposit - Australian
              Dollar,
              4.55%, 10/01/05#            196
        84    Brown Brothers
              Harriman Time
              Deposit - Canadian
              Dollar,
              1.85%, 10/01/05#             84
        18    Brown Brothers
              Harriman Time
              Deposit - Danish
              Krone,
              1.28%, 10/01/05#             18
   691,297    Brown Brothers
              Harriman Time
              Deposit - Euro,
              1.29%, 10/01/05#        691,297

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
$  164,269    Brown Brothers
              Harriman Time
              Deposit - Hong
              Kong Dollar,
              2.25%, 10/01/05#    $   164,269
         5    Brown Brothers
              Harriman Time
              Deposit -
              Norwegian Kroner,
              1.13%, 10/01/05#              5
        31    Brown Brothers
              Harriman Time
              Deposit - Swedish
              Krona,
              0.65%, 10/01/05#             31
         4    Brown Brothers
              Harriman Time
              Deposit - Singapore
              Dollar,
              1.27%, 10/01/05#              4
                                  -----------
TOTAL SHORT-TERM INVESTMENTS
(COST $855,904)                       855,904
                                  -----------
TOTAL INVESTMENTS 101.5% (COST
$27,315,334)                       32,968,072
                                  -----------
LIABILITIES LESS OTHER ASSETS
(1.5)%                               (503,383)
                                  -----------
TOTAL NET ASSETS 100.0%           $32,464,689
                                  ===========

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.

 # BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.

v All common stocks were fair valued (Note 1) as of September 30, 2005 unless noted with a v. Total value of common stocks fair valued was $29,675,638.
ADR   American Depositary Receipt


 36   Schedule of Investments

                                          Six Month Hypothetical Expense Example

                                                  September 30, 2005 (unaudited)

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/05 - 9/30/05).

ACTUAL EXPENSES
The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                                                           Expense Example    37

September 30, 2005 (unaudited)

                              BEGINNING          ENDING         EXPENSES PAID      ANNUALIZED
                            ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD     EXPENSE RATIO
                               4/1/05            9/30/05       4/1/05-9/30/05*   4/1/05-9/30/05
-------------------------------------------------------------------------------------------------
ICON ASIA-PACIFIC REGION
 FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses            $1,000.00         $1,222.80          $ 9.42             1.69%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,016.53            8.54
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON EUROPE FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,128.10            9.28             1.74%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,016.28            8.79
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON INTERNATIONAL EQUITY
 FUND
-------------------------------------------------------------------------------------------------
 CLASS I
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,168.20            9.78             1.80%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,015.98            9.10
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,163.40           14.64             2.70%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,011.46           13.61
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS Z
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,170.10            8.21             1.51%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,017.43            7.64
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


 38   Expense Example

                                            Statements of Assets and Liabilities

                                                              September 30, 2005

                                                                    ICON                           ICON
                                                                ASIA-PACIFIC       ICON        INTERNATIONAL
                                                                REGION FUND     EUROPE FUND     EQUITY FUND
                                                                ------------    -----------    -------------
ASSETS
  Investments, at cost                                          $42,079,836     $19,738,012     $27,315,334
                                                                -----------     -----------     -----------
  Investments, at value                                          48,516,183      23,079,631      32,968,072
  Cash                                                               17,905               -         249,124
  Receivables:
    Fund shares sold                                              1,987,414         330,349          72,396
    Investments sold                                                927,713         645,920         761,233
    Interest                                                            365             226             246
    Dividends                                                        65,131          12,104          27,666
    Foreign security reclaims                                             -          19,545           7,011
  Other assets                                                       15,136          15,224          17,086
                                                                -----------     -----------     -----------
  Total Assets                                                   51,529,847      24,102,999      34,102,834
                                                                -----------     -----------     -----------
LIABILITIES
  Payables:
    Due to custodian bank                                                 -         580,716               -
    Investments bought                                            2,725,743         221,162       1,580,138
    Fund shares redeemed                                              9,046               -               -
    Advisory fees                                                    31,569          19,247          19,660
    Accrued distribution fees                                             -               -           3,906
    Fund accounting fees                                                773             472             624
    Transfer agent fees                                               1,505           1,026           1,908
    Administration fees                                               1,497             913           1,208
    Trustee fees                                                      2,509           2,320           2,421
  Accrued expenses                                                   36,303          34,392          28,280
                                                                -----------     -----------     -----------
  Total Liabilities                                               2,808,945         860,248       1,638,145
                                                                -----------     -----------     -----------
NET ASSETS - ALL SHARE CLASSES                                  $48,720,902     $23,242,751     $32,464,689
                                                                ===========     ===========     ===========
NET ASSETS - CLASS I                                            $         -     $         -     $15,375,785
                                                                ===========     ===========     ===========
NET ASSETS - CLASS C                                            $         -     $         -     $ 1,622,434
                                                                ===========     ===========     ===========
NET ASSETS - CLASS Z                                            $         -     $         -     $15,466,470
                                                                ===========     ===========     ===========
NET ASSETS CONSIST OF
  Paid-in capital                                               $50,099,686     $18,652,901     $24,800,936
  Accumulated undistributed net investment income/(loss)             15,964         (35,841)         (4,090)
  Accumulated undistributed net realized gain/(loss) from
    investments                                                  (7,066,810)      1,730,943       2,770,457
  Accumulated net realized gain/(loss) from foreign currency
    translations                                                   (755,156)       (452,880)       (745,915)
  Unrealized appreciation/(depreciation):
    on investments and other assets and liabilities
      denominated in foreign currency                             6,427,218       3,347,628       5,643,301
                                                                -----------     -----------     -----------
NET ASSETS                                                      $48,720,902     $23,242,751     $32,464,689
                                                                ===========     ===========     ===========
  Shares outstanding (unlimited shares authorized, no par
    value)                                                        4,330,516       1,482,607       2,509,923
                                                                -----------     -----------     -----------
    Class I                                                               -               -       1,190,709
    Class C                                                               -               -         129,511
    Class Z                                                               -               -       1,189,703
  Net asset value (offering and redemption price per share)     $     11.25     $     15.68     $         -
    Class I                                                     $         -     $         -     $     12.91
    Class C                                                     $         -     $         -     $     12.53
    Class Z                                                     $         -     $         -     $     13.00

The accompanying notes are an integral part of the financial statements.

                                                      Financial Statements    39

Statements of Operations

For the year ended September 30, 2005

                                                                    ICON                           ICON
                                                                ASIA-PACIFIC       ICON        INTERNATIONAL
                                                                REGION FUND     EUROPE FUND     EQUITY FUND
                                                                ------------    -----------    -------------
INVESTMENT INCOME
  Interest                                                       $    8,804     $    7,652      $        -
  Dividends                                                         374,261        457,355         540,665
  Foreign taxes withheld                                            (43,855)       (71,257)        (77,090)
                                                                 ----------     ----------      ----------
  Total Investment Income                                           339,210        393,750         463,575
                                                                 ----------     ----------      ----------
EXPENSES
  Advisory fees                                                     151,409        166,252         206,961
  Distribution fees:
    Class I                                                               -              -          19,731
    Class C                                                               -              -           6,396
  Fund accounting fees                                               21,942         24,145          25,493
  Transfer agent fees                                                12,901         10,643          18,125
  Custody fees                                                       49,620         49,771          51,795
  Administration fees                                                 7,258          8,041           9,992
  Audit fees                                                         16,184         16,161          16,744
  Registration fees                                                  17,470         18,168          20,207
  Insurance expense                                                   1,010            465             750
  Trustee fees and expenses                                           3,103          2,878           3,358
  Interest expense                                                    2,700          2,343           3,476
  Other expenses                                                     10,326          9,132          11,028
                                                                 ----------     ----------      ----------
  Total expenses before expense (reimbursement)/recoupment          293,923        307,999         394,056
                                                                 ----------     ----------      ----------
  Expense (reimbursement)/recoupment by Adviser due to
    expense limitation agreement                                          -              -         (10,556)
                                                                 ----------     ----------      ----------
  Net Expenses                                                      293,923        307,999         383,500
                                                                 ----------     ----------      ----------
NET INVESTMENT INCOME (LOSS)                                         45,287         85,751          80,075
                                                                 ----------     ----------      ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain/(loss) from investment transactions           1,927,462      2,088,483       2,007,770
  Net realized gain/(loss) from foreign currency
    translations                                                    (32,667)       (97,702)        (68,475)
  Change in unrealized net appreciation/(depreciation) on
    investments                                                   4,738,359      1,925,390       4,346,469
                                                                 ----------     ----------      ----------
  Net realized and unrealized gain/(loss) on investments          6,633,154      3,916,171       6,285,764
                                                                 ----------     ----------      ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $6,678,441     $4,001,922      $6,365,839
                                                                 ==========     ==========      ==========


The accompanying notes are an integral part of the financial statements.


 40   Financial Statements

                       THIS PAGE INTENTIONALLY LEFT BLANK

Statements of Changes in Net Assets

                                                                     ICON ASIA-PACIFIC REGION FUND
                                                                ----------------------------------------
                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
                                                                ------------------    ------------------
OPERATIONS
  Net investment income/(loss)                                     $     45,287          $     30,021
  Net realized gain/(loss) from investment transactions               1,927,462               176,502
  Net realized gain/(loss) from foreign currency
    translations                                                        (32,667)               (3,454)
  Change in net unrealized appreciation/(depreciation) on
    investments and foreign currency translations                     4,738,359               115,601
                                                                   ------------          ------------
  Net increase/(decrease) in net assets resulting from
    operations                                                        6,678,441               318,670
                                                                   ------------          ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                 (26,459)              (39,164)*
    Class I                                                                   -                     -
    Class C                                                                   -                     -
    Class Z                                                                   -                     -
  Net realized gains                                                          -                     -
    Class I                                                                   -                     -
    Class C                                                                   -                     -
    Class Z                                                                   -                     -
                                                                   ------------          ------------
  Net decrease from dividends and distributions                         (26,459)              (39,164)
                                                                   ------------          ------------
FUND SHARE TRANSACTIONS
  Shares sold                                                        39,085,269            20,963,976
    Class I                                                                   -                     -
    Class C                                                                   -                     -
    Class Z                                                                   -                     -
  Reinvested dividends and distributions                                 26,163                39,063
    Class I                                                                   -                     -
    Class C                                                                   -                     -
    Class Z                                                                   -                     -
  Shares repurchased                                                (14,089,724)          (10,319,543)
    Class I                                                                   -                     -
    Class C                                                                   -                     -
    Class Z                                                                   -                     -
                                                                   ------------          ------------
  Net increase/(decrease) from fund share transactions               25,021,708            10,683,496
                                                                   ------------          ------------
  Total net increase/(decrease) in net assets                        31,673,690            10,963,002
NET ASSETS
  Beginning of period                                                17,047,212             6,084,210
                                                                   ------------          ------------
  End of period                                                    $ 48,720,902          $ 17,047,212
                                                                   ============          ============

* The tax character of distributions to shareholders from net investment income for the period ending September 30, 2004 is ordinary income.


 42   Financial Statements

                ICON EUROPE FUND                     ICON INTERNATIONAL EQUITY FUND
    ----------------------------------------    ----------------------------------------
        YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
    SEPTEMBER 30, 2005    SEPTEMBER 30, 2004    SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
    ------------------    ------------------    ------------------    ------------------
       $    85,751           $   (27,710)          $    80,075           $     8,851
         2,088,483             1,242,857             2,007,770             3,949,314
           (97,702)                 (765)              (68,475)               (2,877)
         1,925,390               365,375             4,346,469            (1,455,011)
       -----------           -----------           -----------           -----------
         4,001,922             1,579,757             6,365,839             2,500,277
       -----------           -----------           -----------           -----------
                 -                     -                     -                     -
                 -                     -                     -                     -
                 -                     -                     -                     -
                 -                     -                     -               (57,934)*
                 -                     -                     -                     -
                 -                     -              (422,167)                    -
                 -                     -               (37,935)                    -
                 -                     -            (1,003,360)                    -
       -----------           -----------           -----------           -----------
                 -                     -            (1,463,462)              (57,934)
       -----------           -----------           -----------           -----------
        19,527,704             5,686,345                     -                     -
                 -                     -            10,807,776             3,425,609
                 -                     -             1,464,926               267,290
                 -                     -             5,520,800             3,833,056
                 -                     -                     -                     -
                 -                     -               407,049                     -
                 -                     -                36,352                     -
                 -                     -               994,866                57,394
        (8,112,955)           (8,702,471)                    -                     -
                 -                     -            (1,176,471)             (265,090)
                 -                     -              (248,111)              (75,175)
                 -                     -            (2,942,011)           (7,575,790)
       -----------           -----------           -----------           -----------
        11,414,749            (3,016,126)           14,865,176              (332,706)
       -----------           -----------           -----------           -----------
        15,416,671            (1,436,369)           19,767,553             2,109,637
         7,826,080             9,262,449            12,697,136            10,587,499
       -----------           -----------           -----------           -----------
       $23,242,751           $ 7,826,080           $32,464,689           $12,697,136
       ===========           ===========           ===========           ===========


                                                      Financial Statements    43

                                                                     ICON ASIA-PACIFIC REGION FUND
                                                                ----------------------------------------
                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
                                                                ------------------    ------------------
TRANSACTIONS IN FUND SHARES
  Shares sold                                                        3,865,936             2,524,850
    Class I                                                                  -                     -
    Class C                                                                  -                     -
    Class Z                                                                  -                     -
  Reinvested dividends and distributions                                 2,994                 4,835
    Class I                                                                  -                     -
    Class C                                                                  -                     -
    Class Z                                                                  -                     -
  Shares repurchased                                                (1,624,763)           (1,241,267)
    Class I                                                                  -                     -
    Class C                                                                  -                     -
    Class Z                                                                  -                     -
                                                                   -----------           -----------
  Net increase/(decrease)                                            2,244,167             1,288,418
                                                                   -----------           -----------
  Shares outstanding beginning of period                             2,086,349               797,931
                                                                   -----------           -----------
  Shares outstanding end of period                                   4,330,516             2,086,349
                                                                   ===========           ===========
PURCHASE AND SALES OF INVESTMENT SECURITIES
(excluding short-term securities)
  Purchase of securities                                           $53,438,824           $18,808,223
  Proceeds from sales of securities                                 30,360,825             8,416,715
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)           $    15,964           $    26,459
                                                                   ===========           ===========

The accompanying notes are an integral part of the financial statements.


 44   Financial Statements

                ICON EUROPE FUND                     ICON INTERNATIONAL EQUITY FUND
    ----------------------------------------    ----------------------------------------
        YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
    SEPTEMBER 30, 2005    SEPTEMBER 30, 2004    SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
    ------------------    ------------------    ------------------    ------------------
         1,406,104               505,470                     -                     -
                 -                     -               953,897               328,830
                 -                     -               131,856                24,806
                 -                     -               481,231               375,261
                 -                     -                     -                     -
                 -                     -                37,655                     -
                 -                     -                 3,420                     -
                 -                     -                91,777                 5,845
          (574,107)             (796,013)                    -                     -
                 -                     -              (104,200)              (25,473)
                 -                     -               (23,141)               (7,430)
                 -                     -              (260,880)             (762,885)
       -----------            ----------           -----------           -----------
           831,997              (290,543)            1,311,615               (61,046)
       -----------            ----------           -----------           -----------
           650,610               941,153             1,198,308             1,259,354
       -----------            ----------           -----------           -----------
         1,482,607               650,610             2,509,923             1,198,308
       ===========            ==========           ===========           ===========
       $33,678,756            $5,496,870           $41,768,432           $12,810,296
        24,639,660             8,124,419            28,810,442            13,098,694
       $   (35,841)           $     (757)          $    (4,090)          $         -
       ===========            ==========           ===========           ===========


                                                      Financial Statements    45

Financial Highlights

                                                   INCOME FROM INVESTMENT OPERATIONS
                                                ----------------------------------------
                                    NET ASSET      NET        NET REALIZED
                                     VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                    BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT
                                    OF PERIOD   (LOSS) (X)   ON INVESTMENTS   OPERATIONS
                                    ---------   ----------   --------------   ----------
ICON ASIA-PACIFIC REGION FUND
    Year Ended September 30, 2005    $ 8.17         0.03           3.08           3.11
    Year Ended September 30, 2004    $ 7.62         0.02           0.55           0.57
    Year Ended September 30, 2003    $ 5.68         0.04           1.90           1.94
    Year Ended September 30, 2002    $ 6.81        (0.19)         (0.91)         (1.10)
    Year Ended September 30, 2001    $10.25         0.07          (3.51)         (3.44)
ICON EUROPE FUND
    Year Ended September 30, 2005    $12.03         0.07           3.58           3.65
    Year Ended September 30, 2004    $ 9.84        (0.04)          2.23           2.19
    Year Ended September 30, 2003    $ 7.40        (0.02)          2.46           2.44
    Year Ended September 30, 2002    $ 8.13        (0.04)         (0.67)         (0.71)
    Year Ended September 30, 2001    $10.14         0.05          (2.06)         (2.01)
ICON INTERNATIONAL EQUITY FUND
  CLASS I
    Year Ended September 30, 2005    $10.59         0.04           3.25           3.29
    February 6, 2004 (inception)
      to September 30, 2004          $10.96         0.04          (0.41)         (0.37)
  CLASS C
    Year Ended September 30, 2005    $10.55        (0.14)          3.09           2.95
    February 19, 2004 (inception)
      to September 30, 2004          $11.29        (0.02)         (0.72)         (0.74)
  CLASS Z
    Year Ended September 30, 2005    $10.60         0.06           3.31           3.37
    Year Ended September 30, 2004    $ 8.41         0.01           2.24           2.25
    Year Ended September 30, 2003    $ 5.96         0.06           2.45           2.51
    Year Ended September 30, 2002    $ 7.24         0.04          (1.25)         (1.21)
    Year Ended September 30, 2001    $11.79         0.09          (3.31)         (3.22)

                                               LESS DIVIDENDS AND DISTRIBUTIONS
                                    -------------------------------------------------------
                                    DIVIDENDS    DISTRIBUTIONS                    TOTAL
                                     FROM NET      FROM NET                     DIVIDENDS
                                    INVESTMENT     REALIZED        RETURN          AND
                                      INCOME         GAINS       OF CAPITAL   DISTRIBUTIONS
                                    ----------   -------------   ----------   -------------
ICON ASIA-PACIFIC REGION FUND
    Year Ended September 30, 2005      (0.03)            -              -         (0.03)
    Year Ended September 30, 2004      (0.02)            -              -         (0.02)
    Year Ended September 30, 2003          -             -              -             -
    Year Ended September 30, 2002          -             -          (0.03)        (0.03)
    Year Ended September 30, 2001          -             -              -             -
ICON EUROPE FUND
    Year Ended September 30, 2005          -             -              -             -
    Year Ended September 30, 2004          -             -              -             -
    Year Ended September 30, 2003          -             -              -             -
    Year Ended September 30, 2002      (0.02)            -              -         (0.02)
    Year Ended September 30, 2001          -             -              -             -
ICON INTERNATIONAL EQUITY FUND
  CLASS I
    Year Ended September 30, 2005          -         (0.97)             -         (0.97)
    February 6, 2004 (inception)
      to September 30, 2004                -             -              -             -
  CLASS C
    Year Ended September 30, 2005          -         (0.97)             -         (0.97)
    February 19, 2004 (inception)
      to September 30, 2004                -             -              -             -
  CLASS Z
    Year Ended September 30, 2005          -         (0.97)             -         (0.97)
    Year Ended September 30, 2004      (0.06)            -              -         (0.06)
    Year Ended September 30, 2003          -         (0.06)             -         (0.06)
    Year Ended September 30, 2002      (0.04)            -          (0.03)        (0.07)
    Year Ended September 30, 2001          -         (1.33)             -         (1.33)

(x)  Calculated using the average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b)  Portfolio turnover is calculated at the Fund level.

The accompanying notes are an integral part of the financial statements.


 46   Financial Highlights

                                                                                          RATIO OF NET INVESTMENT
                                                               RATIO OF EXPENSES TO          INCOME TO AVERAGE
                                                               AVERAGE NET ASSETS(A)           NET ASSETS(A)
                                                             -------------------------   -------------------------
    NET ASSET                                AVERAGE NET       BEFORE         AFTER        BEFORE         AFTER
     VALUE,                 NET ASSETS,         ASSETS         EXPENSE       EXPENSE       EXPENSE       EXPENSE
     END OF      TOTAL     END OF PERIOD    FOR THE PERIOD   LIMITATION/   LIMITATION/   LIMITATION/   LIMITATION/
     PERIOD     RETURN *   (IN THOUSANDS)   (IN THOUSANDS)   RECOUPMENT    RECOUPMENT    RECOUPMENT    RECOUPMENT
    ---------   --------   --------------   --------------   -----------   -----------   -----------   -----------

     $11.25       38.12%      $48,721          $15,225          1.93%          N/A           0.30%          N/A
     $ 8.17        7.51%      $17,047          $14,976          1.91%          N/A           0.20%          N/A
     $ 7.62       34.15%      $ 6,084          $ 6,683          1.98%          N/A           0.68%          N/A
     $ 5.68     (16.29)%      $ 6,927          $12,142          1.66%          N/A         (0.23)%          N/A
     $ 6.81     (33.56)%      $19,684          $18,749          1.70%          N/A           0.75%          N/A

     $15.68       30.34%      $23,243          $16,665          1.85%          N/A           0.51%          N/A
     $12.03       22.26%      $ 7,826          $ 7,230          2.24%          N/A         (0.38)%          N/A
     $ 9.84       32.97%      $ 9,262          $ 6,774          1.87%          N/A         (0.29)%          N/A
     $ 7.40      (8.76)%      $ 4,619          $ 5,706          2.14%          N/A         (0.42)%          N/A
     $ 8.13     (19.82)%      $ 7,397          $ 7,935          1.96%          N/A           0.55%          N/A


     $12.91       32.90%      $15,376          $ 7,921          2.02%         1.97%          0.27%         0.32%

     $10.59      (3.38)%      $ 3,211          $ 1,960          2.32%          N/A           0.44%          N/A

     $12.53       29.56%      $ 1,622          $   643          4.52%         3.51%        (2.23)%        (1.22)%

     $10.55      (6.55)%      $   183          $   162          3.06%          N/A         (0.16)%          N/A

     $13.00       33.57%      $15,466          $12,184          1.68%         1.68%          0.51%         0.51%
     $10.60       26.79%      $ 9,303          $10,063          1.98%          N/A           0.03%          N/A
     $ 8.41       42.60%      $10,587          $ 8,571          2.00%          N/A           0.88%          N/A
     $ 5.96     (16.94)%      $ 8,222          $13,347          1.72%          N/A           0.48%          N/A
     $ 7.24     (30.29)%      $14,196          $18,204          1.65%          N/A           0.97%          N/A


         PORTFOLIO
     TURNOVER RATE (B)
     -----------------

          185.84%
           58.62%
           81.44%
           14.43%
           55.58%

          153.55%
           78.57%
          101.37%
           12.26%
           84.49%


          139.23%

          117.74%

          139.23%

          117.74%

          139.23%
          117.74%
           98.91%
           91.99%
           41.67%


                                                      Financial Highlights    47

Notes to Financial Statements

September 30, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Asia-Pacific Region Fund ("Asia-Pacific Region Fund"), ICON Europe Fund ("Europe Fund") and ICON International Equity Fund ("International Equity Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The International Equity Fund offers three classes of shares Class I, Class C and Class Z. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are 14 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Asia-Pacific Region Fund and Europe Fund primarily invest in companies whose principal business activities fall within specific regions. The investment objective of each Fund is long-term capital appreciation.

The Funds may have elements of risk, including the loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity, and small market share.

In addition, in the normal course of business the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

 48   Notes to Financial Statements

INVESTMENT VALUATION

The Funds' securities and other assets are valued at the closing price at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that (a) securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day; and (b) any foreign investments in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board of Trustees ("Board") to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Funds use pricing services to report the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/ dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. The valuation assigned to fair-valued securities for purposes of calculating a Fund's net asset value ("NAV") may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Prior to February 22, 2005, London closing exchange rates were used to convert foreign security values into U.S. dollars. After that date, currency rates as of the close of the New York Stock Exchange were used to convert foreign security values into U.S. dollars.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates

                                             Notes to Financial Statements    49
in other markets in determining fair value as of the time a Fund calculates its net asset value.

REPURCHASE AGREEMENTS

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the year ended September 30, 2005.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount

 50   Notes to Financial Statements
actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations. The Funds did not enter into any foreign currency contracts during the year ended September 30, 2005.

FUTURES CONTRACTS

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts during the year ended September 30, 2005.

OPTIONS TRANSACTIONS

Each Fund may write put and call options only if it owns an offsetting position in the underlying security. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund

                                             Notes to Financial Statements    51
exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Funds did not enter into any option transactions during the year ended September 30, 2005.

INCOME TAXES

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

INVESTMENT TRANSACTIONS

Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes security transactions are accounted for on trade date. Gains and losses on securities sold are determined on the basis of identified cost.

ALLOCATION OF INCOME AND EXPENSES

Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds based upon relative net assets. Each class of the International Equity Fund's bears expenses incurred specifically on its behalf

 52   Notes to Financial Statements
and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. In calculating the net asset value of the shares in the various classes of the International Equity Fund, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES

ICON Advisers, Inc. ("ICON") serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund's average daily net assets.

Effective May 1, 2005, ICON has contractually agreed to reimburse operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) of the International Equity Fund to the extent necessary to ensure that the Fund's operating expenses do not exceed 2.55% for Class C, 1.80% for Class I and 1.55% for Class Z. The International Equity Fund expense limitation will continue in effect until at least January 29, 2016. To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. The International Equity Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

For the year ended September 30, 2005, ICON's net reimbursement for the International Equity Fund was $10,556. This expense reimbursement is subject to recoupment by ICON based on a rolling three-year period.

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES

U.S. Bank, N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provided domestic custodial services, transfer agent services and fund accounting for the Funds for various portions of the year ended September 30, 2005. U.S. Bank served as the custodian until April 17, 2005 and the transfer agent until April 24, 2005. For these services, the Trust paid a fee for transfer agent services at an annual rate of 0.055% on the Trust's first $500 million of daily average net assets, 0.05% on the next $1 billion of average daily net assets, and 0.04% on the balance of average daily net assets in excess of $1.5 billion. U.S. Bancorp served as the fund accountant until March 31, 2005, for which they were paid a fund accounting fee at an annual rate of 0.1025% on the Trust's first $500 million of average daily net assets, 0.0875% on the next $500 million of average daily net assets, and 0.05% on

                                             Notes to Financial Statements    53
the balance of average daily net assets in excess of $1 billion for these services. The Funds also paid for various out-of-pocket costs incurred by U.S. Bank and U.S. Bancorp.

U.S. Bancorp had entered into an agreement with JP Morgan Chase Co. ("Chase") on behalf of the Funds to provide international custodial services. The Funds paid an annual rate of 0.125% of average daily net assets plus a per trade transaction cost for these custodial services.

Effective April 1, 2005, the Trust retained BISYS Fund Services Ohio, Inc. ("BISYS") as Fund Accounting Agent for the Funds. For its services, the Trust pays BISYS 0.03% on the first $1.75 billion of Trust Assets, 0.0175% on assets over $1.75 billion and up to $5 billion, and 0.01% on assets in excess of $5 billion.

Effective April 18, 2005, the Trust retained Brown Brothers Harriman ("BBH") as custodian of the Trust's investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Effective April 25, 2005, the Trust retained Boston Financial Data Services, Inc. as the Trust's transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

ADMINISTRATIVE SERVICES

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities. This agreement provides for an annual fee to ICON of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

For the period October 1, 2004 through March 31, 2005, U.S. Bancorp provided sub-administration services to ICON for a sub-administration fee of 0.02% on the Trust's first $1.5 billion of average daily net assets and 0.015% on assets above $1.5 billion, subject to a minimum annual fee of $140,000. Effective April 1, 2005, ICON entered into a sub-administration agreement with BISYS pursuant to which BISYS assists ICON with the administration and business affairs of the


 54   Notes to Financial Statements

Trust. For its services, ICON pays BISYS at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

DISTRIBUTION FEES

The International Equity Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Funds are authorized to compensate the Funds' distributor, ICON Distributors, Inc. ("IDI") (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class I shareholders of the International Equity Fund pay an annual 12b-1 and service fee of 0.25% of average daily net assets. The Class C shareholders of the International Equity Fund pay an annual 12b-1 and service fee of 1.00% of average daily net assets.

RELATED PARTIES

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, "CCO") receive no compensation from the Funds. The CCO's salary is paid 90% by the Funds and 10% by the Adviser. For the year ended September 30, 2005, the total related amounts paid by the Trust under this agreement are included in Other Expenses on the Statement of Operations.

3. LINE OF CREDIT

Effective April 18, 2005, the Funds entered into Lines of Credit agreements with BBH; the maximum borrowing is limited to 25% of eligible securities held by the portfolio subject to a maximum borrowing limit by the Trust of $115 million. Interest is charged at LIBOR plus 2.00% which was 5.86% at September 30, 2005.

                                                              AVERAGE BORROWING
-------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund                                     $198,875
ICON Europe Fund**                                                 291,875
ICON International Equity Fund**                                   210,493

** Fund had outstanding borrowings as of September 30, 2005.

4. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

                                             Notes to Financial Statements    55

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryforwards as of September 30, 2005 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions.

                                                       AMOUNT       EXPIRATION DATE
-------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund                        $2,249,864    September 30, 2007
                                                      3,254,268    September 30, 2009
                                                      1,330,946    September 30, 2010
                                                        952,529    September 30, 2011

During the year ended September 30, 2005 the ICON Asia-Pacific Region Fund and the ICON Europe Fund utilized capital loss carryforwards of $1,844,287 and $832,262, respectively.

The tax characteristics of dividends paid to shareholders during the fiscal year ended September 30, 2005, were as follows:

                                                                                 TOTAL
                                     ORDINARY   NET LONG-    TOTAL TAXABLE   DISTRIBUTIONS
FUND                                  INCOME    TERM GAINS   DISTRIBUTIONS       PAID
------------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund        $26,459    $       -     $   26,459      $   26,459
ICON International Equity Fund        66,857    1,396,605      1,463,462       1,463,462

As of September 30, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

                                                                                                        TOTAL
                       UNDISTRIBUTED   UNDISTRIBUTED                 ACCUMULATED      UNREALIZED     ACCUMULATED
                         ORDINARY        NET LONG-     ACCUMULATED   CAPITAL AND     APPRECIATION     EARNINGS
FUND                      INCOME        TERM GAINS      EARNINGS     OTHER LOSSES   (DEPRECIATION)   (DEFICITS)
----------------------------------------------------------------------------------------------------------------
ICON Asia-Pacific
 Region Fund             $ 85,846       $        -     $   85,846    $(7,787,607)     $6,322,977     $(1,378,784)
ICON Europe Fund                -        1,280,887      1,280,887        (35,841)      3,344,804       4,589,850
ICON International
 Equity Fund              796,102        1,303,681      2,099,783              -       5,563,970       7,663,753


 56   Notes to Financial Statements

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal tax purposes as of September 30, 2005, are noted below. Unrealized appreciation (depreciation) in the table below exclude appreciation (depreciation) on foreign currency transactions.

                                          UNREALIZED      UNREALIZED     NET APPRECIATION
          FUND                COST       APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
-----------------------------------------------------------------------------------------
ICON Asia-Pacific Region
  Fund                     $42,184,077    $6,537,393      $(205,287)        $6,332,106
ICON Europe Fund            19,740,836     3,474,286       (135,491)         3,338,795
ICON International Equity
  Fund                      27,394,665     5,688,439       (115,032)         5,573,407


                                             Notes to Financial Statements    57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON Foreign Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Asia-Pacific Region Fund, ICON Europe Fund and ICON International Equity Fund (three of the portfolios constituting ICON Funds, hereafter referred to as the "Funds") at September 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
November 22, 2005


 58   Report of Accounting Firm

                                 Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 17 ICON Funds (the "Funds"). The Board is responsible for general oversight of the Funds' business and for assuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign or are not re-elected.

INTERESTED TRUSTEE

CRAIG T. CALLAHAN, 54, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. ("ICON Advisers"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. ("IDI"), the Funds' Distributor, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of ICON Management & Research Corporation ("IM&R"), the parent company of ICON Advisers and IDI.

INDEPENDENT TRUSTEES

GLEN F. BERGERT, 55. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); DDP Inc., an insurance company (1998 to present); and Delta Reinsurance Corporation (2000 to present).

JOHN C. POMEROY, JR., 56. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager of Trinity Investment Management Corporation (1989 to 2001).

GREGORY KELLAM SCOTT, 57. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott was Senior Vice President -- Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott is also a member of the National Board of Directors of the Constituency for Africa (1997 to present) and serves as Executive Director of Indiana Civil Rights Commission (2005-present).

                                                     Trustees and Officers    59

(unaudited)

R. MICHAEL SENTEL, 57. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission's Division of Enforcement and became a branch chief. Later he served as the section chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

JONATHAN F. ZESCHIN, 52. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and was Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to 2002). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin was previously a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to 2004); and was previously a Director of the Wasatch Funds (2002 to 2004).

THE OFFICERS OF THE FUNDS ARE:

CRAIG T. CALLAHAN, 54. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers' President (1998 to present) and served as the Chief Investment Officer (1991 to 2004). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan is also the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of IM&R.

ERIK L. JONSON, 56. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception and from May 20, 2005 to November 15, 2005 acting Secretary. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).


 60   Trustees and Officers

                                                   Other Information (unaudited)

ALL FUNDS

RENEWAL OF INVESTMENT ADVISORY AGREEMENT.

In determining to renew the investment advisory agreements between ICON Funds (the "Trust") and ICON Advisers, Inc. ("ICON" or the "Adviser") the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust's Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, Foreign and Core Equity Funds) and under the Trust's Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the Specialty Funds -- Bond, Covered Call, Equity Income and Long/Short Funds) (collectively, the "Advisory Agreements"). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 8, 2005, the Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2005.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information and also met with management to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of the Adviser's investment personnel, the Adviser's compliance programs, the Adviser's brokerage practices, including the extent to which the Adviser obtains research through "soft dollar" arrangements with the Funds' brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

                                                         Other Information    61

Other Information (continued) (unaudited)

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates. The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board concluded that the profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

The Board of Trustees' considered:

1. In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON's staffing, systems and facilities. The Board also assessed ICON's non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

     A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds;

     B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to ICON's investment and trading departments; and

     C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees.

2. In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by ICON and its related companies from the relationship with the Trust, the Board considered the Lipper comparative data, data concerning ICON's soft-dollar arrangements, data from independent reviews of compliance procedures, costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated

 62   Other Information
profitability analyses which had been provided by ICON, other benefits to ICON from serving as the Funds' adviser, and ICON's financial statements.

     A. With respect to the soft-dollar arrangements the Board assessed all facets of the arrangements -- including the quality of trade execution. It was noted that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions and that such research assists ICON in providing quality investment advisory services to the Funds and other accounts to which it provides advisory services. The Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

     B. The Board noted that ICON benefits from serving directly as investment adviser and administrative agent, and through its affiliate, as the principal underwriter for the Funds. With respect to the distribution services, the Board noted that proceeds of the Trust's distribution plans pursuant to Rule 12b-1 under the 1940 Act for the International Equity and Specialty Funds are paid to ICON's affiliate and that the distributor has not profited from plan proceeds as all of the proceeds have been or will be used to cover distribution and marketing expenses. In this regard, the Trustees noted that marketing efforts have been successful as evidenced by Fund asset levels. With respect to the administrative fee paid to ICON, the Board reviewed the comparative data related to those services. The Board also considered the compliance experience in these service areas and concluded that the services provided by ICON and its affiliates to the Funds are satisfactory and that the profits derived from providing the services are competitive and reasonable.

     C. The Board also noted the risks assumed by ICON in providing investment advisory, distribution and administrative services (including compliance) to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Funds is made with the recognition that the Funds' advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

3. In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from Lipper, Inc. concerning funds of similar size and funds of larger size, as well as data concerning ICON's other clients:

     A. In this regard the Board noted that the Trust had recently changed fund accounting, transfer agent and custodial service providers; and that the expense numbers in the comparative data did not reflect the lower fees to be charged by the current service providers.


                                                         Other Information    63

Other Information (continued) (unaudited)

     B. The advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly-managed funds as set forth in the comparative data.

     It was noted that contractual advisory fees for the Sector Funds were higher than fees for similar funds; but that the Sector Funds' expense ratios were competitive and in most instances lower than those of similarly-managed Funds.

     It was noted that contractual advisory fees for the International Funds were above the average fees for similar funds; and that the Funds' expense ratios were competitive in light of their size.

     It was noted that contractual advisory fees for the Specialty Funds were in line with fees for similar funds; and that, with the exception of the Bond Fund, the Specialty Funds' expense ratios were lower than those of similarly-managed Funds.

     It was noted that contractual advisory fee for the Core Equity Fund was below the average fee for similar funds; and that its expense ratio was lower than those of similarly-managed Funds.

     C. In connection with assessing advisory fees and expense ratios it was noted ICON has contractually agreed to impose expense limitations on the International Equity and the Specialty Funds at a cost to ICON.

     D. It was noted that generally the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed Funds; however, to the extent such fees are lower, it is due to the fact that such accounts are less costly for ICON to manage. ,

     E. It was noted that the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and may well be lower than fees arrived solely from such arm's-length negotiation.

4. The Board considered the extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund's fees reflect these economies of scale for the benefit of Fund shareholders. In the regard the Board noted the Adviser's commitment to establish breakpoints in its investment advisory fees at elevated asset levels commencing during the next fiscal year.

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the advisory agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would

 64   Other Information
perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm's length in light of the circumstances.

SUPPLEMENTAL TAX INFORMATION

For the fiscal year ended September 30, 2005, the following Funds paid qualified dividend income of:

                            FUND                              AMOUNT
---------------------------------------------------------------------
ICON Asia-Pacific Region Fund                                 $26,459
ICON International Equity Fund                                 66,857

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

                            FUND                                  AMOUNT
------------------------------------------------------------------------
ICON International Equity Fund                                $1,396,605


                                                         Other Information    65

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures the ICON Funds use to vote proxies is available at www.iconadvisers.com; without charge upon request by calling 1-800-764-0442; or on the SEC's website at www.sec.gov.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov.

FOR MORE INFORMATION

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

[ICON FUNDS LOGO]

For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 55452
                                            Boston, MA 02205-8165

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

[ICON FUNDS LOGO]

1-800-764-0442
www.iconadvisers.com

                                                           I-148-FOR

                                                            . 2005 Annual Report

                                                               Investment Update
                                                               ICON SECTOR FUNDS

                                                ICON CONSUMER DISCRETIONARY FUND
                                                                ICON ENERGY FUND
                                                             ICON FINANCIAL FUND
                                                            ICON HEALTHCARE FUND
                                                           ICON INDUSTRIALS FUND
                                                ICON INFORMATION TECHNOLOGY FUND
                                          ICON LEISURE AND CONSUMER STAPLES FUND
                                                             ICON MATERIALS FUND
                                         ICON TELECOMMUNICATION & UTILITIES FUND

                                                               [ICON FUNDS LOGO]

                                                               Table of Contents

ABOUT THIS REPORT (UNAUDITED)                                     2

MESSAGE FROM ICON FUNDS (UNAUDITED)                               4

MANAGEMENT OVERVIEW (UNAUDITED) AND SCHEDULE OF INVESTMENTS
  ICON Consumer Discretionary Fund                                7
  ICON Energy Fund                                               13
  ICON Financial Fund                                            20
  ICON Healthcare Fund                                           26
  ICON Industrials Fund                                          33
  ICON Information Technology Fund                               40
  ICON Leisure and Consumer Staples Fund                         47
  ICON Materials Fund                                            53
  ICON Telecommunication & Utilities Fund                        59

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE (UNAUDITED)               67

FINANCIAL STATEMENTS                                             70

FINANCIAL HIGHLIGHTS                                             78

NOTES TO FINANCIAL STATEMENTS                                    82

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          92

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)                  93

OTHER INFORMATION (UNAUDITED)                                    95

[RECYCLE LOGO]

About This Report (unaudited)

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends, capital gain distributions, and tax return of capital. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions, and portfolio holdings as of September 30, 2005, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security, or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's holdings as of September 30, 2005 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology primarily considers financial data, various company factors may impact a stock's performance, and therefore, Fund performance.

There are risks associated with mutual fund investing, including the loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market and currency risks. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.


 2   About This Report

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

- The unmanaged Standard & Poor's (S&P) Super Composite 1500 Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

- The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by S&P.

- The unmanaged NASDAQ Composite ("NASDAQ") Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

- The unmanaged Merrill Lynch 1-Year U.S. Treasury Bill Index consists of a single issue with the longest maturity. The issue is replaced on a monthly basis to maintain the characteristics of the index.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet Research Systems.


                                                          About This Report    3

Message from ICON Funds (unaudited)


--------------------------------------------------------------------------------
Equity markets proved especially volatile during the period, retreating when concerns intensified, then rallying when anxiety abated.
--------------------------------------------------------------------------------

Thank you for your continued investment in the ICON Sector Funds and welcome to those of you receiving this report for the first time.

As you may know, ICON employs bottom-up industry rotation in pursuit of industries which our system indicates are poised to outperform the broader market. While we are recognized for our Sector Funds, we invite you to also consider the ICON U.S. Diversified Funds and the ICON Foreign Funds, depending on your investment objectives, risk tolerance and time horizon. No matter which ICON Fund you choose, such as the ICON Core Equity Fund, ICON Long/Short Fund or ICON Asia-Pacific Region Fund, each is powered by ICON's disciplined, value-based system.

CLIMBING A WALL OF WORRY

Of the many sayings associated with the financial markets, one of my favorites is "Wall Street climbs a wall of worry." Given the market's performance over the past year, one would be hard pressed to find fault with such a claim.

Although stocks recorded solid gains over the course of the Funds' fiscal year, the path was fraught with numerous difficulties. Investors grappled with uncertainties stemming from rising oil prices and monetary tightening, mostly centered on conflicting fears of economic slowdown and mounting inflation. Equity markets proved especially volatile in this setting, retreating when concerns intensified, then rallying when anxiety abated.

This was particularly evident during Hurricanes Katrina and Rita, as investors reacted to day-to-day, even minute-to-minute, fluctuations in oil futures. However, it is our view that these price swings were the result of amateur macroeconomic conjecture that was inconsistent with professional analysts who specialize in forecasting corporate earnings.

AVOIDING THE GUESSING GAME

When analyzing individual stocks, two of the key variables we apply to our valuation equation include estimated average earnings per share (EPS) and estimated long-term earnings growth rates (LTG). In order to ensure the most realistic projections, ICON Advisers subscribes to the highly respected Thomson Financial I/B/E/S database service, which surveys equity analysts for their estimates of future corporate earnings and respective growth rates.

Based on these estimates, the fallout from Katrina and Rita has resulted in slight near-term revisions to quarterly EPS, but few modifications to the LTG that we consider. In our equation, marginal EPS adjustments over one or two quarters typically have a negligible impact on overall value. Given the steady outlook for LTG, analysts view the storms' effects as temporary and not a threat to our current valuation calculations or long-term growth forecasts.

 4   Message from ICON Funds

    We frequently see events that affect near-term earnings per share but seldom trigger a change in our analysis of the forward five-year growth outlook.

                                                       [CRAIG T. CALLAHAN PHOTO]

                                                       Craig T. Callahan

                                                       President

--------------------------------------------------------------------------------
Our experience tells us to stick with computing value and not react to events that do not impact our estimate of intrinsic value.
--------------------------------------------------------------------------------


We frequently see events that affect one or two quarters of EPS but seldom trigger a change in our analysis of the forward five-year growth outlook. Investors often react, incorrectly we believe, to those events and tilt their portfolios toward areas that are instinctively poised to benefit, irrespective of known fundamentals. ICON does not participate in that guessing game. Our experience tells us to stick with computing value and not react to events that do not impact our estimate of intrinsic value. As a result, we made no changes to Fund compositions based strictly on damage attributed to the hurricanes.

A MORE UNIFORM DISTRIBUTION OF VALUE

At period-end, the average value-to-price ratio (V/P) for our domestic equity database indicated that stocks were priced at 20% below our estimate of fair value. In other words, we believe prices would need to advance 20% on average in order to reach fair value.

That being said, markets rarely move in a straight line and random news events can in fact disrupt a move to the upside. Moreover, value is a moving target and highly susceptible to changes in earnings, growth rates, risk, and interest rates. Despite all these variables, valuation gaps are expected, whereas external events and their impact are generally unpredictable.

What are current valuation gaps telling us? Looking at the benchmark S&P 1500 Index, we are seeing a significant increase in the average V/P for large-cap stocks for the first time since 1997. Although we define industry leadership by value and relative strength and not by market capitalization, a more uniform distribution of value suggests that an upward move from here could be very broad and include the long-lagging large-cap segment.

Since the Energy-, Healthcare-, Utilities-, and Materials-related industries we have favored during the past year have featured small- and mid-cap companies, our value-driven avoidance of large-caps proved beneficial. However, given a significant portion of the rally since October 2002 had a low-quality bias, our penchant for holding high-quality companies may have detracted from overall returns. Should large-caps ultimately come back into favor, we are tilted more heavily toward them than we have been historically. Should high-quality

                                                    Message from ICON Funds    5

Message from ICON Funds (continued) (unaudited)

companies return to their historical risk-adjusted leadership, the Funds are well-situated to take advantage of their strength.

OVERPRICED INDUSTRIES ARE FEW

We continue to see positive trends in corporate earnings, economic fundamentals and company valuations, and believe the setting looks favorable for a broad move to the upside. Our analysis shows that overpriced industries are few and far between, even within the Energy sector, yet we believe there appears to be a lack of leadership among Consumer-related industries, though value is widespread.

In closing, we wish to thank you for the privilege of guiding you through these challenging markets. For current market updates, as well as up-to-date Fund performance and account information, we invite you to visit our website at www.iconadvisers.com.

Yours truly,

/s/ Craig T. Callahan
Craig T. Callahan, DBA

Chairman of the Board of Trustees and President of the Adviser

Consider the investment objectives, risks, charges, expenses, and share classes of each ICON Fund carefully before investing. The prospectus contains this and other information about the Funds and is available by visiting www.iconadvisers.com or calling 1-800-764-0442. Please read the prospectus carefully before investing.

There are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. An investment in a region fund may involve greater risk and volatility than a more diversified fund. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

 6   Message from ICON Funds

                                                             Management Overview

                                                ICON Consumer Discretionary Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                  100.4%
Top 10 Equity Holdings                                                     29.3%
Number of Stocks                                                              58
Short-Term Investments                                                      0.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2005
Lowe's Cos., Inc.                                                           4.3%
The Home Depot, Inc.                                                        3.3%
Harman International Industries, Inc.                                       3.3%
Target Corp.                                                                2.9%
Best Buy Co., Inc.                                                          2.9%
O'Reilly Automotive, Inc.                                                   2.8%
V.F. Corp.                                                                  2.7%
Jos. A. Bank Clothiers, Inc.                                                2.5%
Eagle Materials, Inc.                                                       2.3%
eBay, Inc.                                                                  2.3%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Consumer Discretionary Fund appreciated 7.17% for the fiscal year ended September 30, 2005, outpacing the 6.62% return of its sector-specific benchmark, the S&P 1500 Consumer Discretionary Index, yet trailing the 13.45% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of September 30, 2005 appear on page 11.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. A value-driven, active investment style at the industry level enabled the Fund to be favorably positioned throughout the fiscal year. While this contributed to positive relative performance versus the sector-specific benchmark, much of the Fund's advance was recorded during the fourth quarter of 2004, a generally conducive period for cyclically oriented consumer industries.

   As this theme weakened in calendar year 2005 on concerns that rising oil prices and higher short-term interest rates would curb consumer spending, the Fund lost ground but continued to post reasonable gains. Nevertheless, Consumer Discretionary issues failed to keep pace with upside moves in the broader market, which generally favored more defensive-oriented sectors.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as we believe these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of historical and projected earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of valuation with relative strength (RS), we aim to capture leading industry themes that we believe are poised to outperform the sector benchmark.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Rising oil prices and ongoing monetary tightening dominated the investment environment during the fiscal year, creating a volatile setting for Consumer Discretionary issues. Over the course of the reporting period, crude oil futures climbed in excess of $16 a barrel to more than $66 a barrel by period-end, a 33% increase. At the same time, the Federal Reserve, in an


                                                        Management Overview    7

ICON Consumer Discretionary Fund

   attempt to stave off any hint of future inflation, continued to raise short-term interest rates to 3.75% at year-end from 1.75% in October 2004.

   Against this backdrop, the S&P 1500 Consumer Discretionary Index rallied sharply from mid-October 2004 through the end of the calendar year, as investors appeared to temporarily set aside their oil- and inflation-related concerns. However, as these distractions resurfaced at the start of 2005, the index fell sharply on worries that higher energy prices would inhibit consumer spending. Although the broader market rebounded following a mid-April low, spending fears continued to weigh heavily on Consumer Discretionary issues, limiting gains for both the Fund and its sector-specific benchmark.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Among the industries that contributed to Fund performance were homebuilding, footwear and apparel retail, which on average comprised almost one-third of net assets, while accounting for nearly all of the Fund's fiscal-year total return. As the largest overall industry weight, on average, apparel retail held up well for most of the year before indiscriminate selling caused it to retreat late in the period. Homebuilding, on the other hand, remained strong throughout, as builders continued to benefit from historically low mortgage rates and generally favorable economic conditions.

   Such was the case for residential homebuilder Toll Brothers Inc., which generated record revenue and share earnings in line with demographic-driven demand for new homes. Building Materials Holding Corp., an operator of retail centers aimed at professional contractors, also turned in a strong showing, citing robust sales gains and improving gross margins. Elsewhere, specialty retailer Abercrombie & Fitch Co. reported impressive financial results thanks to strong brand loyalty and double-digit comparable-store sales.

   In contrast, principal industry detractors included homefurnishing retail, automobile manufacturers and specialty stores. Although specialty stores on average was the most heavily weighted of the three, homefurnishing retail and automobile manufacturers inflicted appreciably more damage as relative strength faltered during the period.

   As for individual detractors, specialty retailer Hot Topic Inc. came under pressure when management slashed its earnings guidance due to a projected drop-off in same-store sales. Recreational vehicle manufacturer Winnebago Industries Inc. also trended lower as weakening demand diminished the company's top and bottom lines. Meanwhile, higher operating costs and weather-related revenue shortfalls eroded profits for homefurnishing retailer Cost Plus Inc. All three were ultimately sold on declining relative strength.

 8   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE CONSUMER DISCRETIONARY SECTOR?

A. Heading into the new fiscal year, the Consumer Discretionary sector is, according to our analysis, the most undervalued of the nine sectors we track. Our quantitative analysis indicates that the intrinsic value of companies within the sector remains well above where their stocks are currently trading. While we cannot predict such a move, or its timing if one were to occur, we believe that ongoing concerns regarding energy prices and interest rates will ultimately give way to fundamental value. If this should come to pass, Consumer Discretionary issues could easily transform into next year's market leaders.

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- The Fund's value-driven, active investment style at the industry level contributed to positive relative performance versus the sector-specific benchmark.

- Among the industries that contributed to performance were homebuilding, footwear and apparel retail, which together accounted for most of the Fund's fiscal-year total return.

- Principal industry detractors included homefurnishing retail, automobile manufacturers and specialty stores, with the latter two inflicting appreciably more damage as relative strength declined.

- Stocks that boosted Fund performance included Abercrombie & Fitch Co., Toll Brothers Inc. and Building Materials Holding Corp.

- Holdings that detracted from fiscal-year Fund performance included Hot Topic Inc., Winnebago Industries Inc and Cost Plus Inc.


                                                        Management Overview    9

ICON Consumer Discretionary Fund

INDUSTRY COMPOSITION
as of September 30, 2005

                      Apparel Retail  10.5%
                       Home Building  10.0%
             Home Improvement Retail  9.5%
                   Automotive Retail  7.9%
  Apparel Accessories & Luxury Goods  7.6%
                      Catalog Retail  6.8%
              Auto Parts & Equipment  6.1%
            Automobile Manufacturers  5.6%
              Construction Materials  4.2%
                   Department Stores  3.5%
                Consumer Electronics  3.2%
       Specialized Consumer Services  3.0%
       Computer & Electronics Retail  2.9%
          General Merchandise Stores  2.9%
            Housewares & Specialties  2.9%
                    Specialty Stores  2.6%
                            Footwear  2.5%
                     Internet Retail  2.3%
              Home Furnishing Retail  1.9%
                  Education Services  1.3%
                             Tobacco  1.2%
                        Distributors  0.8%
                         Advertising  0.6%
              Packaged Foods & Meats  0.6%

Percentages are based upon net assets.


 10   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2005

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       7/9/97
-----------------------------------------------------------------------------------------
ICON Consumer Discretionary Fund                      7.17%        8.08%        4.11%
-----------------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index                 6.62%        1.79%        6.48%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        13.45%       -0.46%       6.01%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2005
[LINE GRAPH]

                                                      ICON CONSUMER             S&P 1500 CONSUMER
                                                   DISCRETIONARY FUND          DISCRETIONARY INDEX           S&P 1500 INDEX
                                                   ------------------          -------------------           --------------
7/9/97                                                    10000                       10000                       10000
                                                          10970                       10892                       10597
                                                           9810                       11268                       10852
                                                          11141                       13276                       12321
                                                          10851                       14327                       12620
9/30/98                                                    7870                       11778                       11262
                                                          10360                       15109                       13709
                                                          10032                       16371                       14207
                                                          11067                       17232                       15312
9/30/99                                                    9899                       15612                       14339
                                                          10851                       18199                       16485
                                                          10503                       17620                       16994
                                                           9796                       16082                       16554
9/30/00                                                    9448                       15341                       16548
                                                           9602                       14752                       15338
                                                           9756                       13937                       13550
                                                          11363                       15401                       14440
9/30/01                                                    9172                       12045                       12290
                                                          12120                       14467                       13705
                                                          13379                       14959                       13837
                                                          13604                       13358                       12059
9/30/02                                                   10360                       11065                        9976
                                                           9806                       11319                       10786
                                                           9080                       11069                       10425
                                                          11413                       13277                       12064
9/30/03                                                   12068                       13661                       12439
                                                          13768                       15642                       13976
                                                          14176                       16036                       14275
                                                          14094                       15910                       14523
9/30/04                                                   12999                       15725                       14251
                                                          14534                       17895                       15624
                                                          14207                       17079                       15313
                                                          14750                       17108                       15576
9/30/05                                                   13932                       16766                       16168

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    11

Schedule of Investments

ICON Consumer Discretionary Fund
September 30, 2005

SHARES                                 VALUE
--------------------------------------------
COMMON STOCKS (100.4%)
 55,300    Aaron Rents, Inc.    $  1,169,595
 72,000    Advance Auto Parts,
           Inc.(a)                 2,784,960
136,100    Aftermarket
           Technology Corp.(a)     2,502,879
 26,900    Altria Group, Inc.      1,982,799
121,900    Ann Taylor Stores
           Corp.(a)                3,236,445
 43,100    AutoZone, Inc.(a)       3,588,075
113,150    Best Buy Co., Inc.      4,925,419
 64,900    BorgWarner, Inc.        3,664,254
 71,900    Brown Shoe Co.,
           Inc.                    2,372,700
 15,100    Building Materials
           Holding Corp.           1,407,169
106,900    Cache, Inc.(a)          1,628,087
 70,600    Cavco Industries,
           Inc.(a)                 2,561,368
 15,600    Centex Corp.            1,007,448
137,400    Coldwater Creek,
           Inc.(a)                 3,465,228
106,666    D.R. Horton, Inc.       3,863,443
 64,500    DaimlerChrysler AG      3,426,240
 32,700    Eagle Materials,
           Inc.                    3,968,799
 94,500    eBay, Inc.(a)           3,893,400
 66,600    Education
           Management Corp.(a)     2,147,184
 51,000    Federated
           Department Stores,
           Inc.                    3,410,370
 31,100    Fortune Brands,
           Inc.                    2,529,363
158,200    Gentex Corp.            2,752,680
 75,100    Gildan Activewear,
           Inc. - Class A(a)       2,871,073
 54,100    Harman
           International
           Industries, Inc.        5,532,807
 68,900    Insight
           Enterprises,
           Inc.(a)                 1,281,540
 16,800    J & J Snack Foods
           Corp.                     971,040
202,700    J. Jill Group,
           Inc.(a)                 3,206,714
116,300    Jackson Hewitt Tax
           Services, Inc.          2,780,733
 98,000    Jos. A. Bank
           Clothiers, Inc.(a)      4,235,560
 46,200    Keystone Automotive
           Industries, Inc.(a)     1,331,022
 52,100    Kohl's Corp.(a)         2,614,378

SHARES                                 VALUE
--------------------------------------------
 45,800    Lafarge North
           America, Inc.        $  3,096,538
113,800    Lowe's Cos., Inc.       7,328,720
 53,600    M/I Homes, Inc.         2,908,336
 59,200    Matthews
           International
           Corp. - Class A         2,237,168
 22,600    Nike, Inc. - Class
           B                       1,845,968
170,200    O'Reilly
           Automotive, Inc.(a)     4,796,236
 63,800    Oxford Industries,
           Inc.                    2,878,656
 78,100    Pacific Sunwear of
           California, Inc.(a)     1,674,464
 89,200    Pulte Homes, Inc.       3,828,464
177,200    Quiksilver, Inc.(a)     2,560,540
 41,800    Ryland Group, Inc.      2,859,956
117,550    Staples, Inc.           2,506,166
 58,500    Talbots, Inc.           1,750,320
 95,300    Target Corp.            4,948,929
 89,500    The Cato Corp.          1,783,735
145,500    The Home Depot,
           Inc.                    5,549,370
 71,900    The Sherwin-
           Williams Co.            3,168,633
 67,400    The Sports
           Authority, Inc.(a)      1,984,256
134,600    The Sportsman's
           Guide, Inc.(a)          3,674,580
 89,100    Thor Industries,
           Inc.                    3,029,400
 33,800    Toyota Motor
           Corp. - ADR             3,122,106
105,500    Tupperware Corp.        2,403,290
 65,800    United Auto Group,
           Inc.                    2,174,032
110,600    Urban Outfitters,
           Inc.(a)                 3,251,640
 77,900    V.F. Corp.              4,515,863
 24,700    Valassis
           Communications,
           Inc.(a)                   962,806
 54,600    Williams-Sonoma,
           Inc.(a)                 2,093,910
                                ------------
TOTAL INVESTMENTS 100.4%
(COST $157,856,022)              170,046,854
LIABILITIES LESS OTHER ASSETS
(0.4)%                              (625,092)
                                ------------
TOTAL NET ASSETS 100.0%         $169,421,762
                                ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
ADR American Depositary Receipt


 12   Schedule of Investments

                                                             Management Overview

                                                                ICON Energy Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                   96.0%
Top 10 Equity Holdings                                                     28.9%
Number of Stocks                                                              69
Short-Term Investments                                                      2.7%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2005
Petroleo Brasileiro S.A. - ADR                                              4.3%
Ultra Petroleum Corp.                                                       3.6%
Grant Prideco, Inc.                                                         3.1%
National-OilWell Varco, Inc.                                                2.9%
Patterson-UTI Energy, Inc.                                                  2.8%
Nabors Industries, Ltd.                                                     2.7%
Cal Dive International, Inc.                                                2.5%
Petro-Canada                                                                2.5%
Unit Corp                                                                   2.3%
Suncor Energy, Inc.                                                         2.2%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Energy Fund appreciated 54.79% for the fiscal year ended September 30, 2005, outpacing the 49.95% return for its sector-specific benchmark, the S&P 1500 Energy Index and the 13.45% return of its broad benchmark, the S&P 1500 Index. Total returns for other periods as of September 30, 2005 appear on page 17.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Although a positive correlation between crude oil prices and energy stock prices benefited the Fund during the period, industry selection played a more crucial role in outperforming the S&P 1500 Energy Index. Initially, our valuation-related lack of exposure to bellwether integrated oil & gas companies worked against Fund performance, as Exxon Mobil, Occidental Petroleum and ConocoPhillips led the large-cap dominated index higher. The Fund also failed early in the period to benefit from leading industry group oil & gas refining & marketing, as our valuation model deemed it too rich to warrant meaningful exposure during the second half of the reporting period.

   However, as leadership shifted to the more heavily weighted oil & gas exploration & production, oil & gas equipment & services and oil & gas drilling industries late in the period, the Fund gained momentum and surpassed its benchmark. Much of this upward move reflected strength in medium-capitalization stocks, in which the Fund maintained an overweight position relative to its narrow benchmark. While not a primary consideration of the Fund's investment process, this valuation-driven focus on mid-caps proved advantageous to fiscal-year returns.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as we believe these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of historical and projected earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of value with relative strength (RS), we aim to capture leading industry themes that we believe are poised to outperform the sector benchmark.

                                                       Management Overview    13

ICON Energy Fund

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. As continued strong demand in the face of limited supply pushed crude oil prices higher, Energy sector earnings strengthened, providing the necessary support for stock prices to trend higher. Rising demand among developing countries such as China and India further strained the delicate balance, as did temporary drilling, refining and shipping disruptions caused by Hurricanes Katrina and Rita. While headline risks and the ensuing fears of economic slowdown and mounting inflation pressured the broader market, energy stocks and energy-related mutual funds such as the ICON Energy Fund enjoyed significant inflows.

   Looking at the big picture, oil & gas refining & marketing finished the period as the leading industry group of the 139 industries tracked by Standard & Poor's, while oil- and gas-related industries dominated the list. Despite the phenomenal, yet volatile runup, the sector as a whole appeared to hover at or near our estimates of fair value. Nevertheless, certain industries and stocks remained underpriced according to our calculations, even as seemingly misguided talk of a bubble obscured underlying growth in reported earnings.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Overweight positions in oil & gas exploration & production and oil & gas equipment & services combined with a significant underweight in integrated oil & gas proved highly favorable for Fund performance during the period. While much of the sector lingered at our estimate of fair value, we found the large-cap dominated integrated oil & gas industry, which comprises approximately 60% of the sector-specific benchmark, to be less attractive from a valuation and relative strength standpoint.

   Conversely, while still contributing positively, certain names within the heavily overweighted oil & gas storage & transportation industry worked against Fund performance. Although the group was a leading contributor in calendar year 2004, it weakened considerably during the reporting period and was subsequently reduced. In trimming this exposure, proceeds were redirected toward the oil & gas drilling industry, where earnings-per-share growth led to more attractive valuations.

   Turning to the Fund's best-performing stocks, Brazil's national oil company Petroleo Brasileiro reported robust earnings growth in both its upstream and downstream operations, reflecting the impact of rising crude oil and gasoline prices. Also benefiting from higher commodity prices was offshore services company Cal Dive International, which saw considerable growth in output levels as well as drilling demand. Meanwhile, independent exploration and production firm Ultra Petroleum Corp. recorded a triple-digit increase in second-quarter earnings, the strongest quarter in the company's history.

 14   Management Overview

[J.C. WALLER III, PORTFOLIO MANAGER PHOTO]
J.C. Waller, III
Portfolio Manager

In contrast, oil and gas developers Petroleum Development Corp. and Harvest
   Natural Resources Inc. saw their market value decline. Petroleum Development warned of escalating day rates and tight rig availability, which could ultimately impede development plans, while Harvest Natural Resources experienced drilling delays and production setbacks. Canadian energy company Petrokazakhstan, Inc. also retreated following news of a dispute in its joint venture with Kazakhstan-based Lukoil. All three stocks were ultimately sold due to our estimate of declining relative strength.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE ENERGY SECTOR?

A. Going forward, we anticipate a continued upward trend in energy stock prices, but not without occasional pullbacks along the way. Although our current estimates indicate that this long-running sector theme is fairly valued, select industries and stocks, most notably in the oil & gas drilling and oil & gas equipment & services groups, remain, in our opinion, undervalued. Given our analysis of earnings, we have systematically increased the Fund's exposure to these industries, while reducing exposure to more expensive areas such as oil & gas refining and marketing.

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- The Fund benefited during the period from a positive correlation between crude oil prices and energy stock prices.

- Overweight positions in oil & gas exploration & production and oil & gas equipment & services combined with a significant underweight in integrated oil & gas proved favorable for Fund performance.

- We found the large-cap dominated integrated oil & gas industry, which comprises approximately 60% of the sector-specific benchmark, to be less attractive from our valuation standpoint and relative strength.

- Petroleo Brasileiro, Ultra Petroleum Corp. and Cal Dive International Inc. were among the Fund's top-performing stocks.

- Stocks that saw their market value decline during the period included Petroleum Development Corp., Harvest Natural Resources and Petrokazakhstan, Inc.


                                                       Management Overview    15

ICON Energy Fund

INDUSTRY COMPOSITION
September 30, 2005

             Oil & Gas Equipment & Services  25.8%
         Oil & Gas Exploration & Production  23.2%
                       Integrated Oil & Gas  22.9%
                         Oil & Gas Drilling  18.2%
         Oil & Gas Storage & Transportation  3.5%
                     Construction Materials  1.2%
                 Construction & Engineering  0.6%
                       Industrial Machinery  0.4%
             Oil & Gas Refining & Marketing  0.2%

Percentages are based upon net assets.


 16   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2005

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS      11/5/97
-----------------------------------------------------------------------------------------
ICON Energy Fund                                      54.79%       22.86%       18.17%
-----------------------------------------------------------------------------------------
S&P 1500 Energy Index                                 49.95%       14.10%       11.84%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        13.45%       -0.46%       5.56%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2005
[LINE GRAPH]

                                                    ICON ENERGY FUND          S&P 1500 ENERGY INDEX          S&P 1500 INDEX
                                                    ----------------          ---------------------          --------------
11/5/97                                                   10000                       10000                       10000
                                                           9100                        9432                       10291
                                                           9330                        9872                       11683
                                                           8630                        9603                       11967
9/30/98                                                    6350                        8920                       10680
                                                           5723                        8937                       13000
                                                           6726                        9455                       13472
                                                           8164                       10671                       14520
9/30/99                                                    8083                       10579                       13597
                                                           8600                       10702                       15632
                                                          11092                       11203                       16115
                                                          11872                       11539                       15698
9/30/00                                                   13361                       12516                       15692
                                                          15363                       12651                       14545
                                                          15010                       11875                       12849
                                                          14202                       12096                       13693
9/30/01                                                   12488                       10566                       11654
                                                          14856                       11245                       12997
                                                          16385                       12350                       13121
                                                          14823                       11769                       11435
9/30/02                                                   13117                        9493                        9460
                                                          14004                       10190                       10228
                                                          13539                       10230                        9886
                                                          14857                       10988                       11440
9/30/03                                                   15178                       11038                       11796
                                                          18580                       12737                       13253
                                                          20154                       13460                       13536
                                                          21649                       14547                       13772
9/30/04                                                   24165                       16142                       13514
                                                          25672                       16862                       14816
                                                          28840                       19815                       14521
                                                          29882                       20283                       14771
9/30/05                                                   37406                       24205                       15332

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    17

Schedule of Investments

ICON Energy Fund
September 30, 2005

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (96.0%)
     84,700    Anadarko
               Petroleum
               Corp.           $    8,110,025
    125,000    Apache Corp.         9,402,500
    215,000    Atwood
               Oceanics,
               Inc.(a)             18,105,150
    175,000    Berry
               Petroleum Co.       11,670,750
    400,000    Cal Dive
               International,
               Inc.(a)             25,364,000
    450,000    Chesapeake
               Energy Corp.        17,212,500
    225,000    Chevron Corp.       14,564,250
    300,000    China
               Petroleum and
               Chemical
               Corp. - ADR         13,578,000
    215,014    Cimarex Energy
               Co.(a)               9,746,584
    200,000    Comstock
               Resources,
               Inc.(a)              6,562,000
    160,000    ConocoPhillips      11,185,600
    200,000    Cooper Cameron
               Corp.(a)            14,786,000
    100,000    Core
               Laboratories
               N.V.(a)              3,226,000
    125,000    Dampskibsselskabet
               Torm - ADR           7,167,500
    275,000    Denbury
               Resources,
               Inc.(a)             13,871,000
    300,000    Diamond
               Offshore
               Drilling, Inc.      18,375,000
    405,000    Encore
               Acquisition
               Co.(a)              15,734,249
    375,000    Energy
               Partners,
               Ltd.(a)             11,707,500
     36,000    ENI S.p.A. -
               ADR                  5,331,600
    100,000    Flowserve
               Corp.(a)             3,635,000
    225,000    FMC
               Technologies,
               Inc.(a)              9,474,750
     50,000    Frontier Oil
               Corp.                2,217,500

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    775,000    Grant Prideco,
               Inc.(a)         $   31,503,750
    100,000    Gulf Island
               Fabrication,
               Inc.                 2,875,000
    325,000    Headwaters,
               Inc.(a)             12,155,000
    300,000    Helmerich &
               Payne, Inc.         18,117,000
    164,700    Hydril Co.(a)       11,305,008
    575,000    KCS Energy,
               Inc.(a)             15,829,750
    375,000    Lone Star
               Technologies,
               Inc.(a)             20,846,250
    225,000    Lukoil - ADR        12,960,000
    287,050    Marathon Oil
               Corp.               19,786,357
    175,000    Maverick Tube
               Corp.(a)             5,250,000
    375,000    Nabors
               Industries,
               Ltd.(a)             26,936,250
    450,000    National-
               OilWell Varco,
               Inc.(a)             29,610,000
    300,000    Newfield
               Exploration
               Co.(a)              14,730,000
    500,000    Newpark
               Resources,
               Inc.(a)              4,210,000
    180,000    Noble Corp.         12,322,800
     42,400    Noble Energy,
               Inc.                 1,988,560
    196,000    Oceaneering
               International,
               Inc.(a)             10,468,360
    160,000    Offshore
               Logistics(a)         5,920,000
    475,000    Oil States
               International,
               Inc.(a)             17,247,250
    775,000    Patterson-UTI
               Energy, Inc.        27,962,000
    130,800    Penn Virginia
               Corp.                7,548,468
    600,000    Petro-Canada        25,038,000
    200,000    Petrochina
               Co., Ltd. -
               ADR                 16,674,000
    600,000    Petroleo
               Brasileiro
               S.A. - ADR          42,894,000


 18   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    189,800    Precision
               Drilling
               Corp.(a)        $    9,338,160
    300,000    Pride
               International,
               Inc.(a)              8,553,000
    370,600    Range
               Resources
               Corp.               14,308,866
    325,000    Remington Oil
               & Gas Corp.(a)      13,487,500
    330,000    Repsol YPF
               S.A. - ADR          10,662,300
    260,000    Royal Dutch
               Shell - Class
               A - ADR             17,066,400
    280,149    Royal Dutch
               Shell - Class
               B - ADR             19,293,862
    125,000    Spinnaker
               Exploration
               Co.(a)               8,086,250
    360,000    Suncor Energy,
               Inc.                21,790,800
    800,000    Superior
               Energy
               Services,
               Inc.(a)             18,472,000
     50,000    Teekay
               Shipping Corp.       2,152,500
    300,000    TETRA
               Technologies,
               Inc.(a)              9,366,000
    534,300    The Williams
               Companies,
               Inc.                13,384,215
    300,000    Tidewater,
               Inc.                14,601,000
    500,000    Top Tankers,
               Inc.                 7,510,000

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    325,000    Transocean,
               Inc.(a)         $   19,925,750
    150,000    Tsakos Energy
               Navigation ,
               Ltd.                 5,403,000
    635,000    Ultra
               Petroleum
               Corp.(a)            36,118,800
    425,000    Unit Corp.(a)       23,494,000
    153,000    URS Corp.(a)         6,179,670
    300,000    W-H Energy
               Services,
               Inc.(a)              9,726,000
    235,000    Weatherford
               International,
               Ltd.(a)             16,135,100
    400,033    XTO Energy,
               Inc.                18,129,496
                               --------------
TOTAL COMMON STOCKS (COST
$648,830,463)                     968,389,930

SHORT-TERM INVESTMENTS (2.7%)
$26,997,349    Brown Brothers
               Harriman Time
               Deposit,
               3.24%,
               10/01/05#           26,997,349
                               --------------
TOTAL SHORT-TERM INVESTMENTS
(COST $26,997,349)                 26,997,349
                               --------------
TOTAL INVESTMENTS (COST
$675,827,812) 98.7%               995,387,279
OTHER ASSETS LESS LIABILITIES
1.3%                               13,570,562
                               --------------
TOTAL NET ASSETS 100.0%        $1,008,957,841
                               ==============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.
ADR   American Depositary Receipt


                                                   Schedule of Investments    19

Management Overview

ICON Financial Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                   99.9%
Top 10 Equity Holdings                                                     26.9%
Number of Stocks                                                              48
Short-Term Investments                                                      0.3%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2005
Investment Technology
Group, Inc.                                                                 3.5%
First American Corp.                                                        2.9%
Loews Corp.                                                                 2.9%
Allmerica Financial Corp.                                                   2.6%
AmerUs Group Co.                                                            2.5%
UnumProvident Corp.                                                         2.5%
Prudential Financial, Inc.                                                  2.5%
American International
Group, Inc.                                                                 2.5%
LandAmerica Financial
Group, Inc.                                                                 2.5%
Mellon Financial Corp.                                                      2.5%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Financial Fund gained 8.29% for the fiscal year ended September 30, 2005, outpacing the 7.02% return of its sector-specific benchmark, the S&P 1500 Financials Index, while trailing the 13.45% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of September 30, 2005 appear on page 24.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Financials sector fared poorly vs. the broad market during the period, and the Fund's underperformance relative to the S&P 1500 reflected yearlong weakness in the Financials sector. A valuation-driven tilt toward insurance-related industries provided a modest lift relative to the sector-specific benchmark. Also beneficial was the Fund's overweight position in medium-capitalization stocks, which proved to be the top-performing market capitalization segment within the S&P 1500 Financials Index. While this tilt toward mid-cap stocks, a by-product of our methodology, proved advantageous during the period, individual stock selection within large-capitalization stocks actually resulted in the best overall performance.

   Although our process guides us to emphasize specific industries and securities, it may result in investments concentrated within a given capitalization range. Such was the case for the Financials sector, where large- and mid-cap stocks produced the strongest relative returns. In contrast, the Fund's allocation to small-cap stocks relative to the benchmark proved detrimental, as it was the worst-performing area in the index.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not, in our view, adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of historical and projected earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of value with relative strength (RS), we aim to capture leading industry themes that we believe are poised to outperform the sector benchmark.


 20   Management Overview

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Despite a positive finish, stocks encountered considerable resistance in their move toward our estimates of fair value. Surging oil prices and monetary tightening presented formidable distractions, as investors let their emotions be swayed by conflicting fears of economic slowdown and mounting inflation.

   Against this backdrop, market movements alternated between broad advances and volatile sideways trading, often tracking sharp, sudden shifts in investor sentiment. Hurricanes Katrina and Rita added to this uncertainty, as economic forecasts called for near-term reductions in real GDP growth followed by possible inflationary pressures due to projected rebuilding spending.

   In the Financials sector, the combined effects of rising interest rates and a flattening yield curve weighed heavily on the profit outlook for banks, while thrifts & mortgage finance struggled with slowing mortgage and refinancing originations. Fallout from the New York State Attorney General's probe into the insurance industry contributed to widespread headline risk, although insurance groups rebounded nicely as economic concerns triggered rotations into more recession-proof industries. Meanwhile, the investment banking & brokerage industry maintained a positive course due to increases in capital markets activity and commodity trading.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Industries that contributed to Fund returns included the life & health insurance, property & casualty insurance and multi-line insurance groups, all of which reportedly benefited from higher premium income and lower claim payouts. Investment banking & brokerage also turned in a solid showing as companies pursued growth through mergers and acquisitions.

   In contrast, regional banks, diversified banks and thrifts & mortgage finance were among the weakest industries in the Financials sector and consequently worked against Fund performance. By period-end, all three were either removed or significantly reduced on declining relative strength.

   Among the Fund's top individual performers, Investment Technology Group Inc., a provider of automated equity trading services, benefited from improved trading volumes and solid earnings growth. Investment manager Legg Mason Inc. also advanced, having significantly boosted assets under management with the acquisition of Citigroup's worldwide asset management business. Likewise, acquisitions enabled diversified financial services giant Prudential Financial Inc. to expand its global presence, particularly in rapidly expanding Asian insurance markets.


                                                       Management Overview    21

ICON Financial Fund

   Conversely, companies that detracted from Fund performance included global custody and mutual fund administrator Investors Financial Service Corp., which fell after warning that it would miss earnings growth targets due to narrower-than-expected investment spreads. Residential mortgage lender Countrywide Financial Corp. also came under pressure when the company revealed that it had uncovered accounting irregularities. Meanwhile, equity specialist firm LaBranche & Co., Inc. fell short of earnings expectations, citing unfavorable market conditions. All three were subsequently removed on declining relative strength, although LaBranche was later repurchased when its valuation became more attractive.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE FINANCIALS SECTOR?

A. Given expectations for sustainable economic growth and relatively low interest rates, we continue to detect notable upside potential in the Financials sector. Despite their show of strength, insurance industries still carry attractive valuations and will likely maintain leadership positions. At the same time, banking industries are demonstrating significant value and will be monitored closely for future signs of emerging leadership. In what are still challenging conditions for the Financial sector, we remain committed to our discipline, with a keen eye toward valuation and relative strength.

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- The Fund reflected yearlong weakness in the Financials sector, yet provided a modest lift relative to its sector-specific benchmark.

- Leading industry contributors included overweights in the life & health insurance, property & casualty insurance and multi-line insurance groups.

- Regional banks, diversified banks and thrifts & mortgage finance were among the sector's weakest industries and consequently worked against Fund performance.

- Investment Technology Group Inc., Legg Mason Inc. and Prudential Financial Inc. were among the Fund's top individual performers.

- Stocks that detracted from returns included Investors Financial Services Corp., Countrywide Financial Corp. and LaBranche & Co., Inc.


 22   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2005

           Life & Health Insurance  17.9%
    Investment Banking & Brokerage  16.4%
                  Consumer Finance  14.9%
              Multi-Line Insurance  13.4%
     Property & Casualty Insurance  13.0%
  Asset Management & Custody Banks  12.0%
                    Regional Banks  3.9%
               Specialized Finance  3.6%
                 Insurance Brokers  2.1%
                       Reinsurance  1.4%
       Other Diversified Financial
                          Services  1.3%

Percentages are based upon net assets.


                                                       Management Overview    23

ICON Financial Fund

AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2005

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       7/1/97
-----------------------------------------------------------------------------------------
ICON Financial Fund                                   8.29%        9.76%        10.50%
-----------------------------------------------------------------------------------------
S&P 1500 Financials Index                             7.02%        3.58%        8.73%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        13.45%       -0.46%       6.24%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

VALUE OF A $10,000 INVESTMENT
through September 30, 2005
[LINE GRAPH]

                                                   ICON FINANCIAL FUND      S&P 1500 FINANCIALS INDEX        S&P 1500 INDEX
                                                   -------------------      -------------------------        --------------
7/1/97                                                    10000                       10000                       10000
                                                          10510                       11141                       10796
                                                          10526                       12020                       11056
                                                          12003                       13426                       12552
                                                          12294                       13821                       12857
9/30/98                                                    9411                       10941                       11474
                                                          11267                       13265                       13967
                                                          11878                       14190                       14474
                                                          12442                       14931                       15600
9/30/99                                                   10357                       12642                       14608
                                                          11074                       13668                       16795
                                                          11342                       13923                       17314
                                                          11366                       13526                       16865
9/30/00                                                   14307                       16727                       16858
                                                          16613                       17081                       15626
                                                          15598                       15435                       13804
                                                          17694                       16730                       14711
9/30/01                                                   15675                       14787                       12521
                                                          17047                       15904                       13963
                                                          17625                       16526                       14097
                                                          16375                       15375                       12285
9/30/02                                                   13812                       12812                       10164
                                                          14014                       13719                       10988
                                                          13011                       13027                       10621
                                                          16193                       15404                       12291
9/30/03                                                   16899                       16097                       12673
                                                          19659                       18038                       14238
                                                          21045                       18958                       14543
                                                          20714                       18507                       14796
9/30/04                                                   21046                       18637                       14519
                                                          23264                       20187                       15917
                                                          21738                       18903                       15601
                                                          22129                       19777                       15869
9/30/05                                                   22788                       19945                       16472

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 24   Management Overview

                                                         Schedule of Investments

                                                             ICON Financial Fund
                                                              September 30, 2005

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (99.9%)
  98,500    A.G. Edwards, Inc.   $  4,315,285
  91,000    AFLAC, Inc.             4,122,300
 134,100    Allmerica Financial
            Corp.(a)                5,516,874
 194,200    Amegy
            Bancorporation,
            Inc.                    4,394,746
 113,200    American Capital
            Strategies, Ltd.        4,149,912
  64,000    American Express
            Co.                     3,676,160
  85,900    American
            International
            Group, Inc.             5,322,364
  86,000    AmeriCredit
            Corp.(a)                2,052,820
  93,600    AmerUs Group Co.        5,369,832
 140,600    Aon Corp.               4,510,448
  51,500    Capital One
            Financial Corp.         4,095,280
 195,800    Cash America
            International, Inc.     4,062,850
 126,700    China Life
            Insurance Co.,
            Ltd. - ADR(a)           3,909,962
  80,100    CIT Group, Inc.         3,618,918
  89,900    CompuCredit
            Corp.(a)                3,993,358
  96,000    Delphi Financial
            Group, Inc.             4,492,800
 165,100    Eaton Vance Corp.       4,097,782
  29,500    Everest Re Group,
            Ltd.                    2,888,050
  99,200    Financial Federal
            Corp.                   3,948,160
 136,200    First American
            Corp.                   6,220,254
 193,500    First Cash
            Financial Services,
            Inc.(a)                 5,092,920
 111,200    First Republic Bank     3,917,576
 174,650    HCC Insurance
            Holdings, Inc.          4,982,765
 131,800    Horace Mann
            Educators Corp.         2,607,004
 247,000    Investment
            Technology Group,
            Inc.(a)                 7,311,200
 581,200    Labranche and Co.,
            Inc.(a)                 5,050,628
  82,100    LandAmerica
            Financial Group,
            Inc.                    5,307,765
  37,700    Lehman Brothers
            Holding, Inc.           4,391,296

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
  91,400    Lincoln National
            Corp.                $  4,754,628
  65,800    Loews Corp.             6,080,578
 177,700    MBNA Corp.              4,378,528
 261,600    MCG Capital Corp.       4,413,192
 162,300    Mellon Financial
            Corp.                   5,188,731
  70,100    Merrill Lynch &
            Co., Inc.               4,300,635
  86,100    MetLife, Inc.           4,290,363
  93,400    Northern Trust
            Corp.                   4,721,370
  58,000    Principal Financial
            Group, Inc.             2,747,460
  79,100    Prudential
            Financial, Inc.         5,343,996
 134,200    Raymond James
            Financial, Inc.         4,310,504
  79,700    Selective Insurance
            Group, Inc.             3,897,330
  74,600    SLM Corp.               4,001,544
  88,600    St. Paul Travelers
            Cos., Inc.              3,975,482
  57,700    State Street Corp.      2,822,684
  85,500    Stewart Information
            Services Corp.          4,377,600
  43,800    The Bear Stearns
            Cos., Inc.              4,807,050
  49,700    The Hartford
            Financial Services
            Group, Inc.             3,835,349
 261,300    UnumProvident Corp.     5,356,650
  90,700    W.R. Berkley Corp.      3,580,836
                                 ------------
TOTAL COMMON STOCKS (COST
$187,784,348)                     210,603,819

SHORT-TERM INVESTMENTS (0.3%)
$599,055    Brown Brothers
            Harriman Time
            Deposit,
            3.24%, 10/01/05#          599,055
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $599,055)                       599,055
                                 ------------
TOTAL INVESTMENTS (COST
$188,383,403) 100.2%              211,202,874
LIABILITIES LESS OTHER ASSETS
(0.2)%                               (319,598)
                                 ------------
TOTAL NET ASSETS 100.0%          $210,883,276
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
 # BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.
ADR   American Depositary Receipt

                                                   Schedule of Investments    25

Management Overview

ICON Healthcare Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                   97.2%
Top 10 Equity Holdings                                                     23.0%
Number of Stocks                                                              85
Short-Term Investments                                                      3.3%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2005
McKesson HBOC, Inc.                                                         2.8%
AmerisourceBergen Corp.                                                     2.7%
Express Scripts, Inc.                                                       2.6%
Celgene Corp.                                                               2.4%
Henry Schein, Inc.                                                          2.2%
United Surgical Partners International, Inc.                                2.1%
Omnicare, Inc.                                                              2.1%
UnitedHealth Group, Inc.                                                    2.1%
Coventry Health Care, Inc.                                                  2.0%
Wellpoint, Inc.                                                             2.0%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Healthcare Fund appreciated 31.39% for the fiscal year ended September 30, 2005, outperforming the 12.13% return for its sector-specific benchmark, the S&P 1500 Healthcare Index, as well as the 13.45% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of September 30, 2005 appear on page 30.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Active overweight positions in the top-performing managed healthcare and healthcare services industries combined with a value-driven tilt toward medium-capitalization stocks relative to the sector benchmark accounted for the Fund's outperformance. While the emphasis on mid-cap securities was a residual of the Fund's investment process rather than a primary consideration, the larger relative weighting proved advantageous to fiscal-year returns.

   At the same time, limited exposure to large-cap pharmaceuticals, the sector laggard, resulted in positive performance. Given the apparent disparity of industry returns, it appears that investors did not fully recognize the widespread value that permeated the Healthcare sector during the reporting period.

   This was evidenced early in the period when election-year uncertainties weighed heavily on the sector in general and the highly politicized managed health care industry in particular. The phenomenon was short lived, however, and as the political rhetoric subsided, the industry recouped its losses and assumed its leadership status.

   Another interesting development involved the healthcare facilities industry, which surged amid a broad winter market decline, only to sell off during a summer rally. Conversely, healthcare distributors and healthcare services marched steadily higher throughout the period, while pharmaceuticals hinted at a new-year rebound that ultimately failed to materialize. Still, the Fund took the opportunity to selectively invest in pharmaceutical stocks, where bargains have been plentiful.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as we believe these measures do not adequately

 26   Management Overview

[J.C. WALLER III PHOTO]
J.C. Waller, III
Portfolio Manager

   represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of historical and projected earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of value with relative strength (RS), we aim to capture leading industry themes that we believe are poised to outperform the sector benchmark.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. The reporting period was characterized by extreme choppiness, as rising oil prices and ongoing monetary tightening distracted investors. Although underlying economic and company fundamentals remained generally positive, the uncertainty produced severe crosscurrents, which intensified with Hurricanes Katrina and Rita. As market sentiment fluctuated between fears of economic slowdown and mounting inflation, stocks settled into a volatile sideways trading range. When these concerns subsided, stocks resumed their upward advance.

   Within the Healthcare sector, lingering difficulties, such as pricing pressures and increased generic competition, appeared to hamper the branded pharmaceuticals industry, which comprises nearly 50% of the S&P 1500 Healthcare Index. Hospital issues also retreated as storm-related closures in the Gulf region raised concerns over the group's earnings outlook. Meanwhile, the managed healthcare industry continued to demonstrate sustainable strength based on its attractive combination of steady operating margins and low relative valuations.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. The Fund benefited from an active overweight in the managed healthcare group, which accounted for nine of the top 10 contributing companies in the Fund during the period. The HMO segment features a number of well-managed businesses in addition to what we see as a powerful combination of value and relative strength. Healthcare services, another active overweight position, also contributed positively to overall performance, as rising revenues, growing demand and favorable demographic trends appear to be driving a move toward fair value.

   Among the Fund's leading individual contributors to performance were managed care companies WellPoint Inc., Aetna Inc. and Humana Inc. Acquisition-related growth enhanced WellPoint's profits and subscriber base, while Aetna and Humana relied on specialty product lines and new product offerings to boost enrollment and earnings.

   In contrast, pharmaceuticals hampered Fund returns, although the Fund's limited exposure helped relative to the benchmark. Given the presence of

                                                       Management Overview    27

ICON Healthcare Fund

   significant value, we have maintained the Fund's pharmaceutical position despite a current absence of sustainable relative strength.

   Individual companies that detracted from Fund performance included Martek Biosciences Corp., a producer of microalgae-based nutritional products, whose shares tumbled due to a demand-related inventory buildup among its larger customers. Medical device maker Boston Scientific Corp. also retreated, having reported declining sales and pricing pressures. Meanwhile, long-term care provider Kindred Healthcare Inc. faced revenue shortfalls resulting from lower admissions and Medicare payment reductions. All three stocks were ultimately sold due to our estimate of declining relative strength.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE HEALTHCARE SECTOR?

A. We believe the Healthcare sector continues to offer broad upside potential. Our estimates indicated widespread value, while forward earnings growth projections generally appear strong and steady. Based on our analysis of value and relative strength, our system indicates the healthcare services and healthcare distributors industries may be poised to continue leadership roles, but we see little evidence to support a similar move in biotechnology. However, after a significant period of time, we have begun to accumulate positions in pharmaceutical stocks through exposure to the generic drug segment.

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- Given the apparent disparity of industry returns, it appears that investors did not fully recognize the widespread value that permeated the Healthcare sector.

- Active overweight positions in industry standouts managed healthcare and healthcare services contributed positively to overall performance.

-  Pharmaceuticals detracted from returns despite the Fund's limited exposure.

- Managed care companies WellPoint Inc., Aetna Inc. and Humana Inc. were among the Fund's strongest-performing holdings during the period.

- Stocks that detracted from performance during the period included Martek Biosciences Corp., Boston Scientific Corp. and Kindred Healthcare Inc.


 28   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2005

              Health Care Services
                                    23.6%
                   Pharmaceuticals
                                    14.3%
               Managed Health Care
                                    14.1%
                     Biotechnology
                                    11.0%
             Health Care Equipment
                                    10.4%
          Health Care Distributors
                                    9.4%
            Health Care Facilities
                                    8.0%
              Health Care Supplies
                                    5.1%
     Specialized Consumer Services
                                    0.8%
        Office Services & Supplies
                                    0.5%

Percentages are based upon net assets.


                                                       Management Overview    29

ICON Healthcare Fund

AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2005

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS      2/24/97
-----------------------------------------------------------------------------------------
ICON Healthcare Fund                                  31.39%       11.14%       13.84%
-----------------------------------------------------------------------------------------
S&P 1500 Healthcare Index                             12.13%       0.24%        8.47%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        13.45%       -0.46%       7.22%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

VALUE OF A $10,000 INVESTMENT
through September 30, 2005
[LINE GRAPH]

                                                                              S&P 1500 HEALTH CARE
                                                  ICON HEALTHCARE FUND                INDEX                  S&P 1500 INDEX
                                                  --------------------        --------------------           --------------
2/24/97                                                   10000                       10000                       10000
                                                           9460                        8940                        9368
                                                          11080                       11104                       10981
                                                          11780                       11169                       11933
                                                          11644                       11995                       12221
                                                          13319                       14014                       13874
                                                          13813                       14945                       14211
9/30/98                                                   12224                       14703                       12682
                                                          13427                       16953                       15438
                                                          13500                       17464                       15999
                                                          13863                       16807                       17243
9/30/99                                                   11571                       15192                       16147
                                                          13938                       15787                       18564
                                                          15234                       16050                       19137
                                                          17042                       19693                       18642
9/30/00                                                   17976                       19880                       18634
                                                          19936                       21802                       17272
                                                          18731                       18405                       15258
                                                          20498                       18659                       16261
9/30/01                                                   18585                       18850                       13839
                                                          19303                       19285                       15434
                                                          19845                       19189                       15582
                                                          19524                       16124                       13580
9/30/02                                                   17540                       14975                       11234
                                                          17523                       15629                       12146
                                                          17337                       15824                       11740
                                                          20236                       17535                       13585
9/30/03                                                   20812                       16927                       14008
                                                          22981                       18382                       15738
                                                          23895                       18439                       16075
                                                          24777                       18954                       16354
9/30/04                                                   23201                       17940                       16048
                                                          27102                       18998                       17594
                                                          27934                       18932                       17244
                                                          29598                       19748                       17540
9/30/05                                                   30483                       20115                       18207

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 30   Management Overview

                                                         Schedule of Investments

                                                            ICON Healthcare Fund
                                                              September 30, 2005

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
COMMON STOCKS (97.2%)
    158,200    Advanced
               Medical Optics,
               Inc.(a)          $  6,003,690
    125,000    Aetna, Inc.        10,767,500
    170,000    Affymetrix,
               Inc.(a)             7,859,100
    220,000    Alpharma,
               Inc. - Class A      5,471,400
     50,000    American Dental
               Partners,
               Inc.(a)             1,696,000
    208,500    American
               Healthways,
               Inc.(a)             8,840,400
    240,000    AmerisourceBergen
               Corp.              18,552,000
    100,000    Amgen, Inc.(a)      7,967,000
    215,000    AmSurg Corp.(a)     5,882,400
    193,300    Arrow
               International,
               Inc.                5,451,060
    200,000    AstraZeneca
               Plc - ADR           9,420,000
    210,000    Baxter
               International,
               Inc.                8,372,700
     79,200    Biosite,
               Inc.(a)             4,899,312
    200,000    Bradley
               Pharmaceuticals,
               Inc.(a)             2,184,000
    240,000    Caremark Rx,
               Inc.(a)            11,983,200
    300,000    Celgene
               Corp.(a)           16,296,000
    125,000    Cerner Corp.(a)    10,866,250
    190,000    Chiron Corp.(a)     8,287,800
     91,000    CIGNA Corp.        10,725,260
    335,000    Community
               Health Systems,
               Inc.(a)            13,001,350
    200,000    CONMED Corp.(a)     5,576,000
    160,000    Coventry Health
               Care, Inc.(a)      13,763,200
    172,100    Cross Country
               Healthcare,
               Inc.(a)             3,194,176
    190,500    DaVita, Inc.(a)     8,776,335
    300,000    Dendrite
               International,
               Inc.(a)             6,027,000
     71,600    Dentsply
               International,
               Inc.                3,867,832

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
    138,700    Diagnostic
               Products Corp.   $  7,313,651
    375,000    Digene Corp.(a)    10,687,500
     81,500    Edwards
               Lifesciences
               Corp.(a)            3,619,415
    156,000    Eli Lilly & Co.     8,349,120
    280,000    Express
               Scripts,
               Inc.(a)            17,416,000
    225,000    First Horizon
               Pharmaceutical
               Corp.(a)            4,470,750
    150,000    Gilead
               Sciences,
               Inc.(a)             7,314,000
    258,000    Health Net,
               Inc.(a)            12,208,560
    200,000    HealthExtras,
               Inc.(a)             4,276,000
    350,000    Henry Schein,
               Inc.(a)            14,917,000
    115,000    Hi-Tech
               Pharmacal Co.,
               Inc.(a)             3,459,200
      8,400    Horizon Health
               Corp.(a)              228,228
    243,200    Humana, Inc.(a)    11,644,416
     70,100    Icon PLC-
               ADR(a)              3,505,000
    300,000    IVAX Corp.(a)       7,908,000
    125,000    Johnson &
               Johnson, Inc.       7,910,000
    292,600    K-V
               Pharmaceutical
               Co.(a)              5,199,502
    200,000    Laboratory
               Corp. of
               America
               Holdings(a)         9,742,000
    200,000    LifeCell
               Corp.(a)            4,326,000
    250,000    Lifepoint
               Hospitals,
               Inc.(a)            10,932,500
    175,000    Lincare
               Holdings,
               Inc.(a)             7,183,750
    280,000    Manor Care,
               Inc.               10,754,800
    144,500    Matthews
               International
               Corp. - Class A     5,460,655
    400,000    McKesson HBOC,
               Inc.               18,980,000
    200,000    MedcoHealth
               Solutions,
               Inc.(a)            10,966,000
    185,000    MGI Pharma,
               Inc.(a)             4,312,350
     81,000    Mine Safety
               Appliances Co.      3,134,700


                                                   Schedule of Investments    31

ICON Healthcare Fund
September 30, 2005

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
    450,000    Mylan
               Laboratories,
               Inc.             $  8,667,000
    250,000    Omnicare, Inc.     14,057,500
    200,000    Owens & Minor,
               Inc.                5,870,000
    100,000    Parexel
               International
               Corp.(a)            2,009,000
    150,000    Per-Se
               Technologies,
               Inc.(a)             3,099,000
    296,000    Pfizer, Inc.        7,391,120
    162,800    Pharmaceutical
               Product
               Development,
               Inc.(a)             9,362,628
    100,000    Possis Medical,
               Inc.(a)             1,096,000
    450,000    PSS World
               Medical,
               Inc.(a)             6,003,000
    126,000    Psychiatric
               Solutions,
               Inc.(a)             6,832,980
    125,000    Quest
               Diagnostics,
               Inc.                6,317,500
    100,000    RehabCare
               Group, Inc.(a)      2,052,000
     90,000    ResMed, Inc.(a)     7,168,500
    285,000    Respironics,
               Inc.(a)            12,021,300
    250,000    Salix
               Pharmaceuticals,
               Ltd.(a)             5,312,500
     80,000    Sanofi-Aventis
               S.A. - ADR          3,324,000
    128,200    Serologicals
               Corp.(a)            2,892,192
    185,000    SFBC
               International,
               Inc.(a)             8,212,150
    150,000    Stryker Corp.       7,414,500
    110,300    Surmodics,
               Inc.(a)             4,267,507
     66,500    Sybron Dental
               Specialties,
               Inc.(a)             2,765,070

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
    200,000    Teva
               Pharmaceutical
               Industries,
               Ltd. ADR         $  6,684,000
    135,000    The Cooper
               Cos., Inc.         10,342,350
    100,000    Thermo Electron
               Corp.(a)            3,090,000
    360,000    United Surgical
               Partners
               International,
               Inc.(a)            14,079,600
    195,000    United
               Therapeutics
               Corp.(a)           13,611,000
    250,024    UnitedHealth
               Group, Inc.        14,051,349
    175,000    Ventiv Health,
               Inc.(a)             4,586,750
    119,000    WellChoice,
               Inc.(a)             9,032,100
    180,000    Wellpoint,
               Inc.(a)            13,647,600
    268,500    West
               Pharmaceutical
               Services, Inc.      7,966,395
    180,000    Wyeth               8,328,600
                                ------------
TOTAL COMMON STOCKS (COST
$533,679,195)                    663,505,253

SHORT-TERM INVESTMENTS (3.3%)
$22,216,644    Brown Brothers
               Harriman Time
               Deposit, 3.24%,
               10/01/05#          22,216,644
                                ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $22,216,644)                22,216,644
                                ------------
TOTAL INVESTMENTS 100.5% (COST
$555,895,839)                    685,721,897
LIABILITIES LESS OTHER ASSETS
(0.05)%                           (2,962,558)
                                ------------
TOTAL NET ASSETS 100.0%         $682,759,339
                                ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.
ADR   American Depositary Receipt


 32   Schedule of Investments

                                                             Management Overview

                                                           ICON Industrials Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                   98.6%
Top 10 Equity Holdings                                                     20.7%
Number of Stocks                                                              80
Short-Term Investments                                                      1.4%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2005
The Manitowoc Co., Inc.                                                     2.6%
Goodrich Corp.                                                              2.5%
Labor Ready, Inc.                                                           2.4%
L-3 Communications Holdings, Inc.                                           2.3%
Lockheed Martin Corp.                                                       2.0%
Northrop Grumman Corp.                                                      1.9%
SkyWest, Inc.                                                               1.9%
Joy Global, Inc.                                                            1.7%
Ceradyne, Inc.                                                              1.7%
American Science and Engineering, Inc.                                      1.7%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Industrials Fund advanced 20.72% for the fiscal year ended September 30, 2005, outperforming both the 9.47% return for its sector-specific benchmark, the S&P 1500 Industrials Index, and the 13.45% return of its broad benchmark, the S&P 1500 Index. Total returns for other periods as of September 30, 2005 appear on page 37.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. While ongoing economic expansion proved conducive for the Industrials sector, much of the Fund's relative performance can be attributed to industry selection within medium-capitalization companies and stock selection within the larger-capitalization space. However, most of the upward move reflected strength among mid-caps, in which the Fund maintained an overweight position relative to its sector-specific benchmark. Combined with an active underweight in large-caps, these valuation-related tilts proved advantageous to fiscal-year returns.

   For that reason, the Fund benefited from a lack of exposure to benchmark bellwethers General Electric and United Parcel Service, both of which underperformed the S&P 1500 Industrials Index. Although our analysis showed these securities were overvalued, which led to their exclusion, active underweighting or avoidance of heavily weighted benchmark components can amplify the attribution effect in either direction. This points to the highly delicate nature of comparisons to a market-cap weighted index, as our process focuses on specific industries and securities rather than a given capitalization range.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as we believe these measures do not, in our view, adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of historical and projected earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of value with relative strength (RS), we aim to capture leading industry themes that we believe are poised to outperform the sector benchmark.


                                                       Management Overview    33

ICON Industrials Fund

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Positive overall trends in economic fundamentals and corporate earnings faced potent headwinds in the form of surging oil prices, inflation fears, monetary tightening and slowing growth. When investor anxiety abated, as was the case during the fourth quarter of 2004 and the second quarter of 2005, stocks embarked upon a broad advance. However, as market sentiment turned decidedly negative, most notably in the wake of Hurricanes Katrina and Rita, stocks entered into a volatile trading range, which served to moderate prior gains.

   Within the Industrials sector, this juxtaposition of concerns, namely the economic slowdown and inflationary pressures, at times proved a formidable obstacle for cyclically oriented industries. However, these fears were largely unwarranted, and as clear industry leadership emerged following a mid-April bottom, the sector moved steadily higher.

   Railroads, for example, actually benefited from higher commodity prices as rising demand for coal products boosted shipping volumes, while construction & engineering demonstrated considerable strength even before the lift provided by the anticipated rebuild of storm-ravaged areas. Through it all, our value discipline proved highly resilient, enabling the Fund to stay well ahead of its respective benchmarks.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Although a number of industries possessed both value and relative strength during the period, those making meaningful contributions to Fund performance included railroads, construction & engineering and human resource & employment services. Selected stock picks within the less-robust industrial machinery group also bolstered returns, while trucking weakened after a strong first half and was subsequently reduced. Further detracting from overall returns was the building products industry, as several key names failed to capitalize on favorable metrics.

   Individual companies that made a positive impact on performance during the period included temporary staffing firm Labor Ready Inc., which relied on revenue gains and strategic acquisitions to grow net income and gross margins. Personnel administration manager Administaff Inc. also advanced, having reported strong quarterly results on increased sales and improved client retention. Meanwhile, diversified manufacturer The Manitowoc Company Inc. received a major boost in sales and earnings from its expanding global crane business.

   In contrast, Trex Company Inc., a manufacturer of composite decking products, tumbled when the company unexpectedly warned of revenue and earnings-per-share shortfalls. Coinstar Inc., an operator of self-service coin

 34   Management Overview

[J.C. WALLER, III PHOTO]
J.C. Waller, III
Portfolio Manager

   conversion machines, also declined after reporting flat earnings despite a doubling of revenue. Elsewhere, Simpson Manufacturing Company Inc., a maker of construction connectors and fastening systems, reported declining gross margins due to increased material and marketing costs.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE INDUSTRIALS SECTOR?

A. Despite inflationary concerns and higher input costs, in our view, value and relative strength remain widespread across the sector. Against this backdrop, certain industries such as construction & engineering, railroads and human resource & employment services have been notably resilient and should remain leaders, particularly as part of a so-called late cycle rally.

   We have also increased our exposure to the trading companies & distributors industry, which has shown promise in outperforming the broader market during market advances. Going forward, however, much will depend on the strength of the economic expansion, which while it should continue, may likely do so at a slower pace.

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- The Fund's relative performance can be attributed to industry selection in the medium-capitalization range and stock selection in the larger-capitalization space.

- The Fund benefited from a lack of exposure to benchmark bellwethers General Electric and United Parcel Service, both of which underperformed the sector-specific benchmark.

- Industries making meaningful contributions to Fund performance included railroads, construction & engineering and human resource & employment services, while trucking and building products detracted from overall returns.

- Labor Ready Inc., Administaff Inc. and The Manitowoc Company Inc. were among the Fund's leading investments.

- Stocks that detracted from performance included Trex Company Inc., Coinstar Inc. and Simpson Manufacturing Company Inc.


                                                       Management Overview    35

ICON Industrials Fund

INDUSTRY COMPOSITION
September 30, 2005

                     Aerospace & Defense  22.7%
                    Industrial Machinery  12.1%
   Construction & Farm Machinery & Heavy
                                  Trucks  11.2%
                               Railroads  9.4%
        Trading Companies & Distributors  7.1%
    Human Resource & Employment Services  6.5%
              Construction & Engineering  4.9%
                       Building Products  4.6%
       Electrical Components & Equipment  3.3%
                                  Marine  3.2%
                     Commercial Printing  3.0%
                                Airlines  2.8%
   Diversified Commercial & Professional
                                Services  2.8%
     Environmental & Facilities Services  2.2%
                Industrial Conglomerates  1.1%
                      Education Services  1.0%
              Office Services & Supplies  0.7%

Percentages are based upon net assets.


 36   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2005

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       5/9/97
-----------------------------------------------------------------------------------------
ICON Industrials Fund                                 20.72%       7.01%        5.08%
-----------------------------------------------------------------------------------------
S&P 1500 Industrials Index                            9.47%        1.98%        6.40%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        13.45%       -0.46%       7.15%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2005
[LINE GRAPH]

                                                 ICON INDUSTRIALS FUND     S&P 1500 INDUSTRIALS INDEX        S&P 1500 INDEX
                                                 ---------------------     --------------------------        --------------
5/9/97                                                   10000                       10000                        10000
                                                         10790                       10956                        10767
                                                         12400                       11623                        11700
                                                         11605                       11509                        11982
                                                         12995                       12970                        13604
                                                         11819                       12459                        13934
9/30/98                                                   9662                       10543                        12435
                                                         12226                       12465                        15137
                                                         11503                       12572                        15687
                                                         13080                       14186                        16907
9/30/99                                                  11295                       13339                        15832
                                                         11402                       14537                        18202
                                                         11068                       14412                        18764
                                                         10568                       14190                        18278
9/30/00                                                  10805                       15263                        18271
                                                         11888                       15228                        16935
                                                         10706                       13632                        14961
                                                         12055                       15157                        15943
9/30/01                                                  10205                       12296                        13569
                                                         12079                       14343                        15133
                                                         13164                       14377                        15278
                                                         12114                       12531                        13315
9/30/02                                                   9500                       10293                        11015
                                                          9536                       10852                        11909
                                                          8462                       10266                        11511
                                                          9680                       11879                        13320
9/30/03                                                  10504                       12492                        13735
                                                         12032                       14340                        15431
                                                         12127                       14277                        15761
                                                         12807                       15482                        16035
9/30/04                                                  12556                       15376                        15735
                                                         14466                       17028                        17251
                                                         14155                       16729                        16908
                                                         14023                       16279                        17198
9/30/05                                                  15158                       16832                        17852

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    37

Schedule of Investments

ICON Industrials Fund
September 30, 2005

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (98.6%)
   123,000    A.S.V., Inc.(a)    $  2,785,950
    32,000    Administaff, Inc.     1,271,680
    67,000    Alaska Air Group,
              Inc.(a)               1,947,020
    89,000    Albany
              International
              Corp. - Class A       3,281,430
    27,400    Alexander &
              Baldwin, Inc.         1,458,776
    33,000    Alliant
              Techsystems,
              Inc.(a)               2,463,450
    55,500    American Science
              and Engineering,
              Inc.(a)               3,640,245
    37,800    American Standard
              Companies, Inc.       1,759,590
    84,500    Apogee
              Enterprises, Inc.     1,444,950
    91,000    Applied
              Industrial
              Technology, Inc.      3,265,080
    63,000    Armor Holdings,
              Inc.(a)               2,709,630
    90,000    Barnes Group,
              Inc.                  3,227,400
    60,000    Barrett Business
              Services, Inc.(a)     1,371,000
    54,000    Bright Horizons
              Family Solutions,
              Inc.(a)               2,073,600
    54,500    Burlington
              Northern Santa Fe
              Corp.                 3,259,100
    46,000    Canadian National
              Railway Co.-ADR       3,265,540
    72,000    Canadian Pacific
              Railway, Ltd.         3,093,120
    58,000    Caterpillar, Inc.     3,407,500
   100,000    Ceradyne, Inc.(a)     3,668,000
   125,000    CP Ships Ltd.         2,666,250
    67,000    CSX Corp.             3,114,160
    37,000    Cummins, Inc.         3,255,630
    50,000    Curtiss-Wright
              Corp.                 3,085,500
    14,000    Eaton Corp.             889,700
    28,000    ElkCorp               1,001,560
    59,000    EMCOR Group,
              Inc.(a)               3,498,700

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    86,700    Empresa
              Brasileira de
              Aeronautica
              S.A. - ADR         $  3,346,620
    74,000    Esterline
              Technologies
              Corp.(a)              2,803,860
    50,000    Fastenal Co.          3,054,500
   100,000    Flowserve
              Corp.(a)              3,635,000
   125,000    FTI Consulting,
              Inc.(a)               3,157,500
    95,000    General Cable
              Corp.(a)              1,596,000
    22,900    General Dynamics
              Corp.                 2,737,695
    90,000    Genesee & Wyoming
              , Inc.(a)             2,853,000
   121,900    Goodrich Corp.        5,405,046
    94,000    Granite
              Construction,
              Inc.                  3,594,560
    42,000    Griffon Corp.(a)      1,033,200
    27,100    Harsco Corp.          1,776,947
    39,600    Ingersoll Rand
              Co. Ltd. - Class
              A                     1,513,908
    20,000    Jacobs
              Engineering
              Group, Inc.(a)        1,348,000
    76,000    John H. Harland
              Co.                   3,374,400
    75,000    Joy Global, Inc.      3,784,500
    46,700    Kaydon Corp.          1,326,747
   110,000    Kforce, Inc.(a)       1,133,000
    56,000    Kirby Corp.(a)        2,768,080
    64,000    L-3
              Communications
              Holdings, Inc.        5,060,480
   200,000    Labor Ready,
              Inc.(a)               5,130,000
   130,500    Lennox
              International,
              Inc.                  3,577,005
    86,000    Lincoln Electric
              Holdings, Inc.        3,388,400
    71,700    Lockheed Martin
              Corp.                 4,376,568
   100,000    LSI Industries,
              Inc.                  1,900,000
    58,000    Manpower, Inc.        2,574,620
    87,000    Monster
              Worldwide,
              Inc.(a)               2,671,770
    50,000    Moog, Inc. -
              Class A(a)            1,476,000
    90,000    MSC Industrial
              Direct Co.,
              Inc. - Class A        2,985,300


 38   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    82,000    Norfolk Southern
              Corp.              $  3,325,920
    76,400    Northrop Grumman
              Corp.                 4,152,340
   265,000    Orbital Sciences
              Corp.(a)              3,312,500
    84,000    Oshkosh Truck
              Corp.                 3,625,440
    26,200    Portfolio
              Recovery
              Associates,
              Inc.(a)               1,131,316
    84,000    R.R. Donnelley &
              Sons Co.              3,113,880
   132,000    RailAmerica,
              Inc.(a)               1,570,800
    50,000    Regal-Beloit
              Corp.                 1,622,000
    99,950    Rollins, Inc.         1,951,024
    53,000    Roper Industries,
              Inc.                  2,082,370
   150,000    SkyWest, Inc.         4,023,000
    21,800    Stericycle,
              Inc.(a)               1,245,870
    35,000    Teleflex, Inc.        2,467,500
    35,600    Terex Corp.(a)        1,759,708
    47,000    The Boeing Co.        3,193,650
   111,000    The Manitowoc
              Co., Inc.             5,577,750
    48,000    The Middleby
              Corp.(a)              3,480,000
    30,000    United
              Stationers,
              Inc.(a)               1,435,800

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    30,000    United
              Technologies
              Corp.              $  1,555,200
    19,000    Universal Forest
              Products, Inc.        1,089,080
    56,000    URS Corp.(a)          2,261,840
    50,000    W.W. Grainger,
              Inc.                  3,146,000
    42,000    Waste
              Connections,
              Inc.(a)               1,473,360
    90,000    Wesco
              International,
              Inc.(a)               3,048,300
    48,700    West Corp.(a)         1,820,893
                                 ------------
TOTAL COMMON STOCKS (COST
$170,052,626)                     213,752,808

SHORT-TERM INVESTMENTS (1.4%)
$2,953,152    Brown Brothers
              Harriman Time
              Deposit,
              3.24%, 10/1/05#       2,953,152
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,953,152)                   2,953,152
                                 ------------
TOTAL INVESTMENTS (COST
$173,005,778) 100.0%              216,705,960
LIABILITIES LESS OTHER ASSETS
0.0%                                  (70,352)
                                 ------------
TOTAL NET ASSETS 100.0%          $216,635,608
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.
ADR   American Depositary Receipt


                                                   Schedule of Investments    39

Management Overview

ICON Information Technology Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                   99.6%
Top 10 Equity Holdings                                                     30.4%
Number of Stocks                                                              63
Short-Term Investments                                                      0.5%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2005
Texas Instruments, Inc.                                                     4.8%
Google, Inc. - Class A                                                      4.1%
Fiserv, Inc.                                                                3.1%
Hewlett-Packard Co.                                                         3.0%
Anteon
International Corp.                                                         2.7%
Satyam Computer
Services, Ltd.                                                              2.6%
Logitech
International S.A.                                                          2.6%
NICE Systems, Ltd. - ADR                                                    2.5%
NETGEAR, Inc.                                                               2.5%
Apple Computer, Inc.                                                        2.5%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Information Technology Fund appreciated 10.13% for the fiscal year ended September 30, 2005, trailing its narrow benchmarks, the S&P 1500 Information Technology Index and the NASDAQ Composite Index, which returned 13.61% and 14.19%, respectively, while also lagging its broad benchmark, the S&P 1500 Index, which returned 13.45%. Total returns for other periods as of September 30, 2005 appear on page 44.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund's systematic investment approach worked against performance as the ICON system led to lower-than-average relative exposure to the robust semiconductors group and industry bellwether Intel Corp. Although the semiconductors group comprised on average the largest industry weight within the Fund, the decision to underweight was made because suitable opportunity was also detected among other Technology-related industries. As for Intel, the stock was seemingly not trading at a steep enough discount to warrant a more aggressive market-weight position.

   A similar scenario unfolded in the computer hardware industry, which also turned in a strong overall showing. While this group was among the Fund's most heavily weighted industries during the period, it was underexposed relative to the market-weighted index average. Within the industry, the Fund's scaled-down position in sector standout Apple Computer Inc. was not sufficient to keep pace with the narrow benchmark.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not, in our view, adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the historical and projected effects of historical and estimated earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of value with relative strength (RS), we aim to capture leading industry themes that we believe are poised to outperform the sector benchmark.


 40   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. With rising oil prices, ongoing monetary tightening, and conflicting fears of mounting inflation and economic slowdown dominating the investment landscape, Information Technology issues endured severe volatility. As crude oil futures climbed in excess of $16 a barrel over the course of the fiscal year, the Federal Reserve maintained its policy of keeping inflation at bay, raising short-term interest rates to 3.75% at period-end from 1.75% in October 2004. While higher raw material costs and limited pricing power pressured profit margins, so too did the rising interest rate environment, which many believed would decrease the value of projected future earnings.

   Against this backdrop, Technology shares initially rallied, as investors appeared to set aside oil- and inflation- related fears, and instead focused on strong underlying fundamentals at the corporate and macroeconomic level. By mid-December, however, oil prices resumed their powerful surge, stoking inflation concerns while raising fears that a more aggressive stance toward monetary tightening might constrict economic growth.

   As these worries heightened, investors abandoned the highly cyclical sector, sending shares sharply lower on fear-based selling. This continued until April, when once again, fear seemingly gave way to fundamentals, lifting Technology stocks into solidly positive territory for the period.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Among the industries that made measurable contributions to Fund performance during the period were semiconductors, IT consulting & other services, and internet software & services. Conversely, principal industry detractors included systems software, computer & electronics retail, and office electronics.

   Because our quantitative model did not detect strong industry leadership within the Information Technology sector, the Fund avoided taking an aggressively high weighting in any of the 15 industries we track. Instead, the Fund maintained varying levels of exposure to each of the constituent groups, relying on our proprietary metrics to determine what in our view was the most appropriate allocation based on current valuation and relative strength readings.

   Turning to individual stocks, leading contributors to Fund performance included leading online Web search engine Google Inc., which reported record revenues on increased advertising spending. Global chipmaker Texas Instruments Inc. also gapped higher, having benefited from healthy growth in semiconductor demand and widening gross margins. Meanwhile, Cognizant Technology Solutions Corp., a provider of custom IT services, capitalized on

                                                       Management Overview    41

ICON Information Technology Fund

positive outsourcing trends and expansion of its customer base through internal efforts and acquisitions.

In contrast, companies that detracted from performance included Overland Storage
   Inc., which tumbled when the data protection provider reported quarterly and key account losses. Elsewhere, bar-code tag and labeling systems manufacturer Paxar Corp. posted flat quarterly revenues, reflecting softness in European markets. Also working against Fund performance was e-business infrastructure supplier InfoSpace Inc., which announced lower-than-expected second- and third-quarter profits. All three were ultimately sold on declining relative strength.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE INFORMATION TECHNOLOGY SECTOR?

A. Having been among the market leaders during the second half of the fiscal year, the Information Technology sector remains, according to our analysis, underpriced relative to our fair value estimates and still possesses reasonable upside potential. While oil price and interest rate uncertainties continue to loom large, we believe these concerns do not reflect strong underlying fundamentals at the macroeconomic and individual company level. Should investor concerns give way to fundamental value, the sector will likely continue to rally.

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- The Fund's systematic investment approach contributed to relative underperformance as the semiconductors and computer hardware industries were underexposed relative to the market-weighted benchmark.

- Because our quantitative model did not detect strong market leadership, the Fund did not take aggressively high industry weightings.

- Semiconductors, IT consulting & other services and internet software & services contributed to Fund performance, while systems software, computer & electronics retail, and office electronics detracted.

- Leading individual contributors during the period included Google Inc., Texas Instruments Inc. and Cognizant Technology Solutions Corp.

- Principal company detractors included Overland Storage Inc., Paxar Corp. and InfoSpace Inc.


 42   Management Overview

                                                            INDUSTRY COMPOSITION
                                                        as of September 30, 2005

                 Communications Equipment  16.5%
           IT Consulting & Other Services  15.8%
                           Semiconductors  12.5%
                     Application Software  8.8%
               Internet Software Services  7.5%
           Computer Storage & Peripherals  7.3%
    Data Processing & Outsourced Services  6.5%
                        Computer Hardware  6.5%
       Electronic Equipment Manufacturers  5.9%
                  Technology Distributors  4.4%
                         Systems Software  2.5%
                 Health Care Distributors  1.7%
                    Health Care Equipment  1.4%
        Electronic Manufacturing Services  1.1%
              Home Entertainment Software  0.7%
                     Health Care Supplies  0.5%

Percentages are based upon net assets.


                                                       Management Overview    43

ICON Information Technology Fund

AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2005

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS      2/19/97
-----------------------------------------------------------------------------------------
ICON Information Technology Fund                      10.13%       -5.63%       11.25%
-----------------------------------------------------------------------------------------
S&P 1500 Information Technology Index                 13.61%      -12.86%       5.27%
-----------------------------------------------------------------------------------------
NASDAQ Composite Index                                14.19%       -9.73%       5.85%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        13.45%       -0.46%       7.16%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

VALUE OF A $10,000 INVESTMENT
through September 30, 2005
[LINE GRAPH]

                                                                     S&P 1500
                                          ICON INFORMATION         INFORMATION          NASDAQ COMPOSITE
                                          TECHNOLOGY FUND        TECHNOLOGY INDEX            INDEX              S&P 1500 INDEX
                                          ----------------       ----------------       ----------------        --------------
2/19/97                                        10000                  10000                  10000                  10000
                                                9210                   9036                   8949                   9334
                                               10850                  10958                  10580                  10941
                                               12961                  12853                  12379                  11890
                                               10432                  11312                  11546                  12176
                                               11524                  13581                  13511                  13824
                                               11088                  14584                  13960                  14160
9/30/98                                         9569                  14126                  12492                  12636
                                               13975                  19383                  16188                  15382
                                               15490                  21379                  18185                  15941
                                               19901                  24062                  19862                  17181
9/30/99                                        21008                  25075                  20319                  16088
                                               29493                  34155                  30129                  18496
                                               36190                  38844                  33868                  19068
                                               33516                  35387                  29387                  18574
9/30/00                                        33456                  30971                  27224                  18567
                                               33646                  21169                  18322                  17209
                                               28149                  16075                  13657                  15203
                                               32236                  18117                  16051                  16202
9/30/01                                        22449                  12273                  11140                  13789
                                               29269                  16476                  14507                  15378
                                               29699                  15416                  13738                  15525
                                               23079                  11450                  10903                  13530
9/30/02                                        17208                   8437                   8742                  11194
                                               17151                  10296                   9972                  12101
                                               15568                  10196                  10030                  11697
                                               20892                  12127                  12147                  13536
9/30/03                                        23798                  13474                  13388                  13957
                                               25210                  15226                  15035                  15681
                                               25411                  14887                  14982                  16016
                                               24059                  15249                  15402                  16295
9/30/04                                        22736                  13698                  14287                  15990
                                               26190                  15568                  16411                  17530
                                               23340                  14420                  15106                  17181
                                               23831                  14661                  15570                  17477
9/30/05                                        25039                  15563                  16314                  18141

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 44   Management Overview

                                                         Schedule of Investments

                                                ICON Information Technology Fund
                                                              September 30, 2005

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (99.6%)
    78,600    Activision,
              Inc.(a)            $  1,607,370
    94,400    Amphenol Corp. -
              Class A               3,808,096
    54,800    Analog Devices,
              Inc.                  2,035,272
   139,600    Anteon
              International
              Corp.(a)              5,969,296
   100,600    Apple Computer,
              Inc.(a)               5,393,166
   144,600    Arris Group,
              Inc.(a)               1,714,956
   133,900    Arrow
              Electronics,
              Inc.(a)               4,199,104
   132,100    Avnet, Inc.(a)        3,229,845
   116,900    Avocent Corp.(a)      3,698,716
    36,000    Baxter
              International,
              Inc.                  1,435,320
    80,100    CACI
              International,
              Inc. - Class A(a)     4,854,060
   144,800    Checkpoint
              Systems, Inc.(a)      3,434,656
   121,400    Cisco Systems,
              Inc.(a)               2,176,702
    97,900    Cognizant
              Technology
              Solutions
              Corp.(a)              4,561,161
    69,000    Cree, Inc.(a)         1,726,380
    71,100    Digital River,
              Inc.(a)               2,477,835
   216,100    EMC Corp.(a)          2,796,334
   193,400    EPIQ Systems,
              Inc.(a)               4,219,988
   116,100    Fair Issac Corp.      5,201,280
    80,800    First Data Corp.      3,232,000
   149,000    Fiserv, Inc.(a)       6,834,630
   157,300    Gevity HR, Inc.       4,284,852
    28,200    Google, Inc. -
              Class A(a)            8,924,172
    87,300    Henry Schein,
              Inc.(a)               3,720,726
   227,400    Hewlett-Packard
              Co.                   6,640,080
    33,200    Infosys
              Technologies,
              Ltd. - ADR            2,466,096
   122,300    Ingram Micro,
              Inc.(a)               2,267,442
   178,200    Intel Corp.           4,392,630
    61,200    International
              Rectifier
              Corp.(a)              2,758,896
    24,600    Intuit, Inc.(a)       1,102,326
    34,300    Itron, Inc.(a)        1,566,138

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    54,000    j2 Global
              Communications,
              Inc.(a)            $  2,182,680
    75,700    Jabil Circuit,
              Inc.(a)               2,340,644
   113,600    Komag, Inc.(a)        3,630,656
   139,000    Logitech
              International
              S.A. - ADR(a)         5,664,250
   114,200    ManTech
              International
              Corp.(a)              3,016,022
    29,300    Marvell
              Technology Group,
              Ltd. - ADR(a)         1,351,023
    99,400    Maximus, Inc.         3,553,550
    22,500    Mettler-Toledo
              International,
              Inc.(a)               1,147,050
   156,300    Microchip
              Technology, Inc.      4,707,756
   127,300    Microsoft Corp.       3,275,429
    18,500    Millipore
              Corp.(a)              1,163,465
   117,400    Nam Tai
              Electronics, Inc.     2,985,482
   134,700    Neoware Systems,
              Inc.(a)               2,254,878
    19,900    Netease.com,
              Inc. - ADR(a)         1,791,199
   228,100    NETGEAR, Inc.(a)      5,488,086
   121,900    NICE Systems,
              Ltd. - ADR(a)         5,507,442
   315,900    Nokia Corp. - ADR     5,341,869
   174,400    Oracle Corp.(a)       2,160,816
    92,700    Qualcomm, Inc.        4,148,325
    34,700    Research in
              Motion, Ltd. -
              ADR(a)                2,373,480
    38,200    Respironics,
              Inc.(a)               1,611,276
    69,800    Rimage Corp.(a)       1,861,566
    44,400    SanDisk Corp.(a)      2,142,300
   189,900    Satyam Computer
              Services, Ltd. -
              ADR                   5,738,778
    75,300    Scientific-Atlanta,
              Inc.                  2,824,503
   230,500    Sonic
              Solutions(a)          4,955,750
    84,100    SRA
              International,
              Inc. - Class A(a)     2,983,868
   310,700    Texas
              Instruments, Inc.    10,532,730
    93,700    Verint Systems,
              Inc.(a)               3,836,078


                                                   Schedule of Investments    45

ICON Information Technology Fund
September 30, 2005

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
   124,700    ViaSat, Inc.(a)    $  3,198,555
    46,800    WebEx
              Communications,
              Inc.(a)               1,147,068
   153,200    Wipro, Ltd. - ADR     1,587,152
                                 ------------
TOTAL COMMON STOCKS (COST
$186,759,576)                     219,233,251

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------

SHORT-TERM INVESTMENTS (0.5%)
$1,058,662    Brown Brothers
              Harriman Time
              Deposit, 3.24%,
              10/01/05#          $  1,058,662
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,058,662)                   1,058,662
                                 ------------
TOTAL INVESTMENTS
(COST $187,818,238) 100.1%        220,291,913
LIABILITIES LESS OTHER ASSETS
(0.1)%                               (218,483)
                                 ------------
TOTAL NET ASSETS 100.0%          $220,073,430
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
 # BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.
ADR   American Depositary Receipt


 46   Schedule of Investments

                                                             Management Overview

                                          ICON Leisure and Consumer Staples Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                  101.0%
Top 10 Equity Holdings                                                     37.8%
Number of Stocks                                                              39
Short-Term Investments                                                      0.0%
Percentages are based upon net assets

TOP 10 EQUITY HOLDINGS
September 30, 2005
Papa John's International, Inc.                                             4.3%
Safeway, Inc.                                                               4.2%
Performance Food Group Co.                                                  4.1%
Kroger Co.                                                                  4.1%
J & J Snack Foods Corp.                                                     4.0%
Life Time Fitness, Inc.                                                     3.7%
United Natural Foods,
Inc.                                                                        3.6%
Nash Finch Co.                                                              3.3%
Casey's General Stores, Inc.                                                3.3%
Dow Jones & Company, Inc.                                                   3.2%
Percentages are based upon net assets
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Leisure and Consumer Staples Fund advanced 5.01% for the fiscal year ended September 30, 2005, trailing its sector-specific benchmarks, the S&P 1500 Consumer Discretionary Index and the S&P 1500 Consumer Staples Index, which returned 6.62% and 12.07%, respectively. Although neither index is an ideal comparison individually, together they provide a suitable reference for the Fund's overall performance. Additionally, the Fund fell short of its broad benchmark, the S&P 1500 Index, which returned 13.45% over the same period. Total returns for other periods as of September 30, 2005 appear on page 51.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Several factors contributed to the Fund's lag in relative performance. First, while the Fund maintained a sizable position in Altria Group Inc. during the period, this exposure was significantly underweighted relative to the S&P 1500 Consumer Staples Index, which maintained an average weighted exposure of more than 10% of the index. Although a weighting of this magnitude in our view would have exposed Fund shareholders to undue risk, Altria accounted for approximately 43% of the S&P 1500 Consumer Staples Index's total 12-month return. Thus, the Fund's small position worked against relative performance.

   Secondly, the Fund's position in the poorly performing leisure products industry hampered performance.

   Finally, although our process guides us to emphasize specific industries and securities, it may result in investments concentrated within a given capitalization range. Such was the case during the fiscal year, in which the Fund's valuation-related bias toward small- and mid-cap stocks proved detrimental as large-caps within the Leisure and Consumer Staples sector outperformed.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as these measures do not, in our view, adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of historical and projected

                                                       Management Overview    47

ICON Leisure and Consumer Staples Fund

   earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of value with relative strength (RS), we aim to capture leading industry themes that we believe are poised to outperform the sector benchmarks.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Not unlike the broader market, both the Leisure and Consumer Staples segments came under pressure during the period as perceived fears overshadowed quantifiable improvements in economic and company fundamentals. Much of these concerns centered on consumer spending, which remained resilient despite speculation to the contrary. Nevertheless, Leisure-related industries underperformed as investors surmised that rising interest rates and higher energy prices would spur material declines in discretionary spending and corporate profits.

   Likewise, Consumer Staples industries were believed to be at risk as competitive pricing pressures made it difficult for companies to pass higher raw material costs through to consumers. These concerns heightened in the wake of Hurricanes Katrina and Rita, although storm-related price hikes by and large proved temporary. All told, the defensive characteristics associated with the segment enabled it to weather the volatility that often plagued more cyclically oriented industries.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Fund performance suffered from exposure to the beleaguered leisure products and soft drinks industries, while stock selection in the personal products group detracted from overall gains. In contrast, primary industry contributors included food distributors, food retail and drug retail.

   Noteworthy shifts in industry weightings during the period included increases in food distributors, to approximately 14% of net assets at period-end, and food retail, from no representation to approximately 13% of net assets at period-end. While improving relative strength led to these industry rotations, the restaurants group was ultimately lowered to 8.6% from 14.7% of net assets as its relative strength declined.

   Although weak industry level performance prompted us to be more selective in our stock picking, several of the Fund's holdings were significant detractors. These included LeapFrog Enterprises Inc., which tumbled when the maker of learning products cited distribution issues and weak sales as reasons for its earnings shortfall. Restaurant operator O'Charley's Inc. also stumbled, as higher food and beverage costs coupled with lower sales rocked the casual dining chain. Elsewhere, 4 Kids Entertainment Inc. slid when the youth-oriented media group reported declines in licensing and

 48   Management Overview

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

   advertising revenue. These stocks were sold during the period as their declining relative strength met our sell criteria.

   Conversely, leading individual contributors included drug retailer Longs Drug Stores Corp., which saw gross margins widen after instituting improvements in its merchandise mix and inventory management. Competing drug retailer CVS Corp. also advanced, as acquisitions boosted its presence in the highly profitable Florida and Texas markets. Meanwhile, regional grocery operator Sparten Stores Inc. posted solid gains on higher margins in both its retail and distribution segments.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE LEISURE AND CONSUMER STAPLES SECTOR?

A. Widespread value continues to dot the Leisure and Consumer Staples sector, although relative strength has been conspicuously weak. For that reason, we will be keeping tabs on the broadcasting & cable TV, leisure products, publishing, and restaurant industries for indications of emerging leadership. At the same time, with food retail and food distributors currently nearing our estimate of fair value, we will be on the lookout for signs that valuations have become stretched.

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- The Fund's valuation-related bias toward small- and mid-cap stocks proved detrimental.

- Fund performance suffered from industry exposure to leisure products and soft drinks, in addition to stock selection in personal products. In addition, an underweight position in strong-performing Altria, Inc. hampered relative performance.

- Primary industry contributors included food distributors, food retail and drug retail.

- Several of the Fund's holdings led to its underperformance, including LeapFrog Enterprises Inc., O'Charley's Inc. and 4 Kids Entertainment Inc.

- Leading individual contributors to returns included Longs Drug Store Corp., CVS Corp. and Sparten Stores Inc.


                                                       Management Overview    49

ICON Leisure and Consumer Staples Fund

INDUSTRY COMPOSITION
September 30, 2005

                 Food Distributors
                                    14.4%
                       Food Retail
                                    13.3%
            Packaged Foods & Meats
                                    9.4%
                        Publishing
                                    9.2%
                       Restaurants
                                    8.7%
              Broadcast & Cable TV
                                    6.7%
                Leisure Facilities
                                    6.5%
                 Personal Products
                                    5.0%
                    Catalog Retail
                                    4.3%
     Computer & Electronics Retail
                                    4.0%
                       Drug Retail
                                    3.1%
                Household Products
                                    2.9%
                  Leisure Products
                                    2.8%
            Movies & Entertainment
                                    2.6%
       Home Entertainment Software
                                    2.4%
          Automobile Manufacturers
                                    2.3%
              Consumer Electronics
                                    2.1%
           Home Improvement Retail
                                    1.3%

Percentages are based upon net assets.


 50   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2005

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       5/9/97
-----------------------------------------------------------------------------------------
ICON Leisure and Consumer Staples Fund                5.01%        10.59%       10.79%
-----------------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index                 6.62%        1.79%        7.31%
-----------------------------------------------------------------------------------------
S&P 1500 Consumer Staples Index                       12.07%       3.95%        5.45%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        13.45%       -0.46%       7.15%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2005
[LINE GRAPH]

                                          ICON LEISURE AND
                                          CONSUMER STAPLES      S&P 1500 CONSUMER      S&P 1500 CONSUMER
                                                FUND           DISCRETIONARY INDEX       STAPLES INDEX          S&P 1500 INDEX
                                          ----------------     -------------------     -----------------        --------------
5/9/97                                         10000                  10000                  10000                  10000
                                               10440                  10706                  10532                  10769
                                               11350                  11749                  10622                  11703
                                               11555                  12154                  11706                  11985
                                               12688                  14320                  12925                  13606
                                               12347                  15454                  13400                  13937
9/30/98                                        11826                  12705                  11479                  12437
                                               13616                  16298                  14093                  15140
                                               14416                  17659                  13631                  15689
                                               15440                  18587                  13776                  16910
9/30/99                                        13571                  16840                  12269                  15835
                                               13002                  19631                  13169                  18205
                                               12647                  19006                  12188                  18768
                                               13559                  17347                  12880                  18282
9/30/00                                        14286                  16547                  12860                  18274
                                               14871                  15912                  13891                  16938
                                               15042                  15034                  12860                  14963
                                               17058                  16612                  13581                  15946
9/30/01                                        14609                  12992                  12273                  13572
                                               18594                  15605                  12863                  15136
                                               21074                  16136                  14032                  15281
                                               20035                  14409                  13625                  13317
9/30/02                                        17369                  11935                  12199                  11017
                                               16795                  12210                  12350                  11911
                                               16129                  11940                  11560                  11513
                                               18595                  14322                  12639                  13323
9/30/03                                        19262                  14736                  12824                  13737
                                               21387                  16872                  13864                  15434
                                               22999                  17298                  14683                  15764
                                               23512                  17161                  14784                  16038
9/30/04                                        22504                  16962                  13930                  15738
                                               25211                  19303                  15074                  17254
                                               25627                  18422                  15205                  16911
                                               24876                  18454                  15159                  17202
9/30/05                                        23632                  18085                  15611                  17855

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    51

Schedule of Investments

ICON Leisure and Consumer Staples Fund
September 30, 2005

SHARES                                 VALUE
--------------------------------------------
COMMON STOCKS (101.0%)
 28,500    Activision, Inc.(a)   $   582,825
 17,650    Best Buy Co., Inc.        768,305
 42,800    Bob Evans Farms,
           Inc.                      971,988
 31,700    Cablevision Systems
           Corp. - Class A(a)        972,239
 66,500    Casey's General
           Stores, Inc.            1,542,800
 35,000    Central European
           Distribution Corp(a)    1,490,650
 36,900    Church & Dwight Co.     1,363,086
 21,500    Coldwater Creek,
           Inc.(a)                   542,230
 51,700    CVS Corp.               1,499,817
 39,600    Dow Jones & Company,
           Inc.                    1,512,324
 48,300    Emmis Communications
           Corp. - Class A(a)      1,066,947
 40,400    GameStop Corp. -
           Class B(a)              1,146,956
  9,900    Harman International
           Industries, Inc.        1,012,473
290,800    Image Entertainment,
           Inc.(a)                 1,218,452
 53,200    Interstate Bakeries
           Corp.(a)                  497,420
 33,200    J & J Snack Foods
           Corp.                   1,918,960
 34,600    J. Jill Group,
           Inc.(a)                   547,372
 95,200    Kroger Co.(a)           1,960,168
 31,700    Lancaster Colony
           Corp.                   1,363,100
 52,600    Life Time Fitness,
           Inc.(a)                 1,743,164
  9,700    Lowe's Cos., Inc.         624,680

SHARES                                 VALUE
--------------------------------------------
 32,900    McDonald's Corp.      $ 1,101,821
 29,200    McGraw-Hill Cos.,
           Inc.                    1,402,768
153,300    Mediacom
           Communications
           Corp.(a)                1,131,354
 37,000    Nash Finch Co.          1,561,030
 40,900    Papa John's
           International,
           Inc.(a)                 2,049,908
 41,500    Parlux Fragrances,
           Inc.(a)                 1,209,310
 62,200    Performance Food
           Group Co.(a)            1,963,032
126,000    Poore Brothers,
           Inc.(a)                   686,700
 78,400    Safeway, Inc.           2,007,040
 38,300    SCP Pool Corp.          1,337,819
 37,800    Speedway
           Motorsports, Inc.       1,373,274
 35,000    The Sportsman's
           Guide, Inc.(a)            955,500
 38,500    Thomson Corp. -- ADR    1,444,135
 31,800    Thor Industries,
           Inc.                    1,081,200
 25,650    THQ, Inc.(a)              546,858
 48,300    United Natural
           Foods, Inc.(a)          1,707,888
 25,000    USANA Health
           Sciences, Inc.(a)       1,192,500
 20,000    Weis Markets, Inc.        800,200
                                 -----------
TOTAL INVESTMENTS 101.0%
(COST $43,805,774)                47,898,293
LIABILITIES LESS OTHER ASSETS
(1.0)%                              (488,040)
                                 -----------
TOTAL NET ASSETS 100.0%          $47,410,253
                                 ===========

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.

ADR American Depositary Receipt


 52   Schedule of Investments

                                                             Management Overview

                                                             ICON Materials Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                  100.1%
Top 10 Equity Holdings                                                     38.0%
Number of Stocks                                                              40
Short-Term Investments                                                      0.7%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2005
Eagle Materials, Inc.                                                       4.2%
Companhia Vale do Rio Doce                                                  4.1%
Freeport-McMoran Copper & Gold, Inc. - Class B                              3.9%
Rio Tinto Plc                                                               3.8%
Cemex S.A. De C.V. - ADR                                                    3.8%
BHP Billiton Ltd. - ADR                                                     3.7%
Martin Marietta Materials, Inc.                                             3.7%
The Scotts Miracle-Gro Co.                                                  3.6%
Agrium, Inc. - ADR                                                          3.6%
Reliance Steel & Aluminum Co.                                               3.6%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Materials Fund gained 25.04% for the fiscal year ended September, 2005, outpacing the 4.58% return for its sector-specific benchmark, the S&P 1500 Materials Index, as well as the 13.45% return of its broad benchmark, the S&P 1500 Index. Total returns for other periods as of September 30, 2005 appear on page 57.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Although certain Materials-related industries struggled during the period, the Fund continued to capture solid upside in the heavily weighted construction materials and steel industries, both of which were fueled by ongoing gains in global economic growth. However, as rising raw material costs pressured corporate profit margins, the Fund's exposure to such industries as specialty chemicals, commodity chemicals and aluminum was substantially reduced. While these moves helped to offset some of the losses, the negative effects were not completely neutralized.

   Fund performance was aided by minimal exposure during the period to the three largest constituents in the S&P 1500 Materials Index, E.I. du Pont de Nemours and Co., Dow Chemical Co. and Alcoa Inc., which all suffered considerable losses. The Fund did not own any of these stocks at period-end.

   In a difficult sector, ICON's discipline prevailed, enabling the Fund to outpace its benchmarks. Moreover, our discipline manifested itself in a valuation-related tilt toward mid-cap stocks, a residual development that reaped positive rewards. Although our process guides us to emphasize specific industries and securities, it may result in investments concentrated within a given capitalization range. Such was the case for the Materials sector, where stocks with a market capitalization of between $1 billion and $4 billion produced the strongest overall returns.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E) as we believe these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of historical and projected earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of value with relative strength (RS), we aim to

                                                       Management Overview    53

ICON Materials Fund

capture leading industry themes that we believe are poised to outperform the sector benchmark.

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. Equity markets faced considerable volatility throughout the fiscal year as conflicting fears of higher inflation and economic slowdown distracted investors. Surging oil prices and ongoing monetary tightening exacerbated these concerns, sending stocks into a volatile sideways trading range. However, this lack of focus obscured the fact that corporate earnings and economic fundamentals were generally positive. When investors were confident enough to look beyond the uncertainties, stocks typically charted an upward move.

   Within the Materials sector, the environment was relatively conducive in certain industries given the group's positive correlation to expansionary cycles. Despite surging input costs, pricing power remained subdued, although inflation concerns arose in the aftermath of Hurricanes Katrina and Rita.

   Nevertheless, our analysis indicates that construction materials and steel continue to trade at sizable discounts to our estimates of their intrinsic value. Steel stocks declined earlier this year on moderating demand, but have since trended upward with renewed vigor. Gold stocks also revealed strength late in the period, trading at multi-year highs in conjunction with rising gold futures.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. With much of the sector coming under pressure during the second half of the fiscal year, the Fund's valuation-related tilt toward our evaluation of the top-performing construction materials and steel industries proved highly advantageous. Late-period strength in gold stocks also contributed to Fund performance, reflecting double-digit, year-over-year gains in the spot price for gold. At the same time, given the global nature of the Materials sector, the Fund increased its holdings in American Depository Receipts. Trading at relatively deeper discounts than U.S. stocks, these dollar-denominated shares of foreign companies generally closed a much wider valuation gap.

   Among the Fund's top contributors to performance, construction material producers Florida Rock Industries Inc. and Eagle Materials Inc. benefited from supply and demand factors and their anticipated impact on pricing and revenues. Meanwhile, precision engineered steel producer Quanex Corp. profited from robust earnings across the company's core high-growth markets.

   In contrast, the Fund's performance was hampered by its investments in the diversified chemicals and specialty chemicals industries, as concerns over rising raw material costs and tighter profit margins pressured these

 54   Management Overview

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

   petroleum-dependent segments. Our analysis of declining relative strength and lack of upside participation ultimately led to reduced exposure.

   Several individual companies had a particularly negative effect on fiscal year performance, including recycled packaging provider Caraustar Industries Inc., which saw its profits erode due to higher freight and fuel expenses. Likewise, precision bearing manufacturer NN Inc. lowered earnings forecasts as raw material and resin prices skyrocketed, while resin supplier Myers Industries, Inc. proved unsuccessful in implementing price increases and internal cost controls. All three stocks were sold due to our estimate of declining relative strength.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MATERIALS SECTOR?

A. In light of the pullback across several constituent industries, our analysis indicates the Materials sector continues to feature widespread value, particularly within the top-performing construction materials and steel groups. While these industries are expected to maintain their leadership position, certain groups, most notably gold, now appear expensive based on our valuation model. Consequently, we will monitor our gold positions closely for signs of overpricing or declining relative strength, while keeping a watchful eye on the underpriced chemical industries for signs of revitalization.

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- The Fund continued to capture solid upside in industries that were fueled by ongoing gains in global economic growth.

- The Fund's valuation-related tilt toward mid-cap stocks, a consequence of our investment process, reaped positive rewards.

- Certain industry groups, including construction materials and steel, aided performance while diversified chemicals and specialty chemicals detracted from performance.

- Florida Rock Industries Inc., Eagle Materials Inc. and Quanex Corporation were among the Fund's top individual contributors to performance.

- Stocks that detracted from performance included Caraustar Industries Inc., NN, Inc. and Myers Industries, Inc.


                                                       Management Overview    55

ICON Materials Fund

INDUSTRY COMPOSITION
September 30, 2005

                                      Steel
                                             24.2%
                     Construction Materials
                                             23.2%
                Diversified Metals & Mining
                                             16.8%
       Fertilizers & Agricultural Chemicals
                                             8.1%
                                       Gold
                                             6.2%
      Construction & Farm Machinery & Heavy
                                     Trucks  4.8%
                           Industrial Gases
                                             4.5%
                                  Railroads
                                             3.8%
                        Specialty Chemicals
                                             2.8%
                 Precious Metals & Minerals
                                             2.7%
                                   Aluminum
                                             1.5%
                             Paper Products
                                             1.5%

Percentages are based upon net assets.


 56   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                        as of September 30, 2005

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       5/5/97
-----------------------------------------------------------------------------------------
ICON Materials Fund                                   25.04%       12.27%       2.25%
-----------------------------------------------------------------------------------------
S&P 1500 Materials Index                              4.58%        12.78%       5.43%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        13.45%       -0.46%       7.07%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2005
[LINE GRAPH]

                                                   ICON MATERIALS FUND      S&P 1500 MATERIALS INDEX         S&P 1500 INDEX
                                                   -------------------      ------------------------         --------------
5/5/97                                                    10000                       10000                       10000
                                                           9730                       10749                       10707
                                                          10900                       11391                       11635
                                                           7606                       10466                       11916
                                                           8632                       11582                       13528
                                                           7586                       11142                       13857
9/30/98                                                    6819                        9413                       12366
                                                           6800                        9795                       15053
                                                           6571                        9728                       15599
                                                           8060                       11660                       16813
9/30/99                                                    7612                       10685                       15743
                                                           8372                       11807                       18100
                                                           7352                       10523                       18660
                                                           7092                        9136                       18176
9/30/00                                                    6758                        8547                       18169
                                                           6400                       10572                       16841
                                                           6063                       10046                       14877
                                                           6643                       11050                       15855
9/30/01                                                    6011                        9755                       13494
                                                           7062                       11031                       15048
                                                           8036                       12210                       15193
                                                           7814                       11922                       13241
9/30/02                                                    6013                        9201                       10954
                                                           6184                       10214                       11842
                                                           5675                        9429                       11447
                                                           6322                       10707                       13246
9/30/03                                                    6576                       11335                       13658
                                                           8449                       13972                       15345
                                                           8555                       13824                       15673
                                                           9098                       14315                       15946
9/30/04                                                    9642                       14914                       15648
                                                          10914                       16307                       17155
                                                          10946                       16578                       16813
                                                          10593                       15154                       17103
9/30/05                                                   12055                       15598                       17752

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    57

Schedule of Investments

ICON Materials Fund
September 30, 2005

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
COMMON STOCKS (100.1%)
 161,200    Agrium, Inc. - ADR  $  3,541,564
  79,900    Airgas, Inc.           2,367,437
  55,000    Aleris
            International,
            Inc.(a)                1,509,750
  84,600    Anglo American
            Plc - ADR              2,554,920
  37,200    Aracruz Celulose
            S.A. - ADR             1,509,576
 119,800    Barrick Gold
            Corp. - ADR            3,480,190
 109,200    BHP Billiton
            Ltd. - ADR             3,732,456
  21,100    Burlington
            Northern Santa Fe
            Corp.                  1,261,780
  23,800    Caterpillar, Inc.      1,398,250
  72,676    Cemex S.A. De
            C.V. - ADR             3,800,955
  94,100    Companhia Vale do
            Rio Doce - ADR         4,127,226
  85,500    Compania de Minas
            Buenaventura
            S.A.u. - ADR           2,654,775
  68,200    CRH Plc - ADR          1,853,199
  27,100    CSX Corp.              1,259,608
  21,200    Cummins, Inc.          1,865,388
  34,200    Eagle Materials,
            Inc.                   4,150,853
 102,500    Falconbridge, Ltd.     2,738,800
  42,862    Florida Rock
            Industries, Inc.       2,747,026
  79,400    Freeport-McMoran
            Copper & Gold,
            Inc. - Class B         3,858,046
  39,300    Genesee & Wyoming
            , Inc.(a)              1,245,810
  40,000    Gibraltar
            Industries, Inc.         914,800
  89,800    Headwaters,
            Inc.(a)                3,358,520
  50,900    Lafarge North
            America, Inc.          3,441,349
  63,600    Lubrizol Corp.         2,755,788
  47,300    Martin Marietta
            Materials, Inc.        3,711,158

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
  29,400    Nucor Corp.         $  1,734,306
 111,400    Oregon Steel
            Mills, Inc.(a)         3,108,060
 115,600    Placer Dome,
            Inc. - ADR             1,982,540
  45,000    Praxair, Inc.          2,156,850
  52,150    Quanex Corp.           3,453,373
  66,900    Reliance Steel &
            Aluminum Co.           3,541,017
 163,600    Richmont Mines,
            Inc.(a)                  734,564
  23,200    Rio Tinto
            Plc - ADR              3,811,760
  81,900    Ryerson Tull, Inc.     1,744,470
   7,600    Sociedad Quimica y
            Minera de Chile
            SA - ADR                 959,424
  62,700    Steel Dynamics,
            Inc.                   2,129,292
  92,700    Steel
            Technologies, Inc.     2,403,711
  29,400    The Manitowoc Co.,
            Inc.                   1,477,350
  41,100    The Scotts
            Miracle-Gro Co.        3,613,923
  47,700    Worthington
            Industries, Inc.       1,003,131
                                ------------
TOTAL COMMON STOCKS (COST
$82,642,546)                      99,692,995

SHORT-TERM INVESTMENTS (0.7%)
$718,844    Brown Brothers
            Harriman Time
            Deposit, 3.24%,
            10/01/05#                718,844
                                ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $718,844)                      718,844
                                ------------
TOTAL INVESTMENTS 100.8% (COST
$83,361,390)                     100,411,839
LIABILITIES LESS OTHER ASSETS
(0.8)%                              (842,485)
                                ------------
TOTAL NET ASSETS 100.0%         $ 99,569,354
                                ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.
ADR   American Depositary Receipt


 58   Schedule of Investments

                                                             Management Overview

                                         ICON Telecommunication & Utilities Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2005
Equities                                                                   99.7%
Top 10 Equity Holdings                                                     33.4%
Number of Stocks                                                              56
Short-Term Investments                                                      0.9%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2005
California Water Service Group                                              4.1%
America Movil S.A. De C.V. - ADR                                            3.6%
American States Water Co.                                                   3.6%
CenterPoint Energy, Inc.                                                    3.3%
BellSouth Corp.                                                             3.3%
El Paso Electric Co.                                                        3.3%
Equitable Resources, Inc.                                                   3.1%
Pepco Holdings, Inc.                                                        3.1%
Southern Co.                                                                3.0%
TECO Energy, Inc.                                                           3.0%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Telecommunication & Utilities Fund appreciated 26.70% for the fiscal year ended September 30, 2005, outperforming the 2.27% return for S&P 1500 Telecommunication Services Index while underperforming the 36.70% return for the S&P 1500 Utilities Index. Although neither sector-specific benchmark is an ideal comparison individually, together they provide a suitable reference for the Fund's overall performance. Additionally, the Fund outperformed its broad benchmark, the S&P 1500 Index, which returned 13.45% over the same period. Total returns for other periods as of September 30, 2005 appear on page 64.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Consistent with the returns of the sector-specific benchmarks during the period, the Fund's valuation-related tilt toward Utilities issues accounted for its positive overall performance. Over the course of the fiscal year, the average exposure to Utilities-oriented industries was more than two-thirds of the Fund, while the average exposure to Telecommunication issues was less than one-third.

   Although commonly considered defensive in nature, Utilities industries assumed roles as market leaders based on a powerful combination of value and relative strength. ICON's investment discipline guided the Fund to maintain an overweight position in medium-capitalization stocks relative to the narrow benchmarks. While the emphasis on mid-cap securities was a residual of the Fund's investment process rather than a primary consideration, the larger relative weighting proved advantageous to fiscal-year returns.

Q. HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The Fund employs an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

   Furthermore, the Fund does not utilize static valuation metrics such as price-to-earnings (P/E), as we believe these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that consider the effects of historical and projected earnings, projected growth, risk, and interest rates (opportunity cost). By combining our determination of value with relative strength (RS), we aim to capture leading industry themes that we believe are poised to outperform the sector benchmarks.

                                                       Management Overview    59

ICON Telecommunication & Utilities Fund

Q. WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE FISCAL YEAR?

A. With rising oil prices, inflation fears, monetary tightening, and economic concerns pressuring the broader market, investors increasingly sought out safe havens in defensive-oriented sectors such as Utilities. Further bolstering the sector's appeal was its history of dividend payouts, which proved highly attractive given last year's lowering of maximum tax rates on dividend income. All told, the overall economic environment provided a positive setting, as long-term bond yields, which compete with dividend yields paid by utility stocks, remained relatively low.

   Deregulation of utility markets and strong global demand for power were also key growth factors. Each contributed to improved utility earnings, particularly among those power companies whose excess capacity could be resold into regions experiencing higher demand and cost dynamics.

   At the same time, conditions within the Telecommunication space were not nearly as favorable. Large-cap integrated telecommunication issues continued to come under heavy selling pressure, as intense pricing competition and rising costs chilled investor sentiment toward this primary constituent industry. Nevertheless, major telecom players in developed world markets benefited from increased sales and consolidation activity, while those in emerging markets gained from rapid infrastructure and wireless growth.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. A highly weighted tilt toward the Utilities sector worked in the Fund's favor, as evidenced by fiscal-year returns of 36.70% for the S&P 1500 Utilities Index and 2.27% for the S&P 1500 Telecommunications Services Index. Leading industry contributors by performance attribution included the entire field of Utilities industries, namely independent power producers & energy traders, gas utilities, water utilities, electric utilities, and multi-utilities. Our analysis of valuation and relative strength played a key role in their respective weightings, as did liquidity considerations.

   Among the Fund's primary contributors to performance, wireless communications provider America Movil, S.A. de C.V. has experienced phenomenal growth, expanding into 13 countries and acquiring more than 66 million subscribers in just over five years of operations. NII Holdings Inc., a provider of digital wireless services aimed at businesses, also gained, having reported record subscribers, revenues and income. Independent power producer Constellation Energy Group Inc. reflected solid market share gains in the competitive power supply arena, while diversified electric utility Allegheny Energy Inc. advanced on significantly improved outlooks for current year and forward earnings.

 60   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

   Conversely, communications equipment was the largest industry detractor to fiscal-year performance, although it comprised a relatively small portion of the Fund thereby limiting its impact. While the industry continues to trade at a discount to our estimate of fair value, investors avoided the group on concerns that a lack of service provider demand would curb its growth prospects. Likewise, the Fund maintained relatively narrow exposure to the integrated telecommunication services industry, which helped offset some of the losses associated with the group.

   Individual companies that detracted from Fund returns included networking equipment supplier UTStarcom Inc., which fell sharply after announcing an unexpected fourth-quarter loss on declining revenue and was removed from the Fund. Meanwhile, wireless services provider Vimpel Communications tumbled on news that the company faced substantial back tax claims. Elsewhere, shares of Boston Communication Group Inc. plummeted when the provider of subscriber management solutions received an unfavorable ruling in a patent infringement suit, and the company was ultimately sold due to our estimates of declining relative strength.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE TELECOMMUNICATION & UTILITIES SECTOR?

A. Although utility stocks recorded above-average returns throughout the fiscal year, they also experienced above-average losses during a late-period broad market sell-off. Moreover, rising long-term bond yields have begun to regain some luster versus utility dividend yields. Nevertheless, we continue to detect significant value across the Utilities sector, particularly in conjunction with the recent sell-off. The same holds true for the Telecommunication sector, especially the integrated telecommunication services industry, which is demonstrating nascent leadership based on our estimates of value and relative strength.


                                                       Management Overview    61

ICON Telecommunication & Utilities Fund

    PERFORMANCE HIGHLIGHTS

    September 30, 2005

- The Fund's valuation-related tilt toward the Utilities sector, which assumed the role of market leader, benefited overall performance.

- Defensive-oriented investor preferences, dividend payouts, deregulation, and strong global demand provided a positive setting for Utilities industries.

- Leading industry contributors to Fund performance included the entire Utilities group, while communications equipment detracted from relative returns.

- America Movil, S.A. de C.V., NII Holdings Inc., Constellation Energy Group Inc., and Allegheny Energy Inc. were among the Fund's leading individual contributors to Fund returns.

- Companies that detracted from Fund performance during the period included UTStarcom Inc., Vimpel Communications and Boston Communication Group Inc.


 62   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2005

                        Multi-Utilities  26.1%
                     Electric Utilities  25.8%
  Integrated Telecommunication Services  13.2%
    Wireless Telecommunication Services  9.9%
                          Gas Utilities  8.7%
                        Water Utilities  8.3%
               Communications Equipment  4.4%
   Independent Power Producers & Energy
                                Traders  3.3%

Percentages are based upon net assets.


                                                       Management Overview    63

ICON Telecommunication & Utilities Fund

AVERAGE ANNUAL TOTAL RETURN
as of September 30, 2005

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       7/9/97
-----------------------------------------------------------------------------------------
ICON Telecommunication & Utilities Fund               26.70%       2.58%        9.70%
-----------------------------------------------------------------------------------------
S&P 1500 Telecommunications Services Index            2.27%       -10.79%       -0.07%
-----------------------------------------------------------------------------------------
S&P 1500 Utilities Index                              36.70%       1.41%        8.85%
-----------------------------------------------------------------------------------------
S&P 1500 Index                                        13.45%       -0.46%       6.01%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

VALUE OF A $10,000 INVESTMENT
through September 30, 2005
[LINE GRAPH]

                                                ICON                 S&P 1500
                                        TELECOMMUNICATION &     TELECOMMUNICATIONS     S&P 1500 UTILITIES
                                           UTILITIES FUND         SERVICES INDEX             INDEX              S&P 1500 INDEX
                                        -------------------     ------------------     ------------------       --------------
7/9/97                                         10000                  10000                  10000                  10000
                                               10630                  10622                  10417                  10597
                                               12253                  12707                  12118                  10852
                                               13800                  14982                  12775                  12321
                                               13528                  14391                  12766                  12620
9/30/98                                        14231                  15105                  13226                  11262
                                               15927                  19374                  13625                  13709
                                               15110                  20000                  12192                  14207
                                               16924                  22672                  13518                  15312
9/30/99                                        16401                  21048                  12967                  14339
                                               17026                  23189                  12330                  16485
                                               15958                  22888                  13585                  16994
                                               16306                  19688                  14281                  16554
9/30/00                                        18858                  17603                  18732                  16548
                                               19039                  14272                  19530                  15338
                                               15995                  14014                  18172                  13550
                                               16564                  13868                  17309                  14440
9/30/01                                        15327                  13802                  14540                  12290
                                               15596                  12458                  14271                  13705
                                               15322                  10537                  14813                  13837
                                               14173                   8052                  12587                  12059
9/30/02                                        11948                   5960                  10056                   9976
                                               12737                   8181                  10542                  10786
                                               11625                   7010                  10216                  10425
                                               14077                   8534                  12283                  12064
9/30/03                                        14380                   7750                  12292                  12439
                                               15985                   8776                  13319                  13976
                                               17289                   9219                  13956                  14275
                                               16215                   9133                  13832                  14523
9/30/04                                        16906                   9723                  14699                  14251
                                               18497                  10515                  16403                  15624
                                               18497                   9715                  17175                  15313
                                               20075                  10055                  18792                  15576
9/30/05                                        21420                   9944                  20094                  16168

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 64   Management Overview

                                                         Schedule of Investments

                                         ICON Telecommunication & Utilities Fund
                                                              September 30, 2005

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (99.7%)
    31,700    Allegheny Energy,
              Inc.(a)            $    973,824
   164,900    America Movil
              S.A. De C.V. -
              ADR                   4,340,168
    72,100    American Electric
              Power Co., Inc.       2,862,370
   129,700    American States
              Water Co.             4,339,762
    30,900    Avista Corp.            599,460
   152,300    BellSouth Corp.       4,005,490
   121,400    California Water
              Service Group         5,001,680
   270,600    CenterPoint
              Energy, Inc.          4,023,822
    42,700    China Telecom
              Corp., Ltd. - ADR     1,609,363
    74,300    China Unicom,
              Ltd.  - ADR             615,204
    92,400    Cleco Corp.           2,178,792
    72,200    Consolidated
              Edison Company of
              New York, Inc.        3,505,310
    42,300    Constellation
              Energy Group,
              Inc.                  2,605,680
    19,100    Dominion
              Resources, Inc.
              of Virginia           1,645,274
    44,600    DTE Energy Co.        2,045,356
   188,300    El Paso Electric
              Co.(a)                3,926,055
    22,700    Endesa, S.A. -
              ADR                     607,679
    39,500    Energen Corp.         1,708,770
    53,600    Enersis
              S.A. - ADR              613,184
    94,800    Equitable
              Resources, Inc.       3,702,888
    67,400    FirstEnergy Corp.     3,512,888
    25,700    FPL Group, Inc.       1,223,320
    61,600    Golden Telecom,
              Inc. - ADR            1,944,712
    40,500    IDACORP, Inc.         1,220,265
    34,900    Korea Electric
              Power Corp. - ADR       618,079
    54,700    KT Corp. - ADR        1,230,750
    29,700    Mobile
              Telesystems - ADR     1,208,196
    66,300    National Fuel Gas
              Co.                   2,267,460

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    72,700    NETGEAR, Inc.(a)   $  1,749,162
    34,100    NICE Systems,
              Ltd. - ADR(a)         1,540,638
    95,100    NiSource, Inc.        2,306,175
    73,200    Nokia Corp.  -
              ADR                   1,237,812
    63,400    Oneok, Inc.           2,156,868
    28,900    Otter Tail Corp.        894,166
   158,600    Pepco Holdings,
              Inc.                  3,690,622
    87,200    PG&E Corp.            3,422,600
    63,900    Philippine Long
              Distance
              Telephone Co.-
              ADR                   1,945,755
    36,000    Pinnacle West
              Capital Corp.         1,586,880
    83,200    PNM Resources,
              Inc.                  2,385,344
   108,700    PPL Corp.             3,514,271
    33,800    Public Service
              Enterprise Group,
              Inc.                  2,175,368
    25,300    Puget Energy,
              Inc.                    594,044
   104,200    Semco Energy,
              Inc.(a)                 686,678
    58,500    Sempra Energy         2,753,010
    25,000    SK Telecom Co.,
              Ltd. - ADR              546,000
   102,100    Southern Co.          3,651,096
    49,800    Southwest Water
              Co.                     722,100
    61,900    SpectraLink Corp.       789,225
   133,000    Sprint Nextel
              Corp.                 3,162,740
   202,100    TECO Energy, Inc.     3,641,842
    89,000    Telecomunicacoes
              de Sao Paulo
              S.A. - ADR            1,769,320
   159,500    Telefonos de
              Mexico S.A. De
              C.V.  - ADR           3,392,565
    38,000    Turkcell Iletisim
              Hizmetleri - ADR        518,700
    12,100    TXU Corp.             1,365,848
    83,000    Vectren Corp.         2,353,050
    35,500    Vimpel
              Communications -
              ADR(a)                1,577,620
                                 ------------
TOTAL COMMON STOCKS
(COST $98,775,949)                120,265,300


                                                   Schedule of Investments    65

ICON Telecommunication & Utilities Fund
September 30, 2005

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
         x
SHORT-TERM INVESTMENTS (0.9%)
$1,080,301    Brown Brothers
              Harriman Time
              Deposit,
              3.24%, 10/01/05 #  $  1,080,301
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,080,301)                   1,080,301
                                 ------------
TOTAL INVESTMENTS 100.6%
(COST $99,856,250)                121,345,601
LIABILITIES LESS OTHER ASSETS
(0.6)%                               (695,056)
                                 ------------
TOTAL NET ASSETS 100.0%          $120,650,545
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2005.
ADR  American Depositary Receipt


 66   Schedule of Investments

                                          Six Month Hypothetical Expense Example

                                                  September 30, 2005 (unaudited)

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/05 - 9/30/05).

ACTUAL EXPENSES
The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                                                           Expense Example    67

September 30, 2005 (unaudited)

                              BEGINNING          ENDING         EXPENSES PAID      ANNUALIZED
                            ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD     EXPENSE RATIO
                               4/1/05            9/30/05       4/1/05-9/30/05*   4/1/05-9/30/05
-------------------------------------------------------------------------------------------------
ICON CONSUMER
 DISCRETIONARY FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses            $1,000.00         $  980.50           $5.91            1.19%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,019.03            6.02
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON ENERGY FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,297.00           $6.68            1.16%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,019.18            5.87
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON FINANCIAL FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,048.40           $6.32            1.23%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.83            6.22
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON HEALTHCARE FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,091.20           $6.13            1.17%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,019.13            5.92
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON INDUSTRIALS FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,070.80           $6.13            1.18%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,019.08            5.97
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON INFORMATION
 TECHNOLOGY FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,072.80           $6.44            1.24%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.78            6.28
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON LEISURE AND CONSUMER
 STAPLES FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00            922.10           $5.97            1.24%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.78            6.28
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------


 68   Expense Example

                              BEGINNING          ENDING         EXPENSES PAID      ANNUALIZED
                            ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD     EXPENSE RATIO
                               4/1/05            9/30/05       4/1/05-9/30/05*   4/1/05-9/30/05
-------------------------------------------------------------------------------------------------
ICON MATERIALS FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses            $1,000.00         $1,101.40           $6.64            1.26%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.68            6.38
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON TELECOMMUNICATION &
 UTILITIES FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,158.00           $6.60            1.22%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.88            6.17
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                                                           Expense Example    69

Statements of Assets and Liabilities

September 30, 2005

                                                       ICON
                                                     CONSUMER              ICON              ICON              ICON
                                                DISCRETIONARY FUND     ENERGY FUND      FINANCIAL FUND    HEALTHCARE FUND
                                                ------------------    --------------    --------------    ---------------
ASSETS
  Investments, at cost                             $157,856,022       $  675,827,812     $188,383,403      $555,895,839
                                                   ------------       --------------     ------------      ------------
  Investments, at value                             170,046,854          995,387,279      211,202,874       685,721,897
  Cash                                                        -                    -                -               865
  Receivables:
    Fund shares sold                                    104,854           19,482,215          106,524         3,879,342
    Investments sold                                  7,442,331                    -       10,555,722                 -
    Interest                                                  -                2,430               54             2,114
    Dividends                                           123,927            1,008,486          363,923            53,071
  Other assets                                           26,953               72,396           27,918            58,551
                                                   ------------       --------------     ------------      ------------
  Total Assets                                      177,744,919        1,015,952,806      222,257,015       689,715,840
                                                   ------------       --------------     ------------      ------------
LIABILITIES
  Payables:
    Due to custodian bank                             2,521,888                    -              528                 -
    Fund shares redeemed                                121,967              861,431          136,208         1,426,189
    Investments bought                                5,472,993            5,174,634       10,997,586         4,826,787
    Advisory fees                                       142,144              764,687          172,690           547,728
    Fund accounting fees                                  3,483               18,736            4,231            13,420
    Transfer agent fees                                   7,622               26,731            9,717            23,947
    Administration fees                                   6,740               36,258            8,189            25,971
    Trustee fees                                          4,363               14,574            4,865            11,062
  Accrued expenses                                       41,957               97,914           39,725            81,397
                                                   ------------       --------------     ------------      ------------
  Total Liabilities                                   8,323,157            6,994,965       11,373,739         6,956,501
                                                   ------------       --------------     ------------      ------------
NET ASSETS                                         $169,421,762       $1,008,957,841     $210,883,276      $682,759,339
                                                   ============       ==============     ============      ============
NET ASSETS CONSIST OF
  Paid-in Capital                                  $142,175,007       $  671,848,557     $173,175,967      $542,364,349
  Accumulated undistributed net investment
    income/(loss)                                             -            2,256,526        1,744,312                 -
  Accumulated undistributed net realized
    gain/(loss) from investments                     15,055,923           15,293,291       13,143,526        10,568,932
  Unrealized appreciation/(depreciation) on
    investments                                      12,190,832          319,559,467       22,819,471       129,826,058
                                                   ------------       --------------     ------------      ------------
NET ASSETS                                         $169,421,762       $1,008,957,841     $210,883,276      $682,759,339
                                                   ============       ==============     ============      ============
  Shares outstanding (unlimited shares
    authorized, no par value)                        12,445,868           29,887,461       15,707,906        38,062,144
  Net Asset Value (offering price and
    redemption price per share)                    $      13.61       $        33.76     $      13.43      $      17.94

The accompanying notes are an integral part of the financial statements.


 70   Financial Statements

                                             ICON
                            ICON         LEISURE AND                           ICON
          ICON           INFORMATION       CONSUMER          ICON        TELECOMMUNICATION
    INDUSTRIALS FUND   TECHNOLOGY FUND   STAPLES FUND   MATERIALS FUND   & UTILITIES FUND
    ----------------   ---------------   ------------   --------------   -----------------
      $173,005,778      $187,818,238     $43,805,774     $ 83,361,390      $ 99,856,250
      ------------      ------------     -----------     ------------      ------------
       216,705,960       220,291,913      47,898,293      100,411,839       121,345,601
             2,769                 -               -                -                 -
           115,212           271,594          19,339          108,905           131,130
                 -        10,001,177       1,360,785          369,148                 -
               266                95               -               65                97
           114,741            77,001          12,636           49,066           225,175
            36,537            40,397          29,086           28,126            24,746
      ------------      ------------     -----------     ------------      ------------
       216,975,485       230,682,177      49,320,139      100,967,149       121,726,749
      ------------      ------------     -----------     ------------      ------------
                 -             1,082         104,135                -                 -
            98,622           221,085         186,893           53,583            71,662
                 -        10,132,355       1,538,505        1,225,564           847,240
           174,605           180,347          40,164           75,603            96,392
             4,278             4,419             984            1,852             2,362
             7,116            12,273           9,481            8,557             7,509
             8,279             8,552           1,905            3,584             4,571
             4,890             4,992           2,667            3,250             3,593
            42,087            43,642          25,152           25,802            42,875
      ------------      ------------     -----------     ------------      ------------
           339,877        10,608,747       1,909,886        1,397,795         1,076,204
      ------------      ------------     -----------     ------------      ------------
      $216,635,608      $220,073,430     $47,410,253     $ 99,569,354      $120,650,545
      ============      ============     ===========     ============      ============
      $168,637,190      $242,185,530     $33,924,279     $ 73,995,331      $ 91,426,775
            16,028                 -               -          236,509         1,719,241
         4,282,208       (54,585,775)      9,393,455        8,287,065         6,015,178
        43,700,182        32,473,675       4,092,519       17,050,449        21,489,351
      ------------      ------------     -----------     ------------      ------------
      $216,635,608      $220,073,430     $47,410,253     $ 99,569,354      $120,650,545
      ============      ============     ===========     ============      ============
        17,064,530        25,306,600       3,963,291        8,811,606        14,574,830
      $      12.70      $       8.70     $     11.96     $      11.30      $       8.28


                                                      Financial Statements    71

Statements of Operations

For the year ended September 30, 2005

                                                        ICON
                                                      CONSUMER             ICON             ICON              ICON
                                                 DISCRETIONARY FUND    ENERGY FUND     FINANCIAL FUND    HEALTHCARE FUND
                                                 ------------------    ------------    --------------    ---------------
INVESTMENT INCOME
  Interest                                          $     8,151        $  1,019,847     $    48,337       $    345,909
  Dividends                                           1,135,197           8,552,720       4,234,107          1,520,589
  Foreign taxes withheld                                      -             (37,833)              -             (7,019)
                                                    -----------        ------------     -----------       ------------
  Total Investment Income                             1,143,348           9,534,734       4,282,444          1,859,479
                                                    -----------        ------------     -----------       ------------
EXPENSES
  Advisory fees                                       1,676,070           6,010,428       1,886,008          4,631,466
  Fund accounting fees                                   88,416             292,571         104,328            212,610
  Transfer agent fees                                   103,922             308,048         130,166            250,077
  Administration fees                                    80,902             290,502          90,964            223,505
  Registration fees                                      20,593              35,165          23,744             28,644
  Insurance expense                                       8,642              13,411          10,749             16,515
  Trustee fees and expenses                              17,400              45,216          21,570             40,095
  Interest expense                                       14,721                   -          48,707             18,079
  Other expenses                                         79,994             282,867          71,502            223,566
                                                    -----------        ------------     -----------       ------------
  Total expenses                                      2,090,660           7,278,208       2,387,738          5,644,557
                                                    -----------        ------------     -----------       ------------
NET INVESTMENT INCOME (LOSS)                           (947,312)          2,256,526       1,894,706         (3,785,078)
                                                    -----------        ------------     -----------       ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS
  Net realized gain/(loss) from investment
    transactions                                     21,149,069          22,940,745      15,015,457         10,569,614
  Change in unrealized
    appreciation/(depreciation) on
    investments                                      (9,621,489)        259,958,925      (4,980,248)        96,973,294
                                                    -----------        ------------     -----------       ------------
  Net realized and unrealized gain/(loss) on
    investments                                      11,527,580         282,899,670      10,035,209        107,542,908
                                                    -----------        ------------     -----------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $10,580,268        $285,156,196     $11,929,915       $103,757,830
                                                    ===========        ============     ===========       ============

The accompanying notes are an integral part of the financial statements.


 72   Financial Statements

                                             ICON
                            ICON         LEISURE AND                           ICON
          ICON           INFORMATION       CONSUMER          ICON        TELECOMMUNICATION
    INDUSTRIALS FUND   TECHNOLOGY FUND   STAPLES FUND   MATERIALS FUND   & UTILITIES FUND
    ----------------   ---------------   ------------   --------------   -----------------
      $    36,949        $    34,007      $    4,406     $    20,975        $    12,503
        1,754,074            968,628         844,465       1,665,484          3,166,445
          (20,546)                 -          (2,636)        (17,645)            (1,907)
      -----------        -----------      ----------     -----------        -----------
        1,770,477          1,002,635         846,235       1,668,814          3,177,041
      -----------        -----------      ----------     -----------        -----------
        1,961,273          2,640,693       1,004,088       1,020,441          1,011,015
           97,842            153,118          45,208          59,889             47,415
          113,109            202,692          81,010          85,040             68,507
           94,739            127,452          48,566          49,249             48,808
           23,897             28,002          19,724          22,640             18,582
           11,081             11,122           7,113           6,989              3,579
           20,477             29,312          10,158          10,347             10,008
           27,210            100,248          70,665          37,033             22,295
           85,463            103,334          11,291          43,767             41,417
      -----------        -----------      ----------     -----------        -----------
        2,435,091          3,395,973       1,297,823       1,335,395          1,271,626
      -----------        -----------      ----------     -----------        -----------
         (664,614)        (2,393,338)       (451,588)        333,419          1,905,415
      -----------        -----------      ----------     -----------        -----------
       28,540,115          9,986,052      12,701,511      28,105,684         10,867,997
        6,079,683         12,306,795      (9,663,969)     (7,049,729)        12,025,488
      -----------        -----------      ----------     -----------        -----------
       34,619,798         22,292,847       3,037,542      21,055,955         22,893,485
      -----------        -----------      ----------     -----------        -----------
      $33,955,184        $19,899,509      $2,585,954     $21,389,374        $24,798,900
      ===========        ===========      ==========     ===========        ===========


                                                      Financial Statements    73

Statements of Changes in Net Assets

                                                           ICON CONSUMER
                                                         DISCRETIONARY FUND                     ICON ENERGY FUND
                                                  --------------------------------      ---------------------------------
                                                   YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                  SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,       SEPTEMBER 30,
                                                      2005               2004                2005               2004
                                                  -------------      -------------      --------------      -------------
OPERATIONS
  Net investment income/(loss)                    $   (947,312)      $   (671,699)      $    2,256,526      $   (261,112)
  Net realized gain/(loss) from investment
    transactions                                    21,149,069         17,989,808           22,940,745         6,377,507
  Change in unrealized appreciation/depreciation
    on investments                                  (9,621,489)        (6,390,181)         259,958,925        51,219,049
                                                  ------------       ------------       --------------      ------------
  Net increase/(decrease) in net assets
    resulting from operations                       10,580,268         10,927,928          285,156,196        57,335,444
                                                  ------------       ------------       --------------      ------------
Dividends and Distributions to Shareholders
  Net investment income                                      -                  -                    -                 -
  Net realized gains                                         -                  -                    -                 -
                                                  ------------       ------------       --------------      ------------
  Net decrease from dividends and distributions              -                  -                    -                 -
                                                  ------------       ------------       --------------      ------------
FUND SHARE TRANSACTIONS
  Shares sold                                       50,107,439         62,754,370          711,655,180       246,044,827
  Reinvested dividends and distributions                     -                  -                    -                 -
  Shares repurchased                               (43,187,689)       (71,825,277)        (275,467,439)      (71,395,398)
                                                  ------------       ------------       --------------      ------------
    Net increase/(decrease) from fund share
      transactions                                   6,919,750         (9,070,907)         436,187,741       174,649,429
                                                  ------------       ------------       --------------      ------------
  Total net increase/(decrease) in net assets       17,500,018          1,857,021          721,343,937       231,984,873
NET ASSETS
  Beginning of period                              151,921,744        150,064,723          287,613,904        55,629,031
                                                  ------------       ------------       --------------      ------------
  End of period                                   $169,421,762       $151,921,744       $1,008,957,841      $287,613,904
                                                  ============       ============       ==============      ============
TRANSACTIONS IN FUND SHARES
  Shares sold                                        3,605,400          4,709,437           27,585,644        13,031,426
  Reinvested dividends and distributions                     -                  -                    -                 -
  Shares repurchased                                (3,120,303)        (5,477,472)         (10,886,604)       (3,903,835)
                                                  ------------       ------------       --------------      ------------
  Net increase/(decrease)                              485,097           (768,035)          16,699,040         9,127,591
  Shares outstanding beginning of period            11,960,771         12,728,806           13,188,421         4,060,830
                                                  ------------       ------------       --------------      ------------
  Shares outstanding end of period                  12,445,868         11,960,771           29,887,461        13,188,421
                                                  ============       ============       ==============      ============
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-term Securities)
  Purchase of Securities                          $270,228,278       $213,763,244       $  565,978,887      $184,627,946
  Proceeds from sales of securities                263,033,052        220,582,308          155,874,919        15,787,580
Accumulated undistributed net investment
  income/(loss)                                   $          -       $          -       $    2,256,526      $          -
                                                  ============       ============       ==============      ============

* The tax character of distributions to shareholders from net investment income for the year ended September 30, 2004 is ordinary income.

The accompanying notes are an integral part of the financial statements.


 74   Financial Statements

          ICON FINANCIAL FUND            ICON HEALTHCARE FUND            ICON INDUSTRIALS FUND
     -----------------------------   -----------------------------   -----------------------------
      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
     SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
         2005            2004            2005            2004            2005            2004
     -------------   -------------   -------------   -------------   -------------   -------------

     $  1,894,706    $    548,732    $ (3,785,078)   $ (2,540,659)   $   (664,614)   $    (849,293)

       15,015,457      17,877,672      10,569,614      10,762,480      28,540,115        5,713,298

       (4,980,248)     13,429,005      96,973,294       6,619,577       6,079,683       22,171,644
     ------------    ------------    ------------    ------------    ------------    -------------

       11,929,915      31,855,409     103,757,830      14,841,398      33,955,184       27,035,649
     ------------    ------------    ------------    ------------    ------------    -------------

         (400,204)       (576,093)*             -               -               -                -
      (14,368,848)              -        (877,529)              -               -                -
     ------------    ------------    ------------    ------------    ------------    -------------
      (14,769,052)       (576,093)       (877,529)              -               -                -
     ------------    ------------    ------------    ------------    ------------    -------------

      160,151,652      99,493,912     513,075,619     196,893,511     116,314,931      119,436,391
       14,495,645         570,282         842,844               -               -                -
     (149,318,334)    (82,211,184)   (219,709,399)    (67,323,826)   (143,327,765)     (69,333,095)
     ------------    ------------    ------------    ------------    ------------    -------------

       25,328,963      17,853,010     294,209,064     129,569,685     (27,012,834)      50,103,296
     ------------    ------------    ------------    ------------    ------------    -------------
       22,489,826      49,132,326     397,089,365     144,411,083       6,942,350       77,138,945

      188,393,450     139,261,124     285,669,974     141,258,891     209,693,258      132,554,313
     ------------    ------------    ------------    ------------    ------------    -------------
     $210,883,276    $188,393,450    $682,759,339    $285,669,974    $216,635,608    $ 209,693,258
     ============    ============    ============    ============    ============    =============

       12,078,196       7,735,769      30,887,090      14,262,864       9,680,063       11,909,801
        1,066,641          47,802          53,243               -               -                -
      (11,535,456)     (6,605,919)    (13,735,740)     (4,910,162)    (12,555,300)      (7,036,857)
     ------------    ------------    ------------    ------------    ------------    -------------
        1,609,381       1,177,652      17,204,593       9,352,702      (2,875,237)       4,872,944
       14,098,525      12,920,873      20,857,551      11,504,849      19,939,767       15,066,823
     ------------    ------------    ------------    ------------    ------------    -------------
       15,707,906      14,098,525      38,062,144      20,857,551      17,064,530       19,939,767
     ============    ============    ============    ============    ============    =============


     $334,005,678    $204,755,026    $493,069,662    $249,051,968    $131,854,781    $ 132,934,226
      321,445,227     186,785,022     216,184,507     123,293,752     161,003,971       80,111,027

     $  1,744,312    $    249,818    $          -    $          -    $     16,028    $           -
     ============    ============    ============    ============    ============    =============


                                                      Financial Statements    75

                                                                       ICON INFORMATION
                                                                       TECHNOLOGY FUND
                                                                ------------------------------
                                                                 YEAR ENDED       YEAR ENDED
                                                                SEPTEMBER 30,    SEPTEMBER 30,
                                                                    2005             2004
                                                                -------------    -------------
OPERATIONS:
  Net investment income/(loss)                                  $ (2,393,338)    $  (2,576,634)
  Net realized gain/(loss) from investments transactions           9,986,052        30,876,230
  Change in net unrealized appreciation/depreciation on
    investments                                                   12,306,795       (41,133,606)
                                                                ------------     -------------
  Net increase/(decrease) in net assets resulting from
    operations                                                    19,899,509       (12,834,010)
                                                                ------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                    -                 -
  Net realized gains                                                       -                 -
                                                                ------------     -------------
  Net decrease from dividends and distributions                            -                 -
                                                                ------------     -------------
FUND SHARE TRANSACTIONS
  Shares sold                                                    183,518,365       178,801,650
  Reinvested dividends and distributions                                   -                 -
  Shares repurchased                                            (227,596,847)     (229,687,727)
                                                                ------------     -------------
  Net increase/(decrease) from fund share transactions           (44,078,482)      (50,886,077)
                                                                ------------     -------------
  Total net increase/(decrease) in net assets                    (24,178,973)      (63,720,087)
NET ASSETS:
  Beginning of period                                            244,252,403       307,972,490
                                                                ------------     -------------
  End of period                                                 $220,073,430     $ 244,252,403
                                                                ============     =============
TRANSACTIONS IN FUND SHARES
  Shares sold                                                     22,003,840        21,330,842
  Reinvested dividends and distributions                                   -                 -
  Shares repurchased                                             (27,607,984)      (27,658,934)
                                                                ------------     -------------
  Net increase/(decrease)                                         (5,604,144)       (6,328,092)
  Shares outstanding beginning of period                          30,910,744        37,238,836
                                                                ------------     -------------
  Shares outstanding end of period                                25,306,600        30,910,744
                                                                ============     =============
PURCHASE AND SALES OF INVESTMENT SECURITIES
(excluding Short-term Securities)
  Purchase of Securities                                        $395,041,638     $ 537,991,382
  Proceeds from sales of securities                              442,915,109       591,381,665
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)        $          -     $           -
                                                                ============     =============

* The tax character of distributions to shareholders from net investment income for the year ended September 30, 2004 is ordinary income.

The accompanying notes are an integral part of the financial statements.


 76   Financial Statements

           ICON LEISURE AND                                                ICON TELECOMMUNICATION &
        CONSUMER STAPLES FUND              ICON MATERIALS FUND                  UTILITIES FUND
    ------------------------------    ------------------------------    ------------------------------
     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
        2005             2004             2005             2004             2005             2004
    -------------    -------------    -------------    -------------    -------------    -------------

    $   (451,588)    $   (326,799)    $    333,419     $     87,329     $  1,905,415     $    580,886
      12,701,511       11,738,085       28,105,684        1,298,590       10,867,997        3,885,662

      (9,663,969)       2,299,602       (7,049,729)      22,065,303       12,025,488        3,437,864
    ------------     ------------     ------------     ------------     ------------     ------------

       2,585,954       13,710,888       21,389,374       23,451,222       24,798,900        7,904,412
    ------------     ------------     ------------     ------------     ------------     ------------

               -                -         (163,349)        (198,911)*       (767,065)        (559,797)*
     (13,572,229)               -                -                -                -                -
    ------------     ------------     ------------     ------------     ------------     ------------
     (13,572,229)               -         (163,349)        (198,911)        (767,065)        (559,797)
    ------------     ------------     ------------     ------------     ------------     ------------

     156,682,191       52,673,531       89,687,347      111,162,483       93,654,010       26,477,305
      13,378,405                -          160,788          198,136          762,535          557,773
    (194,686,497)     (65,709,303)    (151,343,125)     (25,150,862)     (59,123,198)     (15,563,524)
    ------------     ------------     ------------     ------------     ------------     ------------
     (24,625,901)     (13,035,772)     (61,494,990)      86,209,757       35,293,347       11,471,554
    ------------     ------------     ------------     ------------     ------------     ------------
     (35,612,176)         675,116      (40,268,965)     109,462,068       59,325,182       18,816,169
      83,022,429       82,347,313      139,838,319       30,376,251       61,325,363       42,509,194
    ------------     ------------     ------------     ------------     ------------     ------------
    $ 47,410,253     $ 83,022,429     $ 99,569,354     $139,838,319     $120,650,545     $ 61,325,363
    ============     ============     ============     ============     ============     ============

      12,172,021        3,663,087        8,775,257       13,704,883       12,890,779        4,192,093
       1,067,710                -           15,794           26,174          106,947           94,538
     (14,999,963)      (4,572,081)     (15,426,293)      (3,179,704)      (7,698,688)      (2,487,287)
    ------------     ------------     ------------     ------------     ------------     ------------
      (1,760,232)        (908,994)      (6,635,242)      10,551,353        5,299,038        1,799,344
       5,723,523        6,632,517       15,446,848        4,895,495        9,275,792        7,476,448
    ------------     ------------     ------------     ------------     ------------     ------------
       3,963,291        5,723,523        8,811,606       15,446,848       14,574,830        9,275,792
    ============     ============     ============     ============     ============     ============


    $261,063,086     $151,387,685     $132,449,934     $123,284,118     $149,329,103     $ 69,915,069
     299,173,481      163,795,587      191,074,580       41,285,979      113,156,179       58,301,505
    $          -     $          -     $    236,509     $     66,439     $  1,719,241     $    580,891
    ============     ============     ============     ============     ============     ============


                                                      Financial Statements    77

Financial Highlights

                                                   INCOME FROM INVESTMENT OPERATIONS
                                                ----------------------------------------
                                    NET ASSET      NET        NET REALIZED
                                     VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                    BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT
                                    OF PERIOD   (LOSS)(X)    ON INVESTMENTS   OPERATIONS
                                    ---------   ----------   --------------   ----------
ICON CONSUMER DISCRETIONARY FUND
    Year Ended September 30, 2005    $12.70       $(0.08)        $ 0.99         $ 0.91
    Year Ended September 30, 2004     11.79        (0.05)          0.96           0.91
    Year Ended September 30, 2003     10.12        (0.08)          1.75           1.67
    Year Ended September 30, 2002      8.96        (0.06)          1.22           1.16
    Year Ended September 30, 2001      9.23        (0.01)         (0.26)         (0.27)
ICON ENERGY FUND
    Year Ended September 30, 2005     21.81         0.10          11.85          11.95
    Year Ended September 30, 2004     13.70        (0.04)          8.15           8.11
    Year Ended September 30, 2003     11.84        (0.04)          1.90           1.86
    Year Ended September 30, 2002     11.29        (0.08)          0.65           0.57
    Year Ended September 30, 2001     13.19         0.07          (0.76)         (0.69)
ICON FINANCIAL FUND
    Year Ended September 30, 2005     13.36         0.13           0.99           1.12
    Year Ended September 30, 2004     10.78         0.04           2.60           2.64
    Year Ended September 30, 2003      8.84         0.05           1.92           1.97
    Year Ended September 30, 2002     12.04        (0.01)         (1.08)         (1.09)
    Year Ended September 30, 2001     12.26         0.06           1.13           1.19
ICON HEALTHCARE FUND
    Year Ended September 30, 2005     13.70        (0.14)          4.42           4.28
    Year Ended September 30, 2004     12.28        (0.14)          1.56           1.42
    Year Ended September 30, 2003     10.35        (0.09)          2.02           1.93
    Year Ended September 30, 2002     11.57        (0.12)         (0.49)         (0.61)
    Year Ended September 30, 2001     11.93        (0.10)          0.51           0.41
ICON INDUSTRIALS FUND
    Year Ended September 30, 2005     10.52        (0.04)          2.22           2.18
    Year Ended September 30, 2004      8.80        (0.05)          1.77           1.72
    Year Ended September 30, 2003      7.96        (0.05)          0.89           0.84
    Year Ended September 30, 2002      8.55        (0.02)         (0.57)         (0.59)
    Year Ended September 30, 2001      9.07        (0.02)         (0.48)         (0.50)

                                               LESS DIVIDENDS AND DISTRIBUTIONS
                                    -------------------------------------------------------
                                    DIVIDENDS    DISTRIBUTIONS                    TOTAL
                                     FROM NET      FROM NET                     DIVIDENDS
                                    INVESTMENT     REALIZED        RETURN          AND
                                      INCOME         GAINS       OF CAPITAL   DISTRIBUTIONS
                                    ----------   -------------   ----------   -------------
ICON CONSUMER DISCRETIONARY FUND
    Year Ended September 30, 2005     $    -        $    -         $   -         $    -
    Year Ended September 30, 2004          -             -             -              -
    Year Ended September 30, 2003          -             -             -              -
    Year Ended September 30, 2002          -             -             -              -
    Year Ended September 30, 2001          -             -             -              -
ICON ENERGY FUND
    Year Ended September 30, 2005          -             -             -              -
    Year Ended September 30, 2004          -             -             -              -
    Year Ended September 30, 2003          -             -             -              -
    Year Ended September 30, 2002      (0.02)            -             -          (0.02)
    Year Ended September 30, 2001      (0.09)        (1.12)            -          (1.21)
ICON FINANCIAL FUND
    Year Ended September 30, 2005      (0.03)        (1.02)            -          (1.05)
    Year Ended September 30, 2004      (0.06)            -             -          (0.06)
    Year Ended September 30, 2003      (0.03)            -             -          (0.03)
    Year Ended September 30, 2002          -         (2.11)            -          (2.11)
    Year Ended September 30, 2001      (1.41)            -             -          (1.41)
ICON HEALTHCARE FUND
    Year Ended September 30, 2005          -         (0.04)            -          (0.04)
    Year Ended September 30, 2004          -             -             -              -
    Year Ended September 30, 2003          -             -             -              -
    Year Ended September 30, 2002          -         (0.56)        (0.05)         (0.61)
    Year Ended September 30, 2001          -         (0.77)            -          (0.77)
ICON INDUSTRIALS FUND
    Year Ended September 30, 2005          -             -             -              -
    Year Ended September 30, 2004          -             -             -              -
    Year Ended September 30, 2003          -             -             -              -
    Year Ended September 30, 2002          -             -             -              -
    Year Ended September 30, 2001      (0.02)            -             -          (0.02)

(x)  Calculated using the average share method.

The accompanying notes are an integral part of the financial statements.


 78   Financial Highlights

                                                                        RATIO OF NET
    NET ASSET                                AVERAGE        RATIO OF     INVESTMENT
     VALUE,               NET ASSETS,       NET ASSETS      EXPENSES    INCOME/(LOSS)   PORTFOLIO
     END OF     TOTAL    END OF PERIOD    FOR THE PERIOD   TO AVERAGE    TO AVERAGE     TURNOVER
     PERIOD     RETURN   (IN THOUSANDS)   (IN THOUSANDS)   NET ASSETS    NET ASSETS       RATE
    ---------   ------   --------------   --------------   ----------   -------------   ---------
     $13.61       7.17%    $  169,422        $167,635         1.25%         (0.57)%      157.94%
      12.70       7.72%       151,922         178,011         1.31%         (0.38)%      120.63%
      11.79      16.50%       150,065         118,834         1.40%         (0.79)%      174.51%
      10.12      12.95%       121,640         184,174         1.29%         (0.49)%      128.06%
       8.96      (2.93)%      107,075          78,281         1.37%         (0.10)%       88.20%

      33.76      54.79%     1,008,958         602,922         1.21%          0.37%        27.51%
      21.81      59.20%       287,614         127,920         1.35%         (0.20)%       13.42%
      13.70      15.71%        55,629          74,883         1.40%         (0.29)%       42.53%
      11.84       5.03%       104,220          71,434         1.35%         (0.61)%       26.30%
      11.29      (6.53)%       36,945          49,195         1.39%          0.54%       134.77%

      13.43       8.29%       210,883         188,864         1.26%          1.00%       170.75%
      13.36      24.53%       188,393         162,121         1.32%          0.34%       114.50%
      10.78      22.35%       139,261         131,042         1.34%          0.54%       142.77%
       8.84     (11.88)%      110,116          60,904         1.36%         (0.06)%       69.58%
      12.04       9.57%        54,318          59,425         1.41%          0.51%       174.41%

      17.94      31.39%       682,759         463,813         1.22%         (0.82)%       47.88%
      13.70      11.56%       285,670         244,742         1.29%         (1.04)%       52.72%
      12.28      18.65%       141,259         120,068         1.34%         (0.84)%       85.52%
      10.35      (5.63)%       93,031          44,042         1.39%         (1.05)%      104.90%
      11.57       3.39%        33,646          35,981         1.45%         (0.98)%      145.08%

      12.70      20.72%       216,636         196,295         1.24%         (0.34)%       67.25%
      10.52      19.55%       209,693         179,657         1.29%         (0.47)%       45.77%
       8.80      10.55%       132,554          70,382         1.43%         (0.64)%       90.49%
       7.96      (6.90)%       63,919         107,335         1.30%         (0.24)%       99.22%
       8.55      (5.55)%       76,325          55,928         1.38%         (0.16)%       72.65%


                                                      Financial Highlights    79

                                               INCOME FROM INVESTMENT OPERATIONS            LESS DIVIDENDS AND DISTRIBUTIONS
                                            ----------------------------------------   ------------------------------------------
                                NET ASSET      NET        NET REALIZED                 DIVIDENDS    DISTRIBUTIONS       TOTAL
                                 VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM    FROM NET      FROM NET        DIVIDENDS
                                BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT   INVESTMENT     REALIZED           AND
                                OF PERIOD   (LOSS)(X)    ON INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS
                                ---------   ----------   --------------   ----------   ----------   -------------   -------------
ICON INFORMATION TECHNOLOGY FUND
    Year Ended September 30,
      2005                       $ 7.90       $(0.08)        $ 0.88         $ 0.80       $    -        $     -         $     -
    Year Ended September 30,
      2004                         8.27        (0.08)         (0.29)         (0.37)           -              -               -
    Year Ended September 30,
      2003                         5.98        (0.08)          2.37           2.29            -              -               -
    Year Ended September 30,
      2002                         7.80        (0.10)         (1.72)         (1.82)           -              -               -
    Year Ended September 30,
      2001                        22.13        (0.10)         (4.03)         (4.13)           -         (10.20)         (10.20)
ICON LEISURE AND CONSUMER STAPLES FUND
    Year Ended September 30,
      2005                        14.51        (0.06)          0.94           0.88            -          (3.43)          (3.43)
    Year Ended September 30,
      2004                        12.42        (0.04)          2.13           2.09            -              -               -
    Year Ended September 30,
      2003                        11.20        (0.06)          1.28           1.22            -              -               -
    Year Ended September 30,
      2002                         9.42        (0.07)          1.85           1.78                           -               -
    Year Ended September 30,
      2001                         9.24        (0.05)          0.26           0.21        (0.01)         (0.02)          (0.03)
ICON MATERIALS FUND
    Year Ended September 30,
      2005                         9.05         0.03           2.23           2.26        (0.01)             -           (0.01)
    Year Ended September 30,
      2004                         6.20         0.01           2.87           2.88        (0.03)             -           (0.03)
    Year Ended September 30,
      2003                         5.68         0.03           0.50           0.53        (0.01)             -           (0.01)
    Year Ended September 30,
      2002                         5.70         0.02          (0.01)          0.01        (0.03)             -           (0.03)
    Year Ended September 30,
      2001                         6.49         0.02          (0.74)         (0.72)       (0.07)             -           (0.07)
ICON TELECOMMUNICATION & UTILITIES FUND
    Year Ended September 30,
      2005                         6.61         0.14           1.61           1.75        (0.08)             -           (0.08)
    Year Ended September 30,
      2004                         5.69         0.07           0.92           0.99        (0.07)             -           (0.07)
    Year Ended September 30,
      2003                         4.78         0.10           0.87           0.97        (0.06)             -           (0.06)
    Year Ended September 30,
      2002                         6.19         0.10          (1.45)         (1.35)       (0.06)             -           (0.06)
    Year Ended September 30,
      2001                         8.13         0.09          (1.52)         (1.43)       (0.11)         (0.40)          (0.51)

(x)  Calculated using the average share method.

The accompanying notes are an integral part of the financial statements.


 80   Financial Highlights

                                                                        RATIO OF NET
    NET ASSET                              AVERAGE NET      RATIO OF     INVESTMENT
     VALUE,               NET ASSETS,         ASSETS        EXPENSES    INCOME/(LOSS)   PORTFOLIO
     END OF     TOTAL    END OF PERIOD    FOR THE PERIOD   TO AVERAGE    TO AVERAGE     TURNOVER
     PERIOD     RETURN   (IN THOUSANDS)   (IN THOUSANDS)   NET ASSETS    NET ASSETS       RATE
    ---------   ------   --------------   --------------   ----------   -------------   ---------


     $ 8.70      10.13%     $220,073         $264,222         1.29%         (0.91)%      152.16%

       7.90      (4.47)%     244,252          282,062         1.31%         (0.91)%      189.67%

       8.27      38.29%      307,972          190,287         1.35%         (1.16)%      155.39%

       5.98     (23.33)%      75,623          189,972         1.31%         (1.09)%      190.09%

       7.80     (32.90)%     118,851           99,875         1.37%         (0.90)%       70.32%


      11.96       5.01%       47,410           99,988         1.30%         (0.45)%      271.72%

      14.51      16.83%       83,022          104,515         1.33%         (0.31)%      148.43%

      12.42      10.89%       82,347           80,928         1.38%         (0.51)%      139.54%

      11.20      18.90%       88,341           86,202         1.34%         (0.55)%       90.43%

       9.42       2.26%       41,162           41,086         1.40%         (0.50)%      148.23%


      11.30      25.04%       99,569          101,971         1.31%          0.33%       128.01%

       9.05      46.61%      139,838           68,497         1.37%          0.13%        59.48%

       6.20       9.36%       30,376           40,156         1.47%          0.59%       130.01%

       5.68       0.06%       59,020           45,917         1.36%          0.23%        74.55%

       5.70     (11.07)%      29,200           24,544         1.47%          0.40%        91.28%


       8.28      26.70%      120,651          101,129         1.26%          1.88%       112.91%

       6.61      17.57%       61,325           54,232         1.37%          1.07%       108.81%

       5.69      20.36%       42,509           53,219         1.41%          2.05%       158.24%

       4.78     (22.05)%      66,366           20,196         1.50%          1.78%       137.81%

       6.19     (18.74)%      16,537           13,554         1.54%          1.22%        46.10%


                                                      Financial Highlights    81

Notes to Financial Statements

September 30, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Consumer Discretionary Fund ("Consumer Discretionary Fund"), ICON Energy Fund ("Energy Fund"), ICON Financial Fund ("Financial Fund"), ICON Healthcare Fund ("Healthcare Fund"), ICON Industrials Fund ("Industrials Fund"), ICON Information Technology Fund ("Information Technology Fund"), ICON Leisure and Consumer Staples Fund ("Leisure and Consumer Staples Fund"), ICON Materials Fund ("Materials Fund"), and ICON Telecommunication & Utilities Fund ("Telecommunication & Utilities Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. There are eight other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

The Funds invest primarily in securities of companies whose principal business activities fall within specific industries and sectors. Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of each of Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a non-diversified sector fund may involve greater risk and volatility than a diversified fund. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

In addition, in the normal course of business the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

 82   Notes to Financial Statements

INVESTMENT VALUATION

The Funds' securities and other assets are valued at the closing price at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Funds use pricing services to report the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board of Trustees ("Board") or pursuant to procedures approved by the Board.

Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Prior to February 22, 2005, London closing exchange rates were used to convert foreign security values into U.S. dollars. After that date, currency rates as of the close of the New York Stock Exchange were used to convert foreign security values into U.S. dollars.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. The valuation assigned to fair-valued securities for purposes of calculating a Fund's net asset value ("NAV") may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.


                                             Notes to Financial Statements    83

REPURCHASE AGREEMENTS

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the year ended September 30, 2005.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the exchange rates and changes in market prices of securities held. The Funds did not enter into any forward foreign currency contracts during the year ended September 30, 2005.

 84   Notes to Financial Statements

FUTURES CONTRACTS

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts during the year ended September 30, 2005.

OPTIONS TRANSACTIONS

Each Fund may write put and call options only if it owns an offsetting position in the underlying security. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Funds did not enter into any option transactions during the year ended September 30, 2005.

                                             Notes to Financial Statements    85

INCOME TAXES

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INVESTMENT TRANSACTIONS

Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes security transactions are accounted for on trade date. Gains and losses on securities sold are determined on the basis of identified cost.

EXPENSES

Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets.


 86   Notes to Financial Statements

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES

ICON Advisers, Inc. ("ICON") serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 1.00% of the Funds' average daily net assets.

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES

U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provided domestic custodial services, transfer agent services and fund accounting for the Funds for various portions of the year ended September 30, 2005. U.S. Bank served as the custodian until April 17, 2005 and the transfer agent until April 24, 2005. For these services, the Trust paid a fee for transfer agent and custody services at an annual rate of 0.055% on the Trust's first $500 million of daily average net assets, 0.05% on the next $1 billion of average daily net assets, and 0.04% on the balance of average daily net assets in excess of $1.5 billion. U.S. Bancorp served as the fund accountant until March 31, 2005, for which they were paid a fund accounting fee at an annual rate of 0.1025% on the Trust's first $500 million of average daily net assets, 0.0875% on the next $500 million of average daily net assets, and 0.05% on the balance of average daily net assets in excess of $1 billion for these services. The Funds also paid for various out-of-pocket costs incurred by U.S. Bank and U.S. Bancorp.

Effective April 1, 2005, the Trust retained BISYS Fund Services Ohio, Inc. ("BISYS") as Fund Accounting Agent for the Funds. For its services, the Trust pays BISYS 0.03% on the first $1.75 billion of Trust Assets, 0.0175% on the average daily net assets over $1.75 billion and up to $5 billion, and 0.01% on assets in excess of $5 billion.

Effective April 18, 2005, the Trust retained Brown Brothers Harriman ("BBH") as custodian of the Trust's investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Effective April 25, 2005, the Trust retained Boston Financial Data Services, Inc. as the Trust's transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.


                                             Notes to Financial Statements    87

ADMINISTRATIVE SERVICES

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities. This agreement provides for an annual fee to ICON of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

For the period October 1, 2004 thru March 31, 2005, U.S. Bancorp provided sub-administration services to ICON for a sub-administration fee of 0.02% on the Trust's first $1.5 billion of average daily net assets and 0.015% on assets above $1.5 billion, subject to a minimum annual fee of $140,000.

Effective April 1, 2005, ICON entered into a sub-administration agreement with BISYS pursuant to which BISYS assists ICON with the administration and business affairs of the Trust. For its services, ICON pays BISYS at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

RELATED PARTIES

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, "CCO") receive no compensation from the Funds. The CCO's salary is paid 90% by the Funds and 10% by the Adviser. For the year ended September 30, 2005, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations.

3. LINE OF CREDIT

The Funds had entered into Lines of Credit agreements with U.S. Bank that allowed the Funds to borrow funds, subject to certain conditions, for temporary


 88   Notes to Financial Statements
purposes. The maximum borrowing was limited to 25% of eligible securities held by the portfolio subject to the following maximums:

                                                        AVERAGE U.S.     AVERAGE BBH
                                           MAXIMUM     BANK BORROWING     BORROWING
-------------------------------------------------------------------------------------
ICON Consumer Discretionary Fund**       $30,000,000     $1,677,700      $   728,674
ICON Energy Fund                          30,000,000              -                -
ICON Financial Fund                       35,250,000        592,929        8,056,338
ICON Healthcare Fund                      50,000,000      5,806,565                -
ICON Industrials Fund                     17,250,000        829,227       11,532,886
ICON Information Technology Fund          56,500,000      2,446,992        5,507,829
ICON Leisure and Consumer Staples
  Fund**                                  19,250,000      1,159,667        5,024,527
ICON Materials Fund                       15,000,000      2,989,104        1,348,882
ICON Telecommunication & Utilities Fund    8,750,000        209,762        3,421,081

**Fund had outstanding borrowings as of September 30, 2005.

This agreement was terminated when the custody was transferred to BBH.

Effective April 18, 2005, the Funds entered into Lines of Credit agreements with BBH; the maximum borrowing is limited to 25% of eligible securities held by the portfolio subject to a maximum borrowing limit by the Trust of $115 million. Interest is charged at LIBOR plus 2.00% which was 5.86% at September 30, 2005.

4. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryforwards as of September 30, 2005 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. The ICON Information Technology Fund has a capital loss carryforward of $54,485,753, which expires in 2011.


                                             Notes to Financial Statements    89

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2005, were as follows:

                                                                                                       TOTAL
                                                         ORDINARY     NET LONG-    TOTAL TAXABLE   DISTRIBUTIONS
                         FUND                             INCOME     TERM GAINS    DISTRIBUTIONS       PAID
----------------------------------------------------------------------------------------------------------------
ICON Financial Fund                                     $4,850,731   $ 9,918,321    $14,769,052     $14,769,052
ICON Healthcare Fund                                             -       877,529        877,529         877,529
ICON Leisure and Consumer Staples Fund                     698,297    12,873,932     13,572,229      13,572,229
ICON Materials Fund                                        163,349             -        163,349         163,349
ICON Telecommunication & Utilities Fund                    767,065             -        767,065         767,065

During the year ended September 30, 2005, the following capital loss carryforwards were used:

ICON Consumer Discretionary Fund                               $ 6,093,146
ICON Energy Fund                                                 7,535,248
ICON Industrials Fund                                           24,281,548
ICON Information Technology Fund                                 9,949,705
ICON Materials Fund                                             19,740,720
ICON Telecommunication & Utilities Fund                          4,843,948

As of September 30, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

                                                                                                             TOTAL
                            UNDISTRIBUTED   UNDISTRIBUTED                 ACCUMULATED      UNREALIZED     ACCUMULATED
                              ORDINARY        NET LONG-     ACCUMULATED   CAPITAL AND     APPRECIATION      EARNINGS
           FUND                INCOME        TERM GAINS      EARNINGS     OTHER LOSSES   (DEPRECIATION)    (DEFICITS)
----------------------------------------------------------------------------------------------------------------------
ICON Consumer
 Discretionary Fund          $        -      $15,075,599    $15,075,599   $          -    $ 12,171,156    $ 27,246,755
ICON Energy Fund              2,256,526       15,317,738     17,574,264              -     319,535,020     337,109,284
ICON Financial Fund           1,744,312       13,206,728     14,951,040              -      22,756,269      37,707,309
ICON Healthcare Fund                  -       10,591,515     10,591,515              -     129,803,475     140,394,990
ICON Industrials Fund                 -        4,282,208      4,282,208              -      43,716,211      47,998,419
ICON Information
 Technology Fund                      -                -              -    (54,485,753)     32,373,653     (22,112,100)
ICON Leisure and Consumer
 Staples Fund                    34,856        9,538,955      9,573,811              -       3,912,163      13,485,974
ICON Materials Fund             236,509        8,471,489      8,707,998              -      16,866,025      25,574,023
ICON Telecommunication &
 Utilities Fund               1,719,240        6,033,092      7,752,332              -      21,471,438      29,223,770


 90   Notes to Financial Statements

As of September 30, 2005, book cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

                                          UNREALIZED      UNREALIZED     NET APPRECIATION
          FUND                COST       APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
-----------------------------------------------------------------------------------------
ICON Consumer
  Discretionary Fund      $157,875,698   $15,296,598     ($3,125,442)      $12,171,156
ICON Energy Fund           675,852,259   320,310,350        (775,330)      319,535,020
ICON Financial Fund        188,446,605    24,168,907      (1,412,638)       22,756,269
ICON Healthcare Fund       555,918,422   138,674,998      (8,871,523)      129,803,475
ICON Industrials Fund      172,989,749    45,027,631      (1,311,420)       43,716,211
ICON Information
  Technology Fund          187,918,260    34,932,479      (2,558,826)       32,373,653
ICON Leisure and
  Consumer Staples Fund     43,986,130     5,097,937      (1,185,774)        3,912,163
ICON Materials Fund         83,545,814    17,044,670        (178,645)       16,866,025
ICON Telecommunication &
  Utilities Fund            99,874,163    21,816,656        (345,218)       21,471,438


                                             Notes to Financial Statements    91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON Sector Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund (nine of the portfolios constituting ICON Funds, hereafter referred to as the "Funds") at September 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
November 22, 2005


 92   Report of Accounting Firm

                                 Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 17 ICON Funds (the "Funds"). The Board is responsible for general oversight of the Funds' business and for ensuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign or are not re-elected.

INTERESTED TRUSTEE

CRAIG T. CALLAHAN, 54, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. ("ICON Advisers"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. ("IDI"), the Funds' Distributor, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of ICON Management & Research Corporation ("IM&R"), the parent company of ICON Advisers and IDI.

INDEPENDENT TRUSTEES

GLEN F. BERGERT, 55. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); DDP Inc., an insurance company (1998 to present); and Delta Reinsurance Corporation (2000 to present).

JOHN C. POMEROY, JR., 56. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager of Trinity Investment Management Corporation (1989 to 2001).

GREGORY KELLAM SCOTT, 57. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott was Senior Vice President -- Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott is also a member of the National Board of Directors of the Constituency for Africa (1997 to present) and serves as Executive Director of Indiana Civil Rights Commission (2005-present).


                                                     Trustees and Officers    93

(unaudited)

R. MICHAEL SENTEL, 57. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission's Division of Enforcement and became a branch chief. Later he served as the section chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

JONATHAN F. ZESCHIN, 52. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and was Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to 2002). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin was previously a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to 2004); and was previously a Director of the Wasatch Funds (2002 to 2004).

THE OFFICERS OF THE FUNDS ARE:

CRAIG T. CALLAHAN, 54. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers' President (1998 to present) and served as the Chief Investment Officer (1991 to 2004). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan is also the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of IM&R.

ERIK L. JONSON, 56. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception and from May 20, 2005 to November 15, 2005 acting Secretary. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).

 94   Trustees and Officers

                                                   Other Information (unaudited)

ALL FUNDS

RENEWAL OF INVESTMENT ADVISORY AGREEMENT.

In determining to renew the investment advisory agreements between ICON Funds (the "Trust") and ICON Advisers, Inc. ("ICON" or the "Adviser") the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust's Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, Foreign and Core Equity Funds) and under the Trust's Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the Specialty Funds -- Bond, Covered Call, Equity Income and Long/Short Funds) (collectively, the "Advisory Agreements"). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 8, 2005, the Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2005.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information and also met with management to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of the Adviser's investment personnel, the Adviser's compliance programs, the Adviser's brokerage practices, including the extent to which the Adviser obtains research through "soft dollar" arrangements with the Funds' brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

                                                         Other Information    95

Other Information (continued) (unaudited)

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates. The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board concluded that the profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

The Board of Trustees' considered:

1. In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON's staffing, systems and facilities. The Board also assessed ICON's non-Trust business to see if there are any initiatives that would dilute service to the Trust. It was noted:

     A. That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds;

     B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to ICON's investment and trading departments; and

     C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees.

2. In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by ICON and its related companies from the relationship with the Trust, the Board considered the Lipper comparative data, data concerning ICON's soft-dollar arrangements, data from independent reviews of compliance procedures, costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated

 96   Other Information
profitability analyses which had been provided by ICON, other benefits to ICON from serving as the Funds' adviser, and ICON's financial statements.

     A. With respect to the soft-dollar arrangements the Board assessed all facets of the arrangements -- including the quality of trade execution. It was noted that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions and that such research assists ICON in providing quality investment advisory services to the Funds and other accounts to which it provides advisory services. The Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

     B. The Board noted that ICON benefits from serving directly as investment adviser and administrative agent, and through its affiliate, as the principal underwriter for the Funds. With respect to the distribution services, the Board noted that proceeds of the Trust's distribution plans pursuant to Rule 12b-1 under the 1940 Act for the International Equity and Specialty Funds are paid to ICON's affiliate and that the distributor has not profited from plan proceeds as all of the proceeds have been or will be used to cover distribution and marketing expenses. In this regard, the Trustees noted that marketing efforts have been successful as evidenced by Fund asset levels. With respect to the administrative fee paid to ICON, the Board reviewed the comparative data related to those services. The Board also considered the compliance experience in these service areas and concluded that the services provided by ICON and its affiliates to the Funds are satisfactory and that the profits derived from providing the services are competitive and reasonable.

     C. The Board also noted the risks assumed by ICON in providing investment advisory, distribution and administrative services (including compliance) to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Funds is made with the recognition that the Funds' advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

3. In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from Lipper, Inc. concerning funds of similar size and funds of larger size, as well as data concerning ICON's other clients:

     A. In this regard the Board noted that the Trust had recently changed fund accounting, transfer agent and custodial service providers; and that the expense numbers in the comparative data did not reflect the lower fees to be charged by the current service providers.


                                                         Other Information    97

Other Information (continued) (unaudited)

     B. The advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly-managed funds as set forth in the comparative data.

     It was noted that contractual advisory fees for the Sector Funds were higher than fees for similar funds; but that the Sector Funds' expense ratios were competitive and in most instances lower than those of similarly-managed Funds.

     It was noted that contractual advisory fees for the International Funds were above the average fees for similar funds; and that the Funds' expense ratios were competitive in light of their size.

     It was noted that contractual advisory fees for the Specialty Funds were in line with fees for similar funds; and that, with the exception of the Bond Fund, the Specialty Funds' expense ratios were lower than those of similarly-managed Funds.

     It was noted that contractual advisory fee for the Core Equity Fund was below the average fee for similar funds; and that its expense ratio was lower than those of similarly-managed Funds.

     C. In connection with assessing advisory fees and expense ratios it was noted ICON has contractually agreed to impose expense limitations on the International Equity and the Specialty Funds at a cost to ICON.

     D. It was noted that generally the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed Funds; however, to the extent such fees are lower, it is due to the fact that such accounts are less costly for ICON to manage.

     E. It was noted that the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and may well be lower than fees arrived solely from such arm's-length negotiation.

4. The Board considered the extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund's fees reflect these economies of scale for the benefit of Fund shareholders. In the regard the Board noted the Adviser's commitment to establish breakpoints in its investment advisory fees at elevated asset levels commencing during the next fiscal year.

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the advisory agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would

 98   Other Information
perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm's length in light of the circumstances.

SUPPLEMENTAL TAX INFORMATION

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2005, qualify for the corporate dividends received deduction for the following Funds:

                                                              DIVIDENDS
                                                              RECEIVED
FUND                                                          DEDUCTION
-----------------------------------------------------------------------
ICON Financial Fund                                             10.19%
ICON Leisure and Consumer Staples Fund                         100.00
ICON Materials Fund                                             59.33
ICON Telecommunication & Utilities Fund                         24.27

For the fiscal year ended September 30, 2005, the following Funds paid qualified dividend income of:

FUND                                                            AMOUNT
------------------------------------------------------------------------
ICON Financial Fund                                           $2,805,053
ICON Leisure and Consumer Staples Fund                           698,297
ICON Materials Fund                                              163,349
ICON Telecommunication & Utilities Fund                          767,065

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

FUND                                                            AMOUNT
-------------------------------------------------------------------------
ICON Financial Fund                                           $ 9,918,321
ICON Healthcare Fund                                              877,529
ICON Leisure and Consumer Staples Fund                         12,873,932


                                                         Other Information    99

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures the ICON Funds use to vote proxies is available at www.iconadvisers.com; without charge upon request by calling 1-800-764-0442; or on the SEC's website at www.sec.gov.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov.

FOR MORE INFORMATION

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor

                       THIS PAGE INTENTIONALLY LEFT BLANK

[ICON FUNDS LOGO]

For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 55452
                                            Boston, MA 02205-8165

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

[ICON FUNDS LOGO]

1-800-764-0442
www.iconadvisers.com

                                                           I-147-SEC

ITEM 2. CODE OF ETHICS.

     During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Jonathan F. Zeschin, who is "independent" for purposes of this Item 3 of Form N-CSR.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal year ended 9/30/05



                           Registrant                  (g) Covered Entities  1
                           ----------                      ----------------
(a) Audit Fees  2             $298,250                           N/A
(b) Non-Audit Fees
(c) Tax Fees 3                $64,300                            $34,650
    All Other Fees 4             -                               $28,400
(d) Total Non-Audit Fees      $64,300                            $63,050




Fiscal year ended 9/30/04


                           Registrant                    (g)  Covered Entities  1
                           ----------                         ----------------
(a) Audit Fees  2            $261,500                               N/A
(b) Non-Audit Fees
(c) Tax Fees 3               $ 91,300                             $30,870
    All Other Fees 4         $  6,300                             $85,700   5
(d) Total Non-Audit Fees     $ 97,600                            $116,570



1. Covered Entities include ICON Advisers, Inc. ("ICON Advisers"), investment adviser and administrator to the Registrant, as well as ICON Advisers' affiliated entities.
2. "Audit Fees" represents fees for performing an audit of the Registrant's annual financial statements or services that are normally provided by the independent accountants in connection with statutory and regulatory filings.
3. "Tax Fees" represent fees for tax return preparation, excise distribution calculations, quarterly tax compliance reviews, and tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.
4. "All Other Fees" paid by the Registrant in fiscal year 2004 reflect agreed-upon procedures related to trade allocation review. For fiscal year 2005, the fees were related to multi-class issues.
5. "All Other Fees" paid by Covered Entities in fiscal year 2004 reflect fees for agreed-upon procedures related to trade allocation review and fees related to verification of ICON Advisers' performance results pursuant to the Association for Investment Management and Research Performance Presentation Standards.

(e)(1) The Audit Committee of the Registrant's Board of Trustees ("Board") is required to review and pre-approve all services to be provided by the independent accountants to the Registrant and Covered Entities to determine whether the services performed by the independent accountants impair their independence from the Registrant. The Audit Committee has delegated preapproval authority to the Chairman of the Audit Committee, subject to review and ratification by the full Audit Committee.

(e)(2) All of the principal accountants' hours spent on auditing the Registrant's financial statements were attributed to work performed by full-time permanent employees of the independent accountants. 100% of the non-audit services provided by the independent accountants to either the Registrant or the Covered Entities were pre-approved by the Audit Committee.

(f) Not applicable.

(h) The Audit Committee of the Registrant's Board has considered whether the provision of services other than audit services performed by the independent accountants to the Registrant and Covered Entities is compatible with maintaining the independent accountants' independence in performing audit services.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.


(a)(1) THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY
       ITEM 2 IS FURNISHED HEREWITH.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30A-2 ARE FURNISHED HEREWITH.

(a)(3) Not Applicable.

(b)    CERTIFICATIONS PURSUANT TO RULE 30A-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               ICON FUNDS
            --------------------------------------------------------------

By (Signature and Title)*   /s/ Craig T. Callahan
                         -------------------------------------------------
                            Craig T. Callahan, President and Chief Executive
                            Officer (Principal Executive Officer)

Date  December 8, 2005
      ----------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Craig T. Callahan
                         -------------------------------------------------------
                              Craig T. Callahan, President and Chief Executive
                              Officer (Principal Executive Officer)

Date   December 8, 2005
      ----------------------------------------

By (Signature and Title)*    /s/ Erik L. Jonson
                         -------------------------------------------------------
                             Erik L. Jonson, Vice President, Chief Financial
                             Officer and Treasurer
                             (Principal Financial Officer and Principal
                             Accounting Officer)

Date   December 8, 2005
      ----------------------------------------